Dreyfus Premier

State Municipal

Bond Fund,

Connecticut Series

ANNUAL REPORT April 30, 2000

(reg.tm)


================================================================================


The views expressed herein are current to the date of this report. These views and the composition of the fund's portfolio are subject to change at any time based on market and other conditions.

           * Not FDIC-Insured
           * Not Bank-Guaranteed
           * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the President

                             3   Discussion of Fund Performance

                             6   Fund Performance

                             8   Statement of Investments

                            13   Statement of Assets and Liabilities

                            14   Statement of Operations

                            15   Statement of Changes in Net Assets

                            17   Financial Highlights

                            20   Notes to Financial Statements

                            25   Report of Independent Auditors

                            26   Important Tax Information

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                                                Dreyfus Premier

                                  State Municipal Bond Fund, Connecticut Series

LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this annual report for Dreyfus Premier State Municipal Bond Fund, Connecticut Series, covering the 12-month period from May 1, 1999 through April 30, 2000. Inside, you'll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, Samuel Weinstock.

When the reporting period began, evidence had emerged that the U.S. economy was growing strongly in an environment characterized by high levels of consumer spending and low levels of unemployment. Concerns that inflationary pressures might re-emerge caused the Federal Reserve Board to raise short-term interest rates five times during the reporting period, for a total increase of 1.25 percentage points. While higher interest rates generally led to an erosion of municipal bond prices during much of the reporting period, the tax-exempt bond market showed renewed signs of strength during the first four months of 2000.

Municipal bonds were also influenced by supply-and-demand considerations. These technical influences have caused the yields of tax-exempt bonds to rise to very attractive levels compared to the after-tax yields of taxable bonds of comparable maturity and credit quality, making tax-exempt bonds especially attractive for investors in the higher federal and state income tax brackets.

We  appreciate  your  confidence over the past year, and we look forward to your
continued   participation   in  Dreyfus  Premier  State  Municipal  Bond  Fund,
Connecticut Series.

Sincerely,


Stephen E. Canter
President and Chief Investment Officer
The Dreyfus Corporation
May 15, 2000




DISCUSSION OF FUND PERFORMANCE

Samuel Weinstock, Portfolio Manager

How did Dreyfus Premier State Municipal Bond Fund, Connecticut Series, perform during the period?

For the 12-month period ended April 30, 2000, the fund's Class A shares provided a -3.06% total return, its Class B shares provided a -3.66% total return and its Class C shares provided a -3.89% total return.(1) In comparison, the Lipper Connecticut Municipal Debt Funds category average provided a -2.61% total return for the same period.(2)

In a rising interest-rate environment, which caused most municipal bond prices to decline during the reporting period, the fund's relative performance lagged that of its category average. We attribute our underperformance to the fund's focus on income. Because of this focus, the fund's total return tends to outperform the averages during declining markets, but may lag during rallies such as the one that prevailed during the first quarter of 2000.

What is the fund's investment approach?

Our goal is to seek as high a level of federal and Connecticut tax-exempt income as is practical without undue risk from a diversified portfolio of municipal bonds. To achieve this objective, we employ four primary strategies. First, we strive to identify the maturity range that we believe will provide the most favorable returns over the next two years. Second, we evaluate issuers' credit quality to find bonds that we believe provide high yields at attractive prices. Third, we look for bonds with attractive high interest payments, even if they sell at a premium to face value. Fourth, we assess individual bonds' early redemption features, focusing on those that cannot be redeemed soon by their issuers. Typically, the bonds we select for the portfolio will have several of these qualities.

We also use computer models to evaluate the likely performance of bonds under various market scenarios, including a .25% rise in interest rates and a .50%
decline.    When    we    find    securities   that   we   believe
                                                                        The Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

will provide participation when the market rises and some protection against declines, we tend to hold them for the long term.

What other factors influenced the fund's performance?

Although the fund's performance was hurt by a difficult investment environment during the final two months of 1999, the first four months of 2000 generally provided better market conditions and a market rally. While the fund's performance lagged that of its peer group, this rally helped offset most -- but not all -- of 1999's decline.

When the reporting period began on May 1, 1999, investors had become concerned that strong economic growth might rekindle long-dormant inflationary pressures, especially from rising wages in a tight job market. In an attempt to ease these pressures and forestall a reacceleration of inflation, the Federal Reserve Board raised short-term interest rates five times during the reporting period, causing most bond prices to fall, for a total increase of 1.25 percentage points.

Municipal bond prices also fell during November and December, 1999, because of adverse supply-and-demand influences. For a variety of reasons, institutional investors such as insurance companies and mutual funds participated less in the tax-exempt market. Despite strong demand from individual investors, the absence of institutional buyers helped reduce overall demand and drove municipal bond prices down. During the first quarter of 2000, however, issuance of municipal bonds nationally declined approximately 20%, as compared to the same period in 1999. This supply reduction, combined with robust demand from individual investors, helped support a rebound of municipal bond prices.

What is the fund's current strategy?

We have changed the balance of assets in the fund from approximately 85% income-oriented bonds and about 15% total return-oriented bonds to a target of 75% and 25% , respectively. This shift is part of our continuing effort to upgrade the fund's liquidity profile by gradually moving away from the types of bonds that may have underperformed the market over the past six months. Accordingly, we have sold some of our longer term, lower rated holdings, including bonds issued by industrial development regions (IDRs) and health care facilities. We have attempted to invest the proceeds of these sales in shorter term bonds with greater protection from early redemptions. We have found such opportunities primarily among insured bonds that we believe will appeal to retail investors if and when the time comes to sell them. We have also found attractive opportunities among non-callable Puerto Rico bonds, which are tax-exempt for Connecticut residents.

These changes in the fund's asset mix have modestly affected our duration management strategy. At about 8.35 years as of April 30, the fund's average duration -- a measure of sensitivity to changing interest rates -- is slightly longer than it was when the reporting period began.

May 15, 2000

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID, AND DOES NOT TAKE INTO CONSIDERATION THE MAXIMUM INITIAL SALES CHARGE IN THE CASE OF CLASS A SHARES, OR THE APPLICABLE CONTINGENT DEFERRED SALES CHARGE IMPOSED ON REDEMPTIONS IN THE CASE OF CLASS B AND CLASS C SHARES. HAD THESE CHARGES BEEN REFLECTED, RETURNS WOULD HAVE BEEN LOWER. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE, YIELD AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. INCOME MAY BE SUBJECT TO STATE AND LOCAL TAXES FOR NON-CONNECTICUT RESIDENTS AND SOME INCOME MAY BE SUBJECT TO THE FEDERAL ALTERNATIVE MINIMUM TAX (AMT) FOR CERTAIN INVESTORS. CAPITAL GAINS, IF ANY, ARE FULLY TAXABLE.

(2)  SOURCE: LIPPER ANALYTICAL SERVICES, INC.

                                                             The Fund

FUND PERFORMANCE

Comparison of change in value of $10,000 investment in Dreyfus Premier State Municipal Bond Fund, Connecticut Series Class A shares and the Lehman Brothers Municipal Bond Index

((+))  SOURCE: LIPPER ANALYTICAL SERVICES, INC.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

THE ABOVE GRAPH COMPARES A $10,000 INVESTMENT MADE IN CLASS A SHARES OF DREYFUS PREMIER STATE MUNICIPAL BOND FUND, CONNECTICUT SERIES (THE "FUND") ON 4/30/90 TO A $10,000 INVESTMENT MADE IN THE LEHMAN BROTHERS MUNICIPAL BOND INDEX (THE "INDEX") ON THAT DATE. ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS ARE REINVESTED. PERFORMANCE FOR CLASS B AND CLASS C SHARES WILL VARY FROM THE PERFORMANCE OF CLASS A SHARES SHOWN ABOVE DUE TO DIFFERENCES IN CHARGES AND EXPENSES.

THE FUND INVESTS PRIMARILY IN CONNECTICUT MUNICIPAL SECURITIES AND ITS PERFORMANCE SHOWN IN THE LINE GRAPH TAKES INTO ACCOUNT THE MAXIMUM INITIAL SALES CHARGE ON CLASS A SHARES AND ALL OTHER APPLICABLE FEES AND EXPENSES. THE INDEX IS NOT LIMITED TO INVESTMENTS PRINCIPALLY IN CONNECTICUT MUNICIPAL OBLIGATIONS AND DOES NOT TAKE INTO ACCOUNT CHARGES, FEES AND OTHER EXPENSES. THE INDEX, UNLIKE THE FUND, IS AN UNMANAGED TOTAL RETURN PERFORMANCE BENCHMARK FOR THE LONG-TERM, INVESTMENT-GRADE, GEOGRAPHICALLY UNRESTRICTED TAX-EXEMPT BOND MARKET, CALCULATED BY USING MUNICIPAL BONDS SELECTED TO BE REPRESENTATIVE OF THE MUNICIPAL MARKET OVERALL. THESE FACTORS CAN CONTRIBUTE TO THE INDEX POTENTIALLY OUTPERFORMING OR UNDERPERFORMING THE FUND. FURTHER INFORMATION RELATING TO FUND PERFORMANCE, INCLUDING EXPENSE REIMBURSEMENTS, IF APPLICABLE, IS CONTAINED IN THE FINANCIAL HIGHLIGHTS SECTION OF THE PROSPECTUS AND ELSEWHERE IN THIS REPORT



Average Annual Total Returns AS OF 4/30/00

                                                           Inception                                                       From
                                                             Date          1 Year          5 Years       10 Years        Inception
------------------------------------------------------------------------------------------------------------------------------------

CLASS A SHARES
WITH SALES CHARGE (4.5%)                                    5/28/87       (7.44)%            4.30%          6.12%            --
WITHOUT SALES CHARGE                                        5/28/87       (3.06)%            5.26%          6.61%            --

CLASS B SHARES
WITH REDEMPTION((+))                                        1/15/93       (7.31)%            4.37%           --             4.81%

WITHOUT REDEMPTION                                          1/15/93       (3.66)%            4.69%           --             4.81%

CLASS C SHARES
WITH REDEMPTION((+)(+))                                     8/15/95       (4.80)%              --             --             4.24%
WITHOUT REDEMPTION                                          8/15/95       (3.89)%              --             --             4.24%

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

((+))  THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE FOR CLASS B SHARES IS 4% AND
IS REDUCED TO 0% AFTER SIX YEARS, AT WHICH TIME CLASS B SHARES CONVERT TO CLASS
A SHARES.

((+)(+))  THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE FOR CLASS C SHARES IS 1%
FOR SHARES REDEEMED WITHIN ONE YEAR OF THE DATE OF PURCHASE.

                                                             The Fund


April 30, 2000

STATEMENT OF INVESTMENTS


STATEMENT OF INVESTMENTS

                                                                                             Principal
LONG-TERM MUNICIPAL INVESTMENTS--99.0%                                                      Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

CONNECTICUT--72.5%

Connecticut:

   4.954%, 3/15/2012                                                                          5,000,000  (a,b)         4,715,950

   5%, 3/15/2012                                                                                 70,000                   68,012

   5.25%, 3/1/2012                                                                            3,000,000                2,985,420

   5.125%, 3/15/2013                                                                          4,450,000                4,343,645

   5.50%, 5/15/2014                                                                           1,900,000                1,912,825

   5.25%,  3/1/2016                                                                           2,700,000                2,600,019

   (Clean Water Fund) Revenue:

      5.25%, 7/15/2012                                                                           15,000                   14,846

      5.454%, 7/15/2012                                                                       4,850,000  (a)           4,750,187

   Special Tax Obligation Revenue
      (Transportation Infrastructure):

         5.50%, Series A, 11/1/2007 (Insured; FSA)                                            4,580,000                4,694,500

         5.50%, Series B, 11/1/2007 (Insured; FSA)                                            5,000,000                5,125,000

         7.125%, 6/1/2010                                                                     3,400,000                3,869,404

         6.75%, 6/1/2011 (Prerefunded 6/1/2003)                                               8,500,000  (c)           8,944,295

Connecticut Development Authority, Revenue:

  First Mortgage Gross:

    (Health Care Project, Church Homes Inc.):

         5.70%, 4/1/2012                                                                      1,240,000                1,102,273

         5.80%, 4/1/2021                                                                      3,000,000                2,505,450

      (Health Care Project, Elim Park Baptist Home)
         5.375%, 12/1/2018                                                                    2,300,000                1,870,314

   Life Care Facilities (Seabury Project)

      8.75%, 9/1/2006                                                                         1,625,000                1,742,163

   Pollution Control (Light and Power) 5.85%, 9/1/2028                                       10,150,000                9,166,668

   Water Facilities (Bridgeport Hydraulic) 6.15%,
      4/1/2035 (Insured; AMBAC)                                                               2,750,000                2,754,813

Connecticut Health and Educational Facilities
   Authority, Revenue:

      (Danbury Hospital) 5.75%, 7/1/2029 (Insured; AMBAC)                                     3,000,000                2,939,460

      (Greenwich Academy) 5.75%, 3/1/2026 (Insured; FSA)                                      3,130,000                3,078,042

      (Greenwich Hospital) 5.80%, 7/1/2026 (Insured; MBIA)                                      665,000                  653,083

      (Hartford University):

         6.75%, 7/1/2012                                                                      3,500,000                3,568,180

         6.80%, 7/1/2022                                                                      8,500,000                8,551,765

      (Hospital for Special Care) 5.375%, 7/1/2017                                            4,430,000                3,676,058

      (Johnson Evergreen Corp.) 8.50%, 7/1/2022                                               4,500,000                4,688,280

      (Loomis Chaffee School Project)

         6%, 7/1/2025 (Insured; MBIA)                                                         1,000,000                1,007,720

      (Middlesex Hospital)

         6.25%, 7/1/2022 (Insured; MBIA) (Prerefunded
         7/1/2002)                                                                            3,500,000  (c)           3,662,400


                                                                                              Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                  Amount ($)                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

CONNECTICUT (CONTINUED)

Connecticut Health and Educational Facilities

  Authority, Revenue (continued):

      (New Britian General Hospital) 6.125%, 7/1/2014
         (Insured; AMBAC)                                                                     1,000,000                1,034,110

      (New Britain Memorial Hospital) 7.75%, 7/1/2022
         (Prerefunded 7/1/2002)                                                              11,000,000  (c)          11,851,620

      (Norwalk Hospital) 6.25%, 7/1/2022 (Insured; MBIA)
         (Prerefunded 7/1/2002)                                                               3,860,000  (c)           4,039,104

      (Nursing Home Program - 3030 Park Fairfield Health

         Center Project)

         6.25%, 11/1/2021                                                                     2,500,000                2,481,000

      (Quinnipiac College):

         6%, 7/1/2013 (Prerefunded 7/1/2003)                                                  4,100,000  (c)           4,285,689

         6%, 7/1/2013                                                                         2,445,000                2,410,868

      (Sacred Heart University):

         6.50%, 7/1/2016 (Prerefunded 7/1/2006)                                               1,465,000  (c)           1,588,529

         6.125%, 7/1/2017 (Prerefunded 7/1/2007)                                              1,000,000  (c)           1,068,250

         6.625%, 7/1/2026 (Prerefunded 7/1/2006)                                              2,720,000  (c)           2,967,139

      (Trinity College) 5.875%, 7/1/2026 (Insured; MBIA)                                      2,500,000                2,489,825

      (University of New Haven):

         6.625%, 7/1/2016                                                                     4,050,000                4,083,777

         6.70%, 7/1/2026                                                                      8,605,000                8,610,851

      (William W. Backus Hospital) 5.75%, 7/1/2027
         (Insured; AMBAC)                                                                     2,500,000                2,437,075

      (Windham Community Memorial Hospital)

         6%, 7/1/2020                                                                         1,000,000                  844,700

      (Yale, New Haven Hospital) 5.70%, 7/1/2025
         (Insured; MBIA)                                                                      7,970,000                7,732,095

Connecticut Housing Finance Authority

  (Housing Mortgage Finance Program):

      6.125%, 5/15/2018 (Insured; MBIA)                                                       1,655,000                1,680,917

      6.45%, 5/15/2022                                                                        4,535,000                4,580,758

      6.70%, 11/15/2022                                                                       6,030,000                6,193,172

      6.75%, 11/15/2023                                                                       5,010,000                5,242,815

      5.45%, 11/15/2029                                                                       5,805,000                5,254,396

      6%, Subseries F-2, 11/15/2027                                                           4,645,000                4,583,221

      6%, Series G, 11/15/2027                                                                4,000,000                3,946,800

      5.85%, Subseries B-2, 11/15/2028                                                        9,875,000                9,529,770

      5.85%, Subseries C-2, 11/15/2028                                                        6,360,000                6,063,560

      5.50%, 11/15/2035                                                                         325,000                  290,361

Connecticut Resource Recovery Authority, RRR

   5.90%, 11/15/2000                                                                          6,750,000                6,766,740

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                              Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                  Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

CONNECTICUT (CONTINUED)

Eastern Connecticut Resource Recovery Authority:

  Solid Waste Revenue:

      5.66%, 1/1/2014                                                                         5,000,000  (a)           3,465,850

      (Wheelabrator Lisbon Project):

         5.50%, 1/1/2014                                                                         50,000                   42,329

         5.50%, 1/1/2020                                                                      9,380,000                7,596,862

Greenwich Housing Authority, MFHR (Greenwich Close)

   6.25%, 9/1/2017                                                                            4,840,000                4,528,740

Sprague, Environmental Improvement Revenue

   (International Paper Company Project) 5.70%, 10/1/2021                                     1,350,000                1,223,087

Stamford 6.60%, 1/15/2010                                                                     2,750,000                3,086,160

University of Connecticut:

   5.75%, 3/1/2013 (Insured; FGIC)                                                            1,850,000                1,920,152

   5.75%, 3/1/2015 (Insured; FGIC)                                                            1,770,000                1,815,082

   5.75%, 3/1/2016 (Insured; FGIC)                                                            2,500,000                2,553,400

U. S. RELATED--26.5%

Commonwealth of Puerto Rico:

   5.65%, 7/1/2015 (Insured; MBIA)                                                            6,690,000                6,889,897

   (Public Improvement):

      5.50%, 7/1/2013 (Insured; MBIA)                                                         8,000,000                8,176,400

      5.25%, 7/1/2014 (Insured; MBIA)                                                         3,925,000                3,891,794

      5.25%, 7/1/2015 (Insured; MBIA)                                                         1,000,000                  985,030

      6%, 7/1/2015 (Insured; MBIA)                                                            2,000,000                2,134,840

      Zero Coupon, 7/1/2017 (Insured; MBIA)                                                   3,800,000                1,452,170

      6.80%, 7/1/2021 (Prerefunded 7/1/2002)                                                  6,000,000  (c)           6,358,320

Puerto Rico Aqueduct and Sewer Authority, Revenue

   6.25%, 7/1/2013 (Insured; MBIA)                                                            9,000,000                9,860,850

Puerto Rico Electric Power Authority, Power Revenue:

   5%, 7/1/2012 (Insured; MBIA)                                                                  50,000                   48,773

   5.003%, 7/1/2012                                                                           2,000,000  (a,b)         1,901,820

Puerto Rico Highway and Transportation Authority,
   Highway Revenue:

      6.254%, 7/1/2010                                                                        3,200,000  (a)           3,224,000

      5.50%, 7/1/2013 (Insured; MBIA)                                                            10,000                   10,220

      6.003%, 7/1/2013                                                                        2,290,000  (a)           2,390,989

      6.625%, 7/1/2018 (Prerefunded 7/1/2002)                                                 5,000,000  (c)           5,280,700

      5.50%, 7/1/2026 (Insured; FSA)                                                          2,375,000                2,274,823

      5%, 7/1/2036                                                                            2,500,000                2,105,950

      5.50%, 7/1/2036                                                                         5,000,000                4,672,350


                                                                                              Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                  Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

U. S. RELATED (CONTINUED)

Puerto Rico Industrial Tourist, Educational, Medical and
  Environmental Control Facilities

    Financing Authority,  Revenue:

      (Ana G. Mendez University System Project)
         5.375%, 2/1/2029                                                                     2,250,000                1,936,485

      (Teachers Retirement System):

         5.50%, 7/1/2016                                                                      1,150,000                1,148,068

         5.50%, 7/1/2021                                                                        800,000                  770,408

Puerto Rico Ports Authority, Special Facilities Revenue
   (American Airlines):

      6.30%, 6/1/2023                                                                         2,000,000                1,978,280

      6.25%, 6/1/2026                                                                         6,155,000                6,053,504

University of Puerto Rico, University Revenue

   5.50%, 6/1/2015 (Insured; MBIA)                                                            5,000,000                5,009,900

Virgin Islands Public Finance Authority, Revenue,

   Gross Receipts Taxes Loan Note 6.375%, 10/1/2019                                           5,000,000                5,011,750

Virgin Islands Water and Power Authority, Refunding
   (Electric Systems)

   5.30%, 7/1/2021                                                                            2,000,000                1,724,840
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $321,985,164)                                                             99.0%              318,571,737

CASH AND RECEIVABLES (NET)                                                                         1.0%                3,073,247

NET ASSETS                                                                                       100.0%              321,644,984

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

Summary of Abbreviations

AMBAC                     American Municipal Bond
                             Assurance Corporation
FGIC                      Financial Guaranty Insurance
                             Company

FSA                       Financial Security Assurance
MBIA                      Municipal Bond Investors
                             Assurance Insurance
                             Corporation
MFHR                      Multi-Family Housing Revenue
RRR                       Resources Recovery Revenue

Summary of Combined Ratings (Unaudited)

Fitch                or          Moody's               or        Standard & Poor's                           Value (%)
------------------------------------------------------------------------------------------------------------------------------------
AAA                              Aaa                             AAA                                              42.6
AA                               Aa                              AA                                               20.4
A                                A                               A                                                 2.5
BBB                              Baa                             BBB                                              23.4
BB                               Ba                              BB                                                2.9
F1                               MIG1/P1                         SP1/A1                                            2.1
Not Rated(d)                     Not Rated(d)                    Not Rated(d)                                      6.1

                                                                                                                 100.0

(A)  INVERSE FLOATER SECURITY-THE INTEREST RATE IS SUBJECT TO CHANGE
     PERIODICALLY.

(B)  SECURITIES EXEMPT FROM REGISTRATION UNDER RULE 144A OF THE SECURITIES ACT
     OF 1933. THESE SECURITIES MAY BE RESOLD IN TRANSACTIONS EXEMPT FROM
     REGISTRATION, NORMALLY TO QUALIFIED INSTITUTIONAL BUYERS. AT APRIL 30,
     2000, THESE SECURITIES AMOUNTED TO $6,617,770 OR 2.1% OF NET ASSETS.

(C)  BONDS WHICH ARE PREREFUNDED ARE COLLATERALIZED BY U.S. GOVERNMENT
     SECURITIES WHICH ARE HELD IN ESCROW AND ARE USED TO PAY PRINCIPAL AND
     INTEREST ON THE MUNICIPAL ISSUE AND TO RETIRE THE BONDS IN FULL AT THE
     EARLIEST REFUNDING DATE.

(D)  SECURITIES WHICH, WHILE NOT RATED BY FITCH, MOODY'S AND STANDARD & POOR'S
     HAVE BEEN DETERMINED BY THE MANAGER TO BE OF COMPARABLE QUALITY TO THOSE
     RATED SECURITIES IN WHICH THE FUND MAY INVEST.

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF ASSETS AND LIABILITIES

April 30, 2000

                                                             Cost         Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of
Investments                                           321,985,164   318,571,737

Interest receivable                                                   6,624,689

Receivable for shares of Beneficial Interest subscribed                  67,506

Prepaid expenses                                                          7,844

                                                                    325,271,776
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                           233,185

Cash overdraft due to Custodian                                       3,033,509

Payable for shares of Beneficial Interest redeemed                      288,015

Accrued expenses                                                         72,083

                                                                      3,626,792
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      321,644,984
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                     328,286,859

Accumulated net realized gain (loss) on investments                 (3,228,448)

Accumulated net unrealized appreciation (depreciation)
   on investments--Note 4                                           (3,413,427)
--------------------------------------------------------------------------------

NET ASSETS ($)                                                     321,644,984


NET ASSET VALUE PER SHARE

                                                                              Class A               Class B                Class C
------------------------------------------------------------------------------------------------------------------------------------

Net Assets ($)                                                            274,962,106             42,282,650              4,400,228

Shares Outstanding                                                         24,532,895              3,775,921                393,310
------------------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE PER SHARE ($)                                                   11.21                  11.20                  11.19

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF OPERATIONS

Year Ended April 30, 2000

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INTEREST INCOME                                                     20,861,106

EXPENSES:

Management fee--Note 3(a)                                            1,918,534

Shareholder servicing costs--Note 3(c)                               1,089,343

Distribution fees--Note 3(b)                                           278,348

Custodian fees                                                          37,229

Professional fees                                                       31,907

Prospectus and shareholders' reports                                    27,383

Registration fees                                                       24,919

Trustees' fees and expenses--Note 3(d)                                   4,853

Loan commitment fees--Note 2                                             3,575

Interest expense--Note 2                                                   132

Miscellaneous                                                           23,416

TOTAL EXPENSES                                                       3,439,639

INVESTMENT INCOME--NET                                              17,421,467
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments                            (1,719,512)

Net unrealized appreciation (depreciation) on investments         (28,371,812)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS            (30,091,324)

NET (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS            (12,669,857)

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF CHANGES IN NET ASSETS

                                                      Year Ended April 30,
                                                 -------------------------------
                                                     2000                 1999
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                         17,421,467           18,451,596

Net realized gain (loss) on investments       (1,719,512)            4,383,270

Net unrealized appreciation (depreciation)
   on investments                            (28,371,812)            1,477,323

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                 (12,669,857)           24,312,189
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

Investment income--net:

Class A shares                               (15,000,075)         (15,578,898)

Class B shares                                (2,233,944)          (2,715,809)

Class C shares                                  (187,448)            (156,889)

Net realized gain on investments:

Class A shares                                (2,204,487)          (4,072,493)

Class B shares                                  (348,427)            (834,380)

Class C shares                                   (32,235)             (50,867)

TOTAL DIVIDENDS                              (20,006,616)         (23,409,336)
--------------------------------------------------------------------------------

BENEFICIAL INTEREST TRANSACTIONS ($):

Net proceeds from shares sold:

Class A shares                                 39,436,556           43,274,085

Class B shares                                  8,125,689           11,921,647

Class C shares                                  1,173,941            2,477,619

Dividends reinvested:

Class A shares                                  9,873,750           11,453,214

Class B shares                                  1,622,454            2,410,797

Class C shares                                    121,987              118,461

Cost of shares redeemed:

Class A shares                               (64,785,036)         (47,956,181)

Class B shares                               (21,106,153)         (15,340,812)

Class C shares                                (1,450,758)            (194,500)

INCREASE (DECREASE) IN NET ASSETS FROM
   BENEFICIAL INTEREST TRANSACTIONS          (26,987,570)           8,164,330

TOTAL INCREASE (DECREASE) IN NET ASSETS      (59,664,043)           9,067,183
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                           381,309,027          372,241,844

END OF PERIOD                                 321,644,984          381,309,027

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

                                                       Year Ended April 30,
                                                 -------------------------------
                                                     2000                 1999
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS:

CLASS A(A)

Shares sold                                     3,412,262            3,505,138

Shares issued for dividends reinvested            862,286              925,802

Shares redeemed                               (5,663,577)          (3,878,849)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING  (1,389,029)             552,091
--------------------------------------------------------------------------------

CLASS B(A)

Shares sold                                       697,009              963,796

Shares issued for dividends reinvested            141,580              194,981

Shares redeemed                               (1,828,104)          (1,244,687)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING   (989,515)             (85,910)
--------------------------------------------------------------------------------

CLASS C

Shares sold                                       102,199              200,538

Shares issued for dividends reinvested             10,718                9,591

Shares redeemed                                 (125,428)             (15,793)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING    (12,511)              194,336

(A) DURING THE PERIOD ENDED APRIL 30, 2000, 972, 594 CLASS B SHARES REPRESENTING $11,219,924 WERE AUTOMATICALLY CONVERTED TO 972,092 CLASS A SHARES

SEE NOTES TO FINANCIAL STATEMENTS.


FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.


                                                                                               Year Ended April 30,
                                                                 -------------------------------------------------------------------
CLASS A SHARES                                                   2000           1999          1998           1997          1996
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                            12.26          12.23         11.81          11.90         11.76

Investment Operations:

Investment income--net                                            .58            .61           .62            .64           .66

Net realized and unrealized
   gain (loss) on investments                                    (.96)           .19           .47            .16           .14

Total from Investment Operations                                 (.38)           .80          1.09            .80           .80

Distributions:

Dividends from investment income--net                            (.58)          (.61)         (.62)          (.64)         (.66)

Dividends from net realized gain
   on investments                                                (.09)          (.16)         (.05)          (.25)            -

Total Distributions                                              (.67)          (.77)         (.67)          (.89)         (.66)

Net asset value, end of period                                  11.21          12.26         12.23          11.81         11.90
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)(A)                                             (3.06)          6.70          9.44           6.84          6.85
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                           .90            .89           .90            .93           .92

Ratio of net investment income
   to average net assets                                         5.08           4.94          5.12           5.32          5.45

Portfolio Turnover Rate                                         35.12          21.95         33.31          30.66         28.83
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                         274,962        317,923       310,343        313,881       321,559

(A) EXCLUSIVE OF SALES CHARGE.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

FINANCIAL HIGHLIGHTS (CONTINUED)

                                                                                            Year Ended April 30,
                                                                 -------------------------------------------------------------------
CLASS B SHARES                                                   2000           1999         1998           1997          1996
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                            12.26          12.23        11.80         11.89          11.76

Investment Operations:

Investment income--net                                            .52            .55          .56           .57            .60

Net realized and unrealized
   gain (loss) on investments                                    (.97)           .19          .48           .16            .13

Total from Investment Operations                                 (.45)           .74         1.04           .73            .73

Distributions:

Dividends from investment income--net                            (.52)          (.55)        (.56)         (.57)          (.60)

Dividends from net realized gain
   on investments                                                (.09)          (.16)        (.05)         (.25)             -

Total Distributions                                              (.61)          (.71)        (.61)         (.82)          (.60)

Net asset value, end of period                                  11.20          12.26        12.23         11.80          11.89
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)(A)                                             (3.66)          6.15         8.97          6.28           6.20
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                          1.42           1.40         1.42          1.45           1.44

Ratio of net investment income
   to average net assets                                         4.55           4.42         4.59          4.79           4.92

Portfolio Turnover Rate                                         35.12          21.95        33.31         30.66          28.83
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                          42,283         58,416       59,315        54,661         38,838

(A) EXCLUSIVE OF SALES CHARGE.

SEE NOTES TO FINANCIAL STATEMENTS.


                                                                                           Year Ended April 30,
                                                                 -------------------------------------------------------------------
CLASS C SHARES                                                   2000           1999         1998          1997        1996(a)
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                            12.25          12.22        11.79         11.89          11.84

Investment Operations:

Investment income--net                                            .50            .52          .53           .54            .40

Net realized and unrealized
   gain (loss) on investments                                    (.97)           .19          .48           .15            .05

Total from Investment Operations                                 (.47)           .71         1.01           .69            .45

Distributions:

Dividends from investment income--net                            (.50)          (.52)        (.53)         (.54)          (.40)

Dividends from net realized gain
   on investments                                                (.09)          (.16)        (.05)         (.25)             -

Total Distributions                                              (.59)          (.68)        (.58)         (.79)          (.40)

Net asset value, end of period                                  11.19          12.25        12.22         11.79          11.89
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)(B)                                             (3.89)          5.88         8.68          5.93           5.31(c)
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                          1.66           1.65         1.68          1.70           1.64(c)

Ratio of net investment income
   to average net assets                                         4.31           4.15         4.29          4.56           4.31(c)

Portfolio Turnover Rate                                         35.12          21.95        33.31         30.66          28.83
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                           4,400          4,970        2,583         1,290          1,007

(A) FROM AUGUST 15, 1995 (COMMENCEMENT OF INITIAL OFFERING) TO APRIL 30, 1996.

(B) EXCLUSIVE OF SALES CHARGE.

(C) ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS

NOTE 1--Significant Accounting Policies:

Dreyfus Premier State Municipal Bond Fund (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "Act") as a non-diversified, open-end management investment company, and operates as a series company currently offering thirteen series including the Connecticut Series (the "fund"). The fund's investment objective is to maximize current income exempt from Federal and, where applicable, from State income taxes, without undue risk. The Dreyfus Corporation (the "Manager") serves as the fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A., which is a wholly-owned subsidiary of Mellon Financial Corporation.

Effective March 22, 2000, Dreyfus Service Corporation ("DSC"), a wholly-owned subsidiary of the Manager, became the distributor of the fund's shares. Prior to March 22, 2000, Premier Mutual Fund Services, Inc. was the distributor. The fund is authorized to issue an unlimited number of $.001 par value shares in the following classes of shares: Class A, Class B and Class C shares. Class A shares are subject to a sales charge imposed at the time of purchase, Class B shares are subject to a contingent deferred sales charge ("CDSC") imposed on Class B share redemptions made within six years of purchase (five years for shareholders beneficially owning Class B shares on November 30, 1996) and Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase. Class B shares automatically convert to Class A shares after six years. Other differences between the classes include the services offered to and the expenses borne by each class and certain voting rights.

The Trust accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series' operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The fund's financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(A) PORTFOLIO VALUATION: Investments in securities (excluding options and financial futures on municipal and U.S. treasury securities) are valued each business day by an independent pricing service ("Service") approved by the Board of Trustees. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Options and financial futures on municipal and U.S. treasury securities are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day. Investments not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. Bid price is used when no asked price is available.

(B) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, adjusted for amortization of premiums and original issue discounts on investments, is earned from settlement date and recognized on the accrual basis.
Securities    purchased    or    sold    on   a   when-issued   or
                                                                        The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

delayed-delivery basis may be settled a month or more after the trade date. Under the terms of the custody agreement, the fund receives net earnings credits
based    on    available    cash    balances    left    on    deposit.

The fund follows an investment policy of investing primarily in municipal obligations of one state. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the fund.

(C) DIVIDENDS TO SHAREHOLDERS: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the " Code" ). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain.

(D) FEDERAL INCOME TAXES: It is the policy of the fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all Federal income and excise taxes.

NOTE 2--Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $500 million redemption credit facility (the "Facility" ) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the fund at rates based on prevailing market rates in effect at the time of borrowings. During the period ended April 30, 2000, the fund did not borrow under the Facility.


NOTE 3--Management Fee and Other Transactions With Affiliates:

(A) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .55 of 1% of the value of the fund's average daily net assets and is payable monthly.

DSC retained $2,300 during the period ended April 30, 2000, from commissions earned on sales of the fund's shares.

(B) Under the Distribution Plan (the "Plan") adopted pursuant to Rule 12b-1 under the Act, Class B and Class C shares pay the distributor for distributing their shares at an annual rate of .50 of 1% of the value of the average daily net assets of Class B shares and .75 of 1% of the value of the average daily net assets of Class C shares. During the period ended April 30, 2000, Class B and Class C shares were charged $245,714 and $32,634, respectively, pursuant to the Plan, of which $23,310 and $3,488 for Class B and Class C shares, respectively, were paid to DSC.

(C) Under the Shareholder Services Plan, Class A, Class B and Class C shares pay the distributor at an annual rate of .25 of 1% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services. The distributor determines the amounts to be paid to Service Agents. During the period ended April 30, 2000, Class A, Class B and Class C shares were charged $738,326, $122,857 and $10,878, respectively, pursuant to the Shareholder Services Plan, of which $75,994, $11,655 and $1,163 for Class A, Class B and Class C shares, respectively, were paid to DSC.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended April 30, 2000, the fund was charged $134,347 pursuant to the transfer agency agreement.

(D) Each Board member also serves as a Board member of other funds within the Dreyfus complex (collectively, the "Fund Group"). Effective April 13, 2000, each Board member receives an annual fee of $50,000 and a fee of $6,500 for each meeting held in person and $500 for telephone meetings. These fees are allocated among the funds in the Fund Group. The Chairman of the Board receives an additional 25% of such compensation. Prior to April 13, 2000, each Board member who was not an "affiliated person" as defined in the Act received from the Trust an annual fee of $2,500 and an attendance fee of $250 per meeting. The Chairman of the Board received an additional 25% of such compensation. Subject to the fund' s Director Emeritus Program Guidelines, Emeritus Board members, if any, receive 50% of the Trust's annual retainer fee and per meeting fee paid at the time the Board member achieved emeritus status.

NOTE 4--Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended April 30, 2000, amounted to $119,953,930 and $160,709,100, respectively.

At April 30, 2000, accumulated net unrealized depreciation on investments was $3,413,427, consisting $6,880,309 gross unrealized appreciation and $10,293,736 gross unrealized depreciation.

At April 30, 2000, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).


REPORT OF INDEPENDENT AUDITORS

Shareholders and Board of Trustees Dreyfus Premier State Municipal Bond Fund, Connecticut Series

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Dreyfus Premier State Municipal Bond Fund, Connecticut Series (one of the funds constituting the Dreyfus Premier State Municipal Bond Fund) as of April 30, 2000, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of April 30, 2000, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Premier State Municipal Bond Fund, Connecticut Series at April 30, 2000, the results of its perations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with accounting principles generally accepted in the United States.


New York, New York

June 9, 2000

                                                             The Fund


IMPORTANT TAX INFORMATION (Unaudited)

In accordance with Federal tax law, the fund hereby makes the following designations regarding its fiscal year ended April 30, 2000:

   -- all the dividends paid from investment income-net are "exempt-interest dividends" (not subject to regular Federal and, for individuals who are Connecticut residents, Connecticut personal income taxes), and

   --  the  fund  hereby designates $.0854 per share as a long-term capital gain
   distribution    paid    on    December    8,    1999.

As required by Federal tax law rules, shareholders will receive notification of their portion of the fund' s taxable ordinary dividends (if any) and capital gains distributions (if any) paid for the 2000 calendar year on form 1099-DIV which will be mailed by January 31, 2001.


NOTES

                                                           For More Information

                        Dreyfus Premier State Municipal Bond Fund, Connecticut Series
                        200 Park Avenue
                        New York, NY 10166

                          Manager

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                          Custodian

                        The Bank of New York
                        100 Church Street
                        New York, NY 10286

                          Transfer Agent & Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        P.O. Box 9671
                        Providence, RI 02940

                          Distributor

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166

To obtain information:

BY TELEPHONE Call your financial representative or 1-800-554-4611

BY MAIL Write to:
The Dreyfus Premier Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

(c) 2000 Dreyfus Service Corporation                                   064AR004


================================================================================



Dreyfus Premier

State Municipal

Bond Fund,

Florida Series

ANNUAL REPORT April 30, 2000

(reg.tm)





The views expressed herein are current to the date of this report. These views and the composition of the fund's portfolio are subject to change at any time based on market and other conditions.

           * Not FDIC-Insured
           * Not Bank-Guaranteed
           * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the President

                             3   Discussion of Fund Performance

                             6   Fund Performance

                             8   Statement of Investments

                            12   Statement of Assets and Liabilities

                            13   Statement of Operations

                            14   Statement of Changes in Net Assets

                            16   Financial Highlights

                            19   Notes to Financial Statements

                            24   Report of Independent Auditors

                            25   Important Tax Information

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                                                Dreyfus Premier

                                                     State Municipal Bond Fund,

                                                                 Florida Series

LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this annual report for Dreyfus Premier State Municipal Bond Fund, Florida Series, covering the 12-month period from May 1, 1999 through April 30, 2000. Inside, you'll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, Douglas Gaylor.

When the reporting period began, evidence had emerged that the U.S. economy was growing strongly in an environment characterized by high levels of consumer spending and low levels of unemployment. Concerns that inflationary pressures might re-emerge caused the Federal Reserve Board to raise short-term interest rates five times during the reporting period, for a total increase of 1.25 percentage points. While higher interest rates generally led to an erosion of municipal bond prices during much of the reporting period, the tax-exempt bond market showed renewed signs of strength during the first four months of 2000.

Municipal bonds were also influenced by supply-and-demand considerations. These technical influences have caused the yields of tax-exempt bonds to rise to very attractive levels compared to the after-tax yields of taxable bonds of comparable maturity and credit quality, making tax-exempt bonds especially attractive for investors in the higher federal and state income tax brackets.

We appreciate your confidence over the past year, and we look forward to your continued participation in Dreyfus Premier State Municipal Bond Fund, Florida Series.

Sincerely,


Stephen E. Canter
President and Chief Investment Officer
The Dreyfus Corporation
May 15, 2000




DISCUSSION OF FUND PERFORMANCE

Douglas Gaylor, Portfolio Manager

How did Dreyfus Premier State Municipal Bond Fund, Florida Series, perform during the period?

For the 12-month period ended April 30, 2000, the fund's Class A shares provided a -3.19% total return, its Class B shares provided a -3.68% total return and its Class C shares provided a -3.97% total return.(1) In comparison, the Lipper Florida Municipal Debt Funds category average provided a -3.18% total return for the same period.(2) We attribute the fund's negative absolute returns during the reporting period to a rising interest-rate environment, which caused most municipal bond prices to decline.

What is the fund's investment approach?

Our goal is to seek as high a level of federally tax-exempt income as is practical without undue risk from a diversified portfolio of municipal bonds. To achieve this objective, we employ two primary strategies. First, for between one-half and three-quarters of the total fund, we look for bonds that can potentially offer attractive current income. We typically look for bonds that can provide consistently high current yields. We also try to ensure that we select bonds that are most likely to obtain attractive prices if and when we decide to sell them in the secondary market.

Second, for the remainder of the fund, we try to look for bonds that we believe have the potential to offer attractive total returns. We typically look for bonds that are selling at a discount to face value because they may be temporarily out of favor among investors. Our belief is that these bonds' prices will rise as they return to favor over time.

What other factors influenced the fund's performance?

Although the fund's performance was hurt by a difficult investment environment from the beginning of the reporting period throughout 1999, the first four
months    of    2000    generally    provided    better    market
                                                                        The Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

conditions and a market rally. This rally helped offset most -- but not all -- of the decline in the last eight months of 1999.

When the reporting period began on May 1, 1999, investors had become concerned that strong economic growth might rekindle long-dormant inflationary pressures, especially from rising wages in a tight job market. In an attempt to ease these pressures and forestall a reacceleration of inflation, the Federal Reserve Board raised short-term interest rates five times during the reporting period, for a total increase of 1.25 percentage points. This caused most bond prices to fall.

During 1999 municipal bond prices also fell because of adverse supply-and-demand influences. For a variety of reasons, institutional investors such as insurance companies and mutual funds participated less in the tax-exempt market. Despite strong demand from individual investors, the absence of institutional buyers helped reduce overall demand and drove municipal bond prices down. During the first quarter of 2000, however, issuance of municipal bonds nationally declined approximately 20% compared to the same period in 1999. This supply reduction, combined with robust demand from individual investors, helped support a rebound of municipal bond prices.

What is the fund's current strategy?

Our current strategy has been to maintain as high a level of income as practical while reducing volatility and protecting assets in a rising interest-rate environment. Accordingly, we have slowly and modestly begun to reduce the portfolio' s average duration -- a measure of sensitivity to changing interest rates -- in an attempt to protect our holdings from the brunt of potential price depreciation and capture higher yields as they may become available. In doing so, we have shifted assets from municipal bonds with maturities of 20 to 30 years into bonds with maturities in the 10- to 20-year range. In addition to helping us reduce the fund' s sensitivity to rising interest rates, these intermediate-term holdings are also more likely to attract the interest of individual investors when the time comes to sell.


From a security selection perspective, we have focused primarily on tax-exempt bonds that have recently been out of favor among investors, including bonds selling at deep discounts and modest premiums to their face values. Because they are currently unpopular, these types of bonds are available with attractive yields, in our view, compared to other types of bonds that investors currently favor. We believe that these holdings have the potential to boost the fund's performance when deep-discount and modest-premium bonds return to favor among investors.

May 15, 2000

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID, AND DOES NOT TAKE INTO CONSIDERATION THE MAXIMUM INITIAL SALES CHARGE IN THE CASE OF CLASS A SHARES, OR THE APPLICABLE CONTINGENT DEFERRED SALES CHARGE IMPOSED ON REDEMPTIONS IN THE CASE OF CLASS B AND CLASS C SHARES. HAD THESE CHARGES BEEN REFLECTED, RETURNS WOULD HAVE BEEN LOWER. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE, YIELD AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. SOME INCOME MAY BE SUBJECT TO THE FEDERAL ALTERNATIVE MINIMUM TAX
(AMT) FOR CERTAIN INVESTORS. CAPITAL GAINS, IF ANY, ARE FULLY TAXABLE. RETURN FIGURES PROVIDED REFLECT THE ABSORPTION OF FUND EXPENSES BY THE DREYFUS CORPORATION PURSUANT TO AN AGREEMENT IN EFFECT THROUGH APRIL 30, 2001, AT WHICH TIME IT MAY BE EXTENDED, TERMINATED OR MODIFIED. HAD THESE EXPENSES NOT BEEN ABSORBED, THE FUND'S RETURN WOULD HAVE BEEN LOWER.

(2)  SOURCE: LIPPER ANALYTICAL SERVICES, INC.

                                                             The Fund

FUND PERFORMANCE

Comparison of change in value of $10,000 investment in Dreyfus Premier State Municipal Bond Fund, Florida Series Class A shares and the Lehman Brothers Municipal Bond Index

((+))  SOURCE: LIPPER ANALYTICAL SERVICES, INC.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

THE ABOVE GRAPH COMPARES A $10,000 INVESTMENT MADE IN CLASS A SHARES OF DREYFUS PREMIER STATE MUNICIPAL BOND FUND, FLORIDA SERIES (THE "FUND") ON 4/30/90 TO A $10,000 INVESTMENT MADE IN THE LEHMAN BROTHERS MUNICIPAL BOND INDEX (THE "INDEX") ON THAT DATE. ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS ARE REINVESTED. PERFORMANCE FOR CLASS B AND CLASS C SHARES WILL VARY FROM THE PERFORMANCE OF CLASS A SHARES SHOWN ABOVE DUE TO DIFFERENCES IN CHARGES AND EXPENSES.

THE FUND INVESTS PRIMARILY IN FLORIDA MUNICIPAL SECURITIES AND ITS PERFORMANCE SHOWN IN THE LINE GRAPH TAKES INTO ACCOUNT THE MAXIMUM INITIAL SALES CHARGE ON CLASS A SHARES AND ALL OTHER APPLICABLE FEES AND EXPENSES. THE INDEX IS NOT LIMITED TO INVESTMENTS PRINCIPALLY IN FLORIDA MUNICIPAL OBLIGATIONS AND DOES NOT TAKE INTO ACCOUNT CHARGES, FEES AND OTHER EXPENSES. THE INDEX, UNLIKE THE FUND, IS AN UNMANAGED TOTAL RETURN PERFORMANCE BENCHMARK FOR THE LONG-TERM, INVESTMENT-GRADE, GEOGRAPHICALLY UNRESTRICTED TAX-EXEMPT BOND MARKET, CALCULATED BY USING MUNICIPAL BONDS SELECTED TO BE REPRESENTATIVE OF THE MUNICIPAL MARKET OVERALL. THESE FACTORS CAN CONTRIBUTE TO THE INDEX POTENTIALLY OUTPERFORMING OR UNDERPERFORMING THE FUND. FURTHER INFORMATION RELATING TO FUND PERFORMANCE, INCLUDING EXPENSE REIMBURSEMENTS, IF APPLICABLE, IS CONTAINED IN THE FINANCIAL HIGHLIGHTS SECTION OF THE PROSPECTUS AND ELSEWHERE IN THIS REPORT.



Average Annual Total Returns AS OF 4/30/00

                                                           Inception                                                       From
                                                             Date          1 Year          5 Years       10 Years        Inception
------------------------------------------------------------------------------------------------------------------------------------

CLASS A SHARES
WITH SALES CHARGE (4.5%)                                    5/28/87       (7.54)%            2.96%          5.82%            --
WITHOUT SALES CHARGE                                        5/28/87       (3.19)%            3.91%          6.31%            --

CLASS B SHARES
WITH REDEMPTION((+))                                        1/15/93       (7.36)%            3.06%           --             4.08%

WITHOUT REDEMPTION                                          1/15/93       (3.68)%            3.37%           --             4.08%

CLASS C SHARES
WITH REDEMPTION((+)(+))                                     8/15/95       (4.89)%              --            --             2.78%
WITHOUT REDEMPTION                                          8/15/95       (3.97)%              --            --             2.78%

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

((+))  THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE FOR CLASS B SHARES IS 4% AND
IS REDUCED TO 0% AFTER SIX YEARS, AT WHICH TIME CLASS B SHARES CONVERT TO CLASS
A SHARES.

((+)(+))  THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE FOR CLASS C SHARES IS 1%
FOR SHARES REDEEMED WITHIN ONE YEAR OF THE DATE OF PURCHASE.

                                                             The Fund


STATEMENT OF INVESTMENTS

April 30, 2000

STATEMENT OF INVESTMENTS

                                                                                              Principal
LONG-TERM MUNICIPAL INVESTMENTS--95.1%                                                       Amount ($)               Value ($)
------------------------------------------------------------------------------------------------------------------------------------

FLORIDA--88.7%

Bay County, Sales Tax Revenue

   4.75%, 9/1/2023 (Insured; FSA)                                                             3,160,000                2,664,259

Brevard County, IDR (Nui Corp. Project)

   6.40%, 10/1/2024 (Insured; AMBAC)                                                          1,000,000                1,030,940

Broward County Health Facilities Authority, Revenue

  (Broward County Nursing Home)

   7.50%, 8/15/2020 (LOC; Allied Irish Bank)                                                  1,000,000                1,039,060

Broward County Housing Finance Authority, MFHR

   (Bridgewater Place Apartments) 5.40%, 10/1/2029                                            2,000,000                1,750,620

Charlotte County:

  Healthcare Facilities Revenue (Charlotte Community

      Health Project) 9.25%, 7/1/2020                                                         1,550,000                1,585,774

   Utility Revenue 5%, 10/1/2023 (Insured; FGIC)                                              2,500,000                2,197,500

Dade County, Aviation Revenue

   6.60%, 10/1/2022 (Insured; MBIA)                                                           1,000,000                1,039,970

Dade County Housing Finance Authority, SFMR

   6.70%, 4/1/2028 (Collateralized: FNMA, GNMA)                                               4,500,000                4,663,215

Duval County Housing Finance Authority, SFMR:

   7.85%, 12/1/2022 (Collateralized; GNMA)                                                    1,625,000                1,658,719

   7.70%, 9/1/2024

      (Collateralized; GNMA, Insured; FGIC)                                                     710,000                  730,867

Florida Board of Education:

  Capital Outlay (Public Education):

      4.50%, 6/1/2019 (Insured; FSA)                                                          7,000,000                5,819,240

      4.50%, 6/1/2022 (Insured; FSA)                                                          3,700,000                3,000,145

      4.75%, 6/1/2023 (Insured; MBIA)                                                         3,000,000                2,527,500

   Lottery Revenue 4.50%, 7/1/2017 (Insured; FGIC)                                            2,110,000                1,782,486

Florida Department of Juvenile Justice (Juvenile

   Residential) 5.20%, 6/15/2019 (Insured; MBIA)                                              5,984,000                5,686,535

Florida, Housing Finance Agency:

  (Brittany Rosemont Apartments)

      7%, 2/1/2035 (Insured; AMBAC)                                                           6,000,000                6,355,500

   Single Family Mortgage:

      6.65%, 1/1/2024 (Collateralized: FNMA, GNMA)                                            2,325,000                2,409,444

      6.65%, 7/1/2026 (Insured; MBIA)                                                         1,345,000                1,390,811

Hillsborough County, Utility Revenue

   6.625%, 8/1/2011                                                                           4,000,000                4,104,000

Hillsborough County Aviation Authority, Revenue

   (Delta Airlines) 6.80%, 1/1/2024                                                           2,500,000                2,510,475


                                                                                              Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                  Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

FLORIDA (CONTINUED)

Lee County Housing Finance Authority SFMR:

   6.30%, 3/1/2029 (Collateralized: FNMA, GNMA)                                                 970,000                  992,213

   (Multi-County Program)

      7.45%, 9/1/2027 (Collateralized: FNMA, GNMA)                                              970,000                1,075,507

Marion County, Hospital District Revenue, Improvement

   (Munroe Regional Hospital) 5.625%, 10/1/2024                                               2,500,000                2,240,875

Miami-Dade County Housing Finance Authority,

  MFMR (Villa Esperanza Apartments Project)

   5.35%, 10/1/2028                                                                           1,000,000                  866,760

Orange County, Tourist Development Tax Revenue

   4.75%, 10/1/2024 (Insured; AMBAC)                                                          9,160,000                7,686,156

Orange County Housing Finance Authority, MFHR

   (Seminole Pointe Project) 5.75%, 12/1/2023                                                 2,840,000                2,616,634

Osceola County Industrial Development Authority,

  Revenue (Community Provider

   Pooled Loan Program) 7.75%, 7/1/2017                                                       5,235,000                5,344,359

Palm Beach County, Solid Waste Industrial Development

  Revenue:

      (Okeelanta Power LP Project) 6.85%, 2/15/2021                                           7,500,000  (b)           4,059,375

      (Osceola Power LP) 6.85%, 1/1/2014                                                      5,800,000  (b)           3,074,000

Palm Beach County Housing Finance Authority

  Single Family Mortgage Purchase Revenue

   6.55%, 4/1/2027 (Collateralized: FNMA, GNMA)                                               1,900,000                1,958,330

Pinellas County Housing Finance Authority, SFMR:

   7.70%, 8/1/2022 (Collateralized; GNMA)                                                     1,505,000                1,546,403

   (Multi-County Program)

      6.70%, 2/1/2028 (Collateralized: FNMA, GNMA)                                            4,040,000                4,187,945

Polk County Industrial Development Authority, IDR

   (IMC Fertilizer) 7.525%, 1/1/2015                                                          5,000,000                5,131,400

Seminole, Water Control District 6.75%, 8/1/2022                                              2,000,000                1,916,600

Seminole County, Sales Tax Revenue

   4.625%, 10/1/2022 (Insured; MBIA)                                                          2,015,000                1,668,239

Tampa:

  Alleghany Health System Revenue (St. Joseph)

    6.50%, 12/1/2023

      (Insured; MBIA, Prerefunded 12/1/2004)                                                  1,000,000  (a)           1,074,400

   Utility Tax

      Zero Coupon, 4/1/2017 (Insured; AMBAC)                                                  2,110,000                  786,692

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                               Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                   Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

FLORIDA (CONTINUED)

Tampa Bay Water, Utility System Revenue:

   4.75%, Series A, 10/1/2027 (Insured; FGIC)                                                 5,875,000                4,886,531

   4.75%, Series B, 10/1/2027 (Insured; FGIC)                                                 3,500,000                2,911,125

Tarpon Springs Health Facilities Authority, Hospital

  Revenue (Helen Ellis Memorial Hospital Project)

   7.625%, 5/1/2021                                                                           3,990,000                3,950,858

Village Center Community Development District,

  Recreational Revenue:

      5%, 11/1/2021 (Insured; MBIA)                                                           5,000,000                4,397,550

      5%, 11/1/2023 (Insured; MBIA)                                                           2,000,000                1,741,760

U.S. RELATED--6.4%

Guam Power Authority, Revenue

   5%, 10/1/2024 (Insured; AMBAC)                                                             1,000,000                876,670

Commonwealth of Puerto Rico, Public Improvement

   4.50%, 7/1/2023 (Insured; FSA)                                                             2,920,000                2,367,448

Puerto Rico Electric Power Authority, Power Revenue

   5%, 7/1/2028 (Insured; FSA)                                                                6,000,000                5,265,840

TOTAL LONG-TERM MUNICIPAL INVESTMENTS

   (cost $136,269,200)                                                                                               126,570,730
------------------------------------------------------------------------------------------------------------------------------------

SHORT-TERM MUNICIPAL INVESTMENTS--3.6%
------------------------------------------------------------------------------------------------------------------------------------

Hillsborough County Industrial Development Authority,

   PCR, VRDN (Tampa Electric Co. Gannon) 6.05%                                                2,300,000  (c)           2,300,000

Jacksonville Electric Authority, Electric System Revenue,

   VRDN 5.80% (SBPA; Landesbank Hessen Thurgen)                                               1,500,000  (c)           1,500,000

Saint Lucie County, PCR, VRDN (Florida Power and

   Light Co.) 5.80%                                                                           1,000,000  (c)           1,000,000

TOTAL SHORT-TERM MUNICIPAL INVESTMENTS

   (cost $4,800,000)                                                                                                   4,800,000
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $141,069,200)                                                             98.7%              131,370,730

CASH AND RECEIVABLES (NET)                                                                         1.3%                1,790,471

NET ASSETS                                                                                       100.0%              133,161,201

                                                                                                     The Fund


Summary of Abbreviations

AMBAC                     American Municipal Bond
                             Assurance Corporation
FGIC                      Financial Guaranty
                             Insurance Company
FNMA                      Federal National
                             Mortgage Association
FSA                       Financial Security Assurance
GNMA                      Government National
                             Mortgage Association
IDR                       Industrial Development Revenue
LOC                       Letter of Credit
MBIA                      Municipal Bond
                             Investors Assurance
                             Insurance Corporation
MFHR                      Multi-Family Housing Revenue
MFMR                      Multi-Family Mortgage Revenue
PCR                       Pollution Control Revenue
SBPA                      Standby Bond
                             Purchase Agreement
SFMR                      Single Family Mortgage Revenue
VRDN                      Variable Rate Demand Notes

Summary of Combined Ratings (Unaudited)

Fitch                or          Moody's               or        Standard & Poor's                           Value (%)
------------------------------------------------------------------------------------------------------------------------------------
AAA                              Aaa                             AAA                                              65.8
A                                A                               A                                                 9.6
BBB                              Baa                             BBB                                               5.8
BB                               Ba                              BB                                                3.0
F1                               Mig1                            SP1                                               3.7
Not Rated(d)                     Not Rated(d)                    Not Rated(d)                                     12.1

                                                                                                                 100.0

(A)  BONDS WHICH ARE PREREFUNDED ARE COLLATERALIZED BY U.S. GOVERNMENT
     SECURITIES WHICH ARE HELD IN ESCROW AND ARE USED TO PAY PRINCIPAL AND
     INTEREST ON THE MUNICIPAL ISSUE AND TO RETIRE THE BONDS IN FULL AT THE
     EARLIEST REFUNDING DATE.

(B)  NON-INCOME PRODUCING SECURITY; INTEREST PAYMENT IN DEFAULT.

(C)  SECURITIES PAYABLE ON DEMAND. VARIABLE INTEREST RATE--SUBJECT TO PERIODIC
     CHANGE.

(D)  SECURITIES WHICH, WHILE NOT RATED BY FITCH, MOODY'S AND STANDARD & POOR'S
     HAVE BEEN DETERMINED BY THE MANAGER TO BE OF COMPARABLE QUALITY TO THOSE
     RATED SECURITIES IN WHICH THE FUND MAY INVEST.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF ASSETS AND LIABLITIES

April 30, 2000

                                                             Cost         Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of
Investments                                           141,069,200   131,370,730

Cash                                                                     37,218

Interest receivable                                                   2,020,223

Prepaid expenses                                                          5,554

                                                                    133,433,725
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                            77,148

Payable for shares of Beneficial Interest redeemed                       71,691

Accrued expenses                                                        123,685

                                                                        272,524
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      133,161,201
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                     142,847,577

Accumulated net realized gain (loss) on investments                      12,094

Accumulated net unrealized appreciation (depreciation)
  on investments--Note 4                                            (9,698,470)
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      133,161,201


NET ASSET VALUE PER SHARE

                                                                              Class A            Class B          Class C
------------------------------------------------------------------------------------------------------------------------------------

Net Assets ($)                                                            118,352,152          14,352,716         456,333

Shares Outstanding                                                          9,191,063           1,115,120          35,434
------------------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE PER SHARE ($)                                                   12.88               12.87           12.88

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF OPERATIONS

Year ended April 30, 2000

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INTEREST INCOME                                                      8,862,364

EXPENSES:

Management fee--Note 3(a)                                              834,475

Shareholder servicing costs--Note 3(c)                                 491,452

Distribution fees--Note 3(b)                                            99,779

Legal fees                                                              78,198

Registration fees                                                       28,254

Prospectus and shareholders' reports                                    25,063

Custodian fees                                                          15,778

Auditing fees                                                            3,405

Trustees' fees and expenses--Note 3(d)                                   2,015

Loan commitment fees--Note 2                                             1,361

Miscellaneous                                                            4,586

TOTAL EXPENSES                                                       1,584,366

Less--reduction in management fee due to
  undertaking--Note 3(a)                                              (85,069)

NET EXPENSES                                                         1,499,297

INVESTMENT INCOME-NET                                                7,363,067
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments                                179,407

Net unrealized appreciation (depreciation) on investments         (13,406,888)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS            (13,227,481)

NET (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS             (5,864,414)

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF CHANGES IN NET ASSETS

                                                        Year Ended April 30,
                                               ---------------------------------
                                                     2000                1999
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                          7,363,067           8,448,485

Net realized gain (loss) on investments           179,407           2,468,854

Net unrealized appreciation (depreciation)
   on investments                             (13,406,888)         (1,559,597)

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                   (5,864,414)          9,357,742
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

Investment income--net:

Class A shares                                (6,493,321)          (7,184,648)

Class B shares                                  (853,129)          (1,247,785)

Class C shares                                   (16,617)             (16,052)

Net realized gain on investments:

Class A shares                                  (497,191)          (2,111,066)

Class B shares                                   (67,970)            (426,489)

Class C shares                                    (1,344)              (6,465)

TOTAL DIVIDENDS                               (7,929,572)         (10,992,505)
--------------------------------------------------------------------------------

BENEFICIAL INTEREST TRANSACTIONS ($):

Net proceeds from shares sold:

Class A shares                                 10,538,667           6,795,289

Class B shares                                  2,058,808           1,932,433

Class C shares                                    255,886             289,864

Dividends reinvested:

Class A shares                                  2,582,873           3,582,522

Class B shares                                    252,506             564,491

Class C shares                                      5,682               6,371

Cost of shares redeemed:

Class A shares                               (32,055,233)         (27,626,849)

Class B shares                               (12,789,483)          (8,078,977)

Class C shares                                  (167,078)            (261,074)

INCREASE (DECREASE) IN NET ASSETS FROM
   BENEFICIAL INTEREST TRANSACTIONS          (29,317,372)         (22,795,930)

TOTAL INCREASE (DECREASE) IN NET ASSETS      (43,111,358)         (24,430,693)
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                           176,272,559          200,703,252

END OF PERIOD                                 133,161,201          176,272,559

SEE NOTES TO FINANCIAL STATEMENTS.


                                                      Year Ended April 30,
                                               ---------------------------------
                                                     2000                1999
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS:

CLASS A(A)

Shares sold                                       787,995             477,800

Shares issued for dividends reinvested            196,289             250,751

Shares redeemed                               (2,426,603)          (1,932,468)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING  (1,442,319)         (1,203,917)
--------------------------------------------------------------------------------

CLASS B(A)

Shares sold                                       154,959             134,751

Shares issued for dividends reinvested             19,156              39,521

Shares redeemed                                 (962,486)            (567,781)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING   (788,371)            (393,509)
--------------------------------------------------------------------------------

CLASS C

Shares sold                                        19,716              20,218

Shares issued for dividends reinvested                435                 446

Shares redeemed                                  (12,836)             (18,353)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING       7,315                2,311

(A) DURING THE PERIOD ENDED APRIL 30, 2000, 451,916 CLASS B SHARES REPRESENTING $6,002,921 WERE AUTOMATICALLY CONVERTED TO 451,819 CLASS A SHARES.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.

                                                                                              Year Ended April 30,
                                                                --------------------------------------------------------------------
CLASS A SHARES                                                   2000           1999          1998           1997          1996
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                            14.03          14.17          14.06          14.48         14.51

Investment Operations:

Investment income--net                                            .65            .65            .66            .76           .79

Net realized and unrealized gain (loss)
   on investments                                               (1.10)           .05            .26           (.08)          .17

Total from Investment Operations                                 (.45)           .70            .92            .68           .96

Distributions:

Dividends from investment income--net                            (.65)          (.65)          (.66)          (.76)          (.79)

Dividends from net realized gain
   on investments                                                (.05)          (.19)          (.15)          (.34)          (.20)

Total Distributions                                              (.70)          (.84)          (.81)         (1.10)          (.99)

Net asset value, end of period                                  12.88          14.03          14.17          14.06          14.48
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)(A)                                             (3.19)          5.00           6.73           4.74           6.63
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                           .92            .92            .91            .92            .91

Ratio of net investment income
   to average net assets                                         4.92           4.53           4.67           5.27           5.29

Decrease reflected in above expense ratios
   due to undertaking by
   The Dreyfus Corporation                                        .06            --             --             --            --

Portfolio Turnover Rate                                         29.04          88.48          91.18          71.68          54.37
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                         118,352        149,185        167,793        202,503        227,478

A   EXCLUSIVE OF SALES CHARGE.

SEE NOTES TO FINANCIAL STATEMENTS.



                                                                                            Year Ended April 30,
                                                                 -------------------------------------------------------------------
CLASS B SHARES                                                   2000           1999          1998           1997          1996
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                            14.02          14.17          14.05          14.47         14.51

Investment Operations:

Investment income--net                                            .58            .57            .59            .69           .71

Net realized and unrealized gain (loss)
   on investments                                               (1.10)           .04            .27           (.08)          .16

Total from Investment Operations                                 (.52)           .61            .86            .61           .87

Distributions:

Dividends from investment income--net                            (.58)          (.57)          (.59)          (.69)         (.71)

Dividends from net realized gain
   on investments                                                (.05)          (.19)          (.15)          (.34)         (.20)

Total Distributions                                              (.63)          (.76)          (.74)         (1.03)         (.91)

Net asset value, end of period                                  12.87          14.02          14.17          14.05         14.47
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)(A)                                             (3.68)          4.40           6.26           4.21          6.01
------------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                           1.43          1.42           1.41           1.42          1.41

Ratio of net investment income
   to average net assets                                          4.41          4.02           4.16           4.76          4.77

Decrease reflected in above expense ratios
   due to undertaking by
   The Dreyfus Corporation                                         .06           --             --             --            --

Portfolio Turnover Rate                                          29.04         88.48          91.18          71.68         54.37
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                          14,353         26,693         32,545         35,802        27,023

A   EXCLUSIVE OF SALES CHARGE.

SEE NOTES TO FINANCIAL STATEMENTS.


                                                             The Fund

FINANCIAL HIGHLIGHTS (continued)

                                                                                           Year Ended April 30,
                                                                 -------------------------------------------------------------------
CLASS C SHARES                                                   2000           1999          1998           1997       1996(a)
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                            14.03          14.17         14.05          14.47         14.65

Investment Operations:

Investment income--net                                            .54            .53           .55            .65           .48

Net realized and unrealized gain (loss)
   on investments                                               (1.10)           .05           .27           (.08)          .02

Total from Investment Operations                                 (.56)           .58           .82            .57           .50

Distributions:

Dividends from investment income--net                            (.54)          (.53)         (.55)          (.65)         (.48)

Dividends from net realized gain
   on investments                                                (.05)          (.19)         (.15)          (.34)         (.20)

Total Distributions                                              (.59)          (.72)         (.70)          (.99)         (.68)

Net asset value, end of period                                  12.88          14.03         14.17          14.05         14.47
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)(B)                                             (3.97)          4.13          5.94           3.95          4.69(c)
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                          1.73           1.75          1.71           1.97          1.99(c)

Ratio of net investment income

   to average net assets                                         4.11           3.69          3.69           4.60          4.20(c)

Decrease reflected in above expense
    ratios due to undertaking by
   The Dreyfus Corporation                                        .10            --            --             --            --

Portfolio Turnover Rate                                         29.04          88.48         91.18          71.68         54.37
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                             456            394           366             58            35

A   FROM AUGUST 15, 1995 (COMMENCEMENT OF INITIAL OFFERING) TO APRIL 30, 1996.

B   EXCLUSIVE OF SALES CHARGE.

C   ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.


NOTES TO FINANCIAL STATEMENTS

NOTE 1--Significant Accounting Policies:

Dreyfus Premier State Municipal Bond Fund (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a non-diversified open-end management investment company, and operates as a series company currently offering thirteen series, including the Florida Series (the "fund"). The fund' s investment objective is to maximize current income exempt from Federal and, where applicable, from State income taxes, without undue risk. The Dreyfus Corporation (the "Manager") serves as the fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A., which is a wholly-owned
subsidiary    of    Mellon    Financial    Corporation.

Effective March 22, 2000, Dreyfus Service Corporation ("DSC"), a wholly-owned subsidiary of the Manager, became the distributor of the fund's shares. Prior to March 22, 2000, Premier Mutual Fund Services, Inc. was the distributor. The fund is authorized to issue an unlimited number of $.001 par value shares in the following classes of shares: Class A, Class B and Class C shares. Class A shares are subject to a sales charge imposed at the time of purchase, Class B shares are subject to a contingent deferred sales charge ("CDSC") imposed on Class B share redemptions made within six years of purchase (five years for shareholders beneficially owning Class B shares on November 30, 1996) and Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase. Class B shares automatically convert to Class A shares after six years. Other differences between the classes include the services offered to and the expenses borne by each class and certain voting rights.

The Trust accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series' operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The fund' s financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

(a) Portfolio valuation: Investments in securities (excluding options and financial futures on municipal and U.S. treasury securities) are valued each business day by an independent pricing service ("Service") approved by the Board of Trustees. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Options and financial futures on municipal and U.S. treasury securities are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day. Investments not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. Bid price is used when no asked price is available.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, adjusted for amortization of premiums and original issue discounts on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Under the terms of the custody agreement, the fund received net earnings credits of $9,082 during the period ended April 30, 2000, based on available cash balances left on deposit. Income earned under this arrangement is included in interest income.

The fund follows an investment policy of investing primarily in municipal obligations of one state. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the fund.

(c) Dividends to shareholders: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the " Code" ). To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the fund not to distribute such gain.

(d) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all Federal income and excise taxes.

NOTE 2--Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $500 million redemption credit facility (the "Facility" ) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the fund at rates based on prevailing market rates in effect at the time of borrowings. During the period ended April 30, 2000, the fund did not borrow under the Facility.

NOTE 3--Management Fee and Other Transactions With Affiliates:

(a) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .55 of 1% of the value of the fund's average daily net assets and is payable monthly. The Manager has undertaken from January
26,    2000    through    April    30,
                                                                        The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

2001, to reduce the management fee paid by the fund to the extent that the fund' s aggregate annual expenses, exclusive of Rule 12b-1 Distribution Plan fees, taxes, brokerage fees, interest on borrowings and extraordinary expenses, but including litigation expenses related to the Series' holdings of (a) Palm
Beach   County,   Florida  Solid  Waste  Industrial  Development  Revenue  Bonds
(Okeelanta Power Limited Partnership Project) Series 1993A; and (b) Palm Beach County, Florida Solid Waste Industrial Development Revenue Bonds (Osceola Power Limited Partnership Project) Series 1994A and 1994B, exceed an annual rate of
 . 92 of 1% of the value of the fund's average daily net assets. The reduction in management fee, pursuant to the undertaking, amounted to $85,069 during the period ended April 30, 2000.

DSC retained $1,662 during the period ended April 30, 2000 from commissions earned on sales of the fund's shares.

(b) Under the Distribution Plan (the "Plan") adopted pursuant to Rule 12b-1 under the Act, Class B and Class C shares pay the distributor for distributing their shares at an annual rate of .50 of 1% of the value of the average daily net assets of Class B shares and .75 of 1% of the value of the average daily net assets of Class C shares. During the period ended April 30, 2000, Class B and Class C shares were charged $96,745 and $3,034, respectively, pursuant to the Plan, of which $8,111 and $377 for Class B and Class C shares, respectively, were paid to DSC.

(c) Under the Shareholder Services Plan, Class A, Class B and Class C shares pay the distributor at an annual rate of .25 of 1% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services. The distributor determines the amounts to be paid to Service Agents. During the period ended April 30, 2000, Class A, Class B and Class C shares were charged $329,923, $48,373 and $1,011, respectively, pursuant to the Shareholder Services Plan, of which $32,818, $4,055 and $126 for Class A, Class B and Class C shares, respectively, were paid to DSC.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended April 30, 2000, the fund was charged $75,307 pursuant to the transfer agency agreement.

(d) Each Board member also serves as a Board member of other funds within the Dreyfus complex (collectively, the "Fund Group"). Effective April 13, 2000, each Board member receives an annual fee of $50,000 and a fee of $6,500 for each meeting held in person and $500 for telephone meetings. These fees are allocated among the funds in the Fund Group. The Chairman of the Board receives an additional 25% of such compensation. Prior to April 13, 2000, each Board member who was not an "affiliated person" as defined in the Act received from the Trust an annual fee of $2,500 and an attendance fee of $250 per meeting. The Chairman of the Board received an additional 25% of such compensation. Subject to the fund' s Director Emeritus Program Guidelines, Emeritus Board members, if any, receive 50% of the Trust's annual retainer fee and per meeting fee paid at the time the Board member achieved emeritus status.

NOTE 4--Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended April 30, 2000, amounted to $43,450,069 and $74,565,027, respectively.

At  April  30,  2000, accumulated net unrealized depreciation on investments was
$9,698,470,   consisting   of   $2,164,001  gross  unrealized  appreciation  and
$11,862,471 gross unrealized depreciation.

At April 30, 2000, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

                                                             The Fund

REPORT OF INDEPENDENT AUDITORS

 Shareholders and Board of Trustees

 Dreyfus Premier State Municipal Bond Fund, Florida Series

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Dreyfus Premier State Municipal Bond Fund, Florida Series (one of the Funds constituting the Dreyfus Premier State
Municipal Bond Fund) as of April 30, 2000, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of April 30, 2000, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Premier State Municipal Bond Fund, Florida Series at April 30, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with accounting principles generally accepted in the United States.


New York, New York

June 9, 2000



IMPORTANT TAX INFORMATION (Unaudited)

In accordance with Federal tax law, the fund hereby makes the following designations regarding its fiscal year ended April 30, 2000:

--all the dividends paid from investment income-net are "exempt-interest dividends" (not subject to regular Federal income tax, and for individuals who are Florida residents, not subject to taxation by Florida), and

--the fund hereby designates $.0501 per share as a long-term capital gain distribution paid on December 8, 1999.

As required by Federal tax law rules, shareholders will receive notification of their portion of the fund' s taxable ordinary dividends (if any) and capital gains distributions (if any) paid for the 2000 calendar year on form 1099-DIV which will be mailed by January 31, 2001.

                                                             The Fund

                                                           For More Information

                        Dreyfus Premier State Municipal Bond Fund,
                        Florida Series
                        200 Park Avenue
                        New York, NY 10166

                          Manager

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                          Custodian

                        The Bank of New York
                        100 Church Street
                        New York, NY 10286

                          Transfer Agent & Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        P.O. Box 9671
                        Providence, RI 02940

                          Distributor

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166

To obtain information:

BY TELEPHONE Call your financial representative or 1-800-554-4611

BY MAIL  Write to:
The Dreyfus Premier Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

(c) 2000 Dreyfus Service Corporation                                   051AR004


================================================================================


Dreyfus Premier State

Municipal Bond Fund,

Georgia Series

ANNUAL REPORT April 30, 2000

(reg.tm)



The views expressed herein are current to the date of this report. These views and the composition of the fund's portfolio are subject to change at any time based on market and other conditions.

           * Not FDIC-Insured
           * Not Bank-Guaranteed
           * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the President

                             3   Discussion of Fund Performance

                             6   Fund Performance

                             8   Statement of Investments

                            11   Statement of Assets and Liabilities

                            12   Statement of Operations

                            13   Statement of Changes in Net Assets

                            15   Financial Highlights

                            18   Notes to Financial Statements

                            24   Report of Independent Auditors

                            25   Important Tax Information

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                                                Dreyfus Premier

                                                     State Municipal Bond Fund,

                                                                 Georgia Series

LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this annual report for Dreyfus Premier State Municipal Bond Fund, Georgia Series, covering the 12-month period from May 1, 1999 through April 30, 2000. Inside, you'll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, Paul Disdier.

When the reporting period began, evidence had emerged that the U.S. economy was growing strongly in an environment characterized by high levels of consumer spending and low levels of unemployment. Concerns that inflationary pressures might re-emerge caused the Federal Reserve Board to raise short-term interest rates five times during the reporting period, for a total increase of 1.25 percentage points. While higher interest rates generally led to an erosion of municipal bond prices during much of the reporting period, the tax-exempt bond market showed renewed signs of strength during the first four months of 2000.

Municipal bonds were also influenced by supply-and-demand considerations. These technical influences have caused the yields of tax-exempt bonds to rise to very attractive levels compared to the after-tax yields of taxable bonds of comparable maturity and credit quality, making tax-exempt bonds especially attractive for investors in the higher federal and state income tax brackets.

We appreciate your confidence over the past year, and we look forward to your continued participation in Dreyfus Premier State Municipal Bond Fund, Georgia Series.

Sincerely,


Stephen E. Canter
President and Chief Investment Officer
The Dreyfus Corporation
May 15, 2000




DISCUSSION OF FUND PERFORMANCE

Paul Disdier, Portfolio Manager

How did Dreyfus Premier State Municipal Bond Fund, Georgia Series, perform during the period?

For the 12-month period ended April 30, 2000, the fund's Class A shares provided a -2.76% total return, its Class B shares provided a -3.31% total return and its Class C shares provided a -3.51% total return.(1) In comparison, the Lipper Georgia Municipal Debt Funds category average provided a -3.02% total return for
the    same    period.(2)

We attribute the fund' s absolute performance to a rising interest-rate environment, which caused most municipal bond prices to decline during November and December of 1999. These negative returns were not completely offset during the market rally that began in the first quarter of 2000. The fund's relative performance was primarily a result of its duration management strategy, which included a longer AVERAGE DURATION -- a measure of the fund's sensitivity to changes in interest rates -- than most of its peers. The fund's relatively long average duration hurt performance during the final two months of 1999, but generally helped performance during the first four months of 2000 as the market rallied.

What is the fund's investment approach?

Our goal is to seek as high a level of federal and Georgia tax-exempt income as is practical without undue risk from a diversified portfolio of municipal bonds. To achieve this objective, we look for bonds that we expect to provide consistently high income streams. We strive to find such opportunities through rigorous analyses of individual bonds' structures. Within the context of our bond structure analysis, we pay particularly close attention to each bond's maturity and early redemption features. In addition, we conduct extensive credit analyses of our holdings in an attempt to avoid potential defaults on interest
and    principal    payments.

                                                             The Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

What other factors influenced the fund's performance?

Although the fund's performance was hurt by a difficult investment environment during the last two months of 1999, the first four months of 2000 provided better market conditions and a market rally.

When the reporting period began on May 1, 1999, investors had become concerned that strong economic growth might rekindle long-dormant inflationary pressures. In fact, in an attempt to forestall a reacceleration of inflation, the Federal Reserve Board raised short-term interest rates five times during the reporting period, causing most bond prices to fall, for a total increase of 1.25 percentage points since last summer.

Nationally, municipal bond prices also fell during 1999 because of adverse supply-and-demand influences. For a variety of reasons, institutional investors participated less in the tax-exempt market. Despite strong demand from individual investors, the absence of institutional buyers helped reduce overall demand in the national market and drove municipal bond prices down.

In addition, during the first quarter of 2000, issuance of municipal bonds nationally declined approximately 20%, as compared to the same period in 1999. This supply reduction, combined with robust demand from individual investors, helped support a rebound of municipal bond prices, including bonds from Georgia issuers, and especially among longer term bonds.

What is the fund's current strategy?

We have continued to follow our strategy of attempting to maximize the income produced by a diversified portfolio of investment-grade municipal bonds from Georgia issuers. To that end, we have gradually been reducing the fund's average duration, primarily by selling some of our longer term holdings and raising cash in a volatile market. As of April 30, 2000, cash and cash equivalents -- such as tax-exempt money market securities -- comprised about 10% of the portfolio. We may redeploy much of our cash reserve if it becomes clearer to us that market volatility is subsiding.


In addition, we have been continually attempting to upgrade the portfolio whenever opportunities to do so have arisen. We have focused primarily on high quality securities that provide competitive yields and have some protection from early redemption by their issuers, such as non-callable general obligation bonds from the state of Georgia. On the other hand, we have avoided certain market sectors that we believe may be subject to credit concerns, such as bonds issued by some health care facilities. However, our ability to make these portfolio adjustments as quickly as we might have liked has been constrained by the recent scarcity of new municipal bond issuance in Georgia.

May 15, 2000

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID, AND DOES NOT TAKE INTO CONSIDERATION THE MAXIMUM INITIAL SALES CHARGE IN THE CASE OF CLASS A SHARES, OR THE APPLICABLE CONTINGENT DEFERRED SALES CHARGE IMPOSED ON REDEMPTIONS IN THE CASE OF CLASS B AND CLASS C SHARES. HAD THESE CHARGES BEEN REFLECTED, RETURNS WOULD HAVE BEEN LOWER. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE, YIELD AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. INCOME MAY BE SUBJECT TO STATE AND LOCAL TAXES FOR NON-GEORGIA RESIDENTS AND SOME INCOME MAY BE SUBJECT TO THE FEDERAL ALTERNATIVE MINIMUM TAX
(AMT) FOR CERTAIN INVESTORS. CAPITAL GAINS, IF ANY, ARE FULLY TAXABLE.

(2)  SOURCE: LIPPER ANALYTICAL SERVICES, INC.

                                                             The Fund

FUND PERFORMANCE

Comparison of change in value of $10,000 investment in Dreyfus Premier State Municipal Bond Fund, Georgia Series Class A shares and the Lehman Brothers Municipal Bond Index

((+))  SOURCE: LIPPER ANALYTICAL SERVICES, INC.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

THE ABOVE GRAPH COMPARES A $10,000 INVESTMENT MADE IN CLASS A SHARES OF DREYFUS PREMIER STATE MUNICIPAL BOND FUND, GEORGIA SERIES (THE "FUND") ON 9/3/92 (INCEPTION DATE) TO A $10,000 INVESTMENT MADE IN THE LEHMAN BROTHERS MUNICIPAL BOND INDEX (THE "INDEX") ON THAT DATE. FOR COMPARATIVE PURPOSES, THE VALUE OF THE INDEX ON 8/31/92 IS USED AS THE BEGINNING VALUE ON 9/3/92. ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS ARE REINVESTED. PERFORMANCE FOR CLASS B AND CLASS C SHARES WILL VARY FROM THE PERFORMANCE OF CLASS A SHARES SHOWN ABOVE DUE TO DIFFERENCES IN CHARGES AND EXPENSES.

THE FUND INVESTS PRIMARILY IN GEORGIA MUNICIPAL SECURITIES AND ITS PERFORMANCE SHOWN IN THE LINE GRAPH TAKES INTO ACCOUNT THE MAXIMUM INITIAL SALES CHARGE ON CLASS A SHARES AND ALL OTHER APPLICABLE FEES AND EXPENSES. THE INDEX IS NOT LIMITED TO INVESTMENTS PRINCIPALLY IN GEORGIA MUNICIPAL OBLIGATIONS AND DOES NOT TAKE INTO ACCOUNT CHARGES, FEES AND OTHER EXPENSES. THE INDEX, UNLIKE THE FUND, IS AN UNMANAGED TOTAL RETURN PERFORMANCE BENCHMARK FOR THE LONG-TERM, INVESTMENT-GRADE, GEOGRAPHICALLY UNRESTRICTED TAX-EXEMPT BOND MARKET, CALCULATED BY USING MUNICIPAL BONDS SELECTED TO BE REPRESENTATIVE OF THE MUNICIPAL MARKET OVERALL. THESE FACTORS CAN CONTRIBUTE TO THE INDEX POTENTIALLY OUTPERFORMING OR UNDERPERFORMING THE FUND. FURTHER INFORMATION RELATING TO FUND PERFORMANCE, INCLUDING EXPENSE REIMBURSEMENTS, IF APPLICABLE, IS CONTAINED IN THE FINANCIAL HIGHLIGHTS SECTION OF THE PROSPECTUS AND ELSEWHERE IN THIS REPORT.



Average Annual Total Returns AS OF 4/30/00

                                                                           Inception                                       From
                                                                             Date          1 Year          5 Years       Inception
------------------------------------------------------------------------------------------------------------------------------------

CLASS A SHARES
WITH SALES CHARGE (4.5%)                                                    9/3/92         (7.12)%          3.78%          4.82%
WITHOUT SALES CHARGE                                                        9/3/92         (2.76)%          4.74%          5.46%

CLASS B SHARES
WITH REDEMPTION((+))                                                        1/15/93        (7.02)%          3.88%          4.72%
WITHOUT REDEMPTION                                                          1/15/93        (3.31)%          4.22%          4.72%

CLASS C SHARES
WITH REDEMPTION((+)(+))                                                     8/15/95        (4.44)%           --            3.64%
WITHOUT REDEMPTION                                                          8/15/95        (3.51)%           --            3.64%

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

((+))  THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE FOR CLASS B SHARES IS 4% AND
IS REDUCED TO 0% AFTER SIX YEARS, AT WHICH TIME CLASS B SHARES CONVERT TO CLASS
A SHARES.

((+)(+))  THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE FOR CLASS C SHARES IS 1%
FOR SHARES REDEEMED WITHIN ONE YEAR OF THE DATE OF PURCHASE.

                                                             The Fund


STATEMENT OF INVESTMENTS

April 30, 2000

                                                                                              Principal
LONG-TERM MUNICIPAL INVESTMENTS--90.4%                                                       Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

Atlanta, Airport Revenue 5.50%, 1/1/2022 (Insured; FGIC)                                        750,000                719,250

Brunswick & Glynn County Development Authority, Revenue

   (Pacific Corp. Project) 5.55%, 3/1/2026                                                    1,000,000                848,730

Cherokee County, Water and Sewer Revenue,
   4.75%, 8/1/2028 (Insured; FGIC)                                                            1,000,000                825,960

Clayton County and Clayton County Water Authority,
   Water and Sewer Revenue

   5.10%, 5/1/2016                                                                              500,000                476,080

Columbia County, Water and Sewer Revenue

   5.40%, 6/1/2011 (Insured; AMBAC)                                                             750,000                755,587

Fayette County School District 6.125%, 3/1/2015                                                 500,000                527,220

Fulton County, Water and Sewer Revenue

   6.375%, 1/1/2014 (Insured; FGIC, Escrowed to Maturity)                                       260,000                284,398

Fulton County Development Authority, Special Facility Revenue

   (Delta Airlines, Inc. Project) 5.45%, 5/1/2023                                             1,000,000                850,240

Fulton County Facilities Corporation, COP

   (Fulton County Public Purpose Project)
   5.50%, 11/1/2018 (Insured; AMBAC)                                                            750,000                728,393

Gainesville, Water and Sewer Revenue
   6%, 11/15/2012 (Insured; FGIC)                                                               300,000                318,918

Georgia:

   5.65%, 3/1/2012                                                                            1,000,000              1,035,490

   5.80%, 11/1/2015                                                                             710,000                734,957

   5.75%, 8/1/2016                                                                              500,000                517,360

Georgia Housing and Finance Authority, SFMR

   6.50%, 12/1/2017 (Insured; FHA)                                                            1,000,000              1,017,490

Georgia Municipal Gas Authority, Gas Revenue

  (Warner Robins Project)

   5.80%, 1/1/2015 (Insured; MBIA)                                                            1,000,000              1,013,180

Georgia Municipal Electric Authority, Power Revenue

   5.50%, 1/1/2012 (Insured; AMBAC)                                                           1,000,000              1,011,520

Marietta Development Authority, Revenue
   (First Mortgage-Life College)

   5.75%, 9/1/2014 (Insured; FSA)                                                               850,000                861,339

Marietta School 4.50%, 2/1/2019                                                               1,000,000                832,890

Meriwether County School District
   5.50%, 2/1/2016 (Insured; FSA)                                                               750,000                740,212

Metropolitan Atlanta Rapid Transportation Authority,
   Sales Tax Revenue

   6.25%, 7/1/2020 (Insured; AMBAC)                                                             300,000                319,416


                                                                                              Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                  Amount ($)              Value ($)
------------------------------------------------------------------------------------------------------------------------------------

Private Colleges and Universities Authority, Revenue

   (Emory University Project) 5.50%, 11/1/2019                                                  750,000                732,900

   (Spellman College Project) 6.20%, 6/1/2014 (Insured; FGIC)                                 1,000,000              1,042,840

Royston Hospital Authority, HR

   (Ty Cobb Healthcare System, Inc.) 6.50%, 7/1/2027                                            700,000                626,213

TOTAL LONG-TERM MUNICIPAL INVESTMENTS (cost $16,986,519)                                                            16,820,583
------------------------------------------------------------------------------------------------------------------------------------

SHORT-TERM MUNICIPAL INVESTMENTS--8.1%
------------------------------------------------------------------------------------------------------------------------------------

GEORGIA--2.7%

Hapeville Development Authority, VRDN

   (Hapeville Hotel, Ltd.) 6.05%                                                                500,000  (a)             500,000

U. S. RELATED--5.4%

Puerto Rico Commonwealth Highway and

   Transportation Authority, VRDN 4.90%                                                       1,000,000  (a)           1,000,000

TOTAL SHORT-TERM MUNICIPAL INVESTMENTS (cost $1,500,000)                                                               1,500,000
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $18,486,519)                                                              98.5%               18,320,583

CASH AND RECEIVABLES (NET)                                                                         1.5%                  286,963

NET ASSETS                                                                                       100.0%               18,607,546

                                                                                                     The Fund



STATEMENT OF INVESTMENTS (CONTINUED)

Summary of Abbreviations

AMBAC                     American Municipal Bond
                             Assurance Corporation
COP                       Certificate of Participation
FGIC                      Financial Guaranty
                             Insurance Company
FHA                       Federal Housing Administration
FSA                       Financial Security Assurance
HR                        Hospital Revenue
MBIA                      Municipal Bond
                             Investors Assurance
                             Insurance Corporation
SFMR                      Single Family Mortgage Revenue
VRDN                      Variable Rate Demand Notes

Summary of Combined Ratings (Unaudited)

Fitch                or          Moody's               or        Standard & Poor's                           Value (%)
------------------------------------------------------------------------------------------------------------------------------------
AAA                              Aaa                             AAA                                              65.1
AA                               Aa                              AA                                               14.0
BBB                              Baa                             BBB                                              12.7
F1+, F-1                         MIG1, VMIG1 & P1                SP1, A1                                           8.2
                                                                                                                 100.0

(A)  SECURITIES PAYABLE ON DEMAND. VARIABLE INTEREST RATE--SUBJECT TO PERIODIC
     CHANGE.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund


STATEMENT OF ASSETS AND LIABILITIES

April 30, 2000

                                                             Cost         Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of Investments  18,486,519  18,320,583

Cash                                                                     22,952

Interest receivable                                                     327,602

Prepaid expenses                                                          5,107

                                                                     18,676,244
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                            14,256

Payable for shares of Beneficial Interest redeemed                       45,105

Accrued expenses                                                          9,337

                                                                         68,698
--------------------------------------------------------------------------------

NET ASSETS ($)                                                       18,607,546
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                      19,010,714

Accumulated net realized gain (loss) on investments                   (237,232)

Accumulated net unrealized appreciation (depreciation)
  on investments--Note 4                                              (165,936)
--------------------------------------------------------------------------------

NET ASSETS ($)                                                       18,607,546


NET ASSET VALUE PER SHARE

                                                                              Class A                Class B                Class C
------------------------------------------------------------------------------------------------------------------------------------

Net Assets ($)                                                             11,838,500              6,680,860                 88,186

Shares Outstanding                                                            922,763                520,584                  6,878

NET ASSET VALUE PER SHARE ($)                                                   12.83                  12.83                  12.82

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF OPERATIONS

Year Ended April 30, 2000

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INTEREST INCOME                                                      1,062,549

EXPENSES:

Management fee--Note 3(a)                                              106,141

Shareholder servicing costs--Note 3(c)                                  63,163

Distribution fees--Note 3(b)                                            43,258

Registration fees                                                       30,077

Professional fees                                                       18,138

Prospectus and shareholders' reports                                    13,326

Custodian fees                                                           3,593

Trustees' fees and expenses--Note 3(d)                                     299

Loan commitment fees--Note 2                                               194

Miscellaneous                                                            6,131

TOTAL EXPENSES                                                         284,320

Less--reduction in management fee due to
  undertaking--Note 3(a)                                              (58,144)

NET EXPENSES                                                           226,176

INVESTMENT INCOME--NET                                                 836,373
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments                              (169,957)

Net unrealized appreciation (depreciation) on investments          (1,301,091)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS             (1,471,048)

NET (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS               (634,675)

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF CHANGES IN NET ASSETS

                                                       Year Ended April 30,
                                                --------------------------------
                                                     2000                 1999
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                            836,373              904,128

Net realized gain (loss) on investments         (169,957)              544,900

Net unrealized appreciation (depreciation)
   on investments                             (1,301,091)             (214,880)

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                    (634,675)            1,234,148
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

Investment income--net:

Class A shares                                  (489,538)            (290,432)

Class B shares                                  (344,586)            (612,746)

Class C shares                                    (2,249)                (950)

TOTAL DIVIDENDS                                 (836,373)            (904,128)
--------------------------------------------------------------------------------

BENEFICIAL INTEREST TRANSACTIONS ($):

Net proceeds from shares sold:

Class A shares                                  5,413,341           3,073,890

Class B shares                                  2,217,910             630,199

Class C shares                                    109,675              35,401

Dividends reinvested:

Class A shares                                    299,966             186,394

Class B shares                                    199,528             298,894

Class C shares                                        639                 409

Cost of shares redeemed:

Class A shares                                (1,924,109)            (784,843)

Class B shares                                (7,580,619)          (6,162,616)

Class C shares                                   (65,267)             (32,325)

INCREASE (DECREASE) IN NET ASSETS FROM
   BENEFICIAL INTEREST TRANSACTIONS           (1,328,936)          (2,754,597)

TOTAL INCREASE (DECREASE) IN NET ASSETS       (2,799,984)          (2,424,577)
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                            21,407,530          23,832,107

END OF PERIOD                                  18,607,546          21,407,530

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

                                                      Year Ended April 30,
                                                --------------------------------
                                                     2000               1999
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS:

CLASS A (A)

Shares sold                                       408,892             220,547

Shares issued for dividends reinvested             23,161              13,383

Shares redeemed                                 (144,231)             (56,295)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING     287,822             177,635
--------------------------------------------------------------------------------

CLASS B (A)

Shares sold                                       164,950              45,364

Shares issued for dividends reinvested             15,350              21,439

Shares redeemed                                 (571,205)            (443,237)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING   (390,905)            (376,434)
--------------------------------------------------------------------------------

CLASS C

Shares sold                                         8,400               2,553

Shares issued for dividends reinvested                 49                  29

Shares redeemed                                   (4,941)              (2,305)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING       3,508                 277

(A) DURING THE PERIOD ENDED APRIL 30, 2000, 271,943 CLASS B SHARES REPRESENTING $3,559,075 WERE AUTOMATICALLY CONVERTED TO 272,136 CLASS A SHARES.

SEE NOTES TO FINANCIAL STATEMENTS.


FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.


                                                                                             Year Ended April 30,
                                                                 -------------------------------------------------------------------
CLASS A SHARES                                                   2000           1999          1998           1997          1996
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                            13.81          13.63         13.22          13.05         12.80

Investment Operations:

Investment income--net                                            .59            .60           .61            .62           .66

Net realized and unrealized gain (loss)
   on investments                                                (.98)           .18           .41            .17           .25

Total from Investment Operations                                 (.39)           .78          1.02            .79           .91

Distributions:

Dividends from investment income--net                            (.59)          (.60)         (.61)          (.62)         (.66)

Net asset value, end of period                                  12.83          13.81         13.63          13.22         13.05
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)(A)                                             (2.76)          5.74          7.76           6.16          7.14
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                           .94            .99           .95            .98           .74

Ratio of net investment income
   to average net assets                                         4.57           4.27          4.44           4.71          5.00

Decrease reflected in above expense ratios
   due to undertakings by The
   Dreyfus Corporation                                            .32            --             --            --            .21

Portfolio Turnover Rate                                         54.72          69.13         36.64           50.96        33.09
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                          11,839          8,769         6,232           6,598        8,346

(A) EXCLUSIVE OF SALES CHARGE.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

FINANCIAL HIGHLIGHTS (CONTINUED)

                                                                                          Year Ended April 30,
                                                                 -------------------------------------------------------------------
CLASS B SHARES                                                   2000           1999          1998          1997          1996
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                            13.82          13.63         13.22          13.06         12.80

Investment Operations:

Investment income--net                                            .53            .53           .54            .56           .59

Net realized and unrealized gain (loss)
   on investments                                                (.99)           .19           .41            .16           .26

Total from Investment Operations                                 (.46)           .72           .95            .72           .85

Distributions:

Dividends from investment income--net                            (.53)          (.53)         (.54)          (.56)         (.59)

Net asset value, end of period                                  12.83          13.82         13.63          13.22         13.06
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)(A)                                             (3.31)          5.29          7.24           5.55          6.69
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                          1.45           1.49          1.44           1.47          1.24

Ratio of net investment income
   to average net assets                                         4.02           3.79          3.94           4.20          4.46

Decrease reflected in above expense ratios
   due to undertakings by
   The Dreyfus Corporation                                        .28             --           --             --            .20

Portfolio Turnover Rate                                         54.72          69.13         36.64          50.96         33.09
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                           6,681         12,592        17,558         18,211        20,106

(A) EXCLUSIVE OF SALES CHARGE.

SEE NOTES TO FINANCIAL STATEMENTS.


                                                                                            Year Ended April 30,
                                                                --------------------------------------------------------------------
CLASS C SHARES                                                   2000           1999          1998           1997       1996(a)
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                            13.80          13.62         13.22          13.05         12.85

Investment Operations:

Investment income--net                                            .49            .44           .47            .51           .38

Net realized and unrealized gain (loss)

   on investments                                                (.98)           .18           .40            .17           .20

Total from Investment Operations                                 (.49)           .62           .87            .68           .58

Distributions:

Dividends from investment income--net                            (.49)          (.44)         (.47)          (.51)         (.38)

Net asset value, end of period                                  12.82          13.80         13.62          13.22         13.05
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)(B)                                             (3.51)          4.59          6.61           5.30          6.28(c)
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                          1.65           1.99          1.91           1.80          1.98(c)

Ratio of net investment income
   to average net assets                                         3.82           3.28          3.48           3.87          3.73(c)

Decrease reflected in above expense ratios
   due to undertakings by
   The Dreyfus Corporation                                        .30            --            --             --            --

Portfolio Turnover Rate                                         54.72          69.13         36.64           50.96         33.09
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                              88             47           42              105            88

(A) FROM AUGUST 15, 1995 (COMMENCEMENT OF INITIAL OFFERING) TO APRIL 30, 1996.

(B) EXCLUSIVE OF SALES CHARGE.

(C) ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.


                                                             The Fund

NOTES TO FINANCIAL STATEMENTS

NOTE 1--Significant Accounting Policies:

Dreyfus Premier State Municipal Bond Fund (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a non-diversified, open-end management investment company, and operates as a series company currently offering thirteen series including the Georgia Series (the "fund"). The fund' s investment objective is to maximize current income exempt from Federal and, where applicable, from State income taxes, without undue risk. The Dreyfus Corporation (the "Manager") serves as the fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A., which is a wholly-owned subsidiary of Mellon Financial Corporation.

On April 12, 2000, the Board of Trustees approved, subject to approval by the shareholders of the fund, an Agreement and Plan of Reorganization providing for the transfer of all of the assets and liabilities of the fund in a tax free exchange of shares of beneficial interest of the Dreyfus Premier Municipal Bond
Fund   at   net   asset   value  and  the  assumption  of  stated  liabilities.

Effective March 22, 2000, Dreyfus Service Corporation ("DSC"), a wholly-owned subsidiary of the Manager, became the distributor of the fund's shares. Prior to March 22, 2000, Premier Mutual Fund Services, Inc. was the distributor. The fund is authorized to issue an unlimited number of $.001 par value shares in the following classes of shares: Class A, Class B and Class C shares. Class A shares are subject to a sales charge imposed at the time of purchase, Class B shares are subject to a contingent deferred sales charge ("CDSC") imposed on Class B share redemptions made within six years of purchase (five years for shareholders beneficially owning Class B shares on November 30, 1996) and Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase. Class B shares automatically convert to Class A shares after six years. Other differences between the classes include the services offered to and the expenses borne by each class and certain voting rights.

The Trust accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series' operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The fund's financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities (excluding options and financial futures on municipal and U.S. treasury securities) are valued each business day by an independent pricing service ("Service") approved by the Board of Trustees. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Options and financial futures on municipal and U.S. treasury securities are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day. Investments not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. Bid price is used when no asked price is available.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, adjusted for amortization of premiums and original issue discounts on
investments,   is   earned   from  settlement  date  and  recognized
                                                                        The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

on the accrual basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Under the terms of the custody agreement, the fund received net earnings credits of $1,865 during the period ended April 30, 2000 based on available cash balances left on deposit. Income earned under this arrangement is included in interest income.

The fund follows an investment policy of investing primarily in municipal obligations of one state. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the fund.

(c) Dividends to shareholders: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the " Code" ). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain.

(d) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all Federal income and excise taxes.

The fund has an unused capital loss carryover of approximately $42,000 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to April 30, 2000. This amount is calculated based on Federal income tax regulations which may differ from financial reporting in accordance with generally accepted accounting principles. If not applied, $25,000 of the carryover expires in fiscal 2004 and $17,000 expires in fiscal 2005.


NOTE 2--Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $500 million redemption credit facility (the "Facility" ) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the fund at rates based on prevailing market rates in effect at the time of borrowings. During the period ended April 30, 2000, the fund did not borrow under the Facility.

NOTE 3--Management Fee and Other Transactions With Affiliates:

(a) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .55 of 1% of the value of the funds' average daily net assets and is payable monthly. The Manager had undertaken from July 29, 1999 through April 30, 2000, to reduce the management fee paid by the fund, to the extent that the fund's aggregate expenses, excluding 12b-1 distribution fees, taxes, brokerage fees, commitment fees, interest on borrowings and extraordinary expenses, exceeded an annual rate of .89 of 1% of the value of the fund' s average daily net assets. The reduction in management fee, pursuant to the undertaking, amounted to $58,144 during the period ended April 30, 2000.

(b) Under the Distribution Plan (the "Plan") adopted pursuant to Rule 12b-1 under the Act, Class B and Class C shares pay the distributor for distributing their shares at an annual rate of .50 of 1% of the value of the average daily net assets of Class B shares and .75 of 1% of the value of the average daily net assets of Class C shares. During the period ended April 30, 2000, Class B and Class C shares were charged $42,818 and $440, respectively, pursuant to the Plan of which $3,728 and $73 for Class B and Class C, respectively, were paid to DSC.

(c) Under the Shareholder Services Plan, Class A, Class B and Class C shares pay the distributor at an annual rate of .25 of 1% of the value of
                                                                        The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services. The distributor determines the amounts to be paid to Service Agents. During the period ended April 30, 2000, Class A, Class B and Class C shares were charged $26,690, $21,409 and $147, respectively, pursuant to the Shareholder Services Plan of which $3,253, $1,864 and $24 for Class A, Class B and Class C, respectively, were paid to DSC.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended April 30, 2000, the fund was charged $8,728 pursuant to the transfer agency agreement.

(d) Each Board member also serves as a Board member of other funds within the Dreyfus complex (collectively, the "Fund Group"). Effective April 13, 2000, each Board member receives an annual fee of $50,000 and a fee of $6,500 for each meeting held in person and $500 for telephone meetings. These fees are allocated among the funds in the Fund Group. The Chairman of the Board receives an additional 25% of such compensation. Prior to April 13, 2000, each Board member who was not an "affiliated person" as defined in the Act received from the Trust an annual fee of $2,500 and an attendance fee of $250 per meeting. The Chairman of the Board received an additional 25% of such compensation. Subject to the fund' s Director Emeritus Program Guidelines, Emeritus Board members, if any, receive 50% of the Trust's annual retainer fee and per meeting fee paid at the time the Board member achieved emeritus status.


NOTE 4--Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended April 30, 2000, amounted to $9,841,240 and $11,656,845, respectively.

At April 30, 2000, accumulated net unrealized depreciation on investments was $165,936, consisting of $312,640 gross unrealized appreciation and $478,576 gross unrealized depreciation.

At April 30, 2000, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

                                                             The Fund

REPORT OF INDEPENDENT AUDITORS

Shareholders and Board of Trustees

Dreyfus Premier State Municipal Bond Fund, Georgia Series

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Dreyfus Premier State Municipal Bond Fund, Georgia Series (one of the Funds constituting the Dreyfus Premier State
Municipal Bond Fund) as of April 30, 2000, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of April 30, 2000, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Premier State Municipal Bond Fund, Georgia Series at April 30, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with accounting principles generally accepted in the United States.


New York, New York

June 9, 2000



IMPORTANT TAX INFORMATION (Unaudited)

In accordance with Federal tax law, the fund hereby designates all the dividends paid from investment income-net during its fiscal year ended April 30, 2000 as "exempt-interest dividends" (not subject to regular Federal and, for individuals who are Georgia residents, Georgia personal income taxes).

As required by Federal tax law rules, shareholders will receive notification of their portion of the fund' s taxable ordinary dividends (if any) and capital gains distributions (if any) paid for the 2000 calendar year on form 1099-DIV which will be mailed by January 31, 2001.

                                                             The Fund

                                                           For More Information

                        Dreyfus Premier State Municipal Bond Fund,
                        Georgia Series
                        200 Park Avenue
                        New York, NY 10166

                          Manager

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                          Custodian

                        The Bank of New York
                        100 Church Street
                        New York, NY 10286

                          Transfer Agent & Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        P.O. Box 9671
                        Providence, RI 02940

                          Distributor

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166

To obtain information:

BY TELEPHONE Call your financial representative or 1-800-554-4611

BY MAIL  Write to:
The Dreyfus Premier Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

(c) 2000 Dreyfus Service Corporation                                   068AR004



================================================================================



Dreyfus Premier

State Municipal

Bond Fund,

Maryland Series

ANNUAL REPORT April 30, 2000

(reg.tm)





The views expressed herein are current to the date of this report. These views and the composition of the fund's portfolio are subject to change at any time based on market and other conditions.

           * Not FDIC-Insured
           * Not Bank-Guaranteed
           * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the President

                             3   Discussion of Fund Performance

                             6   Fund Performance

                             8   Statement of Investments

                            12   Statement of Assets and Liabilities

                            13   Statement of Operations

                            14   Statement of Changes in Net Assets

                            16   Financial Highlights

                            19   Notes to Financial Statements

                            24   Report of Independent Auditors

                            25   Important Tax Information

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                                                Dreyfus Premier

                                                     State Municipal Bond Fund,

                                                                Maryland Series

LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this annual report for Dreyfus Premier State Municipal Bond Fund, Maryland Series, covering the 12-month period from May 1, 1999 through April 30, 2000. Inside, you'll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, Douglas Gaylor.

When the reporting period began, evidence had emerged that the U.S. economy was growing strongly in an environment characterized by high levels of consumer spending and low levels of unemployment. Concerns that inflationary pressures might re-emerge caused the Federal Reserve Board to raise short-term interest rates five times during the reporting period, for a total increase of 1.25 percentage points. While higher interest rates generally led to an erosion of municipal bond prices during much of the reporting period, the tax-exempt bond market showed renewed signs of strength during the first four months of 2000.

Municipal bonds were also influenced by supply-and-demand considerations. These technical influences have caused the yields of tax-exempt bonds to rise to very attractive levels compared to the after-tax yields of taxable bonds of comparable maturity and credit quality, making tax-exempt bonds especially attractive for investors in the higher federal and state income tax brackets.

We appreciate your confidence over the past year, and we look forward to your continued participation in Dreyfus Premier State Municipal Bond Fund, Maryland Series.

Sincerely,


Stephen E. Canter
President and Chief Investment Officer
The Dreyfus Corporation
May 15, 2000




DISCUSSION OF FUND PERFORMANCE

Douglas Gaylor, Portfolio Manager

How did Dreyfus Premier State Municipal Bond Fund, Maryland Series, perform during the period?

For the 12-month period ended April 30, 2000, the fund's Class A shares provided a -3.61% total return, its Class B shares provided a -4.12% total return and its Class C shares provided a -4.32% total return.(1) In comparison, the Lipper Maryland Municipal Debt Funds category average provided a -2.46% total return for the same period.(2) We attribute the fund's negative absolute returns during the reporting period to a rising interest-rate environment, which caused most municipal bond prices to decline.

What is the fund's investment approach?

Our goal is to seek as high a level of federal and Maryland tax-exempt income as is practical without undue risk from a diversified portfolio of municipal bonds. To achieve this objective, we employ two primary strategies. First, for between one-half and three-quarters of the total fund, we look for bonds that can potentially offer attractive current income. We typically look for bonds that can provide consistently high current yields. We also try to ensure that we select bonds that are most likely to obtain attractive prices if and when we decide to sell them in the secondary market.

Second, for the remainder of the fund, we try to look for bonds that we believe have the potential to offer attractive total returns. We typically look for bonds that are selling at a discount to face value because they may be temporarily out of favor among investors. Our belief is that these bonds' prices will rise as they return to favor over time.

What other factors influenced the fund's performance?

Although the portfolio's performance was hurt by a difficult investment environment from the beginning of the reporting period throughout 1999, the
first    four    months    of    2000    generally    provided
                                                                        The Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

better market conditions and a market rally. This rally helped offset most -- but not all -- of the decline in the last eight months of 1999.

When the reporting period began on May 1, 1999, investors had become concerned that strong economic growth might rekindle long-dormant inflationary pressures, especially from rising wages in a tight job market. In an attempt to ease these pressures and forestall a reacceleration of inflation, the Federal Reserve Board raised short-term interest rates five times during the reporting period, for a total increase of 1.25 percentage points. This caused most bond prices to fall.

During 1999 municipal bond prices also fell because of adverse supply-and-demand influences. For a variety of reasons, institutional investors such as insurance companies and mutual funds participated less in the tax-exempt market. Despite strong demand from individual investors, the absence of institutional buyers helped reduce overall demand and drove municipal bond prices down. During the first quarter of 2000, however, issuance of municipal bonds nationally declined approximately 20% compared to the same period in 1999.

This scarcity of supply was especially severe in Maryland, which is typically a low-issuance state compared to other states. The lack of supply, combined with strong demand from individual investors, helped to support the prices of Maryland bonds during the recent market rally.

What is the fund's current strategy?

Our current strategy has been to maintain as high a level of income as practical while reducing volatility and protecting assets in a rising interest-rate environment. Accordingly, we have slowly and modestly begun to reduce the portfolio' s average duration -- a measure of sensitivity to changing interest rates -- in an attempt to protect our holdings from the brunt of potential price depreciation and capture higher yields as they may become available. Accordingly, we have shifted assets from municipal bonds with maturities of 20 to 30 years into bonds with maturities in the 10- to 20-year range. In addition to helping us reduce the fund's sensitivity to rising interest rates, these intermediate-term holdings are also more likely to attract the interest of individual investors when the time comes to sell.

From a security selection perspective, we have focused primarily on tax-exempt bonds that have recently been out of favor among investors, including bonds selling at deep discounts and modest premiums to their face values. Because they are currently unpopular, these types of bonds are available with attractive yields, in our view, compared to other types of bonds that investors currently favor. We believe that these holdings have the potential to boost the fund's performance when deep-discount and modest-premium bonds return to favor among investors.

May 15, 2000

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID, AND DOES NOT TAKE INTO CONSIDERATION THE MAXIMUM INITIAL SALES CHARGE IN THE CASE OF CLASS A SHARES, OR THE APPLICABLE CONTINGENT DEFERRED SALES CHARGE IMPOSED ON REDEMPTIONS IN THE CASE OF CLASS B AND CLASS C SHARES. HAD THESE CHARGES BEEN REFLECTED, RETURNS WOULD HAVE BEEN LOWER. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE, YIELD AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. INCOME MAY BE SUBJECT TO STATE AND LOCAL TAXES FOR NON-MARYLAND RESIDENTS AND SOME INCOME MAY BE SUBJECT TO THE FEDERAL ALTERNATIVE MINIMUM TAX
(AMT) FOR CERTAIN INVESTORS. CAPITAL GAINS, IF ANY, ARE FULLY TAXABLE.

(2)  SOURCE: LIPPER ANALYTICAL SERVICES, INC.

                                                             The Fund

FUND PERFORMANCE

Comparison of change in value of $10,000 investment in Dreyfus Premier State Municipal Bond Fund, Maryland Series Class A shares and the Lehman Brothers Municipal Bond Index

((+))  SOURCE: LIPPER ANALYTICAL SERVICES, INC.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

THE ABOVE GRAPH COMPARES A $10,000 INVESTMENT MADE IN CLASS A SHARES OF DREYFUS PREMIER STATE MUNICIPAL BOND FUND, MARYLAND SERIES (THE "FUND") ON 4/30/90 TO A $10,000 INVESTMENT MADE IN THE LEHMAN BROTHERS MUNICIPAL BOND INDEX (THE "INDEX") ON THAT DATE. ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS ARE REINVESTED. PERFORMANCE FOR CLASS B AND CLASS C SHARES WILL VARY FROM THE PERFORMANCE OF CLASS A SHARES SHOWN ABOVE DUE TO DIFFERENCES IN CHARGES AND EXPENSES.

THE FUND INVESTS PRIMARILY IN MARYLAND MUNICIPAL SECURITIES AND ITS PERFORMANCE SHOWN IN THE LINE GRAPH TAKES INTO ACCOUNT THE MAXIMUM INITIAL SALES CHARGE ON CLASS A SHARES AND ALL OTHER APPLICABLE FEES AND EXPENSES. THE INDEX IS NOT LIMITED TO INVESTMENTS PRINCIPALLY IN MARYLAND MUNICIPAL OBLIGATIONS AND DOES NOT TAKE INTO ACCOUNT CHARGES, FEES AND OTHER EXPENSES. THE INDEX, UNLIKE THE FUND, IS AN UNMANAGED TOTAL RETURN PERFORMANCE BENCHMARK FOR THE LONG-TERM, INVESTMENT-GRADE, GEOGRAPHICALLY UNRESTRICTED TAX-EXEMPT BOND MARKET, CALCULATED BY USING MUNICIPAL BONDS SELECTED TO BE REPRESENTATIVE OF THE MUNICIPAL MARKET OVERALL. THESE FACTORS CAN CONTRIBUTE TO THE INDEX POTENTIALLY OUTPERFORMING OR UNDERPERFORMING THE FUND. FURTHER INFORMATION RELATING TO FUND PERFORMANCE, INCLUDING EXPENSE REIMBURSEMENTS, IF APPLICABLE, IS CONTAINED IN THE FINANCIAL HIGHLIGHTS SECTION OF THE PROSPECTUS AND ELSEWHERE IN THIS REPORT.



Average Annual Total Returns AS OF 4/30/00

                                                           Inception                                                       From
                                                             Date          1 Year          5 Years       10 Years        Inception
------------------------------------------------------------------------------------------------------------------------------------

CLASS A SHARES
WITH SALES CHARGE (4.5%)                                    5/28/87       (7.95)%            4.07%          6.15%            --
WITHOUT SALES CHARGE                                        5/28/87       (3.61)%            5.04%          6.64%            --

CLASS B SHARES
WITH REDEMPTION((+))                                        1/15/93       (7.74)%            4.17%           --             4.70%

WITHOUT REDEMPTION                                          1/15/93       (4.12)%            4.48%           --             4.70%

CLASS C SHARES
WITH REDEMPTION((+)(+))                                     8/15/95       (5.23)%              --            --             4.00%
WITHOUT REDEMPTION                                          8/15/95       (4.32)%              --            --             4.00%

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

((+))  THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE FOR CLASS B SHARES IS 4% AND
IS REDUCED TO 0% AFTER SIX YEARS, AT WHICH TIME CLASS B SHARES CONVERT TO CLASS
A SHARES.

((+)(+))  THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE FOR CLASS C SHARES IS 1%
FOR SHARES REDEEMED WITHIN ONE YEAR OF THE DATE OF PURCHASE.

                                                             The Fund


STATEMENT OF INVESTMENTS

STATEMENT OF INVESTMENTS

April 30, 2000

                                                                                             Principal
LONG-TERM MUNICIPAL INVESTMENTS--97.6%                                                      Amount ($)   Value ($)
----------------------------------------------------------------------------------------------------------------------------

MARYLAND--86.2%

Anne Arundel County:

   General Improvement 4.50%, 8/1/2018                                                          870,000  737,055

   Water and Sewer:

      4.50%, 8/1/2018                                                                           515,000  436,303

      4.50%, 8/1/2019                                                                         1,495,000  1,255,142

      4.50%, 8/1/2020                                                                         1,455,000  1,207,665

Baltimore:

  (Tindeco Wharf Project)

      6.60%, 12/20/2024 (Collateralized; GNMA)                                                4,250,000  4,361,987

   Port Facilities Revenue (Consolidated Coal Sales)

      6.50%, 12/1/2010                                                                        4,090,000  4,309,674

Baltimore City Housing Corp., MFHR

   7.25%, 7/1/2023 (Collateralized; FNMA)                                                     3,085,000  3,122,236

Baltimore County:

   Mortgage Revenue, Zero Coupon, 9/1/2024                                                    2,280,000  509,717

   Nursing Facility Mortgage Revenue

      (Eastpoint Rehabilitation & Nursing Centers):

         6.75%, 4/1/2015                                                                      1,000,000  800,000

         6.75%, 4/1/2028                                                                      1,500,000  1,200,000

   PCR (Bethlehem Steel Corp. Project):

      7.50%, 6/1/2015                                                                         5,785,000  5,873,048

      7.55%, 6/1/2017                                                                         2,690,000  2,739,469

Carroll County, County Commissioners -

  Consolidated Public Improvement

   4.70%, 10/1/2016                                                                           1,000,000  886,880

Gaithersburg, Hospital Facilities Improvement Revenue

  (Shady Grove)

   6.50%, 9/1/2012 (Insured; FSA)                                                            10,000,000  11,023,500

Howard County, COP 8.15%, 2/15/2020                                                             605,000  775,404

Maryland, COP (Aviation Administration Facilities Project):

   4.75%, 5/1/2015                                                                              565,000  501,144

   4.75%, 5/1/2016                                                                              750,000  658,965

   4.75%, 5/1/2017                                                                            1,650,000  1,437,579

   4.75%, 5/1/2018                                                                            1,730,000  1,494,720

Maryland Community Development Administration,

  Department of Housing and Community Development:

      Housing Revenue 5.65%, 7/1/2039                                                         3,800,000  3,431,970

      Multi-Family Development (Auburn Manor Project)

         5.30%, 10/1/2028                                                                     1,000,000  877,970

      MFHR:

         6.50%, 5/15/2013                                                                     3,000,000  3,098,580

         6.85%, 5/15/2033                                                                     3,075,000  3,148,739

         6.70%, 5/15/2036 (Insured; FHA)                                                      7,710,000  7,940,375


                                                                                              Principal

LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                  Amount ($)   Value ($)
----------------------------------------------------------------------------------------------------------------------------

Maryland Community Development Administration,

  Department of Housing and

    Community Development (continued):

      Residential 5.25%, 9/1/2029                                                             3,700,000  3,240,719

      Single Family Program:

         6.95%, 4/1/2011                                                                      3,785,000  3,871,752

         4.75%, 4/1/2012                                                                      2,865,000  2,652,732

         4.80%, 4/1/2013                                                                      1,700,000  1,558,985

         5.15%, 4/1/2018                                                                      2,000,000  1,815,180

         6.55%, 4/1/2026                                                                      7,170,000  7,301,068

         6.75%, 4/1/2026                                                                      3,880,000  3,940,101

         5.25%, 4/1/2029                                                                      8,330,000  7,301,661

         7.45%, 4/1/2032                                                                      1,060,000  1,061,198

Maryland Economic Development Corp., Revenue (Health and

  Mental Hygiene Providers Facilities Acquisition Program):

      8.375%, 3/1/2013                                                                        3,900,000  4,051,749

      8.75%, 3/1/2017                                                                         4,670,000  4,596,121

Maryland Health and Higher Educational Facilities

  Authority, Revenue:

      (Calvert Memorial Hospital) 5%, 7/1/2028                                                1,285,000  1,034,168

      (Doctors Community Hospital) 5.50%, 7/1/2024                                            9,890,000  7,628,651

      (Helix Health Issue) 5%, 7/1/2027 (Insured; AMBAC)                                      5,580,000  4,979,592

      (Johns Hopkins Hospital):

         4.75%, 5/15/2033                                                                     7,100,000  5,748,444

         4.50%, 5/15/2035                                                                     2,395,000  1,832,319

      (Loyola College) 5%, 10/1/2039                                                          3,500,000  2,913,435

      (Medlantic Helix Issue)

         4.75%, 8/15/2028 (Insured; FSA)                                                     32,385,000  26,595,210

      (Upper Chesapeake Hospitals)

         5.375%, 1/1/2028 (Insured; FSA)                                                      1,000,000  929,370

      (Union Hospital of Cecil County) :

         6.70%, 7/1/2009                                                                      2,320,000  2,405,886

         4.75%, 7/1/2013                                                                      1,840,000  1,536,878

         5.10%, 7/1/2022                                                                      2,500,000  2,013,950

      (University of Maryland Medical Systems)

         7%, 7/1/2022 (Insured; FGIC)                                                         4,500,000  5,153,130

Maryland Industrial Development Financing Authority, EDR

   (Medical Waste Association) 8.75%, 11/15/2010                                                700,000  532,000

Maryland Local Government Insurance Trust, COP

   7.125%, 8/1/2009                                                                           3,250,000  3,335,312

Montgomery County Housing Opportunities Commission,

  Multi-Family Mortgage Revenue:

      7.05%, 7/1/2032                                                                         2,485,000  2,551,275

                                                                                                     The Fund



STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                              Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                  Amount ($)   Value ($)
----------------------------------------------------------------------------------------------------------------------------

Montgomery County Housing Opportunities Commission,

  Multi-Family Mortgage Revenue (continued):

      7.375%, 7/1/2032                                                                        1,805,000  1,825,757

   Single Family Mortgage:

      7.375%, 7/1/2017                                                                          880,000  894,054

      6.625%, 7/1/2026                                                                        1,000,000  1,020,150

      Zero Coupon, 7/1/2027                                                                  12,165,000  2,277,775

      Zero Coupon, 7/1/2028                                                                  41,975,000  7,513,945

Northeast Waste Disposal Authority, RRR:

  (Baltimore Resco Retrofit Project)

      5%, 1/1/2012                                                                            4,235,000  3,480,874

   Solid Waste Revenue

      (Montgomery County Resource Recovery Project):

         6%, 7/1/2008                                                                         2,690,000  2,745,414

         6.20%, 7/1/2010                                                                     10,000,000  10,209,200

         6.30%, 7/1/2016                                                                     14,205,000  14,415,234

Prince Georges County Housing Authority:

  Mortgage Revenue:

    (New Keystone Apartment Project)

         6.80%, 7/1/2025 (Insured: FHA & MBIA)                                                4,300,000  4,420,013

      (Riverview Terrace)

         6.70%, 6/20/2020 (Collateralized; GNMA)                                              2,000,000  2,078,920

      (Stevenson Apartments Project)

         6.35%, 7/20/2020 (Collateralized; GNMA)                                              3,000,000  3,047,250

   Revenue (Dimensions Health Corporation Project)

      5.30%, 7/1/2024                                                                         8,810,000  6,377,118

   SFMR

      6.60%, 12/1/2025 (Collateralized: FNMA & GNMA)                                          3,700,000  3,770,115

U. S. RELATED--11.4%

Guam Airport Authority, Revenue 6.70%, 10/1/2023    10,000,000  10,124,500

Puerto Rico Commonwealth, Public Improvement:

   4.50%, 7/1/2023 (Insured; AMBAC)                                                           5,000,000  4,053,850

   5%, 7/1/2026 (Insured; FSA)                                                                1,795,000  1,581,898

Puerto Rico Electric Power Authority, Power Revenue:

   4.50%, 7/1/2019 (Insured; FSA)                                                             2,970,000  2,497,651

   4.75%, 7/1/2024                                                                            1,245,000  1,052,548

   5%, 7/1/2028                                                                                 930,000  797,503

   5%, 7/1/2028                                                                               8,885,000  7,797,831

Puerto Rico Public Buildings Authority, Revenue

   5%, 7/1/2027 (Insured; AMBAC)                                                              4,000,000  3,517,600

TOTAL LONG-TERM MUNICIPAL INVESTMENTS (cost $281,681,821)                                              267,908,208


                                                                                            Principal
SHORT-TERM MUNICIPAL INVESTMENTS--.7%                                                       Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

Puerto Rico Commonwealth, VRDN

   4.90% (cost $2,000,000)                                                                 2,000,000(a)                2,000,000
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $283,681,821)                                                             98.3%              269,908,208

CASH AND RECEIVABLES (NET)                                                                         1.7%                4,543,545

NET ASSETS                                                                                       100.0%              274,451,753

Summary of Abbreviations

AMBAC                     American Municipal Bond
                             Assurance Corporation
COP                       Certificate of Participation
EDR                       Economic Development Revenue
FGIC                      Financial Guaranty
                             Insurance Company
FHA                       Federal Housing Administration
FNMA                      Federal National
                             Mortgage Association
FSA                       Financial Security Assurance
GNMA                      Government National
                             Mortgage Association
MBIA                      Municipal Bond
                             Investors Assurance
                             Insurance Corporation
MFHR                      Multi-Family Housing Revenue
PCR                       Pollution Control Revenue
RRR                       Resources Recovery Revenue
SFMR                      Single Family
                             Mortgage Revenue
VRDN                      Variable Rate
                             Demand Notes

Summary of Combined Ratings (Unaudited)

Fitch                or          Moody's               or        Standard & Poor's                           Value (%)
------------------------------------------------------------------------------------------------------------------------------------
AAA                              Aaa                             AAA                                              33.0
AA                               Aa                              AA                                               34.1
A                                A                               A                                                16.7
BBB                              Baa                             BBB                                               9.1
Not Rated (b)                    Not Rated (b)                   Not Rated (b)                                     7.1

                                                                                                                 100.0

A    SECURITIES PAYABLE ON DEMAND. VARIABLE INTEREST RATE--SUBJECT TO PERIODIC
     CHANGE.

B    SECURITIES WHICH, WHILE NOT RATED BY FITCH, MOODY'S AND STANDARD & POORS,
     HAVE BEEN DETERMINED BY THE MANAGER TO BE OF COMPARABLE QUALITY TO THOSE
     RATED SECURITIES IN WHICH THE FUND MAY INVEST.

C    AT APRIL 30, 2000, THE FUND HAD $87,906,086 (32.0% OF NET ASSETS) AND
     $85,202,253 (31.0% OF NET ASSETS) INVESTED IN SECURITIES WHOSE PAYMENT OF
     PRINCIPAL AND INTEREST IS DEPENDENT UPON REVENUES GENERATED FROM HEALTH
     CARE AND HOUSING PROJECTS, RESPECTIVELY.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

                                                             The Fund

STATEMENT OF ASSETS AND LIABILITIES

April 30, 2000

                                                             Cost         Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of
Investments                                           283,681,821   269,908,208

Cash                                                                    333,233

Interest receivable                                                   4,488,585

Receivable for investment securities sold                                95,149

Receivable for shares of Benefical Interest subscribed                   70,952

Prepaid expenses                                                          6,127

                                                                    274,902,254
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                           201,258

Payable for shares of Benefical Interest redeemed                       202,123

Accrued expenses                                                         47,120

                                                                        450,501
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      274,451,753
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                     288,447,748

Accumulated net realized gain (loss) on investments                    (222,382)

Accumulated net unrealized appreciation (depreciation)
  on investments--Note 4                                            (13,773,613)
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      274,451,753


NET ASSET VALUE PER SHARE

                                                                             Class A             Class B          Class C
------------------------------------------------------------------------------------------------------------------------------------

Net Assets ($)                                                            229,183,973          43,044,435        2,223,345

Shares Outstanding                                                         19,517,155           3,665,004          189,198
------------------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE PER SHARE ($)                                                   11.74               11.74            11.75

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF OPERATIONS

Year Ended April 30, 2000

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INTEREST INCOME                                                     18,386,962

EXPENSES:

Management fee--Note 3(a)                                            1,661,534

Shareholder servicing costs--Note 3(c)                                 965,478

Distribution fees--Note 3(b)                                           275,279

Custodian fees                                                          34,447

Registration fees                                                       32,024

Prospectus and shareholders' reports                                    26,386

Professional fees                                                       23,569

Trustees' fees and expenses--Note 3(d)                                   4,191

Loan commitment fees--Note 2                                             3,086

Miscellaneous                                                           20,362

TOTAL EXPENSES                                                       3,046,356

INVESTMENT INCOME--NET                                              15,340,606
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments                               (227,377)

Net unrealized appreciation (depreciation) on investments          (27,588,286)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS             (27,815,663)

NET (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS             (12,475,057)

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF CHANGES IN NET ASSETS

                                                      Year Ended April 30,
                                               ---------------------------------
                                                     2000                1999
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                         15,340,606           15,723,604

Net realized gain (loss) on investments          (227,377)           4,875,643

Net unrealized appreciation (depreciation)
   on investments                             (27,588,286)          (2,906,514)

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                  (12,475,057)          17,692,733
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

Investment income--net:

Class A shares                               (12,863,151)         (13,142,319)

Class B shares                                (2,348,233)          (2,475,248)

Class C shares                                  (129,222)            (106,037)

Net realized gain on investments:

Class A shares                                (2,150,363)          (3,920,985)

Class B shares                                  (412,360)            (858,010)

Class C shares                                   (26,427)             (41,411)

TOTAL DIVIDENDS                              (17,929,756)         (20,544,010)
--------------------------------------------------------------------------------

BENEFICAL INTEREST TRANSACTIONS ($):

Net proceeds from shares sold:

Class A shares                                 29,986,633          19,034,333

Class B shares                                 12,404,497          16,708,364

Class C shares                                  1,029,824           1,950,257

Dividends reinvested:

Class A shares                                  9,283,726          10,945,576

Class B shares                                  1,669,377           2,138,858

Class C shares                                     95,038              93,797

Cost of shares redeemed:

Class A shares                               (49,455,500)         (26,068,594)

Class B shares                               (25,629,469)          (8,588,073)

Class C shares                                (1,823,597)            (385,542)

INCREASE (DECREASE) IN NET ASSETS FROM
   BENEFICIAL INTEREST TRANSACTIONS          (22,439,471)          15,828,976

TOTAL INCREASE (DECREASE) IN NET ASSETS      (52,844,284)          12,977,699
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                           327,296,037          314,318,338

END OF PERIOD                                 274,451,753          327,296,037

SEE NOTES TO FINANCIAL STATEMENTS.


                                                      Year Ended April 30,
                                               ---------------------------------
                                                     2000                1999
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS:

CLASS A (A)

Shares sold                                     2,445,834           1,451,972

Shares issued for dividends reinvested            770,041             834,341

Shares redeemed                               (4,117,990)          (1,987,044)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING   (902,115)             299,269
--------------------------------------------------------------------------------

CLASS B (A)

Shares sold                                     1,004,505           1,273,167

Shares issued for dividends reinvested            138,189             163,084

Shares redeemed                                (2,098,431)           (657,332)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING    (955,737)            778,919
--------------------------------------------------------------------------------

CLASS C

Shares sold                                       83,092              148,387

Shares issued for dividends reinvested             7,865                7,148

Shares redeemed                                 (151,541)             (29,616)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING    (60,584)             125,919

(A) DURING THE PERIOD ENDED APRIL 30, 2000, 1,092,388 CLASS B SHARES REPRESENTING $13,370,068 WERE AUTOMATICALLY CONVERTED TO 1,092,760 CLASS A SHARES.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.


                                                                                           Year Ended April 30,
                                                                 ------------------------------------------------------------------
CLASS A SHARES                                                   2000          1999           1998          1997          1996
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                            12.94         13.05          12.70          12.69         12.54

Investment Operations:

Investment income--net                                            .63           .65            .67            .68           .67

Net realized and unrealized gain (loss)
   on investments                                               (1.10)          .09            .50            .18           .23

Total from Investment Operations                                 (.47)          .74           1.17            .86           .90

Distributions:

Dividends from investment income--net                            (.63)         (.65)          (.67)          (.68)         (.67)

Dividends from net realized gain
   on investments                                                (.10)         (.20)          (.15)          (.17)         (.08)

Total Distributions                                              (.73)         (.85)          (.82)          (.85)        (0.75)

Net asset value, end of period                                  11.74         12.94          13.05          12.70         12.69
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)(A)                                             (3.61)         5.76           9.40           6.91          7.24
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                           .91           .90            .90            .90           .90

Ratio of net investment income
   to average net assets                                         5.16          4.97           5.12           5.29          5.23

Portfolio Turnover Rate                                         28.37         29.30          18.12          43.63         41.65
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                         229,184       264,255        262,560        266,658       283,878

(A) EXCLUSIVE OF SALES CHARGE.

SEE NOTES TO FINANCIAL STATEMENTS.


                                                                                             Year Ended April 30,
                                                                 -------------------------------------------------------------------
CLASS B SHARES                                                   2000          1999           1998           1997          1996
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                            12.94         13.05          12.70          12.69         12.54

Investment Operations:

Investment income--net                                            .56           .58            .60            .61           .61

Net realized and unrealized gain (loss)
   on investments                                               (1.10)          .09            .50            .18           .23

Total from Investment Operations                                 (.54)          .67           1.10            .79           .84

Distributions:

Dividends from investment income--net                            (.56)         (.58)          (.60)          (.61)         (.61)

Dividends from net realized gain
   on investments                                                (.10)         (.20)          (.15)          (.17)         (.08)

Total Distributions                                              (.66)         (.78)          (.75)          (.78)         (.69)

Net asset value, end of period                                  11.74         12.94          13.05          12.70         12.69
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)(A)                                             (4.12)         5.20           8.83           6.34          6.66
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                          1.43          1.42           1.42           1.43          1.43

Ratio of net investment income
   to average net assets                                         4.62          4.44           4.59           4.75          4.68

Portfolio Turnover Rate                                         28.37         29.30          18.12          43.63         41.65
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                          43,044        59,806         50,141         45,329        41,179

(A) EXCLUSIVE OF SALES CHARGE.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

FINANCIAL HIGHLIGHTS (CONTINUED)

                                                                                            Year Ended April 30,
                                                                 -------------------------------------------------------------------
CLASS C SHARES                                                   2000          1999           1998           1997       1996(a)
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                            12.95         13.06          12.71          12.69         12.67

Investment Operations:

Investment income--net                                            .54           .55            .57            .58           .41

Net realized and unrealized gain (loss)
   on investments                                               (1.10)          .09            .50            .19           .10

Total from Investment Operations                                 (.56)          .64           1.07            .77           .51

Distributions:

Dividends from investment income--net                            (.54)         (.55)          (.57)          (.58)         (.41)

Dividends from net realized gain
   on investments                                                (.10)         (.20)          (.15)          (.17)         (.08)

Total Distributions                                              (.64)         (.75)          (.72)          (.75)         (.49)

Net asset value, end of period                                  11.75         12.95          13.06          12.71         12.69
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)(B)                                             (4.32)         4.93           8.55           6.16          5.57(c)
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                          1.65          1.66           1.67           1.64          1.80(c)

Ratio of net investment income
   to average net assets                                         4.41          4.15           4.29           4.47          4.59(c)

Portfolio Turnover Rate                                         28.37         29.30          18.12          43.63         41.65
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                           2,223         3,235          1,618            202            27

(A) FROM AUGUST 15, 1995 (COMMENCEMENT OF INITIAL OFFERING) TO APRIL 30, 1996.

(B) EXCLUSIVE OF SALES CHARGE.

(C) ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.


NOTES TO FINANCIAL STATEMENTS

NOTE 1--Significant Accounting Policies:

Dreyfus Premier State Municipal Bond Fund (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a non-diversified open-end management investment company and operates as a series company currently offering thirteen series including the Maryland Series (the "fund"). The fund' s investment objective is to maximize current income exempt from Federal and, where applicable, from State income taxes, without undue risk. The Dreyfus Corporation (the "Manager") serves as the fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A., which is a wholly-owned
subsidiary    of    Mellon    Financial    Corporation.

Effective March 22, 2000, Dreyfus Service Corporation ("DSC"), a wholly-owned subsidiary of the Manager, became the distributor of the fund's shares. Prior to March 22, 2000, Premier Mutual Fund Services, Inc. was the distributor. The fund is authorized to issue an unlimited number of $.001 par value shares in the following classes of shares: Class A, Class B and Class C shares. Class A shares are subject to a sales charge imposed at the time of purchase, Class B shares are subject to a contingent deferred sales charge ("CDSC") imposed on Class B share redemptions made within six years of purchase (five years for shareholders beneficially owning Class B shares on November 30, 1996) and Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase. Class B shares automatically convert to Class A shares after six years. Other differences between the classes include the services offered to and the expenses borne by each class and certain voting rights.

The Trust accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series' operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The fund' s financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

(A) PORTFOLIO VALUATION: Investments in securities (excluding options and financial futures on municipal and U.S. treasury securities) are valued each business day by an independent pricing service ("Service") approved by the Board of Trustees. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Options and financial futures on municipal and U.S. treasury securities are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day. Investments not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. Bid price is used when no asked price is available.

(B) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, adjusted for amortization of premiums and original issue discounts on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Under the terms of the custody agreement, the fund received net earnings credits of $22,938 during the period ended April 30, 2000 based on available cash balances left on deposit. Income earned under this arrangement is included in interest income.


The fund follows an investment policy of investing primarily in municipal obligations of one state. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the fund.

(C) DIVIDENDS TO SHAREHOLDERS: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the " Code" ). To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the fund not to distribute such gain.

(D) FEDERAL INCOME TAXES: It is the policy of the fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all Federal income and excise taxes.

The  fund  has  an  unused  capital  loss  carryover  of  approximately $205,000 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to April 30, 2000. This amount is calculated based on Federal income tax regulations which may differ from financial reporting in accordance with generally accepted accounting principles. If not applied, the carryover expires in fiscal 2008.

NOTE 2--Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $500 million redemption credit facility (the "Facility" ) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of
the    Facility.    Interest    is    charged    to
                                                                        The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

the fund at rates based on prevailing market rates in effect at the time of the borrowings. During the period ended April 30, 2000, the fund did not borrow under the Facility.

NOTE 3--Management Fee and Other Transactions With Affiliates:

(A) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .55 of 1% of the value of the fund's average
daily    net    assets    and    is    payable    monthly.

DSC retained $772 during the period ended April 30, 2000, from commissions earned on sales of the fund's shares.

(B) Under the Distribution Plan (the "Plan"), adopted pursuant to Rule 12b-1 under the Act, Class B and Class C shares pay the Distributor for distributing their shares at an annual rate of .50 of 1% of the value of the average daily net assets of Class B shares and .75 of 1% of the value of the average daily net assets of Class C shares. During the period ended April 30, 2000, Class B and Class C shares were charged $253,364 and $21,915, respectively, pursuant to the Plan, of which $27,766 and $2,402 for Class B and Class C shares, respectively, were paid to DSC.

(C) Under the Shareholder Services Plan, Class A, Class B and Class C shares pay the distributor at an annual rate of .25 of 1% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services. The distributor determines the amounts to be paid to Service Agents. During the period ended April 30, 2000, Class A, Class B and Class C shares were charged $621,255, $126,682 and $7,305, respectively, pursuant to the Shareholder Services Plan, of which $68,083, $13,883 and $801 for Class A, Class B and Class C shares, respectively, were paid to DSC.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended April 30, 2000, the fund was charged $118,824 pursuant to the transfer agency agreement.

(D) Each Board member also serves as a Board member of other funds within the Dreyfus complex (collectively, the "Fund Group"). Effective April 13, 2000, each Board member receives an annual fee of $50,000 and a fee of $6,500 for each meeting held in person and $500 for telephone meetings. These fees are allocated among the funds in the Fund Group. The Chairman of the Board receives an additional 25% of such compensation. Prior to April 13, 2000, each Board member who was not an "affiliated person" as defined in the Act received from the Trust an annual fee of $2,500 and an attendance fee of $250 per meeting. The Chairman of the Board received an additional 25% of such compensation. Subject to the fund' s Director Emeritus Program Guidelines, Emeritus Board members, if any, receive 50% of the Trust's annual retainer fee and per meeting fee paid at the time the Board member achieved emeritus status.

NOTE 4--Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended April 30, 2000, amounted to $84,306,366 and $112,580,284, respectively.

At  April  30,  2000, accumulated net unrealized depreciation on investments was
$13,773,613,   consisting   of  $3,451,229  gross  unrealized  appreciation  and
$17,224,842 gross unrealized depreciation.

At April 30, 2000, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

                                                             The Fund

REPORT OF INDEPENDENT AUDITORS

Shareholders and Board of Trustees

Dreyfus Premier State Municipal Bond Fund, Maryland Series

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Dreyfus Premier State Municipal Bond Fund, Maryland Series (one of the Funds constituting the Dreyfus Premier State
Municipal Bond Fund) as of April 30, 2000 and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of April 30, 2000 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Premier State Municipal Bond Fund, Maryland Series at April 30, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with accounting principles generally accepted in the United States.


New York, New York

June 9, 2000



IMPORTANT TAX INFORMATION (Unaudited)

In accordance with Federal tax law, the fund hereby makes the following designations regarding its fiscal year ended April 30, 2000:

--all the dividends paid from investment income-net are "exempt-interest dividends" (not subject to regular Federal and, for individuals who are Maryland residents, Maryland personal income taxes), and

--the fund hereby designates $.0975 per share as a long-term capital gain distribution of the $.1040 per share paid on December 8, 1999.

As required by Federal tax law rules, shareholders will receive notification of their portion of the fund's taxable ordinary dividends (if any) and capital gain distributions (if any) paid for the 2000 calendar year on Form 1099-DIV which will be mailed by January 31, 2001.

                                                             The Fund

                                                           For More Information

                        Dreyfus Premier State Municipal Bond Fund,
                        Maryland Series
                        200 Park Avenue
                        New York, NY 10166

                          Manager

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                          Custodian

                        The Bank of New York
                        100 Church Street
                        New York, NY 10286

                          Transfer Agent & Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        P.O. Box 9671
                        Providence, RI 02940

                          Distributor

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166

To obtain information:

BY TELEPHONE Call your financial representative or 1-800-554-4611

BY MAIL  Write to:
The Dreyfus Premier Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

(c) 2000 Dreyfus Service Corporation                                   052AR004

================================================================================


Dreyfus Premier

State Municipal

Bond Fund,

Massachusetts Series

ANNUAL REPORT April 30, 2000

(reg.tm)


================================================================================


The views expressed herein are current to the date of this report. These views and the composition of the fund's portfolio are subject to change at any time based on market and other conditions.

           * Not FDIC-Insured
           * Not Bank-Guaranteed
           * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the President

                             3   Discussion of Fund Performance

                             6   Fund Performance

                             8   Statement of Investments

                            11   Statement of Assets and Liabilities

                            12   Statement of Operations

                            13   Statement of Changes in Net Assets

                            15   Financial Highlights

                            18   Notes to Financial Statements

                            23   Report of Independent Auditors

                            24   Important Tax Information

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                                                Dreyfus Premier

                                                     State Municipal Bond Fund,

                                                           Massachusetts Series

LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this annual report for Dreyfus Premier State Municipal Bond Fund, Massachusetts Series, covering the 12-month period from May 1, 1999 through April 30, 2000. Inside, you'll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, W. Michael Petty.

When the reporting period began, evidence had emerged that the U.S. economy was growing strongly in an environment characterized by high levels of consumer spending and low levels of unemployment. Concerns that inflationary pressures might re-emerge caused the Federal Reserve Board to raise short-term interest rates five times during the reporting period, for a total increase of 1.25 percentage points. While higher interest rates generally led to an erosion of municipal bond prices during much of the reporting period, the tax-exempt bond market showed renewed signs of strength during the first four months of 2000.

Municipal bonds were also influenced by supply-and-demand considerations. These technical influences have caused the yields of tax-exempt bonds to rise to very attractive levels compared to the after-tax yields of taxable bonds of comparable maturity and credit quality, making tax-exempt bonds especially attractive for investors in the higher federal and state income tax brackets.

We  appreciate  your  confidence over the past year, and we look forward to your
continued   participation   in  Dreyfus  Premier  State  Municipal  Bond  Fund,
Massachusetts Series.

Sincerely,


Stephen E. Canter
President and Chief Investment Officer
The Dreyfus Corporation
May 15, 2000




DISCUSSION OF FUND PERFORMANCE

W. Michael Petty, Portfolio Manager

How did Dreyfus Premier State Municipal Bond Fund, Massachusetts Series, perform during the period?

For the 12-month period ended April 30, 2000, the fund's Class A shares provided a -3.42% total return, its Class B shares provided a -3.93% total return and its Class C shares provided a -4.16% total return.(1) In comparison, the Lipper Massachusetts Municipal Debt Funds category average provided a -3.21% total return for the same period.(2) We attribute the fund's negative absolute returns to a rising interest-rate environment, which caused most municipal bond prices to decline.

What is the fund's investment approach?

Our goal is to seek as high a level of federal and Massachusetts tax-exempt income as is practical without undue risk from a diversified portfolio of longer term municipal bonds. To achieve this objective, we employ two primary strategies. First, we evaluate supply-and-demand factors in the bond market that are affected by the relatively few municipal bonds issued by Massachusetts. Based on that assessment, we select the individual Massachusetts tax-exempt bonds that we believe are most likely to provide the highest returns with the least risk. We look at such criteria as the bond' s yield, price, age, creditworthiness of its issuer, insurance, and any provisions for early redemption. Under most circumstances, we look for high yielding bonds that have 10-year call protection and that are selling at a discount to face value.

Second, while we do not attempt to predict changes in interest rates, we may tactically manage the fund's average duration -- a measure of sensitivity to changes in interest rates -- in anticipation of temporary supply-and-demand changes. If we expect the supply of newly issued bonds to increase, we may reduce the fund' s average duration to make cash available for the purchase of higher yielding securities. Conversely, if we expect demand for municipal bonds to surge at a time when we anticipate little issuance, we may increase the fund's
                                                                        The Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

average duration to maintain current yields for as long as practical. At other times, we try to maintain a "neutral" average duration consistent with other Massachusetts municipal bond funds.

What other factors influenced the fund's performance?

Although the fund's performance was hurt by a difficult investment environment during the final two months of 1999, the first four months of 2000 generally provided better market conditions and a market rally. This rally helped offset most -- but not all -- of the decline in the first eight months of the reporting period.

When the reporting period began on May 1, 1999, investors had become concerned that strong economic growth might rekindle long-dormant inflationary pressures, especially from rising wages in a tight job market. In an attempt to ease these pressures and forestall a reacceleration of inflation, the Federal Reserve Board raised short-term interest rates five times during the reporting period, causing most bond prices to fall, for a total increase of 1.25 percentage points since mid-1999.

Municipal bond prices also fell during November and December, because of adverse supply-and-demand influences. For a variety of reasons, institutional investors such as insurance companies and mutual funds participated less in the tax-exempt market. Despite strong demand from individual investors, the absence of institutional buyers helped reduce overall demand and drove municipal bond prices down. During the first quarter of 2000, however, issuance of municipal bonds nationally declined approximately 20% compared to the same period in 1999. This supply reduction, combined with robust demand from individual investors, helped support a rebound of municipal bond prices.

What is the fund's current strategy?

Our current strategy is to maintain as high a level of income as practical while reducing volatility and protecting assets in a rising interest-rate environment. Accordingly, we have modestly reduced the portfolio's average duration to the neutral range in an attempt to protect our holdings from the brunt of potential price depreciation and capture higher yields as they become available.

From a security selection perspective, we have focused primarily on insured bonds with competitive yields. However, our ability to find such opportunities has been constrained by the small size of the Massachusetts marketplace and the reduced supply of newly issued bonds. Consequently, as of April 30, 2000, the fund contained a higher level of cash -- primarily invested in tax-exempt money market instruments -- than is usual. Cash and cash equivalents comprised about 13% of the portfolio, which have helped us reduce the fund's average duration. We hope to put our cash reserves back to work in longer term bonds when we believe that interest rates may have peaked and the Federal Reserve Board is
finished    tightening    monetary    policy.

May 15, 2000

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID, AND DOES NOT TAKE INTO CONSIDERATION THE MAXIMUM INITIAL SALES CHARGE IN THE CASE OF CLASS A SHARES, OR THE APPLICABLE CONTINGENT DEFERRED SALES CHARGE IMPOSED ON REDEMPTIONS IN THE CASE OF CLASS B AND CLASS C SHARES. HAD THESE CHARGES BEEN REFLECTED, RETURNS WOULD HAVE BEEN LOWER. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE, YIELD AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. INCOME MAY BE SUBJECT TO STATE AND LOCAL TAXES FOR NON-MASSACHUSETTS RESIDENTS AND SOME INCOME MAY BE SUBJECT TO THE FEDERAL ALTERNATIVE MINIMUM TAX (AMT) FOR CERTAIN INVESTORS. CAPITAL GAINS, IF ANY, ARE FULLY TAXABLE.

(2)  SOURCE: LIPPER ANALYTICAL SERVICES, INC.

                                                             The Fund

FUND PERFORMANCE

Comparison of change in value of $10,000 investment in Dreyfus Premier State Municipal Bond Fund, Massachusetts Series Class A shares and the Lehman Brothers Municipal Bond Index

((+))  SOURCE: LIPPER ANALYTICAL SERVICES, INC.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

THE ABOVE GRAPH COMPARES A $10,000 INVESTMENT MADE IN CLASS A SHARES OF DREYFUS PREMIER STATE MUNICIPAL BOND FUND, MASSACHUSETTS SERIES (THE "FUND") ON 4/30/90 TO A $10,000 INVESTMENT MADE IN THE LEHMAN BROTHERS MUNICIPAL BOND INDEX (THE "INDEX") ON THAT DATE. ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS ARE REINVESTED. PERFORMANCE FOR CLASS B AND CLASS C SHARES WILL VARY FROM THE PERFORMANCE OF CLASS A SHARES SHOWN ABOVE DUE TO DIFFERENCES IN CHARGES AND EXPENSES.

THE FUND INVESTS PRIMARILY IN MASSACHUSETTS MUNICIPAL SECURITIES AND ITS PERFORMANCE SHOWN IN THE LINE GRAPH TAKES INTO ACCOUNT THE MAXIMUM INITIAL SALES CHARGE ON CLASS A SHARES AND ALL OTHER APPLICABLE FEES AND EXPENSES. THE INDEX IS NOT LIMITED TO INVESTMENTS PRINCIPALLY IN MASSACHUSETTS MUNICIPAL OBLIGATIONS AND DOES NOT TAKE INTO ACCOUNT CHARGES, FEES AND OTHER EXPENSES. THE INDEX, UNLIKE THE FUND, IS AN UNMANAGED TOTAL RETURN PERFORMANCE BENCHMARK FOR THE LONG-TERM, INVESTMENT-GRADE, GEOGRAPHICALLY UNRESTRICTED TAX-EXEMPT BOND MARKET, CALCULATED BY USING MUNICIPAL BONDS SELECTED TO BE REPRESENTATIVE OF THE MUNICIPAL MARKET OVERALL. THESE FACTORS CAN CONTRIBUTE TO THE INDEX POTENTIALLY OUTPERFORMING OR UNDERPERFORMING THE FUND. FURTHER INFORMATION RELATING TO FUND PERFORMANCE, INCLUDING EXPENSE REIMBURSEMENTS, IF APPLICABLE, IS CONTAINED IN THE FINANCIAL HIGHLIGHTS SECTION OF THE PROSPECTUS AND ELSEWHERE IN THIS REPORT



Average Annual Total Returns AS OF 4/30/00

                                                           Inception                                                       From
                                                             Date          1 Year          5 Years       10 Years        Inception
------------------------------------------------------------------------------------------------------------------------------------

CLASS A SHARES
WITH SALES CHARGE (4.5%)                                    5/28/87        (7.77)%           3.85%          6.11%            --
WITHOUT SALES CHARGE                                        5/28/87        (3.42)%           4.80%          6.60%            --

CLASS B SHARES
WITH REDEMPTION((+))                                        1/15/93        (7.59)%           3.95%           --             4.55%

WITHOUT REDEMPTION                                          1/15/93        (3.93)%           4.27%           --             4.55%

CLASS C SHARES
WITH REDEMPTION((+)(+))                                     8/15/95        (5.07)%              --            --             3.85%
WITHOUT REDEMPTION                                          8/15/95        (4.16)%              --            --             3.85%

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

((+))  THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE FOR CLASS B SHARES IS 4% AND
IS REDUCED TO 0% AFTER SIX YEARS, AT WHICH TIME CLASS B SHARES CONVERT TO CLASS
A SHARES.

((+)(+))  THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE FOR CLASS C SHARES IS 1%
FOR SHARES REDEEMED WITHIN ONE YEAR OF THE DATE OF PURCHASE.

                                                             The Fund


STATEMENT OF INVESTMENTS

April 30, 2000

                                                                                             Principal
LONG-TERM MUNICIPAL INVESTMENTS--87.0%                                                      Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

MASSACHUSETTS--68.3%

Boston Industrial Development Financing Authority,

  Sewer Facility Revenue

   (Harbor Electric Energy Co. Project) 7.375%, 5/15/2015                                     2,500,000                2,575,100

Lynn Water and Sewer Commission, General Revenue

   7.25%, 12/1/2010 (Insured; MBIA, Prerefunded 12/1/2000)                                    1,000,000  (a)           1,036,230

Massachusetts Bay Transportation Authority,

   General Transportation Systems 7%, 3/1/2021                                                1,000,000                1,146,460

Massachusetts Commonwealth

   7%, 8/1/2012 (Prerefunded 8/1/2001)                                                        1,850,000  (a)           1,940,965

Massachusetts Development Finance Agency, Revenue

   (Assumption College) 6%, 3/1/2030                                                            285,000                  278,969

Massachusetts Education Loan Authority, Education Loan Revenue

   7.75%, 1/1/2008 (Insured; MBIA)                                                              785,000                  803,220

Massachusetts Health and Educational Facilities Authority,
   Revenue:

      (Boston University) 6%, 5/15/2059                                                       2,500,000                2,371,750

      (Medical Center of Central Massachusetts) 7.10%, 7/1/2021                               1,000,000                1,048,390

      (Milton Hospital) 7%, 7/1/2016 (Insured; MBIA)                                          2,050,000                2,098,339

      (Northeastern University) 5%, 10/1/2029 (Insured; MBIA)                                 2,500,000                2,142,625

      (Stonehill College) 5.25%, 7/1/2028 (Insured; MBIA)                                     2,500,000                2,249,475

      (University Hospital)

         7.25%, 7/1/2019 (Insured; MBIA, Prerefunded 7/1/2000)                                2,750,000  (a)           2,818,118

      (Vinfen Corporation) 5.30%, 11/15/2028                                                  2,670,000                2,218,102

Massachusetts Industrial Finance Agency, Revenue:

   (College of the Holy Cross) 5%, 9/1/2023 (Insured; MBIA)                                   3,350,000                2,922,406

   (Provider Lease Program) 8.75%, 7/15/2009                                                    120,000                  120,140

   (Suffolk University) 5.25%, 7/1/2027 (Insured; AMBAC)                                      1,000,000                  902,450

   (Water Treatment-American Hingham) 6.95%, 12/1/2035                                        3,000,000                3,087,240

   Health Care Facility (Health Foundation, Inc. Project)
      6.75%, 12/1/2027                                                                        1,000,000                  910,330

   Resource Recovery (Ogden Haverhill Project)
      5.60%, 12/1/2019                                                                        1,000,000                  872,050

Massachusetts Port Authority, Revenue

   Special Project (Harborside Hyatt) 10%, 3/1/2026                                           3,000,000                3,137,280

Massachusetts Water Pollution Abatement Trust,

  Water Pollution Abatement Revenue

   (New Bedford Program) 4.75%, 2/1/2026 (Insured; FGIC)                                      3,000,000                2,485,470

Massachusetts Water Resource Authority 4%, 12/1/2018                                          1,100,000                  847,726

U.S. RELATED--18.7%

Guam Airport Authority, Revenue 6.70%, 10/1/2023                                              1,500,000                1,518,675

Puerto Rico Commonwealth 6%, 7/1/2014                                                         1,000,000                1,018,150


                                                                                              Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                  Amount ($)                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

U.S. RELATED (CONTINUED)

Puerto Rico Commonwealth Highway and Transportation Authority,

  Highway Revenue:

      6.154%, 7/1/2009                                                                        1,000,000  (b)           1,005,000

      6.254%, 7/1/2010                                                                        1,000,000  (b)           1,007,500

      5%, 7/1/2036                                                                            2,000,000                1,684,760

Puerto Rico Public Buildings Authority,

   Guaranteed Government Facilities Revenue
   6.25%, 7/1/2015 (Insured; AMBAC)                                                           1,100,000                1,202,498

Virgin Islands Public Finance Authority, Revenue

   7.25%, 10/1/2018 (Prerefunded 10/1/2002)                                                   2,750,000  (a)           2,968,185

TOTAL LONG-TERM MUNICIPAL INVESTMENTS (cost $48,762,597)                                                              48,417,603
------------------------------------------------------------------------------------------------------------------------------------

SHORT-TERM MUNICIPAL INVESTMENTS--10.7%
------------------------------------------------------------------------------------------------------------------------------------

Massachusetts Health and Educational Facilities Authority,

  Revenue, VRDN (Capital Assets Program):

      6%                                                                                      4,000,000  (c)           4,000,000

      6.05%                                                                                   2,000,000  (c)           2,000,000

TOTAL SHORT-TERM MUNICIPAL INVESTMENTS (cost $6,000,000)                                                               6,000,000
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $54,762,597)                                                              97.7%               54,417,603

CASH AND RECEIVABLES (NET)                                                                         2.3%                1,255,880

NET ASSETS                                                                                       100.0%               55,673,483

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

Summary of Abbreviations

AMBAC                     American Municipal Bond
                             Assurance Corporation
FSA                       Financial Security Assurance
FGIC                      Financial Guaranty Insurance
                             Company
MBIA                      Municipal Bond Investors
                             Assurance Insurance
                             Corporation
VRDN                      Variable Rate Demand Notes

Summary of Combined Ratings (Unaudited)

Fitch                or          Moody's               or        Standard & Poor's                           Value (%)
------------------------------------------------------------------------------------------------------------------------------------
AAA                              Aaa                             AAA                                              43.2
AA                               Aa                              AA                                                6.2
A                                A                               A                                                13.4
BBB                              Baa                             BBB                                              18.5
F-1+, F-1                        MIG1, VMIG1 & P1                SP1 & A1                                         11.0
Not Rated(d)                     Not Rated(d)                    Not Rated(d)                                      7.7

                                                                                                                 100.0

(A)  BONDS WHICH ARE PREREFUNDED ARE COLLATERALIZED BY U.S. GOVERNMENT
     SECURITIES WHICH ARE HELD IN ESCROW AND ARE USED TO PAY PRINCIPAL AND
     INTEREST ON THE MUNICIPAL ISSUE AND TO RETIRE THE BONDS IN FULL AT THE
     EARLIEST REFUNDING DATE.

(B)  INVERSE FLOATER SECURITY--THE INTEREST RATE IS SUBJECT TO CHANGE
     PERIODICALLY.

(C)  SECURITIES PAYABLE ON DEMAND. VARIABLE INTEREST RATE--SUBJECT TO PERIODIC
     CHANGE.

(D)  SECURITIES WHICH, WHILE NOT RATED BY FITCH, MOODY'S AND STANDARD & POOR'S
     HAVE BEEN DETERMINED BY THE MANAGER TO BE OF COMPARABLE QUALITY TO THOSE
     RATED SECURITIES IN WHICH THE FUND MAY INVEST.

(E)  AT APRIL 30, 2000, 26.8% OF THE FUND'S NET ASSETS ARE INSURED BY MBIA.

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF ASSETS AND LIABILITIES

April 30, 2000

                                                             Cost         Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of Investments  54,762,597  54,417,603

Cash                                                                    377,923

Interest receivable                                                     953,510

Receivable for investment securities sold                               198,892

Receivable for shares of Beneficial Interest subscribed                   1,263

Prepaid expenses                                                          8,127

                                                                     55,957,318
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                            41,486

Payable for shares of Beneficial Interest redeemed                      229,365

Accrued expenses                                                         12,984

                                                                        283,835
--------------------------------------------------------------------------------

NET ASSETS ($)                                                       55,673,483
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                      57,667,917

Accumulated net realized gain (loss) on investments                 (1,649,440)

Accumulated net unrealized appreciation (depreciation)--Note 4        (344,994)
--------------------------------------------------------------------------------

NET ASSETS ($)                                                       55,673,483


NET ASSET VALUE PER SHARE

                                                                              Class A                Class B               Class C
------------------------------------------------------------------------------------------------------------------------------------

Net Assets ($)                                                             50,884,971              4,647,659                140,853

Shares Outstanding                                                          4,760,538                435,079                 13,169
------------------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE PER SHARE ($)                                                   10.69                  10.68                  10.70

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF OPERATIONS

Year Ended April 30, 2000

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INTEREST INCOME                                                      3,789,644

EXPENSES:

Management fee--Note 3(a)                                              335,169

Shareholder servicing costs--Note 3(c)                                 194,225

Distribution fees--Note 3(b)                                            29,064

Registration fees                                                       24,265

Professional fees                                                       17,803

Prospectus and shareholders' reports                                    10,213

Custodian fees                                                           7,127

Trustees' fees and expenses--Note 3(d)                                     889

Loan commitment fees--Note 2                                               627

Miscellaneous                                                            7,792

TOTAL EXPENSES                                                         627,174

INVESTMENT INCOME--NET                                               3,162,470
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments and foreign currency
transactions                                                       (1,652,208)

Net unrealized appreciation (depreciation) on investments          (3,970,259)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS             (5,622,467)

NET (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS             (2,459,997)

SEE NOTES TO FINANCIAL STATEMENTS.



STATEMENT OF CHANGES IN NET ASSETS

                                                       Year Ended April 30,
                                                 -------------------------------
                                                     2000                 1999
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                          3,162,470             3,402,500

Net realized gain (loss) on investments        (1,652,208)              569,381

Net unrealized appreciation (depreciation)
   on investments                              (3,970,259)              (43,907)

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                   (2,459,997)            3,927,974

--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

Investment income--net:

Class A shares                                (2,893,777)          (3,085,284)

Class B shares                                  (259,468)            (312,675)

Class C shares                                    (9,225)              (4,541)

Net realized gain on investments:

Class A shares                                   (69,030)            (981,213)

Class B shares                                    (6,415)            (112,114)

Class C shares                                      (209)              (3,099)

TOTAL DIVIDENDS                               (3,238,124)          (4,498,926)
--------------------------------------------------------------------------------

BENEFICIAL INTEREST TRANSACTIONS ($):

Net proceeds from shares sold:

Class A shares                                  3,182,470            7,581,389

Class B shares                                    939,541            1,829,019

Class C shares                                     86,863              341,132

Dividends reinvested:

Class A shares                                  1,761,629            2,550,054

Class B shares                                    168,615              263,046

Class C shares                                      5,188                7,326

Cost of shares redeemed:

Class A shares                               (11,874,551)          (7,190,547)

Class B shares                                (2,659,322)          (1,888,781)

Class C shares                                  (274,987)                   --

INCREASE (DECREASE) IN NET ASSETS FROM
   BENEFICIAL INTEREST TRANSACTIONS           (8,664,554)           3,492,638

TOTAL INCREASE (DECREASE) IN NET ASSETS      (14,362,675)           2,921,686
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                           70,036,158           67,114,472

END OF PERIOD                                 55,673,483           70,036,158

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

                                                      Year Ended April 30,
                                                 -------------------------------
                                                     2000                 1999
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS:

CLASS A(A)

Shares sold                                       289,495              632,649

Shares issued for dividends reinvested            161,649              215,156

Shares redeemed                               (1,081,816)            (607,023)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING   (630,672)              240,782
--------------------------------------------------------------------------------

CLASS B(A)

Shares sold                                        85,696              154,844

Shares issued for dividends reinvested             15,461               22,203

Shares redeemed                                 (243,009)            (160,697)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING   (141,852)               16,350
--------------------------------------------------------------------------------

CLASS C

Shares sold                                         7,999               28,770

Shares issued for dividends reinvested                469                  621

Shares redeemed                                  (24,788)                   --

NET INCREASE (DECREASE) IN SHARES OUTSTANDING    (16,320)               29,391

(A) DURING THE PERIOD ENDED APRIL 30, 2000, 125,833 CLASS B SHARES REPRESENTING $1,379,884 WERE AUTOMATICALLY CONVERTED TO 125,799 CLASS A SHARES.

SEE NOTES TO FINANCIAL STATEMENTS.


FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.


                                                                                            Year Ended April 30,
                                                                 -------------------------------------------------------------------
CLASS A SHARES                                                   2000          1999          1998          1997           1996
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                            11.68         11.75         11.40         11.50          11.53

Investment Operations:

Investment income--net                                            .57           .59           .61           .63            .66

Net realized and unrealized
   gain (loss) on investments                                    (.98)          .11           .40           .17             --

Total from Investment Operations                                 (.41)          .70          1.01           .80            .66

Distributions:

Dividends from investment income--net                            (.57)         (.59)         (.61)         (.63)          (.66)

Dividends from net realized gain
   on investments                                                (.01)         (.18)         (.05)         (.27)          (.03)

Total Distributions                                              (.58)         (.77)         (.66)         (.90)          (.69)

Net asset value, end of period                                  10.69         11.68         11.75         11.40          11.50
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)(A)                                             (3.42)         6.08          9.04          7.08           5.69
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                           .98           .93           .91           .92            .92

Ratio of net investment income
   to average net assets                                         5.22          4.97          5.23          5.46           5.57

Portfolio Turnover Rate                                         57.94         47.11         48.69         24.45          34.86
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                          50,885        62,958        60,529        65,809         68,812

(A) EXCLUSIVE OF SALES CHARGE.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

FINANCIAL HIGHLIGHTS (CONTINUED)

                                                                                         Year Ended April 30,
                                                                 -------------------------------------------------------------------
CLASS B SHARES                                                   2000          1999          1998          1997           1996
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                            11.67         11.75         11.40         11.49          11.52

Investment Operations:

Investment income--net                                            .52           .53           .55           .57            .60

Net realized and unrealized
   gain (loss) on investments                                    (.98)          .10           .40           .18             --

Total from Investment Operations                                 (.46)          .63           .95           .75            .60

Distributions:

Dividends from investment income--net                            (.52)         (.53)         (.55)         (.57)          (.60)

Dividends from net realized gain
   on investments                                                (.01)         (.18)         (.05)         (.27)          (.03)

Total Distributions                                              (.53)         (.71)         (.60)         (.84)          (.63)

Net asset value, end of period                                  10.68         11.67         11.75         11.40          11.49
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)(A)                                             (3.93)         5.46          8.49          6.63           5.15
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                          1.49          1.43          1.42          1.43           1.43

Ratio of net investment income
   to average net assets                                         4.70          4.46          4.71          4.94           5.03

Portfolio Turnover Rate                                         57.94         47.11         48.69         24.45          34.86
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                           4,648         6,733         6,584         6,064          5,255

(A) EXCLUSIVE OF SALES CHARGE.

SEE NOTES TO FINANCIAL STATEMENTS.



                                                                                        Year Ended April 30,
                                                                 -------------------------------------------------------------------
CLASS C SHARES                                                   2000          1999          1998          1997         1996(a)
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                            11.69         11.76         11.41         11.48          11.59

Investment Operations:

Investment income--net                                            .49           .50           .52           .54            .40

Net realized and unrealized
   gain (loss) on investments                                    (.98)          .11           .40           .20           (.08)

Total from Investment Operations                                 (.49)          .61           .92           .74            .32

Distributions:

Dividends from investment income--net                            (.49)         (.50)         (.52)         (.54)          (.40)

Dividends from net realized gain
   on investments                                                (.01)         (.18)         (.05)         (.27)          (.03)

Total Distributions                                              (.50)         (.68)         (.57)         (.81)          (.43)

Net asset value, end of period                                  10.70         11.69         11.76         11.41          11.48
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)(B)                                             (4.16)         5.28          8.22          6.55           3.76(c)
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                          1.68          1.70          1.64          1.65           1.69(c

Ratio of net investment income
   to average net assets                                         4.51          4.06          4.51          4.64           4.72(c)

Portfolio Turnover Rate                                         57.94         47.11         48.69         24.45          34.86
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                             141           345             1             1              1

(A) FROM AUGUST 15, 1995 (COMMENCEMENT OF INITIAL OFFERING) TO APRIL 30, 1996.

(B) EXCLUSIVE OF SALES CHARGE.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS

NOTE 1--Significant Accounting Policies:

Dreyfus Premier State Municipal Bond Fund (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a non-diversified open-end management investment company, and operates as a series company currently offering thirteen series including the Massachusetts Series (the " fund" ). The fund's investment objective is to maximize current income exempt from Federal and, where applicable, from State income taxes, without undue risk. The Dreyfus Corporation (the "Manager") serves as the fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A.,which is a wholly-owned subsidiary of Mellon Financial Corporation.

Effective March 22, 2000, Dreyfus Service Corpotation ("DSC"), a wholly-owned subsidiary of the Manager, became the distributor of the fund's shares. Prior to March 22, 2000, Premier Mutual Fund Services, Inc. was the distributor. The fund is authorized to issue an unlimited number of $.001 par value shares in the following classes of shares: Class A, Class B and Class C shares. Class A shares are subject to a sales charge imposed at the time of purchase, Class B shares are subject to a contingent deferred sales charge ("CDSC") imposed on Class B share redemptions made within six years of purchase (five years for shareholders beneficially owning Class B shares on November 30, 1996) and Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase. Class B shares automatically convert to Class A shares after six years. Other differences between the classes include the services offered to and the expenses borne by each class and certain voting rights.

The Trust accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series' operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The fund's financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.


(A) PORTFOLIO VALUATION: Investments in securities (excluding options and financial futures on municipal and U.S. treasury securities) are valued each business day by an independent pricing service ("Service") approved by the Board of Trustees. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Options and financial futures on municipal and U.S. treasury securities are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day. Investments not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. Bid price is used when no asked price is available.

(B) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, adjusted for amortization of premiums and original issue discounts on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Under the terms of the custody agreement, the fund received net earnings credits of $5,315 during the period ended April 30, 2000 based on available cash balances left on deposit. Income earned under this arrangement is included in interest income.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

The fund follows an investment policy of investing primarily in municipal obligations of one state. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the fund.

(C) DIVIDENDS TO SHAREHOLDERS: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the " Code" ). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain.

(D) FEDERAL INCOME TAXES: It is the policy of the fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all Federal income and excise taxes.

The fund has an unused capital loss carryover of approximately $282,000 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to April 30, 2000. This amount is calculated based on Federal income tax regulations which may differ from financial reporting in accordance with generally accepted accounting principles. If not applied, the carryover expires in fiscal 2008.

NOTE 2--Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $500 million redemption credit facility (the "Facility" ) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the fund at rates based on prevailing market rates in effect at the time of borrowings. During the period ended April 30, 2000, the fund did not borrow under the Facility.

NOTE 3--Management Fee and Other Transactions With Affiliates:

(A) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .55 of 1% of the value of the fund's average
daily    net    assets    and    is    payable    monthly.

(B) Under the Distribution Plan (the "Plan"), adopted pursuant to Rule 12b-1 under the Act, Class B and Class C shares pay the distributor for distributing their shares at an annual rate of .50 of 1% of the value of the average daily net assets of Class B shares and .75 of 1% of the value of the average daily net assets of Class C shares. During the period ended April 30, 2000, Class B and Class C shares were charged $27,533 and $1,531, respectively, pursuant to the Plan, of which $2,650 and $119 for Class B and Class C shares, respectively, were paid to DSC.

(C) Under the Shareholder Services Plan, Class A, Class B and Class C shares pay the distributor at an annual rate of .25 of 1% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services. The distributor determines the amounts to be paid to Service Agents. During the period ended April 30, 2000, Class A, Class B and Class C shares were charged $138,072, $13,767 and $510, respectively, pursuant to the Shareholder Services Plan, of which $13,999, $1,325 and $40 for Class A, Class B and Class C shares respectively, were paid to DSC.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and
facilities   to   perform   transfer   agency   services   for   the
                                                                        The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

fund. During the period ended April 30, 2000, the fund was charged $20,869 pursuant to the transfer agency agreement.

(D) Each Board member also serves as a Board member of other funds within the Dreyfus complex (collectively, the "Fund Group"). Effective April 13, 2000, each Board member receives an annual fee of $50,000 and a fee of $6,500 for each meeting held in person and $500 for telephone meetings. These fees are allocated among the funds in the Fund Group. The Chairman of the Board receives an additional 25% of such compensation. Prior to April 13, 2000, each Board member who was not an "affiliated person" as defined in the Act received from the Trust an annual fee of $2,500 and an attendance fee of $250 per meeting. The Chairman of the Board received an additional 25% of such compensation. Subject to the fund' s Director Emeritus Program Guidelines, Emeritus Board members, if any, receive 50% of the Trust's annual retainer fee and per meeting fee paid at the time the Board member achieved emeritus status.

NOTE 4--Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended April 30, 2000, amounted to $33,394,776 and $49,603,164, respectively.

At April 30, 2000, accumulated net unrealized depreciation on investment was $344,994, consisting of $1,202,610 gross unrealized appreciation and $1,547,604 gross unrealized depreciation.

At April 30, 2000, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).


REPORT OF INDEPENDENT AUDITORS

Shareholders and Board of Trustees Dreyfus Premier State Municipal Bond Fund, Massachusetts Series

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Dreyfus Premier State Municipal Bond Fund, Massachusetts Series (one of the Funds constituting the Dreyfus Premier State Municipal Bond Fund) as of April 30, 2000, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and the financial highlights. Our procedures included confirmation of securities owned as of April 30, 2000 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Premier State Municipal Bond Fund, Massachusetts Series at April 30, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with accounting principles generally accepted in the United States.


New York, New York

June 9, 2000

                                                             The Fund


IMPORTANT TAX INFORMATION (Unaudited)

In accordance with Federal tax law, the fund hereby makes the following designations regarding its fiscal year ended April 30, 2000:

   -- all the dividends paid from investment income-net are "exempt-interest dividends" (not subject to regular Federal income tax, and for individuals who are Massachusetts residents, not subject to taxation by Massachusetts), and

   -- the fund hereby designates $.0040 per share as a long-term capital gain distribution of the $.0138 per share paid on December 8, 1999. In addition, 54.03% of the long-term capital gain distribution is not subject to Massachusetts personal income taxes.

As required by Federal tax law rules, shareholders will receive notification of their portion of the fund's taxable ordinary dividends (if any) and capital gain distributions (if any) paid for the 2000 calendar year on Form 1099-DIV which will be mailed by January 31, 2001.


                                                           For More Information

                        Dreyfus Premier State Municipal Bond Fund, Massachusetts Series
                        200 Park Avenue
                        New York, NY 10166

                          Manager

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                          Custodian

                        The Bank of New York
                        100 Church Street
                        New York, NY 10286

                          Transfer Agent & Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        P.O. Box 9671
                        Providence, RI 02940

                          Distributor

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166

To obtain information:

BY TELEPHONE Call your financial representative or 1-800-554-4611

BY MAIL  Write to:
The Dreyfus Premier Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

(c) 2000 Dreyfus Service Corporation                                   063AR004


================================================================================



Dreyfus Premier

State Municipal

Bond Fund,

Michigan Series

ANNUAL REPORT April 30, 2000

(reg.tm)


================================================================================


The views expressed herein are current to the date of this report. These views and the composition of the fund's portfolio are subject to change at any time based on market and other conditions.

           * Not FDIC-Insured
           * Not Bank-Guaranteed
           * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the President

                             3   Discussion of Fund Performance

                             6   Fund Performance

                             8   Statement of Investments

                            13   Statement of Assets and Liabilities

                            14   Statement of Operations

                            15   Statement of Changes in Net Assets

                            17   Financial Highlights

                            20   Notes to Financial Statements

                            25   Report of Independent Auditors

                            26   Important Tax Information

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                                                Dreyfus Premier

                                                     State Municipal Bond Fund,

                                                                Michigan Series

LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this annual report for Dreyfus Premier State Municipal Bond Fund, Michigan Series, covering the 12-month period from May 1, 1999 through April 30, 2000. Inside, you'll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, W. Michael Petty.

When the reporting period began, evidence had emerged that the U.S. economy was growing strongly in an environment characterized by high levels of consumer spending and low levels of unemployment. Concerns that inflationary pressures might re-emerge caused the Federal Reserve Board to raise short-term interest rates five times during the reporting period, for a total increase of 1.25 percentage points. While higher interest rates generally led to an erosion of municipal bond prices during much of the reporting period, the tax-exempt bond market showed renewed signs of strength during the first four months of 2000.

Municipal bonds were also influenced by supply-and-demand considerations. These technical influences have caused the yields of tax-exempt bonds to rise to very attractive levels compared to the after-tax yields of taxable bonds of comparable maturity and credit quality, making tax-exempt bonds especially attractive for investors in the higher federal and state income tax brackets.

We appreciate your confidence over the past year, and we look forward to your continued participation in Dreyfus Premier State Municipal Bond Fund, Michigan Series.

Sincerely,


Stephen E. Canter
President and Chief Investment Officer
The Dreyfus Corporation
May 15, 2000




DISCUSSION OF FUND PERFORMANCE

W. Michael Petty, Portfolio Manager

How did Dreyfus Premier State Municipal Bond Fund, Michigan Series, perform during the period?

For the 12-month period ended April 30, 2000, the fund's Class A shares provided a -2.56% total return, its Class B shares provided a -2.98% total return and its Class C shares provided a -3.22% total return.(1) In comparison, the Lipper Michigan Municipal Debt Funds category average provided a -2.96% total return for the same period.(2) We attribute the fund's negative absolute returns to a rising interest-rate environment during the period, which caused most municipal bond prices to decline.

What is the fund's investment approach?

Our goal is to seek as high a level of federal and Michigan tax-exempt income as is practical without undue risk from a diversified portfolio of longer term municipal bonds. To achieve this objective, we employ two primary strategies. First, we evaluate supply-and-demand factors in the bond market that are affected by the relatively few municipal bonds issued by Michigan. Based on that assessment, we select the individual Michigan tax-exempt bonds that we believe are most likely to provide the highest returns with the least risk. We look at such criteria as the bond's yield, price, age, creditworthiness of its issuer, insurance, and any provisions for early redemption. Under most circumstances, we look for high yielding bonds that have 10-year call protection and that are selling at a discount to face value.

Second, while we do not attempt to predict changes in interest rates, we may tactically manage the fund's average duration -- a measure of sensitivity to changes in interest rates -- in anticipation of temporary supply-and-demand changes. If we expect the supply of newly issued bonds to increase, we may reduce the fund' s average duration to make cash available for the purchase of higher yielding securities. Conversely, if we expect demand for municipal bonds to surge at a
                                                                        The Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

time when we anticipate little issuance, we may increase the fund's average duration to maintain current yields for as long as practical. At other times, we try to maintain a "neutral" average duration consistent with other Michigan municipal bond funds.

What other factors influenced the fund's performance?

Although the portfolio's performance was hurt by a difficult investment environment during the final two months of 1999, the first four months of 2000 generally provided better market conditions and a market rally. This rally helped offset most -- but not all -- of the decline in the first eight months of the reporting period.

When the reporting period began on May 1, 1999, investors had become concerned that strong economic growth might rekindle long-dormant inflationary pressures, especially from rising wages in a tight job market. In an attempt to ease these pressures and forestall a reacceleration of inflation, the Federal Reserve Board raised short-term interest rates five times during the reporting period, causing most bond prices to fall, for a total increase of 1.25 percentage points since mid-1999.

Municipal bond prices also fell during November and December, because of adverse supply-and-demand influences. For a variety of reasons, institutional investors such as insurance companies and mutual funds participated less in the tax-exempt market. Despite strong demand from individual investors, the absence of institutional buyers helped reduce overall demand and drove municipal bond prices down. During the first quarter of 2000, however, issuance of municipal bonds nationally declined approximately 20% compared to the same period in 1999. This supply reduction, combined with robust demand from individual investors, helped support a rebound of municipal bond prices.

What is the fund's current strategy?

Our current strategy is to maintain as high a level of income as practical, while reducing volatility and protecting assets in a rising interest-rate environment. Accordingly, we have modestly reduced the portfolio's average duration to the short end of the neutral range in an attempt to protect our holdings from the brunt of potential price depreciation and capture higher yields as they become available.

From a security selection perspective, we have focused primarily on insured bonds with competitive yields. However, our ability to find such opportunities has been constrained by the reduced supply of newly issued bonds in the Michigan marketplace. Consequently, as of April 30, 2000, the fund contained a higher level of cash -- primarily invested in tax-exempt money market instruments -- than is usual. Cash and cash equivalents comprised about 9% of the portfolio and have helped us reduce the fund' s average duration. We hope to put our cash reserves back to work in longer term bonds when we believe that interest rates may have peaked and the Federal Reserve Board is finished tightening monetary policy.

May 15, 2000

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID, AND DOES NOT TAKE INTO CONSIDERATION THE MAXIMUM INITIAL SALES CHARGE IN THE CASE OF CLASS A SHARES, OR THE APPLICABLE CONTINGENT DEFERRED SALES CHARGE IMPOSED ON REDEMPTIONS IN THE CASE OF CLASS B AND CLASS C SHARES. HAD THESE CHARGES BEEN REFLECTED, RETURNS WOULD HAVE BEEN LOWER. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE, YIELD AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. INCOME MAY BE SUBJECT TO STATE AND LOCAL TAXES FOR NON-MICHIGAN RESIDENTS AND SOME INCOME MAY BE SUBJECT TO THE FEDERAL ALTERNATIVE MINIMUM TAX
(AMT) FOR CERTAIN INVESTORS. CAPITAL GAINS, IF ANY, ARE FULLY TAXABLE.

(2)  SOURCE: LIPPER ANALYTICAL SERVICES, INC.

                                                             The Fund

FUND PERFORMANCE

Comparison of change in value of $10,000 investment in Dreyfus Premier State Municipal Bond Fund, Michigan Series Class A shares and the Lehman Brothers Municipal Bond Index

((+))  SOURCE: LIPPER ANALYTICAL SERVICES, INC.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

THE ABOVE GRAPH COMPARES A $10,000 INVESTMENT MADE IN CLASS A SHARES OF DREYFUS PREMIER STATE MUNICIPAL BOND FUND, MICHIGAN SERIES (THE "FUND") ON 4/30/90 TO A $10,000 INVESTMENT MADE IN THE LEHMAN BROTHERS MUNICIPAL BOND INDEX (THE "INDEX") ON THAT DATE. ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS ARE REINVESTED. PERFORMANCE FOR CLASS B AND CLASS C SHARES WILL VARY FROM THE PERFORMANCE OF CLASS A SHARES SHOWN ABOVE DUE TO DIFFERENCES IN CHARGES AND EXPENSES.

THE FUND INVESTS PRIMARILY IN MICHIGAN MUNICIPAL SECURITIES AND ITS PERFORMANCE SHOWN IN THE LINE GRAPH TAKES INTO ACCOUNT THE MAXIMUM INITIAL SALES CHARGE ON CLASS A SHARES AND ALL OTHER APPLICABLE FEES AND EXPENSES. THE INDEX IS NOT LIMITED TO INVESTMENTS PRINCIPALLY IN MICHIGAN MUNICIPAL OBLIGATIONS AND DOES NOT TAKE INTO ACCOUNT CHARGES, FEES AND OTHER EXPENSES. THE INDEX, UNLIKE THE FUND, IS AN UNMANAGED TOTAL RETURN PERFORMANCE BENCHMARK FOR THE LONG-TERM, INVESTMENT-GRADE, GEOGRAPHICALLY UNRESTRICTED TAX-EXEMPT BOND MARKET, CALCULATED BY USING MUNICIPAL BONDS SELECTED TO BE REPRESENTATIVE OF THE MUNICIPAL MARKET OVERALL. THESE FACTORS CAN CONTRIBUTE TO THE INDEX POTENTIALLY OUTPERFORMING OR UNDERPERFORMING THE FUND. FURTHER INFORMATION RELATING TO FUND PERFORMANCE, INCLUDING EXPENSE REIMBURSEMENTS, IF APPLICABLE, IS CONTAINED IN THE FINANCIAL HIGHLIGHTS SECTION OF THE PROSPECTUS AND ELSEWHERE IN THIS REPORT.



Average Annual Total Returns AS OF 4/30/00

                                                           Inception                                                       From
                                                             Date          1 Year          5 Years       10 Years        Inception
------------------------------------------------------------------------------------------------------------------------------------

CLASS A SHARES
WITH SALES CHARGE (4.5%)                                    5/28/87       (6.92)%             4.08%         6.51%            --
WITHOUT SALES CHARGE                                        5/28/87       (2.56)%             5.04%         7.00%            --

CLASS B SHARES
WITH REDEMPTION((+))                                        1/15/93       (6.66)%             4.20%           --             5.06%

WITHOUT REDEMPTION                                          1/15/93       (2.98)%             4.52%           --             5.06%

CLASS C SHARES
WITH REDEMPTION((+)(+))                                     8/15/95       (4.14)%              --             --             4.15%
WITHOUT REDEMPTION                                          8/15/95       (3.22)%              --             --             4.15%

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

((+))  THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE FOR CLASS B SHARES IS 4% AND
IS REDUCED TO 0% AFTER SIX YEARS, AT WHICH TIME CLASS B SHARES CONVERT TO CLASS
A SHARES.

((+)(+))  THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE FOR CLASS C SHARES IS 1%
FOR SHARES REDEEMED WITHIN ONE YEAR OF THE DATE OF PURCHASE.

                                                             The Fund


STATEMENT OF INVESTMENTS

STATEMENT OF INVESTMENTS

April 30, 2000

                                                                                              Principal
LONG-TERM MUNICIPAL INVESTMENTS--91.4%                                                       Amount ($)              Value ($)
------------------------------------------------------------------------------------------------------------------------------------

Allegan Hospital Finance Authority, HR (Allegan General

  Hospital):

      6.875%, 11/15/2017                                                                      4,460,000                4,200,517

      7%, 11/15/2021                                                                            800,000                  756,720

Big Rapids Public School District

   4.75%, 5/1/2025 (Insured; FSA)                                                             1,500,000                1,242,735

Brighton Area School District:

   Zero Coupon, 5/1/2014 (Insured: AMBAC)                                                     8,000,000                3,606,000

   Zero Coupon, 5/1/2020 (Insured: AMBAC)                                                     5,000,000                1,514,300

Caledonia Community Schools

   4.75%, 5/1/2022 (Insured; FGIC)                                                            2,000,000                1,678,500

Capital Region Airport Authority, Airport Revenue

   6.70%, 7/1/2021 (Insured; MBIA)                                                            2,500,000                2,617,225

Chippewa County Hospital Finance Authority, Revenue

   5.625%, 11/1/2014                                                                          1,625,000                1,410,744

Chippewa Valley Schools:

   7%, 5/1/2010 (Prerefunded 5/1/2001)                                                        1,275,000  (a)           1,331,253

   5%, 5/1/2027 (Insured; AMBAC)                                                              2,675,000                2,310,531

Clarkston Community School

   5.75%, 5/1/2016 (Insured; FGIC) (Prerefunded 5/1/2005)                                     1,340,000  (a)           1,393,600

Detroit:

   (Unlimited Tax) 6.35%, 4/1/2014                                                            2,870,000                2,960,749

   Water Supply Systems Revenue

      8.207%, 7/1/2022 (Insured; FGIC)                                                        1,500,000  (b)           1,554,375

Detroit City School District, School Building and Site

   Improvement 4.75%, 5/1/2028 (Insured; FGIC)                                               10,950,000                9,004,732

Dickinson County Healthcare Systems, HR

   5.70%, 11/1/2018                                                                           3,000,000                2,462,970

Ferris State University of Michigan

   5%, 10/1/2028 (Insured; AMBAC)                                                             3,700,000                3,183,702

Fowlerville Community Schools School District

   5.60%, 5/1/2016 (Insured; MBIA)                                                            2,995,000                3,083,203

Grand Rapids Charter Township, Revenue (Porter Hills

   Obligation Group) 5.45%, 7/1/2029                                                            500,000                416,380

Grand Rapids Housing Finance Authority, Multi-Family Revenue

   7.625%, 9/1/2023 (Collateralized; FNMA)                                                    1,000,000                1,078,580

Huron Valley School District

   Zero Coupon, 5/1/2018 (Insured; FGIC)                                                      6,370,000                2,196,758

Kalamazoo Hospital Finance Authority,

  Hospital Facilities Revenue (Borgess Medical Center)

   6.25%, 6/1/2014 (Insured; FGIC)                                                            2,000,000                2,146,660


                                                                                              Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                  Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

Kent County, Airport Facilities Revenue

  (Kent County International Airport):

      5.90%, 1/1/2012                                                                         1,145,000                1,202,387

      5.90%, 1/1/2013                                                                         1,095,000                1,149,881

      6.10%, 1/1/2025                                                                         3,000,000                3,175,050

Lake Orion Community School District

   5.80%, 5/1/2015 (Insured; AMBAC)                                                           2,085,000                2,105,496

Leslie Public School (Ingham and Jackson Counties

  School Building and Site) 6%, 5/1/2015

   (Insured; AMBAC) (Prerefunded 5/1/2005)                                                    1,000,000  (a)           1,050,950

Lincoln Consolidated School District

   5%, 5/1/2028 (Insured; FSA)                                                                1,000,000                860,570

Michigan Building Authority, Lease Revenue

   6.75%, 10/1/2007 (Insured; AMBAC)                                                          1,600,000                1,677,184

Michigan Higher Education Student Loan Authority,

  Student Loan Revenue:

      6.875%, 10/1/2007 (Insured; AMBAC)                                                      2,250,000                2,305,687

      7.55%, 10/1/2008 (Insured; MBIA)                                                          500,000                  513,610

      6.125%, 9/1/2010                                                                        1,520,000                1,541,782

Michigan Hospital Finance Authority, HR:

   (Crittenton Hospital) 6.70%, 3/1/2007                                                      2,250,000                2,334,893

   (Daughters of Charity National Health Systems--Providence

      Hospital) 7%, 11/1/2021 (Prerefunded 11/1/2001)                                         2,700,000  (a)           2,840,184

   (Detroit Medical Center) 8.125%, 8/15/2012                                                    75,000                   75,093

   (Genesys Health Systems)

      8.125%, 10/1/2021 (Prerefunded 10/1/2005)                                               5,000,000  (a)           5,790,200

   (Sisters of Mercy Health Corp.)

      6.25%, 2/15/2009 (Insured; FSA)                                                         1,065,000                1,099,282

Michigan Housing Development Authority:

   6.75%, 12/1/2014                                                                           1,625,000                1,673,653

   Rental Housing Revenue:

      6.50%, 4/1/2006                                                                         2,000,000                2,089,080

      7.70%, 4/1/2023 (Insured; FSA)                                                          4,185,000                4,335,869

Michigan Housing Representatives, COP:

   Zero Coupon, 8/15/2022 (Insured; AMBAC)                                                    7,325,000                1,865,238

   Zero Coupon, 8/15/2023 (Insured; AMBAC)                                                    2,615,000                  624,828

Michigan Municipal Bond Authority, Revenue

  (State Revolving Fund):

      6.50%, 10/1/2014 (Prerefunded 10/1/2004)                                                2,500,000  (a)           2,683,675

      6.50%, 10/1/2017 (Prerefunded 10/1/2004)                                                3,500,000  (a)           3,757,145

Michigan Strategic Fund, Limited Obligation Revenue:

  (Northeastern Community Mental Health Foundation)

      8.25%, 1/1/2009                                                                         1,185,000                1,209,470



                                                                                                     The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                              Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                  Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

Michigan Strategic Fund, Limited Obligation Revenue (continued):

  (Ledyard Association Ltd. Partnership Project)

    6.25%, 10/1/2011

      (Insured; ITT Lyndon Property Insurance Co.)                                            3,075,000                3,098,524

   SWDR (Genesee Power Station Project) 7.50%, 1/1/2021                                       3,000,000                3,079,260

Monroe County, PCR (Detroit Edison Project)

   6.55%, 6/1/2024 (Insured; MBIA)                                                            1,700,000                1,763,359

Monroe County Economic Development Corp., Ltd. Obligation

  Revenue (Detroit Edison Co. Project)

   6.95%, 9/1/2022 (Insured; FGIC)                                                            2,000,000                2,282,240

Northville, Special Assessment (Wayne County)
   7.875%, 1/1/2006                                                                           1,685,000                1,706,113

Northwestern Michigan College,
   Community College Improvement

   Revenue 7%, 7/1/2011                                                                       1,800,000                1,884,636

Plymouth-Canton Community School District

   4.75%, 5/1/2023 (Insured; FSA)                                                             1,000,000                833,680

Redford Unified School District

   5.50%, 5/1/2015 (Insured; AMBAC)                                                           1,260,000                1,263,188

Romulus Community Schools

   Zero Coupon 5/1/2020 (Insured; FGIC)                                                       1,385,000                419,461

Romulus Economic Development Corp., Ltd. Obligation EDR

  (Romulus Hir Ltd. Partnership Project) 7%, 11/1/2015

   (Insured; ITT Lyndon Property Insurance Co.)                                               3,700,000                4,103,818

South Lyon Community Schools

   (School Building) 6.375%, 5/1/2018
   (Prerefunded 5/1/2002)                                                                     1,500,000  (a)           1,571,490

Saint John's Public Schools 5%, 5/1/2021 (Insured; FGIC)                                      1,000,000                  890,760

Wayne Charter County, Airport Revenue:

  (Detroit Metropolitan Wayne County Airport)

      5%, 12/1/2022                                                                           1,485,000                1,273,863

   Special Facilities (Northwest Airlines Inc.)
      6.75%, 12/1/2015                                                                        5,720,000                5,684,136

TOTAL LONG-TERM MUNICIPAL INVESTMENTS

   (cost $124,593,073)                                                                                               125,965,969




                                                                                              Principal
SHORT-TERM MUNICIPAL INVESTMENTS--7.0%                                                       Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

Michigan Strategic Fund, PCR, VRDN

  (Consumers Power Project)

   6.05% (Insured; AMBAC)                                                                     1,700,000  (c)           1,700,000

Midland County Economic Development Corp., Economic

  Development Limited Obligation Revenue, VRDN

   (Dow Chemical Co. Project) 6.15%                                                           4,500,000  (c)           4,500,000

Royal Oak Hospital Finance Authority, HR, VRDN

  (William Beaumont Hospital)

   5.80% (SBPA; Bank of America)                                                              2,000,000  (c)           2,000,000

University of Michigan, HR, VRDN 5.85%                                                        1,500,000  (c)           1,500,000

TOTAL SHORT-TERM MUNICIPAL INVESTMENTS

   (cost $9,700,000)                                                                                                   9,700,000
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS

   (cost $134,293,073)                                                                            98.4%              135,665,969

CASH AND RECEIVABLES (NET)                                                                         1.6%                2,174,109

NET ASSETS                                                                                       100.0%              137,840,078

                                                                                                     The Fund



STATEMENT OF INVESTMENTS (CONTINUED)

Summary of Abbreviations

AMBAC                     American Municipal Bond
                             Assurance Corporation
COP                       Certificate of Participation
EDR                       Economic Development Revenue
FGIC                      Financial Guaranty
                             Insurance Company
FNMA                      Federal National
                             Mortgage Association
FSA                       Financial Security Assurance
HR                        Hospital Revenue
MBIA                      Municipal Bond
                             Investors Assurance
                             Insurance Corporation
PCR                       Pollution Control Revenue
SBPA                      Standby Bond
                             Purchase Agreement
SWDR                      Solid Waste Disposal Revenue
VRDN                      Variable Rate Demand Notes

Summary of Combined Ratings (Unaudited)

Fitch                or          Moody's               or        Standard & Poor's                           Value (%)
------------------------------------------------------------------------------------------------------------------------------------
AAA                              Aaa                             AAA                                              50.7
AA                               Aa                              AA                                               15.0
A                                A                               A                                                 6.6
BBB                              Baa                             BBB                                               4.3
F1                               Mig1                            SP1                                               7.1
Not Rated(d)                     Not Rated(d)                    Not Rated(d)                                     16.3

                                                                                                                 100.0

(A)  BONDS WHICH ARE PREREFUNDED ARE COLLATERALIZED BY U.S. GOVERNMENT
     SECURITIES WHICH ARE HELD IN ESCROW AND ARE USED TO PAY PRINCIPAL AND
     INTEREST ON THE MUNICIPAL ISSUE AND TO RETIRE THE BONDS IN FULL AT THE
     EARLIEST REFUNDING DATE.

(B)  INVERSE FLOATER SECURITY--THE INTEREST RATE IS SUBJECT TO CHANGE
     PERIODICALLY.

(C)  SECURITIES PAYABLE ON DEMAND. VARIABLE RATE INTEREST--SUBJECT TO PERIODIC
     CHANGE.

(D)  SECURITIES WHICH, WHILE NOT RATED BY FITCH, MOODY'S AND STANDARD & POOR'S
     HAVE BEEN DETERMINED BY THE MANAGER TO BE OF COMPARABLE QUALITY TO THOSE
     RATED SECURITIES IN WHICH THE FUND MAY INVEST.

SEE NOTES TO FINANCIAL STATEMENTS.




STATEMENT OF ASSETS AND LIABILITIES

April 30, 2000

                                                             Cost         Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of
Investments                                           134,293,073   135,665,969

Interest receivable                                                   2,387,986

Receivable for Beneficial Interest subscribed                                65

Prepaid expenses                                                          7,379

                                                                    138,061,399
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                           100,342

Cash overdraft due to Custodian                                          75,354

Payable for shares of Beneficial Interest redeemed                       19,633

Accrued expenses                                                         25,992

                                                                        221,321
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      137,840,078
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                     138,716,157

Accumulated net realized gain (loss) on investments                 (2,248,975)

Accumulated net unrealized appreciation (depreciation)
  on investments--Note 4                                              1,372,896
-------------------------------------------------------------------------------

NET ASSETS ($)                                                      137,840,078


NET ASSET VALUE PER SHARE

                                                                              Class A               Class B              Class C
------------------------------------------------------------------------------------------------------------------------------------

Net Assets ($)                                                            123,634,748             13,101,262            1,104,068

Shares Outstanding                                                          8,631,190                914,777               77,057

NET ASSET VALUE PER SHARE ($)                                                   14.32                  14.32                14.33

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF OPERATIONS

Year Ended April 30, 2000

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INTEREST INCOME                                                      9,241,821

EXPENSES:

Management fee--Note 3(a)                                              831,121

Shareholder servicing costs--Note 3(c)                                 494,747

Distribution fees--Note 3(b)                                            96,921

Registration fees                                                       30,131

Professional fees                                                       23,934

Custodian fees                                                          16,925

Prospectus and shareholders' reports                                    12,963

Trustees' fees and expenses--Note 3(d)                                   2,360

Loan commitment fees--Note 2                                             1,350

Miscellaneous                                                            8,027

TOTAL EXPENSES                                                       1,518,479

INVESTMENT INCOME (NET)                                              7,723,342
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4:

Net realized gain (loss) on investments                            (2,252,887)

Net unrealized appreciation (depreciation) on investments         (10,055,414)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS            (12,308,301)

NET (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS             (4,584,959)

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF CHANGES IN NET ASSETS

                                                       Year Ended April 30,
                                               ---------------------------------
                                                     2000                 1999
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                          7,723,342            8,377,835

Net realized gain (loss) on investments       (2,252,887)            1,678,968

Net unrealized appreciation (depreciation)
   on investments                            (10,055,414)             (357,792)

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                  (4,584,959)            9,699,011
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

Investment income--net:

Class A shares                                (6,855,425)          (7,320,520)

Class B shares                                  (805,529)            (996,364)

Class C shares                                   (62,388)             (60,951)

Net realized gain on investments:

Class A shares                                  (779,580)          (1,532,800)

Class B shares                                   (96,924)            (242,336)

Class C shares                                    (7,763)             (19,667)

TOTAL DIVIDENDS                               (8,607,609)         (10,172,638)
--------------------------------------------------------------------------------

BENEFICIAL INTEREST TRANSACTIONS ($):

Net proceeds from shares sold:

Class A shares                                 12,607,868          10,496,366

Class B shares                                  1,932,898           6,039,658

Class C shares                                    172,133           1,596,045

Dividends reinvested:

Class A shares                                  4,300,261           5,128,473

Class B shares                                    502,087             750,794

Class C shares                                     25,391              33,463

Cost of shares redeemed:

Class A shares                               (27,570,960)         (18,726,345)

Class B shares                               (10,081,039)          (5,296,289)

Class C shares                                  (835,085)            (368,225)

INCREASE (DECREASE) IN NET ASSETS FROM
   BENEFICIAL INTEREST TRANSACTIONS          (18,946,446)            (346,060)

TOTAL INCREASE (DECREASE) IN NET ASSETS      (32,139,014)            (819,687)
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                           169,979,092          170,798,779

END OF PERIOD                                 137,840,078          169,979,092

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

                                                         Year Ended April 30,
                                                    ----------------------------
                                                     2000               1999
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS:

CLASS A(A)

Shares sold                                       861,443             668,141

Shares issued for dividends reinvested            294,083             324,921

Shares redeemed                               (1,888,153)          (1,188,891)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING   (732,627)            (195,829)
--------------------------------------------------------------------------------

CLASS B(A)

Shares sold                                       129,135             382,748

Shares issued for dividends reinvested             34,258              47,574

Shares redeemed                                 (683,893)            (336,686)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING   (520,500)              93,636
--------------------------------------------------------------------------------

CLASS C

Shares sold                                        11,839             100,814

Shares issued for dividends reinvested              1,732               2,120

Shares redeemed                                  (57,083)             (23,362)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING    (43,512)              79,572

(A) DURING THE PERIOD ENDED APRIL 30, 2000, 311,268 CLASS B SHARES REPRESENTING $4,587,179 WERE AUTOMATICALLY CONVERTED TO 311,312 CLASS A SHARES.

SEE NOTES TO FINANCIAL STATEMENTS.


FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.


                                                                                             Year Ended April 30,
                                                                 -------------------------------------------------------------------
CLASS A SHARES                                                   2000           1999          1998          1997          1996
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                            15.57          15.61         15.14          15.15         15.14

Investment Operations:

Investment income--net                                            .76            .78           .80            .81           .83

Net realized and unrealized gain (loss)
   on investments                                               (1.16)           .12           .48            .21           .20

Total from Investment Operations                                 (.40)           .90          1.28           1.02          1.03

Distributions:

Dividends from investment income--net                            (.76)          (.78)         (.80)          (.81)         (.83)

Dividends from net realized gain
   on investments                                                (.09)          (.16)         (.01)          (.22)         (.19)

Total Distributions                                              (.85)          (.94)         (.81)         (1.03)        (1.02)

Net asset value, end of period                                  14.32          15.57         15.61          15.14         15.15
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)(A)                                            (2.56)           5.89          8.55           6.89          6.81
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                          .94             .92           .92            .91           .93

Ratio of net investment income
   to average net assets                                        5.18            4.96          5.12           5.34          5.35

Portfolio Turnover Rate                                        29.55           36.17         41.46          22.32         56.88
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                        123,635         145,764       149,221        155,568       166,538

(A) EXCLUSIVE OF SALES CHARGE.

SEE NOTES TO FINANCIAL STATEMENTS.


                                                             The Fund

FINANCIAL HIGHLIGHTS (CONTINUED)

                                                                                            Year Ended April 30,
                                                                 -------------------------------------------------------------------
CLASS B SHARES                                                   2000          1999           1998           1997          1996
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                            15.56         15.61          15.13          15.15         15.13

Investment Operations:

Investment income--net                                            .69           .70            .72            .74           .75

Net realized and unrealized gain (loss)
   on investments                                               (1.15)          .11            .49            .20           .21

Total from Investment Operations                                 (.46)          .81           1.21            .94           .96

Distributions:

Dividends from investment income--net                            (.69)         (.70)          (.72)          (.74)         (.75)

Dividends from net realized gain
   on investments                                                (.09)         (.16)          (.01)          (.22)         (.19)

Total Distributions                                             (.78)          (.86)          (.73)         (.96)          (.94)

Net asset value, end of period                                 14.32          15.56          15.61         15.13           15.15
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)(A)                                           (2.98)          5.29            8.08          6.27            6.33
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                        1.44           1.42            1.42          1.42            1.44

Ratio of net investment income
   to average net assets                                       4.66           4.44            4.61          4.82            4.82

Portfolio Turnover Rate                                       29.55          36.17           41.46         22.32           56.88
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                        13,101         22,338          20,938        19,338          19,031

(A) EXCLUSIVE OF SALES CHARGE.

SEE NOTES TO FINANCIAL STATEMENTS.


                                                                                            Year Ended April 30,
                                                                 -------------------------------------------------------------------
CLASS C SHARES                                                   2000           1999           1998           1997       1996(a)
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                            15.57          15.61          15.14          15.16         15.18

Investment Operations:

Investment income--net                                            .65            .66            .67            .69           .50

Net realized and unrealized gain (loss)
   on investments                                               (1.15)           .12            .48            .20           .17

Total from Investment Operations                                 (.50)           .78           1.15            .89           .67

Distributions:

Dividends from investment income--net                            (.65)          (.66)          (.67)          (.69)         (.50)

Dividends from net realized gain
   on investments                                                (.09)          (.16)          (.01)          (.22)         (.19)

Total Distributions                                              (.74)          (.82)          (.68)          (.91)         (.69)

Net asset value, end of period                                  14.33          15.57          15.61          15.14         15.16
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)(B)                                            (3.22)           5.08           7.70           5.94          6.12(c)
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                         1.69            1.67           1.69           1.72          1.70(c)

Ratio of net investment income
   to average net assets                                        4.43            4.16           4.26           4.47          4.47(c)

Portfolio Turnover Rate                                        29.55           36.17          41.46          22.32         56.88
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                           1,104          1,877            640            241           133

(A) FROM AUGUST 15, 1995 (COMMENCEMENT OF INITIAL OFFERING) TO APRIL 30, 1996.

(B) EXCLUSIVE OF SALES CHARGE.

(C) ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS

NOTE 1--Significant Accounting Policies:

Dreyfus Premier State Municipal Bond Fund (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a non-diversified open-end management investment company, and operates as a series company currently offering thirteen series including the Michigan Series (the "fund"). The fund' s investment objective is to maximize current income exempt from Federal and, where applicable, from State income taxes, without undue risk. The Dreyfus Corporation (the "Manager") serves as the fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A, which is a wholly-owned subsidiary of Mellon Financial Corporation.

Effective March 22, 2000, Dreyfus Service Corporation ("DSC"), a wholly-owned subsidiary of the Manager, became the distributor of the fund's shares. Prior to March 22, 2000, Premier Mutual Fund Services, Inc. was the distributor. The fund is authorized to issue an unlimited number of $.001 par value shares in the following classes of shares: Class A, Class B and Class C shares. Class A shares are subject to a sales charge imposed at the time of purchase, Class B shares are subject to a contingent deferred sales charge ("CDSC") imposed on Class B share redemptions made within six years of purchase (five years for shareholders beneficially owning Class B shares on November 30, 1996) and Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase. Class B shares automatically convert to Class A shares after six years. Other differences between the classes include the services offered to and the expenses borne by each class and certain voting rights.

The Trust accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series' operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The fund' s financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.


(A) PORTFOLIO VALUATION: Investments in securities (excluding options and financial futures on municipal and U.S. treasury securities) are valued each business day by an independent pricing service ("Service") approved by the Board of Trustees. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Options and financial futures on municipal and U.S. treasury securities are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day. Investments not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. Bid price is used when no asked price is available.

(B) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, adjusted for amortization of premiums and original issue discounts on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Under the terms of the custody agreement, the fund receives net earnings credits based on available cash balances left on deposit.

The fund follows an investment policy of investing primarily in municipal obligations of one state. Economic changes affecting the state and certain of
its    public   bodies   and   municipalities   may   affect   the
                                                                        The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the fund.

(C) DIVIDENDS TO SHAREHOLDERS: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the " Code" ). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain.

(D) FEDERAL INCOME TAXES: It is the policy of the fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all Federal income and excise taxes.

The fund has an unused capital loss carryover of approximately $1,231,000 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to April 30, 2000. This amount is calculated based on federal income tax regulations which may differ from financial reporting in accordance with generally accepted accounting principles. If not applied, the carryover expires in fiscal 2008.

NOTE 2--Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $500 million redemption credit facility (the "Facility" ) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the fund at rates based on prevailing market rates in effect at the time of borrowings. During the period ended April 30, 2000, the fund did not borrow under the Facility.


NOTE 3--Management Fee and Other Transactions With Affiliates:

(A) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .55 of 1% of the value of the fund's average
daily    net    assets    and    is    payable    monthly.

DSC retained $9,142 during the period ended April 30, 2000, from commissions earned on sales of the fund's shares.

(B) Under the Distribution Plan (the "Plan") adopted pursuant to Rule 12b-1 under the Act, Class B and Class C shares pay the distributor for distributing their shares at an annual rate of .50 of 1% of the value of the average daily net assets of Class B shares and .75 of 1% of the value of the average daily net assets of Class C shares. During the period ended April 30, 2000, Class B and Class C shares were charged $86,348 and $10,573, respectively, pursuant to the Plan, of which $7,430 and $908 for Class B and Class C shares, respectively, were paid to DSC.

(C) Under the Shareholder Services Plan, Class A, Class B and Class C shares pay the distributor at an annual rate of .25 of 1% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services. The distributor determines the amounts to be paid to Service Agents. During the period ended April 30, 2000, Class A, Class B and Class C shares were charged $331,084, $43,174 and $3,524, respectively, pursuant to the Shareholder Services Plan, of which $34,035, $3,715 and $303 for Class A, Class B and Class C shares, respectively, were paid to DSC.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and
facilities   to   perform   transfer   agency   services   for   the
                                                                        The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

fund. During the period ended April 30, 2000, the fund was charged $81,779 pursuant to the transfer agency agreement.

(D) Each Board member also serves as a Board member of other funds within the Dreyfus complex (collectively, the "Fund Group"). Effective April 13, 2000, each Board member receives an annual fee of $50,000 and a fee of $6,500 for each meeting held in person and $500 for telephone meetings. These fees are allocated among the funds in the Fund Group. The Chairman of the Board receives an additional 25% of such compensation. Prior to April 13, 2000, each Board member who was not an "affiliated person" as defined in the Act received from the Trust an annual fee of $2,500 and an attendance fee of $250 per meeting. The Chairman of the Board received an additional 25% of such compensation. Subject to the fund' s Director Emeritus Program Guidelines, Emeritus Board members, if any, receive 50% of the Trust's annual retainer fee and per meeting fee paid at the time the Board member achieved emeritus status.

NOTE 4--Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended April 30, 2000, amounted to $43,317,395 and $69,249,749, respectively.

At  April  30,  2000, accumulated net unrealized appreciation on investments was
$1,372,896,   consisting   of   $4,721,441  gross  unrealized  appreciation  and
$3,348,545 gross unrealized depreciation.

At April 30, 2000, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).


REPORT OF INDEPENDENT AUDITORS

Shareholders and Board of Trustees

Dreyfus Premier State Municipal Bond Fund, Michigan Series

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Dreyfus Premier State Municipal Bond Fund, Michigan Series (the "Fund") (one of the funds constituting the Dreyfus Premier State Municipal Bond Fund) as of April 30, 2000, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of April 30, 2000 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Premier State Municipal Bond Fund, Michigan Series at April 30, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with accounting principles generally accepted in the United States.


New York, New York

June 9, 2000

                                                             The Fund


IMPORTANT TAX INFORMATION (Unaudited)

In accordance with Federal tax law, the fund hereby makes the following designations regarding its fiscal year ended April 30, 2000:

  -- all the dividends paid from investment income-net are "exempt-interest dividends" (not subject to regular Federal and, for individuals who are Michigan
residents,    Michigan    personal    income    taxes)   , and

  -- the fund hereby designates $.0736 per share as a long-term capital gain distribution of the $.0867 per share paid on December 8, 1999.

As required by Federal tax law rules, shareholders will receive notification of their portion of the fund's taxable ordinary dividends (if any) and capital gain distributions (if any) paid for the 2000 calendar year on Form 1099-DIV which will be mailed by January 31, 2001.


NOTES

                                                           For More Information

                        Dreyfus Premier State Municipal Bond Fund,
                        Michigan Series
                        200 Park Avenue
                        New York, NY 10166

                          Manager

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                          Custodian

                        The Bank of New York
                        100 Church Street
                        New York, NY 10286

                          Transfer Agent & Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        P.O. Box 9671
                        Providence, RI 02940

                          Distributor

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166

To obtain information:

BY TELEPHONE Call your financial representative or 1-800-554-4611

BY MAIL  Write to:
The Dreyfus Premier Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

(c) 2000 Dreyfus Service Corporation                                   053AR004

================================================================================

Dreyfus Premier

State Municipal

Bond Fund,

Minnesota Series

ANNUAL REPORT April 30, 2000

(reg.tm)





The views expressed herein are current to the date of this report. These views and the composition of the fund's portfolio are subject to change at any time based on market and other conditions.

           * Not FDIC-Insured
           * Not Bank-Guaranteed
           * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the President

                             3   Discussion of Fund Performance

                             6   Fund Performance

                             8   Statement of Investments

                            13   Statement of Assets and Liabilities

                            14   Statement of Operations

                            15   Statement of Changes in Net Assets

                            17   Financial Highlights

                            20   Notes to Financial Statements

                            25   Report of Independent Auditors

                            26   Important Tax Information

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                Dreyfus Premier

                                                     State Municipal Bond Fund,

                                                               Minnesota Series

                                                                       The Fund

LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this annual report for Dreyfus Premier State Municipal Bond Fund, Minnesota Series, covering the 12-month period from May 1, 1999 through April 30, 2000. Inside, you'll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, W. Michael Petty.

When the reporting period began, evidence had emerged that the U.S. economy was growing strongly in an environment characterized by high levels of consumer spending and low levels of unemployment. Concerns that inflationary pressures might re-emerge caused the Federal Reserve Board to raise short-term interest rates five times during the reporting period, for a total increase of 1.25 percentage points. While higher interest rates generally led to an erosion of municipal bond prices during much of the reporting period, the tax-exempt bond market showed renewed signs of strength during the first four months of 2000.

Municipal bonds were also influenced by supply-and-demand considerations. These technical influences have caused the yields of tax-exempt bonds to rise to very attractive levels compared to the after-tax yields of taxable bonds of comparable maturity and credit quality, making tax-exempt bonds especially attractive for investors in the higher federal and state income tax brackets.

We appreciate your confidence over the past year, and we look forward to your continued participation in Dreyfus Premier State Municipal Bond Fund, Minnesota Series.

Sincerely,


Stephen E. Canter
President and Chief Investment Officer
The Dreyfus Corporation
May 15, 2000




DISCUSSION OF FUND PERFORMANCE

W. Michael Petty, Portfolio Manager

How did Dreyfus Premier State Municipal Bond Fund, Minnesota Series, perform during the period?

For the 12-month period ended April 30, 2000, the fund's Class A shares provided a -2.48% total return, its Class B shares provided a -2.97% total return and its Class C shares provided a -3.30% total return.(1) In comparison, the Lipper Minnesota Municipal Debt Funds category average provided a -3.11% total return for the same period.(2 )We attribute the fund's negative absolute returns to a rising interest-rate environment during the period, which caused most municipal bond prices to decline.

What is the fund's investment approach?

Our goal is to seek as high a level of federal and Minnesota tax-exempt income as is practical without undue risk from a diversified portfolio of longer term municipal bonds. To achieve this objective, we employ two primary strategies. First, we evaluate supply-and-demand factors in the bond market that are affected by the relatively few municipal bonds issued by Minnesota. Based on that assessment, we select the individual Minnesota tax-exempt bonds that we believe are most likely to provide the highest returns with the least risk. We look at such criteria as the bond's yield, price, age, creditworthiness of its issuer, insurance, and any provisions for early redemption. Under most circumstances, we look for high yielding bonds that have 10-year call protection and that are selling at a discount to face value.

Second, while we do not attempt to predict changes in interest rates, we may tactically manage the fund' s average duration -- a measure of sensitivity to changes in interest rates -- in anticipation of temporary supply-and-demand changes. If we expect the supply of newly issued bonds to increase, we may reduce the fund' s average duration to make cash available for the purchase of higher yielding securities. Conversely, if we expect demand for municipal bonds to surge at a
                                                                        The Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

time when we anticipate little issuance, we may increase the fund's average duration to maintain current yields for as long as practical. At other times, we try to maintain a "neutral" average duration consistent with other Minnesota municipal bond funds.

What other factors influenced the fund's performance?

Although the portfolio's performance was hurt by a difficult investment environment during the final two months of 1999, the first four months of 2000 generally provided better market conditions and a market rally. This rally helped offset most -- but not all -- of the decline in the first eight months of the reporting period.

When the reporting period began on May 1, 1999, investors had become concerned that strong economic growth might rekindle long-dormant inflationary pressures, especially from rising wages in a tight job market. In an attempt to ease these pressures and forestall a reacceleration of inflation, the Federal Reserve Board raised short-term interest rates five times during the reporting period, causing most bond prices to fall, for a total increase of 1.25 percentage points since mid-1999.

Municipal bond prices also fell during November and December, because of adverse supply-and-demand influences. For a variety of reasons, institutional investors such as insurance companies and mutual funds participated less in the tax-exempt market. Despite strong demand from individual investors, the absence of institutional buyers helped reduce overall demand and drove municipal bond prices down. During the first quarter of 2000, however, issuance of municipal bonds nationally declined approximately 20% compared to the same period in 1999. This supply reduction, combined with robust demand from individual investors, helped support a rebound of municipal bond prices.

What is the fund's current strategy?

Our current strategy is to maintain as high a level of income as practical, while reducing volatility and protecting assets in a rising interest-rate environment. Accordingly, we have modestly reduced the portfolio's average duration to the neutral range in an attempt to protect our holdings from the brunt of potential price depreciation and capture higher yields as they become available.

From a security selection perspective, we have focused primarily on insured bonds with competitive yields. However, our ability to find such opportunities has been constrained by the small size of the Minnesota marketplace and the reduced supply of newly issued bonds. Consequently, as of April 30, 2000, the fund contained a higher level of cash -- primarily invested in tax-exempt money market instruments -- than is usual. Cash and cash equivalents comprised about 6% of the portfolio and have helped us reduce the fund's average duration. We hope to put our cash reserves back to work in longer term bonds when we believe that interest rates may have peaked and the Federal Reserve Board is finished
tightening    monetary    policy.

May 15, 2000

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID, AND DOES NOT TAKE INTO CONSIDERATION THE MAXIMUM INITIAL SALES CHARGE IN THE CASE OF CLASS A SHARES, OR THE APPLICABLE CONTINGENT DEFERRED SALES CHARGE IMPOSED ON REDEMPTIONS IN THE CASE OF CLASS B AND CLASS C SHARES. HAD THESE CHARGES BEEN REFLECTED, RETURNS WOULD HAVE BEEN LOWER. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE, YIELD AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. INCOME MAY BE SUBJECT TO STATE AND LOCAL TAXES FOR NON-MINNESOTA RESIDENTS AND SOME INCOME MAY BE SUBJECT TO THE FEDERAL ALTERNATIVE MINIMUM TAX
(AMT) FOR CERTAIN INVESTORS. CAPITAL GAINS, IF ANY, ARE FULLY TAXABLE.

(2)  SOURCE: LIPPER ANALYTICAL SERVICES, INC.

                                                             The Fund

FUND PERFORMANCE

Comparison of change in value of $10,000 investment in Dreyfus Premier State Municipal Bond Fund, Minnesota Series Class A shares and the Lehman Brothers Municipal Bond Index

((+))  SOURCE: LIPPER ANALYTICAL SERVICES, INC.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

THE ABOVE GRAPH COMPARES A $10,000 INVESTMENT MADE IN CLASS A SHARES OF DREYFUS PREMIER STATE MUNICIPAL BOND FUND, MINNESOTA SERIES (THE "FUND") ON 4/30/90 TO A $10,000 INVESTMENT MADE IN THE LEHMAN BROTHERS MUNICIPAL BOND INDEX (THE "INDEX") ON THAT DATE. ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS ARE REINVESTED. PERFORMANCE FOR CLASS B AND CLASS C SHARES WILL VARY FROM THE PERFORMANCE OF CLASS A SHARES SHOWN ABOVE DUE TO DIFFERENCES IN CHARGES AND EXPENSES.

THE FUND INVESTS PRIMARILY IN MINNESOTA MUNICIPAL SECURITIES AND ITS PERFORMANCE SHOWN IN THE LINE GRAPH TAKES INTO ACCOUNT THE MAXIMUM INITIAL SALES CHARGE ON CLASS A SHARES AND ALL OTHER APPLICABLE FEES AND EXPENSES. THE INDEX IS NOT LIMITED TO INVESTMENTS PRINCIPALLY IN MINNESOTA MUNICIPAL OBLIGATIONS AND DOES NOT TAKE INTO ACCOUNT CHARGES, FEES AND OTHER EXPENSES. THE INDEX, UNLIKE THE FUND, IS AN UNMANAGED TOTAL RETURN PERFORMANCE BENCHMARK FOR THE LONG-TERM, INVESTMENT-GRADE, GEOGRAPHICALLY UNRESTRICTED TAX-EXEMPT BOND MARKET, CALCULATED BY USING MUNICIPAL BONDS SELECTED TO BE REPRESENTATIVE OF THE MUNICIPAL MARKET OVERALL. THESE FACTORS CAN CONTRIBUTE TO THE INDEX POTENTIALLY OUTPERFORMING OR UNDERPERFORMING THE FUND. FURTHER INFORMATION RELATING TO FUND PERFORMANCE, INCLUDING EXPENSE REIMBURSEMENTS, IF APPLICABLE, IS CONTAINED IN THE FINANCIAL HIGHLIGHTS SECTION OF THE PROSPECTUS AND ELSEWHERE IN THIS REPORT.



Average Annual Total Returns AS OF 4/30/00

                                                           Inception                                                       From
                                                             Date          1 Year          5 Years       10 Years        Inception
------------------------------------------------------------------------------------------------------------------------------------

CLASS A SHARES
WITH SALES CHARGE (4.5%)                                    5/28/87        (6.86)%          3.50%          5.94%            --
WITHOUT SALES CHARGE                                        5/28/87        (2.48)%          4.45%          6.43%            --

CLASS B SHARES
WITH REDEMPTION((+))                                        1/15/93        (6.66)%          3.59%           --             4.53%

WITHOUT REDEMPTION                                          1/15/93        (2.97)%          3.92%           --             4.53%

CLASS C SHARES
WITH REDEMPTION((+)(+))                                     8/15/95        (4.22)%            --            --             3.48%
WITHOUT REDEMPTION                                          8/15/95        (3.30)%            --            --             3.48%

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

((+)) THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE FOR CLASS B SHARES IS 4% AND
     IS REDUCED TO 0% AFTER SIX YEARS, AT WHICH TIME CLASS B SHARES CONVERT TO
     CLASS A SHARES.

((+)(+)) THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE FOR CLASS C SHARES IS 1%
     FOR SHARES REDEEMED WITHIN ONE YEAR OF THE DATE OF PURCHASE.


                                                             The Fund


STATEMENT OF INVESTMENTS

April 30, 2000

STATEMENT OF INVESTMENTS

                                                                                             Principal
LONG-TERM MUNICIPAL INVESTMENTS--94.3%                                                       Amount ($)                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

Anoka County:

  RRR (Northern States Power Co.)

      4.50%, 12/1/2007 (Insured; MBIA)                                                        1,000,000                  939,460

   SWDR (United Power Association Project)

      6.95%, 12/1/2008 (Guaranteed; National Rural

      Utilities Cooperative Finance Corp.)                                                    3,825,000                3,908,347

Brooklyn Park 5.85%, 2/1/2016 (Insured; FSA)                                                  1,425,000                1,444,351

Dakota County Housing and Redevelopment Authority, South

  Saint Paul Revenue (Single Family-GNMA Program)

   8.10%, 9/1/2012                                                                               65,000                   66,332

Eden Prairie, MFHR:

  (Eden Investments Project)

      7.40%, 8/1/2025 (Insured; FHA)                                                            500,000                  511,335

   (Welsh Parkway Apartments) 8%, 7/1/2026 (Insured; FHA)                                     2,735,000                2,820,633

Golden Valley, Revenue (Covenant Retirement Communities)

   5.50%, 12/1/2029                                                                           2,000,000                1,691,480

Grand Rapids Housing and Redevelopment Authority, Revenue

  (Governmental Housing-Lakeshore Project)

   5.30%, 10/1/2000                                                                           1,000,000                  877,650

Harmony, MFHR (Zedakah Foundation Project)

   5.95 %, 9/1/2020                                                                           1,235,000                1,182,969

Hastings, Health Care Facility Revenue (Regina Medical

   Center) 5.30%, 9/15/2028 (Insured; ACA)                                                    2,000,000                1,688,900

Hibbing Economic Development Authority,

  Housing Development Revenue

   4.70%, 10/1/2028 (Insured; MBIA)                                                             715,000                  579,136

Hubbard County, SWDR (Potlatch Corp. Project)

   7.375%, 8/1/2013                                                                           1,000,000                1,013,120

Inver Grove Heights Independent School District Number 199

   5.75%, 2/1/2017                                                                            2,225,000                2,237,215

Mahtomedi Independent School District Number 832

   Zero Coupon, 2/1/2017 (Insured; MBIA)                                                      1,275,000                  483,544

Minneapolis:

   Zero Coupon, 12/1/2014                                                                     1,825,000                  808,293

   Health Care Facilities Revenue (Shelter Care Foundation):

      6%, 4/1/2010                                                                              920,000                  843,208

      6.50%, 4/1/2029                                                                         1,000,000                  866,730

   Home Ownership Program 7.10%, 6/1/2021                                                       375,000                  385,391

   HR (Lifespan Inc.-Minneapolis Children's Medical

      Project) 7%, 12/1/2020 (Prerefunded 6/1/2001)                                           5,650,000  (a)           5,906,058

   MFHR (Churchill Apartments Project)

      7.05%, 10/1/2022 (Insured; FSA)                                                         4,000,000                4,159,240


                                                                                               Principal

LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                   Amount ($)               Value ($)
------------------------------------------------------------------------------------------------------------------------------------

Minneapolis (continued)

  MFMR (Seward Towers Project)

      7.375%, 12/20/2030 (Collateralized; GNMA)                                               2,350,000                2,408,656

Minneapolis and Saint Paul Metropolitan Airports Commission,

  Airport Revenue:

      5%,  1/1/2030 (Insured; AMBAC)                                                          1,915,000                1,652,071

      5.125%,  1/1/2031 (Insured; FGIC)                                                       2,150,000                1,894,494

Minneapolis Community Development Agency, Ltd. Tax

  Support Development Revenue:

      8%, 12/1/2009                                                                             300,000                  306,399

      7.75%, 12/1/2019                                                                        2,650,000                2,734,164

      7.40%, 12/1/2021                                                                        2,000,000                2,106,480

Minneapolis-Saint Paul Housing and Redevelopment Authority,

  Health Care Systems Revenue

   (Group Health Plan Inc., Project) 6.75%, 12/1/2013                                         2,750,000                2,729,512

Minneapolis-Saint Paul Housing Finance Board, SFMR:

   8.875%, 11/1/2018 (Collateralized; GNMA)                                                      30,000                   30,352

   8.30%, 8/1/2021 (Collateralized; GNMA)                                                       155,000                  155,835

   7.30%, 8/1/2031 (Collateralized; GNMA)                                                     4,075,000                4,166,361

State of Minnesota (Duluth Airport) 6.25%, 8/1/2014                                           2,500,000                2,582,625

Minnesota Agricultural and Economic Development Board

  Revenue:

      Fairview Health Care Systems 6.375%, 11/15/2029                                         2,500,000                2,405,225

      Minnesota Small Business Development Loan

         8.125%, 8/1/2009                                                                       500,000                  501,765

Minnesota Higher Education Facilities Authority:

  Adjustable Demand Revenue (Bethel College and Seminary)

      5.10%, 4/1/2019 (LOC; Allied Irish Bank PLC)                                            4,100,000                3,686,556

   College and University Revenue:

      (College at Saint Benedict) 5.35%, 3/1/2020                                             1,000,000                  902,050

      (University of Saint Thomas):

         5.35%, 4/1/2017                                                                      1,000,000                  939,640

         5.40%, 4/1/2022                                                                      2,200,000                2,031,766

   Mortgage Revenue (Augsburg College) 5.30%, 10/1/2027                                       2,395,000                2,050,072

Minnesota Housing Finance Agency, Revenue:

   Rental Housing 6.10%, 8/1/2009                                                             1,975,000                1,977,726

   Single Family Mortgage:

      7.45%, 7/1/2022 (Insured; FHA)                                                            910,000                  929,702

      6.95%, 7/1/2026                                                                         2,140,000                2,195,019

Minnesota Public Facilities Authority, Water Pollution Control

   Revenue 6.50%, 3/1/2014 (Prerefunded 3/1/2001)                                             4,200,000  (a)           4,402,944

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (CONTINUED)


                                                                                               Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                   Amount ($)               Value ($)
------------------------------------------------------------------------------------------------------------------------------------

New Hope, Housing and Health Care Facilities Revenue

  (Masonic Home - North Ridge):

      5.90, 3/1/2019                                                                          1,000,000                  841,160

      5.875%, 3/1/2029                                                                        3,000,000                2,422,950

Northern Municipal Power Agency, Electric System Revenue

   5.365%, 1/1/2016 (Insured; FSA )                                                           5,000,000  (b,c)         4,770,900

City of Red Wing, Health Care Facilities Revenue

   (River Region Obligation Group) 6.50%, 9/1/2022                                            3,445,000                3,231,134

Rosemount Independent School District Number 196

   Zero Coupon, 4/1/2014 (Insured; MBIA)                                                      3,000,000                1,377,210

Saint Cloud, Hospital Facilities Revenue

  (The Saint Cloud Hospital)

   7%, 7/1/2020 (Insured; AMBAC) (Prerefunded 7/1/2001)                                       1,000,000  (a)           1,046,430

Saint Paul Housing and Redevelopment Authority, Revenue:

  Hospital (HealthEast Project):

      5.70%, 11/1/2015 (Insured; ACA)                                                         2,000,000                1,901,080

      5.85%, 11/1/2017 (Insured; ACA)                                                         1,000,000                  952,780

   Single Family Mortgage

      6.90%, 12/1/2021 (Insured; FNMA)                                                        1,955,000                1,999,574

Sartell, PCR (Champion International Corp. Project)

   6.95%, 10/1/2012                                                                           5,000,000                5,164,300

Seaway Port Authority of Duluth, Industrial Development Dock

   and Wharf Revenues(Cargill Inc. Project) 6.80%, 5/1/2012                                   3,000,000                3,127,860

Southern  Municipal Power Agency,

  Power Supply System Revenue:

      Zero Coupon, 1/1/2016 (Insured; MBIA)                                                   1,270,000                1,172,985

      Zero Coupon, 1/1/2021 (Insured; MBIA)                                                   8,000,000                2,342,400

      Zero Coupon, 1/1/2025 (Insured; MBIA)                                                   5,255,000                1,195,880

      Zero Coupon, 1/1/2026 (Insured; MBIA)                                                  15,530,000                3,328,390

      Zero Coupon, 1/1/2027 (Insured; MBIA)                                                   4,800,000                  968,832

University of Minnesota, College and University Revenue

   5.50%, 7/1/2021                                                                            5,925,000                5,776,283

Washington County Housing and Redevelopment Authority,

  Hospital Facility Revenue (Healtheast Project):

      5.375%, 11/15/2018 (Insured; ACA)                                                       5,000,000                4,480,450

      5.50%, 11/15/2027 (Insured; ACA)                                                        2,455,000                2,148,002

Western Minnesota Municipal Power Agency, Electric

   and Light Revenue 5.50%, 1/1/2012 (Insured; AMBAC)                                         1,000,000                1,007,690

TOTAL LONG-TERM MUNICIPAL INVESTMENTS

   (cost $128,069,759)                                                                                               124,459,096


                                                                                               Principal
SHORT-TERM MUNICIPAL INVESTMENTS--6.0%                                                         Amount ($)               Value ($)
------------------------------------------------------------------------------------------------------------------------------------

Beltrami County, Environmental Control Revenue,

  VRDN (Northwood Panelboard Co. Project)

   6.10% (LOC; Union Bank of Switzerland)                                                     1,900,000  (d)           1,900,000

Cohasset, Revenue, VRDN

  (Minnesota Power and Light Co. Project)

   6% (LOC; ABN Amro Bank N.V.)                                                               4,000,000  (d)           4,000,000

Minneapolis-Saint Paul Housing and Redevelopment Authority,

  Health Care Systems Revenue, VRDN

   (Children's Health Care) 6.05% (Insured; FSA)                                              2,000,000  (d)           2,000,000

TOTAL SHORT-TERM MUNICIPAL INVESTMENTS

   (cost $7,900,000)                                                                                                   7,900,000
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $135,969,759)                                                             100.3%             132,359,096

LIABILITIES, LESS CASH AND RECEIVABLES                                                              (.3%)               (354,335)

NET ASSETS                                                                                        100.0%             132,004,761

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

Summary of Abbreviations

ACA                       American Capital Access
AMBAC                     American Municipal Bond
                             Assurance Corporation
FGIC                      Financial Guaranty Insurance
                             Company
FHA                       Federal Housing Administration
FNMA                      Federal National Mortgage
                             Association
FSA                       Financial Security Assurance
GNMA                      Government National Mortgage
                            Association
HR                        Hospital Revenue
LOC                       Letter of Credit
MBIA                      Municipal Bond Investors
                             Assurance Insurance
                             Corporation
MFHR                      Multi-Family Housing Revenue
MFMR                      Multi-Family Mortgage Revenue
PCR                       Pollution Control Revenue
RRR                       Resources Recovery Revenue
SFMR                      Single Family Mortgage Revenue
SWDR                      Solid Waste Disposal Revenue
VRDN                      Variable Rate Demand Notes

Summary of Combined Ratings (Unaudited)

Fitch                or          Moody's               or        Standard & Poor's                              Value (%)
------------------------------------------------------------------------------------------------------------------------------------
AAA                              Aaa                             AAA                                              37.3
AA                               Aa                              AA                                               13.2
A                                A                               A                                                21.6
BBB                              Baa                             BBB                                              11.4
F1                               MIG1                            SP1                                               8.8
Not Rated(e)                     Not Rated(e)                    Not Rated(e)                                      7.7

                                                                                                                 100.0

(A)  BONDS WHICH ARE PREREFUNDED ARE COLLATERALIZED BY U.S. GOVERNMENT
     SECURITIES WHICH ARE HELD IN ESCROW AND ARE USED TO PAY PRINCIPAL AND
     INTEREST ON THE MUNICIPAL ISSUE AND TO RETIRE THE BONDS IN FULL AT THE
     EARLIEST REFUNDING DATE.

(B)  INVERSE FLOATER SECURITY-THE INTEREST RATE IS SUBJECT TO CHANGE
     PERIODICALLY.

(C)  SECURITY EXEMPT FROM REGISTRATION UNDER RULE 144A OF THE SECURITIES ACT OF
     1933. THIS SECURITY MAY BE RESOLD IN TRANSACTIONS EXEMPT FROM REGISTRATION,
     NORMALLY TO QUALIFIED INSTITUTIONAL BUYERS. AT APRIL 30, 2000, THIS
     SECURITY AMOUNTED TO $4,770,900 OR 3.6% OF NET ASSETS.

(D)  SECURITIES PAYABLE ON DEMAND. VARIABLE RATE INTEREST-SUBJECT TO PERIODIC
     CHANGE.

(E)  SECURITIES WHICH, WHILE NOT RATED BY FITCH, MOODY'S AND STANDARD & POOR'S
     HAVE BEEN DETERMINED BY THE MANAGER TO BE OF COMPARABLE QUALITY TO THOSE
     RATED SECURITIES IN WHICH THE FUND MAY INVEST.

( )SEE NOTES TO FINANCIAL STATEMENTS.




STATEMENT OF ASSETS AND LIABILITIES

April 30, 2000

                                                             Cost       Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of
Investments                                           135,969,759   132,359,096

Cash                                                                     53,830

Interest receivable                                                   2,111,193

Receivable for shares of Beneficial Interest subscribed                  30,000

Prepaid expenses                                                          7,695

                                                                    134,561,814
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                            96,739

Payable for investment securities purchased                           2,386,775

Payable for shares of Beneficial Interest redeemed                       48,368

Accrued expenses                                                         25,171

                                                                      2,557,053
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      132,004,761
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                     136,053,950

Accumulated net realized gain (loss) on investments                    (438,526)

Accumulated net unrealized appreciation (depreciation)
   on investments--Note 4                                            (3,610,663)
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      132,004,761

NET ASSET VALUE PER SHARE

                                                                              Class A               Class B                Class C
------------------------------------------------------------------------------------------------------------------------------------

Net Assets ($)                                                            116,260,723             14,670,540              1,073,498

Shares Outstanding                                                          8,237,961              1,037,792                 75,955
------------------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE PER SHARE ($)                                                   14.11                  14.14                  14.13

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund



STATEMENT OF OPERATIONS

Year Ended April 30, 2000

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INTEREST INCOME                                                      9,066,461

EXPENSES:

Management fee--Note 3(a)                                              814,463

Shareholder servicing costs--Note 3(c)                                 466,310

Distribution fees--Note 3(b)                                           112,538

Registration fees                                                       29,765

Professional fees                                                       20,244

Prospectus and shareholders' reports                                    18,547

Custodian fees                                                          16,807

Loan commitment fees--Note 2                                             1,284

Trustees' fees and expenses--Note 3(d)                                     442

Miscellaneous                                                           16,954

TOTAL EXPENSES                                                       1,497,354

INVESTMENT INCOME--NET                                               7,569,107
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments                               (447,921)

Net unrealized appreciation (depreciation) on investments          (11,735,245)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS             (12,183,166)

NET (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS              (4,614,059)

SEE NOTES TO FINANCIAL STATEMENTS.



STATEMENT OF CHANGES IN NET ASSETS

                                                      Year Ended April 30,
                                              ----------------------------------
                                                     2000                 1999
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                          7,569,107            8,002,206

Net realized gain (loss) on investments          (447,921)           1,265,513

Net unrealized appreciation (depreciation)
   on investments                             (11,735,245)          (1,000,899)

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                   (4,614,059)           8,266,820
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

Investment income--net:

Class A shares                                 (6,551,289)          (6,587,991)

Class B shares                                   (971,307)          (1,370,327)

Class C shares                                    (46,511)             (43,888)

Net realized gain on investments:

Class A shares                                   (504,105)            (303,409)

Class B shares                                    (72,260)             (72,456)

Class C shares                                     (2,995)              (2,946)

TOTAL DIVIDENDS                                (8,148,467)          (8,381,017)
--------------------------------------------------------------------------------

BENEFICIAL INTEREST TRANSACTIONS ($):

Net proceeds from shares sold:

Class A shares                                 16,089,847           15,840,640

Class B shares                                  1,911,126            6,424,682

Class C shares                                    486,001              759,136

Dividends reinvested:

Class A shares                                  4,327,654            4,269,607

Class B shares                                    649,087              925,393

Class C shares                                     31,502               38,489

Cost of shares redeemed:

Class A shares                                (27,782,707)         (11,847,645)

Class B shares                                (15,466,061)          (6,315,442)

Class C shares                                   (777,728)             (31,617)

INCREASE (DECREASE) IN NET ASSETS FROM
   BENEFICIAL INTEREST TRANSACTIONS           (20,531,279)          10,063,243

TOTAL INCREASE (DECREASE) IN NET ASSETS       (33,293,805)           9,949,046
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                           165,298,566          155,349,520

END OF PERIOD                                 132,004,761          165,298,566

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

                                                      Year Ended April 30,
                                              ----------------------------------
                                                     2000                 1999
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS:

CLASS A(A)

Shares sold                                     1,102,831            1,027,749

Shares issued for dividends reinvested            301,122              276,384

Shares redeemed                                (1,942,658)            (767,790)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING    (538,705)             536,343
--------------------------------------------------------------------------------

CLASS B(A)

Shares sold                                       129,739              414,987

Shares issued for dividends reinvested             44,882               59,803

Shares redeemed                                (1,065,330)            (409,838)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING    (890,709)              64,952
--------------------------------------------------------------------------------

CLASS C

Shares sold                                        34,530               48,848

Shares issued for dividends reinvested              2,176                2,489

Shares redeemed                                   (53,552)              (2,051)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING     (16,846)              49,286

(A) DURING THE PERIOD ENDED APRIL 30, 2000, 656,217 CLASS B SHARES REPRESENTING $9,496,629 WERE AUTOMATICALLY CONVERTED TO 657,231 CLASS A SHARES.

SEE NOTES TO FINANCIAL STATEMENTS.



FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.


                                                                                     Year Ended April 30,
                                                                ----------------------------------------------------------------
CLASS A SHARES                                                   2000          1999           1998           1997          1996
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                            15.30         15.30           15.03         14.98         14.90

Investment Operations:

Investment income--net                                            .75           .78             .82           .82           .82

Net realized and unrealized
   gain (loss) on investments                                   (1.13)          .04             .27           .09           .08

Total from Investment Operations                                 (.38)          .82            1.09           .91           .90

Distributions:

Dividends from investment income--net                            (.75)         (.78)           (.82)         (.82)         (.82)

Dividends from net realized gain
   on investments                                                (.06)         (.04)             --          (.04)           --

Total Distributions                                              (.81)         (.82)           (.82)         (.86)         (.82)

Net asset value, end of period                                  14.11         15.30           15.30         15.03         14.98
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)(A)                                             (2.48)         5.41            7.36          6.16          6.11
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                           .93           .91             .90           .91           .90

Ratio of net investment income
   to average net assets                                         5.20          5.05            5.32          5.42          5.41

Portfolio Turnover Rate                                         13.45         41.27           13.37         25.82         35.47
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                         116,261       134,314         126,115       129,031       138,058

(A) EXCLUSIVE OF SALES CHARGE.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund



FINANCIAL HIGHLIGHTS (CONTINUED)

                                                                                     Year Ended April 30,
                                                                 ----------------------------------------------------------------
CLASS B SHARES                                                   2000          1999           1998           1997          1996
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                            15.33         15.33           15.06          15.01         14.92

Investment Operations:

Investment income--net                                            .67           .70             .74            .74           .74

Net realized and unrealized
   gain (loss) on investments                                   (1.13)          .04             .27            .09           .09

Total from Investment Operations                                 (.46)          .74            1.01            .83           .83

Distributions:

Dividends from investment income--net                            (.67)         (.70)           (.74)          (.74)         (.74)

Dividends from net realized gain
   on investments                                                (.06)         (.04)             --           (.04)           --

Total Distributions                                              (.73)         (.74)           (.74)          (.78)         (.74)

Net asset value, end of period                                  14.14         15.33           15.33          15.06         15.01
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)(A)                                             (2.97)         4.86            6.79           5.60          5.62
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                          1.46          1.43            1.42           1.44          1.43

Ratio of net investment income
   to average net assets                                         4.64          4.52            4.79           4.90          4.87

Portfolio Turnover Rate                                         13.45         41.27           13.37          25.82         35.47
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                          14,671        29,562          28,568         26,004        25,617

(A) EXCLUSIVE OF SALES CHARGE.

SEE NOTES TO FINANCIAL STATEMENTS.



                                                                                     Year Ended April 30,
                                                                 ----------------------------------------------------------------
CLASS C SHARES                                                   2000          1999           1998           1997          1996(a)
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                            15.33         15.33           15.06          15.01         14.96

Investment Operations:

Investment income--net                                            .63           .65             .69            .70           .50

Net realized and unrealized
   gain (loss) on investments                                   (1.14)          .04             .27            .09           .05

Total from Investment Operations                                 (.51)          .69             .96            .79           .55

Distributions:

Dividends from investment income--net                            (.63)         (.65)           (.69)          (.70)         (.50)

Dividends from net realized gain
   on investments                                                (.06)         (.04)             --           (.04)           --

Total Distributions                                              (.69)         (.69)           (.69)          (.74)         (.50)

Net asset value, end of period                                  14.13         15.33           15.33          15.06         15.01
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)(B)                                             (3.30)         4.53            6.46           5.34          5.15(c)
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                          1.73          1.74            1.73           1.67          1.42(c)

Ratio of net investment income
   to average net assets                                         4.38          4.16            4.40           4.62          4.00(c)

Portfolio Turnover Rate                                         13.45         41.27           13.37          25.82         35.47
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                           1,073         1,422             667            307           373

(A) FROM AUGUST 15, 1995 (COMMENCEMENT OF INITIAL OFFERING) TO APRIL 30, 1996.

(B) EXCLUSIVE OF SALES CHARGE.

(C) ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS

NOTE 1--Significant Accounting Policies:

Dreyfus Premier State Municipal Bond Fund (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a non-diversified open-end management investment company and operates as a series company currently offering thirteen series, including the Minnesota Series (the "fund"). The fund' s investment objective is to maximize current income exempt from Federal and, where applicable, from State income taxes, without undue risk. The Dreyfus Corporation (the "Manager") serves as the fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A., which is a wholly-owned subsidiary of Mellon Financial Corporation.

Effective March 22, 2000, Dreyfus Service Corporation ("DSC"), a wholly-owned subsidiary of the Manager, became the distributor of the fund's shares. Prior to March 22, 2000, Premier Mutual Fund Services, Inc. was the distributor. The fund is authorized to issue an unlimited number of $.001 par value shares in the following classes of shares: Class A, Class B and Class C shares. Class A shares are subject to a sales charge imposed at the time of purchase, Class B shares are subject to a contingent deferred sales charge ("CDSC") imposed on Class B share redemptions made within six years of purchase (five years for shareholders beneficially owning Class B shares on November 30, 1996) and Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase. Class B shares automatically convert to Class A shares after six years. Other differences between the classes include the services offered to and the expenses borne by each class and certain voting rights.

The Trust accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series' operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The fund' s financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.


(A) PORTFOLIO VALUATION: Investments in securities (excluding options and financial futures on municipal and U.S. treasury securities) are valued each business day by an independent pricing service ("Service") approved by the Board of Trustees. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Options and financial futures on municipal and U.S. treasury securities are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day. Investments not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. Bid price is used when no asked price is available.

(B) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, adjusted for amortization of premiums and original issue discounts on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Under the terms of the custody agreement, the fund received net earnings credits of $7,195 during the period ended April 30, 2000 based on available cash balances left on deposit. Income earned under this arrangement is included in interest income.

The  fund  follows  an  investment  policy  of  investing primarily in municipal
obligations   of   one   state.   Economic   changes  affecting  the
                                                                        The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

state and certain of its public bodies and municipalities may affect the ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the fund.

(C) DIVIDENDS TO SHAREHOLDERS: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the " Code" ). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain.

(D) FEDERAL INCOME TAXES: It is the policy of the fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all Federal income and excise taxes.

The fund has an unused capital loss carryover of approximately $158,000 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to April 30, 2000. This amount is calculated based on Federal income tax regulations which may differ from financial reporting in accordance with generally accepted accounting principles. If not applied, the carryover expires in fiscal 2008.

NOTE 2--Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $500 million redemption credit facility (the "Facility" ) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the fund at rates based on prevailing market rates in effect at the time of borrowings. During the period ended April 30, 2000, the fund did not borrow under the Facility.


NOTE 3--Management Fee and Other Transactions With Affiliates:

(A) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .55 of 1% of the value of the fund's average daily net assets and is payable monthly.

DSC retained $308 during the period ended April 30, 2000, from commissions earned on sales of the fund's shares.

(B) Under the Distribution Plan (the "Plan") adopted pursuant to Rule 12b-1 under the Act, Class B and Class C shares pay the distributor for distributing their shares at an annual rate of .50 of 1% of the value of the average daily net assets of Class B shares and .75 of 1% of the value of the average daily net assets of Class C shares. During the period ended April 30, 2000, Class B and Class C shares were charged $104,577 and $7,961, respectively, pursuant to the Plan, of which $8,172 and $888 for Class B and Class C shares, respectively, were paid to DSC.

(C) Under the Shareholder Services Plan, Class A, Class B and Class C shares pay the distributor at an annual rate of .25 of 1% of the value of the average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services. The distributor determines the amounts to be paid to Service Agents. During the period ended April 30, 2000, Class A, Class B and Class C shares were charged $315,268, $52,289 and $2,654, respectively, pursuant to the Shareholder Services Plan, of which $32,068, $4,086 and $296, respectively, were paid to DSC.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended April 30, 2000, the fund was charged $67,882 pursuant to the transfer agency agreement.

(D) Each Board member also serves as a Board member of other funds within the Dreyfus complex (collectively, the "Fund Group"). Effective April 11, 2000, each Board member receives an annual fee of $50,000 and a fee of $6,500 for each meeting held in person and $500 for telephone meetings. These fees are allocated among the funds in the Fund Group. The Chairman of the Board receives an additional 25% of such compensation. Prior to April 11, 2000, each Board member who was not an "affiliated person" as defined in the Act received from the Trust an annual fee of $2,500 and an attendance fee of $250 per meeting. The Chairman of the Board received an additional 25% of such compensation. Subject to the fund' s Director Emeritus Program Guidelines, Emeritus Board members, if any, receive 50% of the Trust's annual retainer fee and per meeting fee paid at the time the Board member achieved emeritus status.

NOTE 4--Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period April 30, 2000, amounted to $19,351,656 and $50,942,592, respectively.

At  April  30,  2000, accumulated net unrealized depreciation on investments was
$3,610,663,   consisting   of   $2,086,606  gross  unrealized  appreciation  and
$5,697,269 gross unrealized depreciation.

At April 30, 2000, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).


REPORT OF INDEPENDENT AUDITORS

Shareholders and Board of Trustees Dreyfus Premier State Municipal Bond Fund, Minnesota Series

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Dreyfus Premier State Municipal Bond Fund, Minnesota Series (one of the Funds constituting the Dreyfus Premier State Municipal Bond Fund) as of April 30, 2000, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of April 30, 2000 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Premier State Municipal Bond Fund, Minnesota Series at April 30, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated periods, in conformity with accounting principles generally accepted in the United States.


New York, New York

June 9, 2000

                                                             The Fund


IMPORTANT TAX INFORMATION (Unaudited)

In accordance with Federal tax law, the fund hereby makes the following designations regarding its fiscal year ended April 30, 2000:

  --all the dividends paid from investment income--net are "exempt -interest dividends" (not subject to regular Federal and, for individuals who are Minnesota residents, Minnesota personal income taxes), and

  --the fund hereby designates $.0370 per share as a long-term capital gain distribution of the $.0560 per share paid on December 8, 1999.

As required by Federal tax law rules, shareholders will receive notification of their portion of the fund's taxable ordinary dividends (if any) and capital gain distributions (if any) paid for the 2000 calendar year on Form 1099-DIV which will be mailed by January 31, 2001.


NOTES

                                                           For More Information

                        Dreyfus Premier State Municipal Bond Fund, Minnesota Series
                        200 Park Avenue
                        New York, NY 10166

                        Manager

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                        Custodian

                        The Bank of New York
                        100 Church Street
                        New York, NY 10286

                        Transfer Agent & Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        P.O. Box 9671
                        Providence, RI 02940

                        Distributor

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166

To obtain information:

BY TELEPHONE Call your financial representative or 1-800-554-4611

BY MAIL  Write to:
The Dreyfus Premier Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

(c) 2000 Dreyfus Service Corporation                                   055AR004



================================================================================



Dreyfus Premier State

Municipal Bond Fund,

New Jersey Series

ANNUAL REPORT April 30, 2000

(reg.tm)





The views expressed herein are current to the date of this report. These views and the composition of the fund's portfolio are subject to change at any time based on market and other conditions.

           * Not FDIC-Insured
           * Not Bank-Guaranteed
           * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the President

                             3   Discussion of Fund Performance

                             6   Fund Performance

                             8   Statement of Investments

                            11   Statement of Assets and Liabilities

                            12   Statement of Operations

                            13   Statement of Changes in Net Assets

                            15   Financial Highlights

                            18   Notes to Financial Statements

                            23   Report of Independent Auditors

                            24   Important Tax Information

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                                                Dreyfus Premier

                                                     State Municipal Bond Fund,

                                                              New Jersey Series

LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this annual report for Dreyfus Premier State Municipal Bond Fund, New Jersey Series, covering the 12-month period from May 1, 1999 through April 30, 2000. Inside, you'll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, W. Michael Petty.

When the reporting period began, evidence had emerged that the U.S. economy was growing strongly in an environment characterized by high levels of consumer spending and low levels of unemployment. Concerns that inflationary pressures might re-emerge caused the Federal Reserve Board to raise short-term interest rates five times during the reporting period, for a total increase of 1.25 percentage points. While higher interest rates generally led to an erosion of municipal bond prices during much of the reporting period, the tax-exempt bond market showed renewed signs of strength during the first four months of 2000.

Municipal bonds were also influenced by supply-and-demand considerations. These technical influences have caused the yields of tax-exempt bonds to rise to very attractive levels compared to the after-tax yields of taxable bonds of comparable maturity and credit quality, making tax-exempt bonds especially attractive for investors in the higher federal and state income tax brackets.

We appreciate your confidence over the past year, and we look forward to your continued participation in Dreyfus Premier State Municipal Bond Fund, New Jersey Series.

Sincerely,


Stephen E. Canter
President and Chief Investment Officer
The Dreyfus Corporation
May 15, 2000




DISUSSION OF FUND PERFORMANCE

W. Michael Petty, Portfolio Manager

How did Dreyfus Premier State Municipal Bond Fund, New Jersey Series, perform during the period?

For the 12-month period ended April 30, 2000, the fund's Class A shares provided a -4.96% total return, its Class B shares provided a -5.45% total return and its Class C shares provided a -5.66% total return.(1) In comparison, the Lipper New Jersey Municipal Debt Funds category average provided a -3.54% total return for the same period.(2) We attribute the fund's negative absolute returns to a rising interest-rate environment during the period, which caused most municipal bond prices to decline.

What is the fund's investment approach?

Our goal is to seek as high a level of federal and New Jersey tax-exempt income as is practical without undue risk from a diversified portfolio of longer term municipal bonds. To achieve this objective, we employ two primary strategies. First, we evaluate supply-and-demand factors in the bond market that are affected by the relatively few municipal bonds issued by New Jersey. Based on that assessment, we select the individual New Jersey tax-exempt bonds that we believe are most likely to provide the highest returns with the least risk. We look at such criteria as the bond's yield, price, age, creditworthiness of its issuer, insurance, and any provisions for early redemption. Under most circumstances, we look for high yielding bonds that have 10-year call protection and that are selling at a discount to face value.

Second, while we do not attempt to predict changes in interest rates, we may tactically manage the fund's average duration -- a measure of sensitivity to changes in interest rates -- in anticipation of temporary supply-and-demand changes. If we expect the supply of newly issued bonds to increase, we may reduce the fund's average duration to make cash available for the purchase of higher yielding securities.
                                                                        The Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

Conversely, if we expect demand for municipal bonds to surge at a time when we anticipate little issuance, we may increase the fund's average duration to maintain current yields for as long as practical. At other times, we try to maintain a neutral average duration consistent with other New Jersey municipal bond funds.

What other factors influenced the fund's performance?

Although the fund's performance was hurt by a difficult investment environment during the final two months of 1999, the first four months of 2000 generally provided better market conditions and a market rally. This rally helped offset most -- but not all -- of the decline in the first eight months of the reporting period.

When the reporting period began on May 1, 1999, investors had become concerned that strong economic growth might rekindle long-dormant inflationary pressures, especially from rising wages in a tight job market. In an attempt to ease these pressures and forestall a reacceleration of inflation, the Federal Reserve Board raised short-term interest rates five times during the reporting period, causing most bond prices to fall, for a total increase of 1.25 percentage points since mid-1999.

Municipal bond prices also fell during November and December, because of adverse supply-and-demand influences. For a variety of reasons, institutional investors such as insurance companies and mutual funds participated less in the tax-exempt market. Despite strong demand from individual investors, the absence of institutional buyers helped reduce overall demand and drove municipal bond prices down. During the first quarter of 2000, however, issuance of municipal bonds nationally declined approximately 20% compared to the same period in 1999. This supply reduction, combined with robust demand from individual investors, helped support a rebound of municipal bond prices.

What is the fund's current strategy?

Our current strategy is to maintain as high a level of income as practical while reducing volatility and protecting assets in a rising interest-rate environment. Accordingly, we have modestly reduced the portfolio's average duration in an attempt to protect our holdings from the brunt of potential price depreciation and capture higher yields as they become available

From a security selection perspective, we have reduced our holdings of discount bonds and we have enlarged our holdings of insured bonds with competitive yields. While our ability to find such opportunities has been constrained by the small size of the New Jersey municipal marketplace and by the reduced supply of newly issued bonds, our move to higher yielding securities has helped offset some of the price decline caused by rising interest rates.

May 15, 2000

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID, AND DOES NOT TAKE INTO CONSIDERATION THE MAXIMUM INITIAL SALES CHARGE IN THE CASE OF CLASS A SHARES, OR THE APPLICABLE CONTINGENT DEFERRED SALES CHARGE IMPOSED ON REDEMPTIONS IN THE CASE OF CLASS B AND CLASS C SHARES. HAD THESE CHARGES BEEN REFLECTED, RETURNS WOULD HAVE BEEN LOWER. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE, YIELD AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. INCOME MAY BE SUBJECT TO STATE AND LOCAL TAXES FOR NON-NEW JERSEY RESIDENTS AND SOME INCOME MAY BE SUBJECT TO THE FEDERAL ALTERNATIVE MINIMUM TAX
(AMT) FOR CERTAIN INVESTORS. CAPITAL GAINS, IF ANY, ARE FULLY TAXABLE.

(2)  SOURCE: LIPPER ANALYTICAL SERVICES, INC.

                                                             The Fund

FUND PERFORMANCE

Comparison of change in value of $10,000 investment in Dreyfus Premier State Municipal Bond Fund, New Jersey Series Class A shares and Class B shares and the Lehman Brothers Municipal Bond Index

((+))  SOURCE: LIPPER ANALYTICAL SERVICES, INC.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

ON MARCH 31, 1997, THE NEW JERSEY SERIES COMMENCED OPERATIONS THROUGH A TRANSFER OF ASSETS FROM THE NEW JERSEY SERIES OF PREMIER INSURED MUNICIPAL BOND FUND. THE FINANCIAL DATA PROVIDED ABOVE PRIOR TO SUCH DATE IS FOR THE NEW JERSEY SERIES OF PREMIER INSURED MUNICIPAL BOND FUND.

THE ABOVE GRAPH COMPARES A $10,000 INVESTMENT MADE IN EACH OF THE CLASS A SHARES AND CLASS B SHARES OF DREYFUS PREMIER STATE MUNICIPAL BOND FUND, NEW JERSEY SERIES (THE "FUND") ON 5/4/94 (INCEPTION DATE) TO A $10,000 INVESTMENT MADE IN THE LEHMAN BROTHERS MUNICIPAL BOND INDEX (THE "INDEX") ON THAT DATE. FOR COMPARATIVE PURPOSES, THE VALUE OF THE INDEX ON 4/30/94 IS USED AS THE BEGINNING VALUE ON 5/4/94. ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS ARE REINVESTED. PERFORMANCE FOR CLASS C SHARES WILL VARY FROM THE PERFORMANCE OF BOTH CLASS A AND CLASS B SHARES SHOWN ABOVE DUE TO DIFFERENCES IN CHARGES AND EXPENSES.

THE FUND INVESTS PRIMARILY IN NEW JERSEY MUNICIPAL SECURITIES AND ITS PERFORMANCE SHOWN IN THE LINE GRAPH TAKES INTO ACCOUNT THE MAXIMUM INITIAL SALES CHARGE ON CLASS A SHARES AND THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE ON CLASS B SHARES AND ALL OTHER APPLICABLE FEES AND EXPENSES. THE INDEX IS NOT LIMITED TO INVESTMENTS PRINCIPALLY IN NEW JERSEY MUNICIPAL OBLIGATIONS AND DOES NOT TAKE INTO ACCOUNT CHARGES, FEES AND OTHER EXPENSES. THE INDEX, UNLIKE THE FUND, IS AN UNMANAGED TOTAL RETURN PERFORMANCE BENCHMARK FOR THE LONG-TERM, INVESTMENT-GRADE, GEOGRAPHICALLY UNRESTRICTED TAX-EXEMPT BOND MARKET, CALCULATED BY USING MUNICIPAL BONDS SELECTED TO BE REPRESENTATIVE OF THE MUNICIPAL MARKET OVERALL. THESE FACTORS CAN CONTRIBUTE TO THE INDEX POTENTIALLY OUTPERFORMING OR UNDERPERFORMING THE FUND. FURTHER INFORMATION RELATING TO FUND PERFORMANCE, INCLUDING EXPENSE REIMBURSEMENTS, IF APPLICABLE, IS CONTAINED IN THE FINANCIAL HIGHLIGHTS SECTION OF THE PROSPECTUS AND ELSEWHERE IN THIS REPORT.



Average Annual Total Returns AS OF 4/30/00

                                                                           Inception                                       From
                                                                           Date((+))       1 Year          5 Years       Inception
------------------------------------------------------------------------------------------------------------------------------------

CLASS A SHARES
WITH SALES CHARGE (4.5%)                                                    5/4/94         (9.24)%          3.22%          3.72%
WITHOUT SALES CHARGE                                                        5/4/94         (4.96)%          4.17%          4.52%

CLASS B SHARES
WITH REDEMPTION((+)(+))                                                     5/4/94         (9.03)%          3.33%          3.87%
WITHOUT REDEMPTION                                                          5/4/94         (5.45)%          3.65%          4.00%

CLASS C SHARES
WITH REDEMPTION((+)(+)(+))                                                 12/4/95         (6.55)%           --            2.04%
WITHOUT REDEMPTION                                                         12/4/95         (5.66)%           --            2.04%

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

((+))  ON MARCH 31, 1997, THE NEW JERSEY SERIES COMMENCED OPERATIONS THROUGH A
TRANSFER OF ASSETS FROM THE NEW JERSEY SERIES OF PREMIER INSURED MUNICIPAL BOND
FUND. THE FINANCIAL DATA PROVIDED ABOVE PRIOR TO SUCH DATE IS FOR THE NEW JERSEY
SERIES OF PREMIER INSURED MUNICIPAL BOND FUND.

((+)(+))  THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE FOR CLASS B SHARES IS 4%
AND IS REDUCED TO 0% AFTER SIX YEARS, AT WHICH TIME CLASS B SHARES CONVERT TO
CLASS A SHARES .

((+)(+)(+))  THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE FOR CLASS C SHARES IS
1% FOR SHARES REDEEMED WITHIN ONE YEAR OF THE DATE OF PURCHASE.

                                                             The Fund


STATEMENT OF INVESTMENTS

April 30, 2000


STATEMENT OF INVESTMENTS

                                                                                                 Principal
LONG-TERM MUNICIPAL INVESTMENTS--85.1%                                                          Amount ($)              Value ($)
------------------------------------------------------------------------------------------------------------------------------------

NEW JERSEY--75.8%

Camden County Improvement Authority, Revenue (Health
  Care Redevelopment Project--Cooper Health System
  (Obligation Group)

   5.875%, 2/15/2015                                                                            100,000                   74,042

Carteret Board of Education, COP

6%, 1/15/2024 (Insured; MBIA)                                                                   440,000                  451,317

Mercer County Improvement Authority, Revenue

   (County Courthouse Project) 5.75%, 11/1/2017                                                 500,000                  504,920

New Jersey Economic Development Authority, Revenue
   (Educational Testing Service) 4.75%, 5/15/2025
      (Insured; MBIA)                                                                           900,000                  756,657

   First Mortgage:
      (The Evergreens):
         6%, 10/1/2017                                                                          650,000                  559,663

         6%, 10/1/2022                                                                          700,000                  584,500

      (Fellowship Village) 5.50%, 1/1/2018                                                      450,000                  364,874

   Special Facility (Continental Airlines Inc. Project)
      6.25%, 9/15/2019                                                                        1,320,000                1,228,920

   State Lease (State Office Buildings Projects):
      6.125%, 6/15/2018 (Insured; AMBAC)                                                      1,000,000                1,037,510

      (Department of Human Services) 6.25%, 7/1/2024                                          1,000,000                1,006,250

   Water Facilities:
      (New Jersey American Water Co. Inc. Project)
         6.50%, 4/1/2022 (Insured; FGIC)                                                        500,000                  510,785

New Jersey Health Care Facilities Financing Authority, Revenue:
   (Burdette Tomlin Memorial Hospital) 5.50%, 7/1/2019                                          500,000                  450,905

   (General Hospital Center at Passaic) 6.75%, 7/1/2019
      (Insured; FSA)                                                                            550,000                  613,954

   (Saint Barnabas) Zero Coupon, 7/1/2023 (Insured; MBIA)                                     1,000,000                  241,560

   (Saint Elizabeth Hospital Obligation Group) 6%, 7/1/2020                                      75,000                   61,674

   (Virtua Health Issue) 4.50%, 7/1/2028 (Insured; FSA)                                         250,000                  194,527

New Jersey Highway Authority, Garden State Parkway
   General Revenue
   6%, 1/1/2019                                                                                 640,000                  669,126

New Jersey Turnpike Authority, Turnpike Revenue
   6.50%, 1/1/2016                                                                              220,000                  240,000

South Jersey Transportation Authority, LR
   (Raytheon Aircraft Service Inc. Project) 6.15%, 1/1/2022                                     500,000                  456,255

West Orange Board of Education, COP
   6%, 10/1/2024 (Insured; MBIA)                                                                500,000                  509,705


                                                                                                Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                    Amount ($)               Value ($)
------------------------------------------------------------------------------------------------------------------------------------

U.S. RELATED--9.3%

Puerto Rico Housing Bank and Finance Agency, SFMR
   6.25%, 4/1/2029 (Insured; GNMA)                                                              285,000                  285,442

Virgin Islands Public Finance Authority, Gross Receipts
   Taxes Lien Note
   Gross Receipts Taxes Lien Note 6.50%, 10/1/2024                                            1,000,000                1,007,550

TOTAL LONG-TERM MUNICIPAL INVESTMENTS
   (cost $12,439,652)                                                                                                 11,810,136
------------------------------------------------------------------------------------------------------------------------------------


SHORT-TERM MUNICIPAL INVESTMENTS--13.0%
------------------------------------------------------------------------------------------------------------------------------------

New Jersey Economic Development Authority, VRDN:

   EDR (El Dorado Terminal) 6%                                                                  400,000  (a)             400,000
   Natural Gas Facilities Revenue (NUI Corp. Project)
      (Insured; AMBAC) 5.75%                                                                    400,000  (a)             400,000
   Water Facilities Revenue (United Water New Jersey Inc. Project)
      (Insured; AMBAC) 5.95%                                                                    400,000  (a)             400,000

Port Authority of New York and New Jersey,

   Special Obligation Revenue, VRDN
   (Versatile Structure Obligation):
      6.10%                                                                                     500,000  (a)             500,000

      6%                                                                                        100,000  (a)             100,000

TOTAL SHORT-TERM MUNICIPAL INVESTMENTS
   (cost $1,800,000)                                                                                                   1,800,000
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $14,239,652)                                                               98.1%              13,610,136

CASH AND RECEIVABLES (NET)                                                                          1.9%                 261,706

NET ASSETS                                                                                        100.0%              13,871,842

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

Summary of Abbreviations

AMBAC                     American Municipal Bond
                             Assurance Corporation
COP                       Certificate of Participation
EDR                       Economic Development
                             Revenue
FGIC                      Financial Guaranty Insurance
                             Company
FSA                       Financial Security Assurance
GNMA                      Government National Mortgage
                             Association
LR                        Lease Revenue
MBIA                      Municipal Bond Investors
                             Assurance Insurance
                             Corporation
SFMR                      Single Family Mortgage Revenue
VRDN                      Variable Rate Demand Notes

Summary of Combined Ratings (Unaudited)

Fitch                or          Moody's               or        Standard & Poor's                           Value (%)
------------------------------------------------------------------------------------------------------------------------------------
AAA                              Aaa                             AAA                                              38.8
AA                               Aa                              AA                                                3.7
A                                A                               A                                                12.5
BBB                              Baa                             BBB                                              13.9
BB                               Ba                              BB                                                9.0
B                                B                               B                                                  .5
F1                               MIG1/P1                         SP1/A1                                           13.2
Not Rated(b)                     Not Rated(b)                    Not Rated(b)                                      8.4

                                                                                                                 100.0

(A)  SECURITIES PAYABLE ON DEMAND. VARIABLE INTEREST RATE--SUBJECT TO PERIODIC
     CHANGE.

(B)  SECURITIES WHICH, WHILE NOT RATED BY FITCH, MOODY'S AND STANDARD & POOR'S
     HAVE BEEN DETERMINED BY THE MANAGER TO BE OF COMPARABLE QUALITY TO THOSE
     RATED SECURITIES IN WHICH THE FUND MAY INVEST.

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF ASSETS AND LIABILITIES

April 30, 2000

                                                             Cost       Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of Investments  14,239,652  13,610,136

Cash                                                                     88,121

Interest receivable                                                     179,762

Prepaid expenses                                                          7,046

                                                                     13,885,065
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                             7,856

Accrued expenses                                                          5,367

                                                                         13,223
--------------------------------------------------------------------------------

NET ASSETS ($)                                                       13,871,842
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                      14,992,972

Accumulated net realized gain (loss) on investments                    (491,614)

Accumulated net unrealized appreciation (depreciation)
   on investments--Note 4                                              (629,516)
--------------------------------------------------------------------------------

NET ASSETS ($)                                                        13,871,842


NET ASSET VALUE PER SHARE

                                                                              Class A                Class B            Class C
------------------------------------------------------------------------------------------------------------------------------------

Net Assets ($)                                                              4,945,887              8,488,204           437,751

Shares Outstanding                                                            421,328                723,308            37,249
------------------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE PER SHARE ($)                                                   11.74                  11.74             11.75

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF OPERATIONS

Year Ended April 30, 2000

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INTEREST INCOME                                                        890,000

EXPENSES:

Management fee--Note 3(a)                                               85,582

Shareholder servicing costs--Note 3(c)                                  55,079

Distribution fees--Note 3(b)                                            53,568

Registration fees                                                       18,813

Prospectus and shareholders' reports                                    14,958

Auditing fees                                                           14,017

Custodian fees                                                           3,165

Legal fees                                                                 485

Trustees' fees and expenses--Note 3(d)                                     285

Loan commitment fees--Note 2                                               156

Miscellaneous                                                           12,433

TOTAL EXPENSES                                                         258,541

Less--reduction in management fee due to
  undertaking--Note 3(a)                                               (65,782)

NET EXPENSES                                                           192,759

INVESTMENT INCOME--NET                                                 697,241
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments                               (491,965)

Net unrealized appreciation (depreciation) on investments           (1,130,979)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS              (1,622,944)

NET (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                (925,703)

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF CHANGES IN NET ASSETS

                                                      Year Ended April 30,
                                               ---------------------------------
                                                     2000                 1999
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                            697,241               642,885

Net realized gain (loss) on investments          (491,965)              231,591

Net unrealized appreciation (depreciation)
   on investments                              (1,130,979)              (73,816)

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                     (925,703)              800,660
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

Investment income--net:

Class A shares                                   (242,137)             (212,301)

Class B shares                                   (443,125)             (424,424)

Class C shares                                    (11,979)               (6,160)

Net realized gain on investments:

Class A shares                                    (64,561)              (32,649)

Class B shares                                   (135,112)              (72,679)

Class C shares                                     (2,550)               (1,052)

TOTAL DIVIDENDS                                  (899,464)             (749,265)
--------------------------------------------------------------------------------

BENEFICIAL INTEREST TRANSACTIONS ($):

Net proceeds from shares sold:

Class A shares                                  1,037,158             1,206,947

Class B shares                                    975,090             2,694,789

Class C shares                                    422,771               254,987

Dividends reinvested:

Class A shares                                    191,033               155,326

Class B shares                                    369,450               318,957

Class C shares                                      8,141                 5,677

Cost of shares redeemed:

Class A shares                                   (893,433)             (648,145)

Class B shares                                 (3,261,000)           (1,962,099)

Class C shares                                   (307,408)              (28,097)

INCREASE (DECREASE) IN NET ASSETS FROM
   BENEFICIAL INTEREST TRANSACTIONS            (1,458,198)            1,998,342

TOTAL INCREASE (DECREASE) IN NET ASSETS        (3,283,365)            2,049,737
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                            17,155,207            15,105,470

END OF PERIOD                                  13,871,842            17,155,207

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

                                                      Year Ended April 30,
                                                 -------------------------------
                                                     2000                 1999
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS:

CLASS A(A)

Shares sold                                        85,133                90,729

Shares issued for dividends reinvested             15,905                11,685

Shares redeemed                                   (73,722)              (49,056)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING      27,316                53,358
--------------------------------------------------------------------------------

CLASS B(A)

Shares sold                                        80,244               203,083

Shares issued for dividends reinvested             30,723                24,002

Shares redeemed                                  (272,697)             (147,804)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING    (161,730)               79,281
--------------------------------------------------------------------------------

CLASS C

Shares sold                                        36,111                19,197

Shares issued for dividends reinvested                663                   428

Shares redeemed                                   (26,027)               (2,111)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING      10,747                17,514

(A) DURING THE PERIOD ENDED APRIL 30, 2000, 11,326 CLASS B SHARES REPRESENTING $134,440 WERE AUTOMATICALLY CONVERTED TO 11,330 CLASS A SHARES.

SEE NOTES TO FINANCIAL STATEMENTS.


FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.


                                                                                            Nine
                                                                                           Months
                                                                                           Ended
                                                              Year Ended April 30,        April 30,        Year Ended July 31,
                                                         ___________________________                       _________________
CLASS A SHARES                                            2000      1999        1998       1997(a)          1996         1995
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                     13.14      13.08       12.63      12.79            12.71        12.58

Investment Operations:

Investment income-net                                      .59        .57         .61        .42              .59          .71

Net realized and unrealized gain (loss)

   on investments                                        (1.24)       .15         .56       (.02)             .08          .13

Total from Investment Operations                          (.65)       .72        1.17        .40              .67          .84

Distributions:

Dividends from investment income-net                      (.59)      (.57)       (.61)      (.42)            (.59)        (.71)

Dividends from net realized gain
   on investments                                         (.16)      (.09)       (.11)      (.14)              --            --

Total Distributions                                       (.75)      (.66)       (.72)      (.56)            (.59)        (.71)

Net asset value, end of period                           11.74      13.14       13.08      12.63            12.79        12.71
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)(B)                                      (4.96)      5.52        9.48       4.25(c)          5.31         7.01
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                    .88       1.08        1.02       1.20(c)          1.14          .10

Ratio of net investment income

   to average net assets                                  4.84       4.28        4.73       4.39(c)          4.55         5.60

Decrease reflected in above expense
   ratios due to undertakings by The
   Dreyfus Corporation                                     .44        --          .03        .10(c)           .08         1.35

Portfolio Turnover Rate                                 120.61      64.40       50.78     110.12(d)         28.14        43.48
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period

   ($ x 1,000)                                           4,946      5,179       4,454      4,837            5,212        4,981

(A)  THE FUND CHANGED ITS FISCAL YEAR END FROM JULY 31 TO APRIL 30.

(B)  EXCLUSIVE OF SALES CHARGE.

(C)  ANNUALIZED.

(D)  NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

FINANCIAL HIGHLIGHTS (CONTINUED)

                                                                                             Nine
                                                                                             Months
                                                                                             Ended
                                                             Year Ended April 30,         April 30,      Year Ended July 31,
                                                          ___________________________                    _________________
CLASS B SHARES                                             2000       1999       1998       1997(a)       1996         1995
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                       13.14      13.07      12.63      12.79         12.71        12.58

Investment Operations:

Investment income-net                                        .53        .50        .55        .37           .52          .65

Net realized and unrealized gain (loss)

   on investments                                          (1.24)       .16        .55       (.02)          .08          .13

Total from Investment Operations                            (.71)       .66       1.10        .35           .60          .78

Distributions:

Dividends from investment income-net                        (.53)      (.50)      (.55)      (.37)         (.52)        (.65)

Dividends from net realized gain
   on investments                                           (.16)      (.09)      (.11)      (.14)           --            --

Total Distributions                                         (.69)      (.59)      (.66)      (.51)         (.52)        (.65)

Net asset value, end of period                             11.74      13.14      13.07      12.63         12.79        12.71
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)(B)                                        (5.45)      5.08       8.85       3.74(c)       4.79         6.48
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                     1.40       1.58       1.53       1.69(c)       1.63          .61

Ratio of net investment income

   to average net assets                                    4.32       3.78       4.20       3.88(c)       4.04         5.00

Decrease reflected in above expense
   ratios due to undertakings by The
   Dreyfus Corporation                                       .42        --         .03        .09(c)        .08         1.29

Portfolio Turnover Rate                                   120.61      64.40      50.78     110.12(d)      28.14        43.48
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period

   ($ x 1,000)                                             8,488     11,628     10,533      8,680         8,910        6,852

(A)  THE FUND CHANGED ITS FISCAL YEAR END FROM JULY 31 TO APRIL 30.

(B)  EXCLUSIVE OF SALES CHARGE.

(C)  ANNUALIZED.

(D)  NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.



                                                                                                 Nine Months         Year
                                                                                                   Ended            Ended
                                                                  Year Ended April 30,             April 30,        July 31,
                                                         ---------------------------------------
CLASS C SHARES                                               2000         1999         1998        1997(a)          1996(b)
-----------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                        13.15         13.09        12.64       12.78            13.21

Investment Operations:

Investment income--net                                        .50           .46          .50         .35              .32

Net realized and unrealized gain (loss)
   on investments                                           (1.24)          .15          .56          --             (.43)

Total from Investment Operations                             (.74)          .61         1.06         .35             (.11)

Distributions:

Dividends from investment income--net                        (.50)         (.46)        (.50)       (.35)            (.32)

Dividends from net realized gain
   on investments                                            (.16)         (.09)        (.11)       (.14)             --

Total Distributions                                          (.66)         (.55)        (.61)       (.49)            (.32)

Net asset value, end of period                              11.75         13.15        13.09       12.64            12.78
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)(C)                                         (5.66)         4.67         8.55        3.72(d)         (1.21)(d)
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA ($):

Ratio of expenses to average net assets                      1.63          1.88         1.91        1.97(d)          1.95(d)

Ratio of net investment income
   to average net assets                                     4.05          3.42         3.65        3.62(d)          3.68(d)

Decrease reflected in above expense
   ratios due to undertakings by The
   Dreyfus Corporation                                        .41           --           .06         .76(d)           .02(d)

Portfolio Turnover Rate                                    120.61         64.40        50.78      110.12(e)         28.14
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                         438           349          118           1                6

(A)  THE FUND CHANGED ITS FISCAL YEAR END FROM JULY 31 TO APRIL 30.

(B)  FROM DECEMBER 4, 1995 (COMMENCEMENT OF INITIAL OFFERING) TO JULY 31, 1996.

(C)  EXCLUSIVE OF SALES CHARGE.

(D)  ANNUALIZED.

(E)  NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS

NOTE 1--Significant Accounting Policies:

Dreyfus Premier State Municipal Bond Fund (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a non-diversified, open-end management investment company, and operates as a series company currently offering thirteen series, including the New Jersey Series (the "fund")
 . The fund' s investment objective is to maximize current income exempt from Federal and, where applicable, from State income taxes, without undue risk. The Dreyfus Corporation (the "Manager") serves as the fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A, which is a wholly-owned subsidiary of Mellon Financial Corporation.

Effective March 22, 2000, Dreyfus Service Corporation ("DSC"), a wholly-owned subsidiary of the Manager, became the distributor of the fund's shares. Prior to March 22, 2000, Premier Mutual Fund Services, Inc. was the distributor. The fund is authorized to issue an unlimited number of $.001 par value shares in the following classes of shares: Class A, Class B and Class C shares. Class A shares are subject to a sales charge imposed at the time of purchase, Class B shares are subject to a contingent deferred sales charge ("CDSC") imposed on Class B share redemptions made within six years of purchase (five years for shareholders beneficially owning Class B shares on November 30, 1996) and Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase. Class B shares automatically convert to Class A shares after six years. Other differences between the classes include the services offered to and the expenses borne by each class and certain voting rights.

The Trust accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series' operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The fund' s financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.


(A) PORTFOLIO VALUATION: Investments in securities (excluding options and financial futures on municipal and U.S. treasury securities) are valued each business day by an independent pricing service ("Service") approved by the Board of Trustees. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service based on methods which include consideration of: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Options and financial futures on municipal and U.S. treasury securities are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day. Investments not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. Bid price is used when no asked price is available.

(B) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, adjusted for amortization of premiums and original issue discounts on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Under the terms of the custody agreement, the fund received net earnings credits of $654 during the period ended April 30, 2000 based on available cash balances left on deposit. Income earned under this arrangement is included in interest income.

The  fund  follows  an  investment  policy  of  investing primarily in municipal
obligations   of   one   state.   Economic   changes  affecting  the
                                                                        The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

state and certain of its public bodies and municipalities may affect the ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the fund.

(C) DIVIDENDS TO SHAREHOLDERS: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the " Code" ). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain.

(D) FEDERAL INCOME TAXES: It is the policy of the fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all Federal income and excise taxes.

The fund has an unused capital loss carryover of approximately $367,000 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to April 30, 2000. This amount is calculated based on Federal income tax regulations which may differ from financial reporting in accordance with generally accepted accounting principles. If not applied, the carryover expires in fiscal 2008.

NOTE 2--Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $500 million redemption credit facility (the "Facility" ) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the fund at rates based on prevailing market rates in effect at the time of borrowings. During the period ended April 30, 2000, the fund did not borrow under the Facility.


NOTE 3--Management Fee and Other Transactions With Affiliates:

(A) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .55 of 1% of the value of the fund's average daily net assets and is payable monthly. The Manager had undertaken from July 29, 1999 to April 30, 2000, to reduce the management fee paid by the fund, to the extent that the fund' s aggregate expenses, excluding 12b-1 distribution fees, taxes, brokerage fees, commitment fees, interest on borrowings and extraordinary expenses, exceeded an annual rate of .77 of 1% of the value of the fund' s average daily net assets. The reduction in management fee, pursuant to the undertaking, amounted to $65,782 during the period ended April 30, 2000.

(B) Under the Distribution Plan (the "Plan") adopted pursuant to Rule 12b-1 under the Act, Class B and Class C shares pay the distributor for distributing their shares at an annual rate of .50 of 1% of the value of the average daily net assets of Class B shares and .75 of 1% of the value of the average daily net assets of Class C shares. During the period ended April 30, 2000, Class B and Class C shares were charged $51,350 and $2,218, respectively, pursuant to the Plan, of which $4,781 and $258 for Class B and Class C shares, respectively, were paid to DSC.

(C) Under the Shareholder Services Plan, Class A, Class B and Class C shares pay the distributor at an annual rate of .25 of 1% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services. The distributor determines the amounts to be paid to Service Agents. During the period ended April 30, 2000, Class A, Class B and Class C shares were charged $12,487, $25,675 and $739, respectively, pursuant to the Shareholder
                                                                        The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

Services Plan, of which $1,351, $2,391 and $86 for Class A, Class B and Class C shares, respectively, were paid to DSC.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended April 30, 2000, the fund was charged $7,336 pursuant to the transfer agency agreement.

(D) Each Board member also serves as a Board member of other funds within the Dreyfus complex (collectively, the "Fund Group"). Effective April 13, 2000, each Board member receives an annual fee of $50,000 and a fee of $6,500 for each meeting held in person and $500 for telephone meetings. These fees are allocated among the funds in the Fund Group. The Chairman of the Board receives an additional 25% of such compensation. Prior to April 13, 2000, each Board member who was not an "affiliated person" as defined in the Act received from the Trust an annual fee of $2,500 and an attendance fee of $250 per meeting. The Chairman of the Board received an additional 25% of such compensation. Subject to the fund' s Director Emeritus Program Guidelines, Emeritus Board members, if any, receive 50% of the Trust's annual retainer fee and per meeting fee paid at the time the Board member achieved emeritus status.

NOTE 4--Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended April 30, 2000, amounted to $17,840,324 and $21,139,986, respectively.

At April 30, 2000, accumulated net unrealized depreciation on investments was $629,516, consisting of $95,462 gross unrealized appreciation and $724,978 gross unrealized depreciation.

At April 30, 2000, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).


REPORT OF INDEPENDENT AUDITORS

Shareholders and Board of Trustees Dreyfus Premier State Municipal Bond Fund, New Jersey Series

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Dreyfus Premier State Municipal Bond Fund, New Jersey Series (one of the Funds constituting the Dreyfus Premier State Municipal Bond Fund) as of April 30, 2000, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund' s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of April 30, 2000 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Premier State Municipal Bond Fund, New Jersey Series at April 30, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated periods, in conformity with accounting principles generally accepted in the United States.


New York, New York

June 9, 2000

                                                             The Fund


IMPORTANT TAX INFORMATION (Unaudited)

In accordance with Federal tax law, the fund hereby makes the following designations regarding its fiscal year ended April 30, 2000:

--all the dividends paid from investment income--net are "exempt-interest dividends" (not subject to regular Federal and, for individuals who are New Jersey residents, New Jersey personal income taxes), and

--the fund hereby designates $.1329 per share as a long-term capital gain distribution of the $.1568 per share paid on December 8, 1999.

As required by Federal tax law rules, shareholders will receive notification of their portion of the fund's taxable ordinary dividends (if any) and capital gain distributions (if any) paid for the 2000 calendar year on Form 1099-DIV which will be mailed by January 31, 2001.


                                                           For More Information

                        Dreyfus Premier State Municipal Bond Fund, New Jersey Series
                        200 Park Avenue
                        New York, NY 10166

                        Manager

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                        Custodian

                        The Bank of New York
                        100 Church Street
                        New York, NY 10286

                        Transfer Agent & Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        P.O. Box 9671
                        Providence, RI 02940

                        Distributor

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166

To obtain information:

BY TELEPHONE Call your financial representative or 1-800-554-4611

BY MAIL  Write to:
The Dreyfus Premier Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

(c) 2000 Dreyfus Service Corporation                                   380AR004



================================================================================






Dreyfus Premier State

Municipal Bond Fund,

North Carolina Series

ANNUAL REPORT April 30, 2000

(reg.tm)


================================================================================


The views expressed herein are current to the date of this report. These views and the composition of the fund's portfolio are subject to change at any time based on market and other conditions.

           * Not FDIC-Insured
           * Not Bank-Guaranteed
           * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the President

                             3   Discussion of Fund Performance

                             6   Fund Performance

                             8   Statement of Investments

                            12   Statement of Assets and Liabilities

                            13   Statement of Operations

                            14   Statement of Changes in Net Assets

                            16   Financial Highlights

                            19   Notes to Financial Statements

                            24   Report of Independent Auditors

                            25   Important Tax Information

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                                                Dreyfus Premier

                                                     State Municipal Bond Fund,

                                                          North Carolina Series

LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this annual report for Dreyfus Premier State Municipal Bond Fund, North Carolina Series, covering the 12-month period from May 1, 1999 through April 30, 2000. Inside, you'll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, W. Michael Petty.

When the reporting period began, evidence had emerged that the U.S. economy was growing strongly in an environment characterized by high levels of consumer spending and low levels of unemployment. Concerns that inflationary pressures might re-emerge caused the Federal Reserve Board to raise short-term interest rates five times during the reporting period, for a total increase of 1.25 percentage points. While higher interest rates generally led to an erosion of municipal bond prices during much of the reporting period, the tax-exempt bond market showed renewed signs of strength during the first four months of 2000.

Municipal bonds were also influenced by supply-and-demand considerations. These technical influences have caused the yields of tax-exempt bonds to rise to very attractive levels compared to the after-tax yields of taxable bonds of comparable maturity and credit quality, making tax-exempt bonds especially attractive for investors in the higher federal and state income tax brackets.

We appreciate your confidence over the past year, and we look forward to your continued participation in Dreyfus Premier State Municipal Bond Fund, North Carolina Series.

Sincerely,


Stephen E. Canter
President and Chief Investment Officer
The Dreyfus Corporation
May 15, 2000




DISCUSSION OF FUND PERFORMANCE

W. Michael Petty, Portfolio Manager

How did Dreyfus Premier State Municipal Bond Fund, North Carolina Series, perform during the period?

For the 12-month period ended April 30, 2000, the fund's Class A shares provided a -3.38% total return, its Class B shares provided a -3.88% total return and its Class C shares provided a -4.10% total return.(1) In comparison, the Lipper
North Carolina Municipal Debt Funds category average provided a -3.05% total return for the same period.(2) We attribute the fund's negative absolute returns to a rising interest-rate environment during the period, which caused most municipal bond prices to decline.

What is the fund's investment approach?

Our goal is to seek as high a level of federal and North Carolina tax-exempt income as is practical without undue risk from a diversified portfolio of longer term municipal bonds. To achieve this objective, we employ two primary strategies. First, we evaluate supply-and-demand factors in the bond market that are affected by the relatively few municipal bonds issued by North Carolina. Based on that assessment, we select the individual North Carolina tax-exempt bonds that we believe are most likely to provide the highest returns with the least risk. We look at such criteria as the bond' s yield, price, age, creditworthiness of its issuer, insurance, and any provisions for early redemption. Under most circumstances, we look for high yielding bonds that have 10-year call protection and that are selling at a discount to face value.

Second, while we do not attempt to predict changes in interest rates, we may tactically manage the fund' s average duration -- a measure of sensitivity to changes in interest rates -- in anticipation of temporary supply-and-demand changes. If we expect the supply of newly issued bonds to increase, we may reduce the fund' s average duration to make cash available for the purchase of higher yielding securities. Conversely, if we expect demand for municipal bonds to surge at a
                                                                        The Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

time when we anticipate little issuance, we may increase the fund's average duration to maintain current yields for as long as practical. At other times, we try to maintain a "neutral" average duration consistent with other North Carolina municipal bond funds.

What other factors influenced the fund's performance?

Although the fund's performance was hurt by a difficult investment environment during the final two months of 1999, the first four months of 2000 generally provided better market conditions and a market rally. This rally helped offset most -- but not all -- of the decline in the first eight months of the reporting period.

When the reporting period began on May 1, 1999, investors had become concerned that strong economic growth might rekindle long-dormant inflationary pressures, especially from rising wages in a tight job market. In an attempt to ease these pressures and forestall a reacceleration of inflation, the Federal Reserve Board raised short-term interest rates five times during the reporting period, causing most bond prices to fall, for a total increase of 1.25 percentage points since mid-1999.

Municipal bond prices also fell during November and December, because of adverse supply-and-demand influences. For a variety of reasons, institutional investors such as insurance companies and mutual funds participated less in the tax-exempt market. Despite strong demand from individual investors, the absence of institutional buyers helped reduce overall demand and drove municipal bond prices down. During the first quarter of 2000, however, issuance of municipal bonds nationally declined approximately 20% compared to the same period in 1999. This supply reduction, combined with robust demand from individual investors, helped support a rebound of municipal bond prices.

What is the fund's current strategy?

Our current strategy is to maintain as high a level of income as practical, while reducing volatility and protecting assets in a rising interest-rate environment. Accordingly, we have modestly reduced the portfolio' s average duration to the short end of the neutral range in an attempt to protect our holdings from the brunt of potential price depreciation and capture higher yields as they become available.

From a security selection perspective, we have focused primarily on insured bonds with competitive yields. However, our ability to find such opportunities has been constrained by the reduced supply of newly issued bonds in the North Carolina marketplace. Consequently, as of April 30, 2000, the fund contained a higher level of cash -- primarily invested in tax-exempt money market instruments -- than is usual. Cash and cash equivalents comprised about 10% of the portfolio and have helped us reduce the fund's average duration. We hope to put our cash reserves back to work in longer term bonds when we believe that interest rates may have peaked and the Federal Reserve Board is finished
tightening    monetary    policy.

May 15, 2000

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID, AND DOES NOT TAKE INTO CONSIDERATION THE MAXIMUM INITIAL SALES CHARGE IN THE CASE OF CLASS A SHARES, OR THE APPLICABLE CONTINGENT DEFERRED SALES CHARGE IMPOSED ON REDEMPTIONS IN THE CASE OF CLASS B AND CLASS C SHARES. HAD THESE CHARGES BEEN REFLECTED, RETURNS WOULD HAVE BEEN LOWER. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE, YIELD AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. INCOME MAY BE SUBJECT TO STATE AND LOCAL TAXES FOR NON-NORTH CAROLINA RESIDENTS AND SOME INCOME MAY BE SUBJECT TO THE FEDERAL ALTERNATIVE MINIMUM TAX (AMT) FOR CERTAIN INVESTORS. CAPITAL GAINS, IF ANY, ARE FULLY TAXABLE.

(2)  SOURCE: LIPPER ANALYTICAL SERVICES, INC.

                                                             The Fund

FUND PERFORMANCE

Comparison of change in value of $10,000 investment in Dreyfus Premier State Municipal Bond Fund, North Carolina Series Class A shares and the Lehman Brothers Municipal Bond Index

((+))  SOURCE: LIPPER ANALYTICAL SERVICES, INC.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

THE ABOVE GRAPH COMPARES A $10,000 INVESTMENT MADE IN CLASS A SHARES OF DREYFUS PREMIER STATE MUNICIPAL BOND FUND, NORTH CAROLINA SERIES (THE "FUND") ON 8/1/91 (INCEPTION DATE) TO A $10,000 INVESTMENT MADE IN THE LEHMAN BROTHERS MUNICIPAL BOND INDEX (THE "INDEX") ON THAT DATE. FOR COMPARATIVE PURPOSES, THE VALUE OF THE INDEX ON 7/31/91 IS USED AS THE BEGINNING VALUE ON 8/1/91. ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS ARE REINVESTED. PERFORMANCE FOR CLASS B AND CLASS C SHARES WILL VARY FROM THE PERFORMANCE OF CLASS A SHARES SHOWN ABOVE DUE TO DIFFERENCES IN CHARGES AND EXPENSES.

THE FUND INVESTS PRIMARILY IN NORTH CAROLINA MUNICIPAL SECURITIES AND ITS PERFORMANCE SHOWN IN THE LINE GRAPH TAKES INTO ACCOUNT THE MAXIMUM INITIAL SALES CHARGE ON CLASS A SHARES AND ALL OTHER APPLICABLE FEES AND EXPENSES. THE INDEX IS NOT LIMITED TO INVESTMENTS PRINCIPALLY IN NORTH CAROLINA MUNICIPAL OBLIGATIONS AND DOES NOT TAKE INTO ACCOUNT CHARGES, FEES AND OTHER EXPENSES. THE INDEX, UNLIKE THE FUND, IS AN UNMANAGED TOTAL RETURN PERFORMANCE BENCHMARK FOR THE LONG-TERM, INVESTMENT-GRADE, GEOGRAPHICALLY UNRESTRICTED TAX-EXEMPT BOND MARKET, CALCULATED BY USING MUNICIPAL BONDS SELECTED TO BE REPRESENTATIVE OF THE MUNICIPAL MARKET OVERALL. THESE FACTORS CAN CONTRIBUTE TO THE INDEX POTENTIALLY OUTPERFORMING OR UNDERPERFORMING THE FUND. FURTHER INFORMATION RELATING TO FUND PERFORMANCE, INCLUDING EXPENSE REIMBURSEMENTS, IF APPLICABLE, IS CONTAINED IN THE FINANCIAL HIGHLIGHTS SECTION OF THE PROSPECTUS AND ELSEWHERE IN THIS REPORT



Average Annual Total Returns AS OF 4/30/00

                                                                           Inception                                       From
                                                                             Date          1 Year          5 Years       Inception
------------------------------------------------------------------------------------------------------------------------------------

CLASS A SHARES
WITH SALES CHARGE (4.5%)                                                    8/1/91         (7.74)%          4.37%          5.80%
WITHOUT SALES CHARGE                                                        8/1/91         (3.38)%          5.34%          6.36%

CLASS B SHARES
WITH REDEMPTION((+))                                                        1/15/93        (7.55)%          4.48%          4.77%
WITHOUT REDEMPTION                                                          1/15/93        (3.88)%          4.81%          4.77%

CLASS C SHARES
WITH REDEMPTION((+)(+))                                                     8/15/95        (5.01)%           --            4.51%
WITHOUT REDEMPTION                                                          8/15/95        (4.10)%           --            4.51%

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

((+))  THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE FOR CLASS B SHARES IS 4% AND
IS REDUCED TO 0% AFTER SIX YEARS, AT WHICH TIME CLASS B SHARES CONVERT TO CLASS
A SHARES.

((+)(+))  THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE FOR CLASS C SHARES IS 1%
FOR SHARES REDEEMED WITHIN ONE YEAR OF THE DATE OF PURCHASE.

                                                             The Fund


STATEMENT OF INVESTMENTS


STATEMENT OF INVESTMENTS

April 30, 2000

                                                                                              Principal
LONG-TERM MUNICIPAL INVESTMENTS--90.2%                                                       Amount ($)                   Value ($)
------------------------------------------------------------------------------------------------------------------------------------

NORTH CAROLINA--68.1%

Appalachian State University, Utility System Revenue

   5%, 5/15/2024 (Insured; MBIA)                                                              1,160,000                1,017,958

Buncombe County Metropolitan Sewage District,

  Sewage System Revenue

   6.75%, 7/1/2022 (Prerefunded 7/1/2002)                                                       500,000  (a)             529,045

Charlotte, Special Facilities Revenue (Charlotte-Douglas

   International Airport) 5.60%, 7/1/2027                                                     3,450,000                2,753,859

Dare County, Utility System Revenue

   4.75%, 6/1/2024 (Insured; MBIA)                                                              750,000                  628,387

Monroe, Combined Enterprise System Revenue
   4.50%, 3/1/2023                                                                            2,630,000                2,099,713

New Hanover County Industrial Facilities and Pollution Control

  Financing Authority (Occidental Petroleum)

   6.50%, 8/1/2014                                                                            1,000,000                  996,650

North Carolina Eastern Municipal Power Agency, Power

  System Revenue:

      6%, 1/1/2013                                                                            2,500,000                2,449,850

      6%, 1/1/2022                                                                            1,000,000                  931,230

      6.75%, 1/1/2026                                                                         3,000,000                3,024,570

North Carolina Educational Assistance Authority, Guaranteed

   Student Loan Revenue 6.35%, 7/1/2016                                                       4,375,000                4,456,244

North Carolina Housing Finance Agency

   Single Family Revenue 6.50%, 9/1/2026                                                      4,125,000                4,183,534

North Carolina Medical Care Commission,

  Health, Hospital and Nursing Home Revenue:

    (Annie Penn Memorial Hospital  Project)

         7.50%, 8/15/2021                                                                     3,750,000                3,981,150

      (Deerfield Episcopal Hospital):

         6%, 11/1/2019                                                                        1,670,000                1,413,154

         6%, 11/1/2027                                                                          500,000                  412,445

      (Depaul Community Facilities Project)

         7.625%, 11/1/2029                                                                    2,115,000                2,029,998

      (Firsthealth of the Carolinas) 4.75%, 10/1/2026                                           400,000                  319,160

      (Halifax Regional Medical Center) 5%, 8/15/2024                                           800,000                  595,272

      (North Carolina Housing Foundation Inc.)

         6.625%, 8/15/2030 (Insured; ACA)                                                     3,000,000                3,024,720

      (Pitt County Memorial Hospital)

         4.75%, 12/1/2028 (Insured; MBIA)                                                     2,740,000                2,203,124

      (Southeast Regional Medical Center)

         6.25%, 6/1/2029                                                                      2,000,000                1,933,620

      (Wilson Memorial Hospital Project)

         Zero Coupon, 11/1/2016 (Insured; AMBAC)                                              3,055,000                1,173,609


                                                                                               Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                   Amount ($)                   Value ($)
------------------------------------------------------------------------------------------------------------------------------------

NORTH CAROLINA (CONTINUED)

North Carolina Municipal Power Agency Number 1,

  Catawba Electric Revenue

   5.50%, 1/1/2015 (Insured; MBIA)                                                            4,000,000                3,969,840

Sampson Area Development Corp., Installment Payment

   Revenue 4.75%, 6/1/2024 (Insured; MBIA)                                                    1,000,000                  833,420

Shelby, Combined Enterprise System Revenue

   5.625%, 5/1/2014                                                                           1,000,000                  993,300

University of North Carolina, Multiple Utility Revenues:

   Zero Coupon, 8/1/2018                                                                      2,500,000                  863,175

   4.50%, 10/1/2018                                                                           1,500,000                1,245,990

   4.50%, 10/1/2023                                                                           1,580,000                1,257,775

University of North Carolina Hospitals at Chapel Hill, Revenue

   5%, 2/15/2024 (Insured; AMBAC)                                                             1,000,000                  873,490

Winston-Salem, Water and Sewer System Revenue

   5%, 6/1/2016                                                                               2,000,000                1,846,760

U.S. RELATED--22.1%

Guam Airport Authority, Airport and Marina Revenue

   6.70%, 10/1/2023                                                                           2,000,000                2,024,900

Guam Power Authority, Electric Power and Light Revenues

   6.30%, 10/1/2022                                                                           2,000,000                2,115,900

Commonwealth of Puerto Rico

   6.80%, 7/1/2021 (Prerefunded 7/1/2002)                                                       600,000  (a)             635,832

Commonwealth of Puerto Rico Infrastructure Financing

   Authority 5%, 7/1/2015 (Insured; AMBAC)                                                    3,880,000                3,668,424

Puerto Rico Ports Authority, Special Facilities Revenue

  (American Airlines):

      6.30%, 6/1/2023 (Guaranteed; AMR Corp.)                                                 1,000,000                  989,140

      6.25%, 6/1/2026 (Guaranteed; AMR Corp.)                                                   160,000                  157,362

Virgin Islands Territory, Hugo Insurance Claims Fund Program

   7.75%, 7/1/2011                                                                            1,160,000                1,211,318

Virgin Islands Public Finance Authority, Revenues,

   Matching Fund Loan Notes 7.25%, 10/1/2018                                                  4,000,000                4,317,360

Virgin Islands Water and Power Authority, Electric System

   Revenue 7.40%, 7/1/2011                                                                    1,690,000                1,761,183

TOTAL LONG-TERM MUNICIPAL INVESTMENTS

   (cost $70,804,600)                                                                                                 68,922,461

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                              Principal
SHORT-TERM MUNICIPAL INVESTMENTS--7.3%                                                       Amount ($)                   Value ($)
------------------------------------------------------------------------------------------------------------------------------------

Person County Industrial Facilities and Pollution Control

  Financing Authority, SWDR, VRDN

  (Carolina Power and Light Co. Project)

   6.15% (LOC; Suntrust Bank)                                                                 1,100,000  (b)           1,100,000

Wake County Industrial Facilities and Pollution Control

  Financing Authority, Revenue, VRDN

  (Carolina Power and Light Co. Project)

   6.10% (LOC; Bank of New York)                                                              4,500,000  (b)           4,500,000

TOTAL SHORT-TERM MUNICIPAL INVESTMENTS

   (cost $5,600,000)                                                                                                   5,600,000
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $76,404,600)                                                              97.5%               74,522,461

CASH AND RECEIVABLES (NET)                                                                         2.5%                1,886,504

NET ASSETS                                                                                       100.0%               76,408,965


Summary of Abbreviations

ACA                       American Capital Access
AMBAC                     American Municipal Bond
                             Assurance Corporation
LOC                       Letter of Credit
MBIA                      Municipal Bond Investors
                             Assurance Insurance
                             Corporation
SWDR                      Solid Waste Disposal Revenue
VRDN                      Variable Rate Demand Notes

Summary of Combined Ratings (Unaudited)

Fitch                or          Moody's               or        Standard & Poor's                           Value (%)
------------------------------------------------------------------------------------------------------------------------------------
AAA                              Aaa                             AAA                                              35.7
AA                               Aa                              AA                                                9.7
A                                A                               A                                                14.8
BBB                              Baa                             BBB                                              21.9
F1                               MIG1                            SP1                                               6.0
F2                               MIG2                            SP2                                               1.4
Not Rated(c)                     Not Rated(c)                    Not Rated(c)                                     10.5

                                                                                                                 100.0

(A)  BONDS WHICH ARE PREREFUNDED ARE COLLATERALIZED BY U.S. GOVERNMENT
     SECURITIES WHICH ARE HELD IN ESCROW AND ARE USED TO PAY PRINCIPAL AND
     INTEREST ON THE MUNICIPAL ISSUE AND TO RETIRE THE BONDS IN FULL AT THE
     EARLIEST REFUNDING DATE.

(B)  SECURITIES PAYABLE ON DEMAND. VARIABLE RATE INTEREST--SUBJECT TO PERIODIC
     CHANGE.

(C)  SECURITIES WHICH, WHILE NOT RATED BY FITCH, MOODY'S AND STANDARD & POOR'S
     HAVE BEEN DETERMINED BY THE MANAGER TO BE OF COMPARABLE QUALITY TO THOSE
     RATED SECURITIES IN WHICH THE FUND MAY INVEST.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF ASSETS AND LIABILITIES

April 30, 2000

                                                             Cost        Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of Investments  76,404,600  74,522,461

Cash                                                                    512,971

Interest receivable                                                   1,241,859

Receivable for investment securities sold                               223,533

Receivable for shares of Beneficial Interest subscribed                  14,499

Prepaid expenses                                                          7,961

                                                                     76,523,284
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                            59,043

Payable for shares of Beneficial Interest redeemed                       40,836

Accrued expenses                                                         14,440

                                                                        114,319
--------------------------------------------------------------------------------

NET ASSETS ($)                                                       76,408,965
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                      79,284,752

Accumulated net realized gain (loss) on investments                   (993,648)

Accumulated net unrealized appreciation (depreciation)
   on investments--Note 4                                           (1,882,139)
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      76,408,965

NET ASSET VALUE PER SHARE

                                                                              Class A               Class B                Class C
------------------------------------------------------------------------------------------------------------------------------------

Net Assets ($)                                                             55,883,278             19,854,450                671,237

Shares Outstanding                                                          4,367,993              1,553,150                 52,444
------------------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE PER SHARE ($)                                                   12.79                  12.78                  12.80

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF OPERATIONS

Year Ended April 30, 2000

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INTEREST INCOME                                                      4,822,272

EXPENSES:

Management fee--Note 3(a)                                              447,702

Shareholder servicing costs--Note 3(c)                                 265,320

Distribution fees--Note 3(b)                                           135,403

Registration fees                                                       27,995

Professional fees                                                       17,497

Prospectus and shareholders' reports                                    11,591

Custodian fees                                                           8,539

Trustees' fees and expenses--Note 3(d)                                   1,187

Loan commitment fees--Note 2                                               720

Miscellaneous                                                            8,909

TOTAL EXPENSES                                                         924,863

INVESTMENT INCOME--NET                                               3,897,409
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments                              (944,064)

Net unrealized appreciation (depreciation) on investments          (6,184,731)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS             (7,128,795)

NET (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS             (3,231,386)

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF CHANGES IN NET ASSETS

                                                       Year Ended April 30,
                                               ---------------------------------
                                                     2000                 1999
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                          3,897,409            3,869,834

Net realized gain (loss) on investments         (944,064)              908,096

Net unrealized appreciation (depreciation)
   on investments                             (6,184,731)             (152,616)

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                  (3,231,386)            4,625,314
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

Investment income--net:

Class A shares                                (2,714,734)          (1,969,580)

Class B shares                                (1,159,710)          (1,894,185)

Class C shares                                   (22,965)              (6,069)

Net realized gain on investments:

Class A shares                                  (154,335)            (212,660)

Class B shares                                   (65,459)            (248,449)

Class C shares                                    (1,171)                (540)

TOTAL DIVIDENDS                               (4,118,374)          (4,331,483)
--------------------------------------------------------------------------------

BENEFICIAL INTEREST TRANSACTIONS ($):

Net proceeds from shares sold:

Class A shares                                 19,895,728            9,826,910

Class B shares                                  3,458,755            6,026,320

Class C shares                                    536,777              415,737

Dividends reinvested:

Class A shares                                  1,521,432            1,147,257

Class B shares                                    727,452            1,337,827

Class C shares                                      7,805                2,035

Cost of shares redeemed:

Class A shares                                (8,658,982)          (4,905,844)

Class B shares                               (21,222,657)         (13,287,728)

Class C shares                                  (270,201)             (25,569)

INCREASE (DECREASE) IN NET ASSETS FROM
   BENEFICIAL INTEREST TRANSACTIONS           (4,003,891)             536,945

TOTAL INCREASE (DECREASE) IN NET ASSETS      (11,353,651)             830,776
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                            87,762,616           86,931,840

END OF PERIOD                                  76,408,965           87,762,616

SEE NOTES TO FINANCIAL STATEMENTS.


                                                       Year Ended April 30,
                                               ---------------------------------
                                                     2000                 1999
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS:

CLASS A(A)

Shares sold                                     1,491,337              701,323

Shares issued for dividends reinvested            117,049               81,450

Shares redeemed                                 (665,463)            (348,339)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING     942,923              434,434
--------------------------------------------------------------------------------

CLASS B(A)

Shares sold                                       258,146              428,998

Shares issued for dividends reinvested             55,751               95,019

Shares redeemed                               (1,596,342)            (947,962)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING  (1,282,445)           (423,945)
--------------------------------------------------------------------------------

CLASS C

Shares sold                                        41,378               29,569

Shares issued for dividends reinvested                599                  145

Shares redeemed                                  (20,613)              (1,805)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING      21,364              27,909

(A) DURING THE PERIOD ENDED APRIL 30, 2000, 1,104,632 CLASS B SHARES REPRESENTING $14,624,314 WERE AUTOMATICALLY CONVERTED TO 1,104,109 CLASS A SHARES.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.


                                                                                           Year Ended April 30,
                                                                 -------------------------------------------------------------------
CLASS A SHARES                                                   2000          1999           1998           1997          1996
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                            13.95         13.91          13.23          12.91         12.72

Investment Operations:

Investment income--net                                            .65           .66            .67            .67           .67

Net realized and unrealized
   gain (loss) on investments                                   (1.12)          .11            .68            .32           .19

Total from Investment Operations                                 (.47)          .77           1.35            .99           .86

Distributions:

Dividends from investment income--net                            (.65)         (.66)          (.67)          (.67)         (.67)

Dividends from net realized gain
   on investments                                                (.04)         (.07)            --             --            --

Total Distributions                                             (.69)          (.73)          (.67)         (.67)          (.67)

Net asset value, end of period                                 12.79          13.95          13.91         13.23          12.91
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)(A)                                            (3.38)          5.63          10.39          7.81           6.79
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                          .97            .94            .87          1.04            .98

Ratio of net investment income
   to average net assets                                        4.97           4.68           4.89          5.10           5.11

Decrease reflected in above expense ratios
   due to undertakings by The Dreyfus
   Corporation                                                    --            --              --           --             .02

Portfolio Turnover Rate                                        39.92          41.15          32.28         44.91          47.15
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                         55,883         47,794         41,592        42,130         47,042

(A) EXCLUSIVE OF SALES CHARGE.

SEE NOTES TO FINANCIAL STATEMENTS.


                                                                                              Year Ended April 30,
                                                                 -------------------------------------------------------------------
CLASS B SHARES                                                   2000          1999          1998           1997           1996
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                            13.94         13.90         13.22         12.90          12.71

Investment Operations:

Investment income--net                                            .58           .59           .60           .60            .60

Net realized and unrealized
   gain (loss) on investments                                   (1.12)          .11           .68           .32            .19

Total from Investment Operations                                 (.54)          .70          1.28           .92            .79

Distributions:

Dividends from investment income--net                            (.58)         (.59)         (.60)         (.60)          (.60)

Dividends from net realized gain
   on investments                                                (.04)         (.07)           --            --             --

Total Distributions                                              (.62)         (.66)         (.60)         (.60)          (.60)

Net asset value, end of period                                  12.78         13.94         13.90         13.22          12.90
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)(A)                                             (3.88)         5.10          9.84          7.27           6.25
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                         1.48           1.44          1.38          1.54           1.49

Ratio of net investment income
   to average net assets                                        4.42           4.16          4.39          4.59           4.59

Decrease reflected in above expense ratios
   due to undertakings by The Dreyfus
   Corporation                                                   --             --             --           --             .02

Portfolio Turnover Rate                                        39.92          41.15         32.28         44.91          47.15
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                         19,854         39,535        45,296        43,979         42,668

(A) EXCLUSIVE OF SALES CHARGE.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

FINANCIAL HIGHLIGHTS (CONTINUED)

                                                                                             Year Ended April 30,
                                                                 -------------------------------------------------------------------
CLASS C SHARES                                                   2000          1999          1998          1997        1996(a)
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                            13.96         13.90         13.22         12.90          12.76

Investment Operations:

Investment income--net                                            .55           .56           .57           .57            .40

Net realized and unrealized
   gain (loss) on investments                                   (1.12)          .13           .68           .32            .14

Total from Investment Operations                                 (.57)          .69          1.25           .89            .54

Distributions:

Dividends from investment income--net                            (.55)         (.56)         (.57)         (.57)          (.40)

Dividends from net realized gain
   on investments                                                (.04)         (.07)           --            --              --

Total Distributions                                              (.59)         (.63)         (.57)         (.57)          (.40)

Net asset value, end of period                                  12.80         13.96         13.90         13.22          12.90
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)(B)                                             (4.10)         5.02          9.58          7.00           5.92(c)
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                          1.72          1.63          1.62          1.77           1.73(c)

Ratio of net investment income
   to average net assets                                         4.22          3.83          4.08          4.31           4.31(c)

Portfolio Turnover Rate                                         39.92         41.15         32.28         44.91          47.15
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                             671           434            44            11              1

(A) FROM AUGUST 15, 1995 (COMMENCEMENT OF INITIAL OFFERING) TO APRIL 30, 1996.

(B) EXCLUSIVE OF SALES CHARGE.

(C) ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.


NOTES TO FINANCIAL STATEMENTS

NOTE 1--Significant Accounting Policies:

Dreyfus Premier State Municipal Bond Fund (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a non-diversified open-end management investment company, and operates as a series company currently offering thirteen series including the North Carolina Series (the " fund" ). The fund's investment objective is to maximize current income exempt from Federal and, where applicable, from State income taxes, without undue risk. The Dreyfus Corporation (the "Manager") serves as the fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A which is a wholly-owned subsidiary of Mellon Financial Corporation.

Effective March 22, 2000, Dreyfus Service Corporation ("DSC"), a wholly-owned subsidiary of the Manager, became the distributor of the fund's shares. Prior to March 22, 2000, Premier Mutual Fund Services, Inc. was the distributor. The fund is authorized to issue an unlimited number of $.001 par value shares in the following classes of shares: Class A, Class B and Class C shares. Class A shares are subject to a sales charge imposed at the time of purchase, Class B shares are subject to a contingent deferred sales charge ("CDSC") imposed on Class B share redemptions made within six years of purchase (five years for shareholders beneficially owning Class B shares on November 30, 1996) and Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase. Class B shares automatically convert to Class A shares after six years. Other differences between the classes include the services offered to and the expenses borne by each class and certain voting rights.

The Trust accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series' operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The  fund' s  financial  statements  are  prepared  in accordance with generally
accepted   accounting  principles  which  may  require  the  use  of
                                                                        The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

management estimates and assumptions. Actual results could differ from those estimates.

(A) PORTFOLIO VALUATION: Investments in securities (excluding options and financial futures on municipal and U.S. treasury securities) are valued each business day by an independent pricing service ("Service") approved by the Board of Trustees. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Options and financial futures on municipal and U.S. treasury securities are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day. Investments not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. Bid price is used when no asked price is available.

(B) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, adjusted for amortization of premiums and original issue discounts on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Under the terms of the custody agreement, the fund received net earnings credits of $7,321 during the period ended April 30, 2000 based on available cash balances left on deposit. Income earned under this arrangement is included in interest income.


The fund follows an investment policy of investing primarily in municipal obligations of one state. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the fund.

(C) DIVIDENDS TO SHAREHOLDERS: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code" ). To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the fund not to distribute such gain.

(D) FEDERAL INCOME TAXES: It is the policy of the fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all Federal income and excise taxes.

The Fund has an unused capital loss carryover of approximately $306,000 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to April 30, 2000. This amount is calculated based on federal income tax regulations which may differ from financial reporting in accordance with generally accepted accounting principles. If not applied, the carryover expires in fiscal 2008.

NOTE 2--Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $500 million redemption credit facility (the "Facility" ) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to
                                                                        The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

the fund at rates based on prevailing market rates in effect at the time of borrowings. During the period ended April 30, 2000, the fund did not borrow under the Facility.

NOTE 3--Management Fee and Other Transactions With Affiliates:

(A) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .55 of 1% of the value of the fund's average daily net assets and is payable monthly.

DSC retained $39 during the period ended April 30, 2000, from commissions earned on sales of the fund's shares.

(B) Under the Distribution Plan (the "Plan") adopted pursuant to Rule 12b-1 under the Act, Class B and Class C shares pay the distributor for distributing the fund's Class B and Class C shares at an annual rate of .50 of 1% of the value of the average daily net assets of Class B shares and .75 of 1% of the value of the average daily net assets of Class C shares. During the period ended April 30, 2000, Class B and Class C shares were charged $131,323 and $4,080, respectively, pursuant to the Plan, of which $11,102 and $582 for Class B and Class C shares, respectively, were paid to DSC.

(C) Under the Shareholder Services Plan, Class A, Class B and Class C shares pay the distributor at an annual rate of .25 of 1% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended April 30, 2000, Class A, Class B and Class C shares were charged $136,480, $65,661 and $1,360 respectively, pursuant to the Shareholder Services Plan, of which $15,314, $5,551 and $194 for Class A, Class B and Class C shares, respectively, were paid to DSC.


The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended April 30, 2000, the fund was charged $42,952 pursuant to the transfer agency agreement.

(D) Each Board member also serves as a Board member of other funds within the Dreyfus complex (collectively, the "Fund Group"). Effective April 13, 2000, each Board member receives an annual fee of $50,000 and a fee of $6,500 for each meeting held in person and $500 for telephone meetings. These fees are allocated among the funds in the Fund Group. The Chairman of the Board receives an additional 25% of such compensation. Prior to April 13, 2000, each Board member who was not an "affiliated person" as defined in the Act received from the Trust an annual fee of $2,500 and an attendance fee of $250 per meeting. The Chairman of the Board received an additional 25% of such compensation. Subject to the fund' s Director Emeritus Program Guidelines, Emeritus Board members, if any, receive 50% of the Trust's annual retainer fee and per meeting fee paid at the time the Board member achieved emeritus status.

NOTE 4--Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended April 30, 2000, amounted to $30,630,505 and $40,504,280, respectively.

At  April  30,  2000, accumulated net unrealized depreciation on investments was
$1,882,139,   consisting   of   $1,194,643  gross  unrealized  appreciation  and
$3,076,782 gross unrealized depreciation.

At April 30, 2000, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

                                                             The Fund

REPORT OF INDEPENDENT AUDITORS

Shareholders and Board of Trustees Dreyfus Premier State Municipal Bond Fund, North Carolina Series

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Dreyfus Premier State Municipal Bond Fund, North Carolina Series (one of the Funds constituting the Dreyfus Premier State Municipal Bond Fund) as of April 30, 2000, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of April 30, 2000 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Premier State Municipal Bond Fund, North Carolina Series at April 30, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with accounting principles generally accepted in the United States.


New York, New York

June 9, 2000



IMPORTANT TAX INFORMATION (Unaudited)

In accordance with Federal tax law, the fund hereby makes the following designations regarding its fiscal year ended April 30, 2000:

   -- all the dividends paid from investment income-net are "exempt-interest dividends" (not subject to regular Federal income tax, and for individuals who are North Carolina residents, not subject to taxation by North Carolina), and

   -- the fund hereby designates $.0282 per share as a long-term capital gain distribution of the $.0354 per share paid on December 9, 1999.

As required by Federal tax law rules, shareholders will receive notification of their portion of the fund's taxable ordinary dividends (if any) and capital gain distributions (if any) paid for the 2000 calendar year on Form 1099-DIV which will be mailed by January 31, 2001.



                                                             The Fund

                                                           For More Information

                        Dreyfus Premier State Municipal Bond Fund, North Carolina Series
                        200 Park Avenue
                        New York, NY 10166

                          Manager

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                          Custodian

                        The Bank of New York
                        100 Church Street
                        New York, NY 10286

                          Transfer Agent & Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        P.O. Box 9671
                        Providence, RI 02940

                          Distributor

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166

To obtain information:

BY TELEPHONE Call your financial representative or 1-800-554-4611

BY MAIL  Write to:
The Dreyfus Premier Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

(c) 2000 Dreyfus Service Corporation                                   065AR004


================================================================================


Dreyfus Premier State

Municipal Bond Fund,

Ohio Series

ANNUAL REPORT April 30, 2000

(reg.tm)





The views expressed herein are current to the date of this report. These views and the composition of the fund's portfolio are subject to change at any time based on market and other conditions.

           * Not FDIC-Insured
           * Not Bank-Guaranteed
           * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the President

                             3   Discussion of Fund Performance

                             6   Fund Performance

                             8   Statement of Investments

                            14   Statement of Assets and Liabilities

                            15   Statement of Operations

                            16   Statement of Changes in Net Assets

                            18   Financial Highlights

                            21   Notes to Financial Statements

                            26   Report of Independent Auditors

                            27   Important Tax Information

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                                                Dreyfus Premier

                                                     State Municipal Bond Fund,

                                                                    Ohio Series

LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this annual report for Dreyfus Premier State Municipal Bond Fund, Ohio Series, covering the 12-month period from May 1, 1999 through April 30, 2000. Inside, you'll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, W. Michael Petty.

When the reporting period began, evidence had emerged that the U.S. economy was growing strongly in an environment characterized by high levels of consumer spending and low levels of unemployment. Concerns that inflationary pressures might re-emerge caused the Federal Reserve Board to raise short-term interest rates five times during the reporting period, for a total increase of 1.25 percentage points. While higher interest rates generally led to an erosion of municipal bond prices during much of the reporting period, the tax-exempt bond market showed renewed signs of strength during the first four months of 2000.

Municipal bonds were also influenced by supply-and-demand considerations. These technical influences have caused the yields of tax-exempt bonds to rise to very attractive levels compared to the after-tax yields of taxable bonds of comparable maturity and credit quality, making tax-exempt bonds especially attractive for investors in the higher federal and state income tax brackets.

We appreciate your confidence over the past year, and we look forward to your continued participation in Dreyfus Premier State Municipal Bond Fund, Ohio Series.

Sincerely,


Stephen E. Canter
President and Chief Investment Officer
The Dreyfus Corporation
May 15, 2000




DISCUSSION OF FUND PERFORMANCE

W. Michael Petty, Portfolio Manager

How did Dreyfus Premier State Municipal Bond Fund, Ohio Series, perform during the period?

For the 12-month period ended April 30, 2000, the fund's Class A shares provided a -2.08% total return, its Class B shares provided a -2.66% total return and its Class C shares provided a -2.90% total return.(1) In comparison, the Lipper Ohio Municipal Debt Funds category average provided a -2.84% total return for the same period.(2) We attribute the fund's negative absolute returns to a rising interest-rate environment during the period, which caused most municipal bond prices to decline.

What is the fund's investment approach?

Our goal is to seek as high a level of federal and Ohio tax-exempt income as is practical without undue risk from a diversified portfolio of longer term municipal bonds. To achieve this objective, we employ two primary strategies. First, we evaluate supply-and-demand factors in the bond market that are affected by the relatively few municipal bonds issued by Ohio. Based on that assessment, we select the individual Ohio tax-exempt bonds that we believe are most likely to provide the highest returns with the least risk. We look at such criteria as the bond' s yield, price, age, creditworthiness of its issuer, insurance, and any provisions for early redemption. Under most circumstances, we look for high yielding bonds that have 10-year call protection and that are selling at a discount to face value.

Second, while we do not attempt to predict changes in interest rates, we may tactically manage the fund' s average duration -- a measure of sensitivity to changes in interest rates -- in anticipation of temporary supply-and-demand changes. If we expect the supply of newly issued bonds to increase, we may reduce the fund' s average duration to make cash available for the purchase of higher yielding securities. Conversely, if we expect demand for municipal bonds to surge at a
                                                                        The Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

time when we anticipate little issuance, we may increase the fund's average duration to maintain current yields for as long as practical. At other times, we try to maintain a "neutral" average duration consistent with other Ohio municipal bond funds.

What other factors influenced the fund's performance?

Although the portfolio' s performance was hurt by a difficult investment environment during the final two months of 1999, the first four months of 2000 generally provided better market conditions and a market rally. This rally helped offset most -- but not all -- of the decline in the first eight months of the reporting period.

When the reporting period began on May 1, 1999, investors had become concerned that strong economic growth might rekindle long-dormant inflationary pressures, especially from rising wages in a tight job market. In an attempt to ease these pressures and forestall a reacceleration of inflation, the Federal Reserve Board raised short-term interest rates five times during the reporting period, causing most bond prices to fall, for a total increase of 1.25 percentage points since mid-1999.

Municipal bond prices also fell during November and December, because of adverse supply-and-demand influences. For a variety of reasons, institutional investors such as insurance companies and mutual funds participated less in the tax-exempt market. Despite strong demand from individual investors, the absence of institutional buyers helped reduce overall demand and drove municipal bond prices down. During the first quarter of 2000, however, issuance of municipal bonds nationally declined approximately 20% compared to the same period in 1999. This supply reduction, combined with robust demand from individual investors, helped support a rebound of municipal bond prices.

What is the fund's current strategy?

Our current strategy is to maintain as high a level of income as practical, while reducing volatility and protecting assets in a rising interest-rate environment. Accordingly, we have modestly reduced the portfolio' s average duration to the short end of the neutral range in an attempt to protect our holdings from the brunt of potential price depreciation and capture higher yields as they become available.

From a security selection perspective, we have focused primarily on insured bonds with competitive yields. However, our ability to find such opportunities has been constrained by the reduced supply of newly issued bonds in the Ohio marketplace. Consequently, as of April 30, 2000, the fund contained a higher level of cash -- primarily invested in tax-exempt money market instruments -- than is usual. Cash and cash equivalents comprised about 7% of the portfolio and have helped us reduce the fund' s average duration. We hope to put our cash reserves back to work in longer term bonds when we believe that interest rates may have peaked and the Federal Reserve Board is finished tightening monetary policy.

May 15, 2000

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID, AND DOES NOT TAKE INTO CONSIDERATION THE MAXIMUM INITIAL SALES CHARGE IN THE CASE OF CLASS A SHARES, OR THE APPLICABLE CONTINGENT DEFERRED SALES CHARGE IMPOSED ON REDEMPTIONS IN THE CASE OF CLASS B AND CLASS C SHARES. HAD THESE CHARGES BEEN REFLECTED, RETURNS WOULD HAVE BEEN LOWER. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE, YIELD AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. INCOME MAY BE SUBJECT TO STATE AND LOCAL TAXES FOR NON-OHIO RESIDENTS AND SOME INCOME MAY BE SUBJECT TO THE FEDERAL ALTERNATIVE MINIMUM TAX
(AMT) FOR CERTAIN INVESTORS. CAPITAL GAINS, IF ANY, ARE FULLY TAXABLE.

(2)  SOURCE: LIPPER ANALYTICAL SERVICES, INC.

                                                             The Fund

FUND PERFORMANCE

Comparison of change in value of $10,000 investment in Dreyfus Premier State Municipal Bond Fund, Ohio Series Class A shares and the Lehman Brothers Municipal Bond Index

((+))  SOURCE: LIPPER ANALYTICAL SERVICES, INC.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

THE ABOVE GRAPH COMPARES A $10,000 INVESTMENT MADE IN CLASS A SHARES OF DREYFUS PREMIER STATE MUNICIPAL BOND FUND, OHIO SERIES (THE "FUND") ON 4/30/90 TO A $10,000 INVESTMENT MADE IN THE LEHMAN BROTHERS MUNICIPAL BOND INDEX (THE "INDEX") ON THAT DATE. ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS ARE REINVESTED. PERFORMANCE FOR CLASS B AND CLASS C SHARES WILL VARY FROM THE PERFORMANCE OF CLASS A SHARES SHOWN ABOVE DUE TO DIFFERENCES IN CHARGES AND EXPENSES.

THE FUND INVESTS PRIMARILY IN OHIO MUNICIPAL SECURITIES AND ITS PERFORMANCE SHOWN IN THE LINE GRAPH TAKES INTO ACCOUNT THE MAXIMUM INITIAL SALES CHARGE ON CLASS A SHARES AND ALL OTHER APPLICABLE FEES AND EXPENSES. THE INDEX IS NOT LIMITED TO INVESTMENTS PRINCIPALLY IN OHIO MUNICIPAL OBLIGATIONS AND DOES NOT TAKE INTO ACCOUNT CHARGES, FEES AND OTHER EXPENSES. THE INDEX, UNLIKE THE FUND, IS AN UNMANAGED TOTAL RETURN PERFORMANCE BENCHMARK FOR THE LONG-TERM, INVESTMENT-GRADE, GEOGRAPHICALLY UNRESTRICTED TAX-EXEMPT BOND MARKET, CALCULATED BY USING MUNICIPAL BONDS SELECTED TO BE REPRESENTATIVE OF THE MUNICIPAL MARKET OVERALL. THESE FACTORS CAN CONTRIBUTE TO THE INDEX POTENTIALLY OUTPERFORMING OR UNDERPERFORMING THE FUND. FURTHER INFORMATION RELATING TO FUND PERFORMANCE, INCLUDING EXPENSE REIMBURSEMENTS, IF APPLICABLE, IS CONTAINED IN THE FINANCIAL HIGHLIGHTS SECTION OF THE PROSPECTUS AND ELSEWHERE IN THIS REPORT.



Average Annual Total Returns AS OF 4/30/00

                                                  Inception                                                       From
                                                    Date          1 Year          5 Years       10 Years        Inception
-------------------------------------------------------------------------------------------------------------------------------

CLASS A SHARES
WITH SALES CHARGE (4.5%)                           5/28/87        (6.46)%          4.06%          6.32%            --
WITHOUT SALES CHARGE                               5/28/87        (2.08)%          5.02%          6.80%            --

CLASS B SHARES
WITH REDEMPTION((+))                               1/15/93        (6.37)%          4.14%           --             4.81%

WITHOUT REDEMPTION                                 1/15/93        (2.66)%          4.45%           --             4.81%

CLASS C SHARES
WITH REDEMPTION((+)(+))                            8/15/95        (3.83)%           --             --             4.07%
WITHOUT REDEMPTION                                 8/15/95        (2.90)%           --             --             4.07%

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

((+))  THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE FOR CLASS B SHARES IS 4% AND
IS REDUCED TO 0% AFTER SIX YEARS, AT WHICH TIME CLASS B SHARES CONVERT TO CLASS
A SHARES.

((+)(+))  THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE FOR CLASS C SHARES IS 1%
FOR SHARES REDEEMED WITHIN ONE YEAR OF THE DATE OF PURCHASE.

                                                             The Fund


STATEMENT OF INVESTMENTS

April 30, 2000

STATEMENT OF INVESTMENTS

                                                                                              Principal
LONG-TERM MUNICIPAL INVESTMENTS--92.8%                                                        Amount ($)               Value ($)
------------------------------------------------------------------------------------------------------------------------------------

OHIO--91.6%

Akron:

   6%, 12/1/2012                                                                              1,380,000                1,467,202

   Pension Revenue 4.75%, 12/1/2023 (Insured; AMBAC)                                          1,330,000                1,113,449

   Sewer Systems Revenue

      5.875%, 12/1/2016 (Insured; MBIA)                                                       1,200,000                1,220,484

Akron-Wilbeth Housing Development Corp., First Mortgage

   Revenue 7.90%, 8/1/2003 (Insured; FHA)                                                     1,295,000                1,381,920

Allen County, Industrial First Mortgage Revenue

   6.75%, 11/15/2008 (Guaranteed; K-Mart Corp.)                                               1,280,000                1,288,448

City of Barberton, Hospital Facilities Revenue

  (The Barberton Citizens Hospital Co. Project)

   7.25%, 1/1/2012 (Prerefunded 1/1/2002)                                                     2,400,000  (a)           2,531,880

Board of Education of the Cleveland City School District

   8%, 12/1/2001                                                                                750,000                  775,927

Butler County, Hospital Facilities Improvement Revenue

   (Fort Hamilton Hughes Group) 7.25%, 1/1/2001                                                 910,000                  909,791

City of Cambridge, HR (Guernsey Memorial Hospital Project)

   8%, 12/1/2006                                                                              2,000,000                2,086,180

Clermont County, Hospital Facilities Revenue

  (Mercy Health Systems):

      5.625%, 9/1/2016 (Insured; AMBAC)                                                       4,250,000                4,231,682

      7.50%, 9/1/2019

         (Prerefunded 9/1/2001) (Insured; AMBAC)                                                180,000  (a)             186,593

City of Cleveland:

  Airport Special Revenue (Continental Airlines Inc. Project)

      5.375%, 9/15/2027                                                                       5,000,000                3,939,650

   COP:

      (Motor Vehicle, Motorized and Communication

         Equipment) 7.10%, 7/1/2002                                                             890,000                  901,276

      (Stadium Project)

         5.25%, 11/15/2022 (Insured; AMBAC)                                                   5,000,000                4,600,400

   Parking Facility Improvement Revenue

      8%, 9/15/2012 (Prerefunded 9/15/2002)                                                   5,000,000  (a)           5,430,050

   Waterworks Revenue 5.50%, 1/1/2021 (Insured; MBIA)                                         8,000,000                7,801,680

Cleveland-Cuyahoga County Port Authority, Revenue:

   (Capital Improvements Project) 5.375%, 5/15/2019                                           1,000,000                  848,560

   (Port of Cleveland) 5.375%, 5/15/2018                                                      2,775,000                2,410,171

Cleveland Public Power System, Revenue 4.807%, 11/15/2018                                     5,000,000  (b,c)         4,225,100

Cuyahoga County:

  HR:

    Improvement:

         (MetroHealth Systems Project) 6.125%, 2/15/2024                                      4,845,000                4,528,864


                                                                                              Principal

LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                   Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

OHIO (CONTINUED)

Cuyahoga County (continued):

  HR (continued):

    Improvement (continued):

         (University Hospitals Health)

            5.625%, 1/15/2015 (Insured; MBIA)                                                 1,505,000                1,492,975

      (Meridia Health Systems)

         7%, 8/15/2023 (Prerefunded 8/15/2001)                                                1,750,000  (a)           1,835,277

   Jail Facilities 7%, 10/1/2013 (Prerefunded 10/1/2001)                                      6,125,000  (a)           6,435,231

Delaware County, Sewer Disposal Improvement

   4.75%, 12/1/2024 (Insured; MBIA)                                                           1,000,000                  831,900

Eaton, IDR (Baxter International Inc. Project)

   6.50%, 12/1/2012                                                                           1,500,000                1,569,720

Euclid City School District, Improvement

   7.10%, 12/1/2011 (Prerefunded 12/1/2001)                                                   1,000,000  (a)           1,054,990

Village of Evendale, IDR (Ashland Oil Inc. Project)

   6.90%, 11/1/2010                                                                           2,000,000                2,051,500

Fairfield City School District,

  School Improvement Unlimited Tax:

      7.20%, 12/1/2011 (Insured; FGIC)                                                        1,000,000                1,113,750

      7.20%, 12/1/2012 (Insured; FGIC)                                                        1,250,000                1,390,575

      6.10%, 12/1/2015 (Insured; FGIC)                                                        2,000,000                2,056,680

      6%, 12/1/2020 (Insured; FGIC)                                                           2,000,000                2,024,920

Findlay 5.875%, 7/1/2017                                                                      2,000,000                2,032,220

Franklin County:

  Health Care Facilities Revenue,  Improvement

    (Friendship Village of Columbus)

      5.375%, 8/15/2028 (Insured; ACA)                                                        5,000,000                4,282,550

   HR:

      (Children's Hospital Project):

         6.60%, 5/1/2013                                                                      4,000,000                4,204,760

         5%, 5/1/2018                                                                         2,610,000                2,246,401

      Holy Cross Health Systems Corp.:

         Improvement 5.80%, 6/1/2016                                                          2,000,000                2,005,640

         (Mount Carmel Health) 6.75%, 6/1/2019

            (Insured; MBIA) (Prerefunded 6/1/2002)                                            2,500,000  (a)           2,640,125

      Improvement (Worthington Christian Village Congregate

         Care Project):

            10.25%, 8/1/2015                                                                    635,000                  656,412

            7.80%, 2/1/2017 (Insured; FHA)                                                    5,690,000                5,852,165

Gahanna-Jefferson Public Schools 4.75%, 12/1/2021                                             1,325,000                1,120,950

Gallia County Local School District 7.375%, 12/1/2004                                           570,000                  620,194

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                              Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                   Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

OHIO (CONTINUED)

Greater Cleveland Gateway Economic Development Corp.:

  Senior Lien Excise Tax Revenue

      6.875%, 9/1/2005 (Insured; FSA)                                                         1,500,000                1,559,625

   Stadium Revenue 7.50%, 9/1/2005                                                            5,675,000                5,941,271

Greater Cleveland Regional Transit Authority

   5.65%, 12/1/2016 (Insured; FGIC)                                                           5,445,000                5,666,720

Hamilton County:

  Hospital Facilities Improvement Revenue

      (Deaconess Hospital) 7%, 1/1/2012                                                       2,570,000                2,681,846

   Mortgage Revenue (Judson Care Center) 7.80%, 8/1/2019

      (Prerefunded 8/1/2000) (Insured; FHA, LOC; Citibank)                                    3,970,000  (a)           4,053,052

Hilliard School District, School Improvement:

   Zero Coupon, 12/1/2013 (Insured; FGIC)                                                     1,655,000                  774,044

   Zero Coupon, 12/1/2014 (Insured; FGIC)                                                     1,655,000                  726,777

Kirtland Local School District 7.50%, 12/1/2009                                                 760,000                  776,743

Knox County, IDR (Weyerhaeuser Co. Project) 9%, 10/1/2007                                     1,000,000                1,190,110

Lakota Local School District 6.125%, 12/1/2017

   (Insured; AMBAC) (Prerefunded 12/1/2005)                                                   1,075,000  (a)           1,133,566

Lorain County, HR (Catholic Healthcare Partners)

   5.50%, 9/1/2027 (Insured; MBIA)                                                            6,685,000                6,282,296

Lowellville, Sanitary Sewer Systems Revenue (Browning-Ferris

   Industries Inc.) 7.25%, 6/1/2006                                                           1,000,000                  992,410

Lucas County, HR (Promedia Healthcare Obligation Group)

   5.375%, 11/15/2023 (Insured; AMBAC)                                                          630,000                  581,786

Mahoning County, Health Care Facilities Revenue

  (Youngstown Osteopathic Hospital Project)

   7.60%, 8/1/2010 (LOC; Marine Midland Bank)                                                 3,775,000                3,895,725

Marion County, Health Care Facilities Revenue, Improvement

   (United Church Homes Inc.) 6.375%, 11/15/2010                                              2,825,000                2,665,614

Middleburg Heights 4.375%, 12/1/2018                                                          5,725,000                4,704,748

Moraine, SWDR (General Motors Corp. Project):

   6.75%, 7/1/2014                                                                            5,000,000                5,507,850

   5.65%, 7/1/2024                                                                            3,800,000                3,620,374

North Royalton City School District

   6.10%, 12/1/2019 (Insured; MBIA)                                                           2,500,000                2,589,625

State of Ohio:

  Economic Development Revenue:

    Ohio Enterprise Bond Fund (VSM Corp. Project)

         7.375%, 12/1/2011                                                                      885,000                  919,320

      (Sponge Inc. Project) 8.375%, 6/1/2014                                                  1,465,000                1,497,787

   Environmental Improvement Revenue

      (USX Corp. Project) 5.625%, 5/1/2029                                                    1,000,000                  873,340


                                                                                              Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                   Amount ($)               Value ($)
------------------------------------------------------------------------------------------------------------------------------------

OHIO (CONTINUED)

State of Ohio (continued):

  PCR (Standard Oil Co. Project) 6.75%, 12/1/2015

      (Guaranteed; British Petroleum Co. p.l.c.)                                              2,700,000                3,030,426

Ohio Air Quality Development Authority, PCR

  (Cleveland Electric Illuminating Co. Project)

   6.85%, 7/1/2023                                                                            5,250,000                5,192,250

Ohio Building Authority, State Facilities (Juvenile Correctional

   Projects) 6.60%, 10/1/2014 (Insured; AMBAC)                                                1,660,000                1,793,281

Ohio Housing Finance Agency:

  Residential Mortgage Revenue:

      6.35%, 9/1/2031 (Guaranteed; GNMA)                                                      5,000,000                5,070,450

      6.05%, 9/1/2017 (Guaranteed; GNMA)                                                      2,955,000                2,958,901

   SFMR (GNMA Mortgage Backed Securities Program)

      Zero Coupon, 9/1/2021                                                                   7,130,000                1,356,197

Ohio Turnpike Commission, Turnpike Revenue,

  Highway Improvements:

      4.50%, 2/15/2024 (Insured; FGIC)                                                        4,650,000                3,719,396

      5.75%, 2/15/2024 (Prerefunded 2/15/2004)                                                6,100,000  (a)           6,366,814

      4.75%, 2/15/2028 (Insured; FGIC)                                                        2,600,000                2,145,858

Ohio Water Development Authority, Revenue

   (Fresh Water) 5.90%, 12/1/2015 (Insured; AMBAC)                                            4,650,000                4,751,463

Ottawa County, Sanitary Sewer Systems Special Assessment

  (Portage-Catawba Island Sewer Project)

   7%, 9/1/2011 (Insured; AMBAC) (Prerefunded 9/1/2001)                                       1,000,000  (a)           1,050,430

Parma, Hospital Improvement Revenue (Parma Community

   General Hospital Association) 5.375%, 11/1/2029                                            4,000,000                3,269,600

Shelby County, Hospital Facilities Revenue, Improvement

  (The Shelby County Memorial Hospital Association)

   7.70%, 9/1/2018                                                                            2,500,000                2,690,375

South Euclid, Recreation Facilities

   7%, 12/1/2011 (Prerefunded 12/1/2001)                                                      2,285,000  (a)           2,409,830

South-Western City School District (Franklin and

  Pickway Counties) School Building Construction

   4.75%, 12/1/2026 (Insured; AMBAC)                                                          2,500,000                2,074,200

Southwest Regional Water District, Water Revenue:

   6%, 12/1/2015 (Insured; MBIA)                                                              1,600,000                1,639,648

   6%, 12/1/2020 (Insured; MBIA)                                                              1,250,000                1,265,163

Springboro, Water System Revenue

   4.75%, 12/1/2023 (Insured; AMBAC)                                                          2,600,000                2,170,974

Student Loan Funding Corp.,

   Student Loan Revenue 7.20%, 8/1/2003                                                         235,000                  236,318

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                              Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                   Amount ($)               Value ($)
------------------------------------------------------------------------------------------------------------------------------------

OHIO (CONTINUED)

Toledo 5.625%, 12/1/2011 (Insured; AMBAC)                                                     1,000,000                1,024,570

University of Cincinnati, University and College Revenue, COP

   6.75%, 12/1/2009 (Prerefunded 12/1/2001) (Insured; MBIA)                                     750,000  (a)             787,770

Warren:

   7.75%, 11/1/2010 (Prerefunded 11/1/2000)                                                   2,785,000  (a)           2,887,210

   Waterworks Revenue 5.50%, 11/1/2015 (Insured; FGIC)                                        1,450,000                1,452,248

Wauseon Exempted Village School District, School Improvement

   5.50%, 12/1/2022 (Insured; MBIA)                                                             950,000                  917,206

Westerville, Improvement 4.50%, 12/1/2018                                                     4,650,000                3,909,116

West Holmes Local School District

   5.375%, 12/1/2023 (Insured; MBIA)                                                          1,860,000                1,748,753

U.S. RELATED--1.2%

Virgin Islands Public Finance Authority, Revenue

   6.375%, 10/1/2019                                                                          3,000,000                3,007,050

TOTAL LONG-TERM MUNICIPAL INVESTMENTS

   (cost $229,485,488)                                                                                               226,958,368
------------------------------------------------------------------------------------------------------------------------------------

SHORT-TERM MUNICIPAL INVESTMENTS--4.8%
------------------------------------------------------------------------------------------------------------------------------------

OHIO--3.5%

Cayuhoga County, HR, VRDN (University Hospital of Cleveland)

   5.95% (LOC; Chase Manhattan Bank)                                                          1,995,000  (d)           1,995,000

Ohio Air Quality Development Authority, Revenue, VRDN

  (Cincinnati Gas and Electric):

      5.85%                                                                                   1,400,000  (d)           1,400,000

      6.10% (LOC; Union Bank of Switzerland)                                                  2,950,000  (d)           2,950,000

State of Ohio, Solid Waste Revenue, VRDN

   (BP Exploration and Oil Project) 6.20%                                                     2,300,000  (d)           2,300,000

U.S. RELATED--1.3%

Puerto Rico Highway and Transportation Authority,

   Transportation Revenue, VRDN 4.90%                                                         3,100,000  (d)           3,100,000

TOTAL SHORT-TERM MUNICIPAL INVESTMENTS

   (cost $11,745,000)                                                                                                 11,745,000
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $241,230,488)                                                              97.6%             238,703,368

CASH AND RECEIVABLES (NET)                                                                          2.4%               5,810,714

NET ASSETS                                                                                        100.0%             244,514,082


Summary of Abbreviations

ACA                       American Capital Access
AMBAC                     American Municipal Bond
                             Assurance Corporation
COP                       Certificate of Participation
FGIC                      Financial Guaranty Insurance
                             Company
FHA                       Federal Housing Administration
FSA                       Financial Security Assurance
GNMA                      Government National Mortgage
                             Association
HR                        Hospital Revenue
IDR                       Industrial Development Revenue
LOC                       Letter of Credit
MBIA                      Municipal Bond Investors
                             Assurance Insurance
                             Corporation
PCR                       Pollution Control Revenue
SFMR                      Single Family Mortgage Revenue
SWDR                      Solid Waste Disposal Revenue
VRDN                      Variable Rate Demand Notes

Summary of Combined Ratings (Unaudited)

Fitch                or          Moody's               or        Standard & Poor's                           Value (%)
------------------------------------------------------------------------------------------------------------------------------------
AAA                              Aaa                             AAA                                              44.0
AA                               Aa                              AA                                               13.1
A                                A                               A                                                17.8
BBB                              Baa                             BBB                                               9.9
BB                               Ba                              BB                                                4.8
F1                               MIG1                            SP1                                               4.9
Not Rated(e)                     Not Rated(e)                    Not Rated(e)                                      5.5

                                                                                                                 100.0

(A)  BONDS WHICH ARE PREREFUNDED ARE COLLATERALIZED BY U.S. GOVERNMENT
     SECURITIES WHICH ARE HELD IN ESCROW AND ARE USED TO PAY PRINCIPAL AND
     INTEREST ON THE MUNICIPAL ISSUE AND TO RETIRE THE BONDS IN FULL AT THE
     EARLIEST REFUNDING DATE.

(B)  INVERSE FLOATER SECURITY-THE INTEREST RATE IS SUBJECT TO CHANGE
     PERIODICALLY.

(C)  SECURITY EXEMPT FROM REGISTRATION UNDER RULE 144A OF THE SECURITIES ACT OF
     1933. THIS SECURITY MAY BE RESOLD IN TRANSACTIONS EXEMPT FROM REGISTRATION,
     NORMALLY TO QUALIFIED INSTITUTIONAL BUYERS. AT APRIL 30, 2000, THIS
     SECURITY AMOUNTED TO $4,225,100 OR 1.7% OF NET ASSETS.

(D)  SECURITIES PAYABLE ON DEMAND. VARIABLE RATE INTEREST-SUBJECT TO PERIODIC
     CHANGE.

(E)  SECURITIES WHICH, WHILE NOT RATED BY FITCH, MOODY'S AND STANDARD & POOR'S
     HAVE BEEN DETERMINED BY THE MANAGER TO BE OF COMPARABLE QUALITY TO THOSE
     RATED SECURITIES IN WHICH THE FUND MAY INVEST.

     SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF ASSETS AND LIABILITIES

April 30, 2000

                                                             Cost         Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of
Investments                                           241,230,488   238,703,368

Cash                                                                    642,486

Interest receivable                                                   4,551,272

Receivable for investment securities sold                               933,955

Receivable for shares of Beneficial Interest subscribed                 123,400

Prepaid expenses                                                          6,176

                                                                    244,960,657
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                           179,195

Payable for shares of Beneficial Interest redeemed                      217,391

Accrued expenses                                                         49,989

                                                                        446,575
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      244,514,082
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                     249,627,596

Accumulated net realized gain (loss) on investments                  (2,586,394)

Accumulated net unrealized appreciation (depreciation)
   on investments--Note 4                                            (2,527,120)
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      244,514,082


NET ASSET VALUE PER SHARE

                                                     Class A                Class B                 Class C
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                 >

Net Assets ($)                                    201,974,161             39,444,567              3,095,354

Shares Outstanding                                 17,002,459              3,319,596                260,252
------------------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE PER SHARE ($)                           11.88                  11.88                  11.89

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF OPERATIONS

Year Ended April 30, 2000

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INTEREST INCOME                                                     16,459,968

EXPENSES:

Management fee--Note 3(a)                                            1,481,538

Shareholder servicing costs--Note 3(c)                                 846,752

Distribution fees--Note 3(b)                                           249,938

Professional fees                                                       28,439

Custodian fees                                                          27,663

Registration fees                                                       26,395

Prospectus and shareholders' reports                                    21,775

Trustees' fees and expenses--Note 3(d)                                   3,616

Loan commitment fees--Note 2                                             2,431

Miscellaneous                                                           15,546

TOTAL EXPENSES                                                       2,704,093

INVESTMENT INCOME--NET                                              13,755,875
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments                             (2,585,658)

Net unrealized appreciation (depreciation) on investments          (18,256,668)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS             (20,842,326)

NET (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS              (7,086,451)

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF CHANGES IN NET ASSETS

                                                      Year Ended April 30,
                                             -----------------------------------
                                                     2000                 1999
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                         13,755,875            14,414,062

Net realized gain (loss) on investments        (2,585,658)            2,281,303

Net unrealized appreciation (depreciation)
   on investments                             (18,256,668)             (767,158)

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                   (7,086,451)           15,928,207
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

Investment income--net:

Class A shares                                (11,481,786)          (11,917,210)

Class B shares                                 (2,164,842)           (2,449,931)

Class C shares                                   (109,247)              (46,921)

Net realized gain on investments:

Class A shares                                   (331,315)           (2,494,992)

Class B shares                                    (66,227)             (594,108)

Class C shares                                     (3,915)              (11,846)

TOTAL DIVIDENDS                               (14,157,332)          (17,515,008)
--------------------------------------------------------------------------------

BENEFICIAL INTEREST TRANSACTIONS ($):

Net proceeds from shares sold:

Class A shares                                 21,382,144           17,942,916

Class B shares                                  7,765,705           12,817,223

Class C shares                                  1,821,593            1,297,795

Dividends reinvested:

Class A shares                                  7,451,787            9,379,044

Class B shares                                  1,505,465            2,144,631

Class C shares                                     77,434               49,513

Cost of shares redeemed:

Class A shares                                (46,590,037)         (26,701,239)

Class B shares                                (20,973,075)         (10,126,784)

Class C shares                                   (432,787)            (115,318)

INCREASE (DECREASE) IN NET ASSETS FROM
   BENEFICIAL INTEREST TRANSACTIONS           (27,991,771)           6,687,781

TOTAL INCREASE (DECREASE) IN NET ASSETS       (49,235,554)           5,100,980
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                           293,749,636          288,648,656

END OF PERIOD                                 244,514,082          293,749,636

SEE NOTES TO FINANCIAL STATEMENTS.


                                                      Year Ended April 30,
                                               ---------------------------------
                                                     2000                 1999
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS:

CLASS A(A)

Shares sold                                     1,746,590            1,387,167

Shares issued for dividends reinvested            617,430              723,830

Shares redeemed                                (3,878,095)          (2,065,623)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING  (1,514,075)              45,374
--------------------------------------------------------------------------------

CLASS B(A)

Shares sold                                       634,572              988,648

Shares issued for dividends reinvested            124,511              165,437

Shares redeemed                                (1,728,996)            (785,050)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING    (969,913)             369,035
--------------------------------------------------------------------------------

CLASS C

Shares sold                                       150,041              100,043

Shares issued for dividends reinvested              6,425                3,821

Shares redeemed                                   (36,124)              (8,879)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING     120,342               94,985

(A) DURING THE PERIOD ENDED APRIL 30, 2000, 906,408 CLASS B SHARES REPRESENTING $11,001,478 WERE AUTOMATICALLY CONVERTED TO 907,005 CLASS A SHARES

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.


                                                                                   Year Ended April 30,
                                                              -------------------------------------------------------------------
CLASS A SHARES                                                2000          1999           1998            1997            1996
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                         12.80          12.86         12.65            12.58          12.62

Investment Operations:

Investment income--net                                         .63            .65           .67              .69            .71

Net realized and unrealized
   gain (loss) on investments                                 (.90)           .08           .34              .17            .14

Total from Investment Operations                              (.27)           .73          1.01              .86            .85

Distributions:

Dividends from investment income--net                         (.63)          (.65)         (.67)            (.69)          (.71)

Dividends from net realized gain
   on investments                                             (.02)          (.14)         (.13)            (.10)          (.18)

Total Distributions                                           (.65)          (.79)         (.80)            (.79)          (.89)

Net asset value, end of period                               11.88          12.80         12.86            12.65          12.58
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)(A)                                          (2.08)          5.72          8.09             6.91           6.77
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                        .91            .91           .90              .91            .89

Ratio of net investment income
   to average net assets                                      5.20           5.00           5.17             5.40          5.49

Portfolio Turnover Rate                                      26.70          40.36          24.73            29.65         43.90
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                      201,974        237,027        237,618          242,572       257,639

(A) EXCLUSIVE OF SALES CHARGE.

SEE NOTES TO FINANCIAL STATEMENTS.


                                                                                  Year Ended April 30,
                                                              -------------------------------------------------------------------
CLASS B SHARES                                                2000          1999           1998            1997            1996
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                         12.81         12.87           12.65          12.59           12.63

Investment Operations:

Investment income--net                                         .57           .58             .60            .62             .64

Net realized and unrealized
   gain (loss) on investments                                 (.91)          .08             .35            .16             .14

Total from Investment Operations                              (.34)          .66             .95            .78             .78

Distributions:

Dividends from investment income--net                         (.57)         (.58)           (.60)          (.62)           (.64)

Dividends from net realized gain
   on investments                                             (.02)         (.14)           (.13)          (.10)           (.18)

Total Distributions                                           (.59)         (.72)           (.73)          (.72)           (.82)

Net asset value, end of period                               11.88         12.81           12.87          12.65           12.59
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)(A)                                          (2.66)         5.17            7.62           6.27            6.19
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                       1.42          1.42            1.41           1.42            1.42

Ratio of net investment income
   to average net assets                                      4.68          4.47            4.65           4.87            4.94

Portfolio Turnover Rate                                      26.70         40.36           24.73          29.65           43.90
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                       39,445        54,929          50,453         44,746          40,476

(A) EXCLUSIVE OF SALES CHARGE.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

FINANCIAL HIGHLIGHTS (CONTINUED)

                                                                                   Year Ended April 30,
                                                              -------------------------------------------------------------------
CLASS C SHARES                                                2000          1999           1998            1997            1996(a)
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                         12.82         12.88           12.66           12.59           12.68

Investment Operations:

Investment income--net                                         .54           .55             .57             .59             .43

Net realized and unrealized
   gain (loss) on investments                                 (.91)          .08             .35             .17             .09

Total from Investment Operations                              (.37)          .63             .92             .76             .52

Distributions:

Dividends from investment income--net                         (.54)         (.55)           (.57)           (.59)           (.43)

Dividends from net realized gain
   on investments                                             (.02)         (.14)           (.13)           (.10)           (.18)

Total Distributions                                           (.56)         (.69)           (.70)           (.69)           (.61)

Net asset value, end of period                               11.89         12.82           12.88           12.66           12.59
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)(B)                                          (2.90)         4.92            7.35            6.07            5.66(c)
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                       1.67          1.66            1.66            1.64            1.63(c)

Ratio of net investment income
   to average net assets                                      4.41          4.20            4.38            4.44            4.66(c)

Portfolio Turnover Rate                                      26.70         40.36           24.73           29.65           43.90
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                        3,095         1,793             579             694               1

(A) FROM AUGUST 15, 1995 (COMMENCEMENT OF INITIAL OFFERING) TO APRIL 30, 1996.

(B) EXCLUSIVE OF SALES CHARGE.

(C) ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.


NOTES TO FINANCIAL STATEMENTS

NOTE 1--Significant Accounting Policies:

Dreyfus Premier State Municipal Bond Fund (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a non-diversified open-end management investment company, and operates as a series company currently offering thirteen series including the Ohio Series (the "fund"). The fund' s investment objective is to maximize current income exempt from Federal and, where applicable, from State income taxes, without undue risk. The Dreyfus Corporation (the "Manager") serves as the fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A which is a wholly-owned subsidiary of Mellon Financial Corporation.

Effective March 22, 2000, Dreyfus Service Corporation ("DSC"), a wholly-owned subsidiary of the Manager, became the distributor of the fund's shares. Prior to March 22, 2000, Premier Mutual Fund Services, Inc. was the distributor. The fund is authorized to issue an unlimited number of $.001 par value shares in the following classes of shares: Class A, Class B and Class C shares. Class A shares are subject to a sales charge imposed at the time of purchase, Class B shares are subject to a contingent deferred sales charge ("CDSC") imposed on Class B share redemptions made within six years of purchase (five years for shareholders beneficially owning Class B shares on November 30, 1996) and Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase. Class B shares automatically convert to Class A shares after six years. Other differences between the classes include the services offered to and the expenses borne by each class and certain voting rights.

The Trust accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series' operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The fund' s financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

(A) PORTFOLIO VALUATION: Investments in securities (excluding options and financial futures on municipal and U.S. treasury securities) are valued each business day by an independent pricing service ("Service") approved by the Board of Trustees. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Options and financial futures on municipal and U.S. treasury securities are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day. Investments not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. Bid price is used when no asked price is available.

(B) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, adjusted for amortization of premiums and original issue discounts on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Under the terms of the custody agreement, the fund received net earnings credits of $11,618 during the period ended April 30, 2000 based on available cash balances left on deposit. Income earned under this arrangement is included in interest income.

The fund follows an investment policy of investing primarily in municipal obligations of one state. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the fund.

(C) DIVIDENDS TO SHAREHOLDERS: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the " Code" ). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain.

(D) FEDERAL INCOME TAXES: It is the policy of the fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all Federal income and excise taxes.

The Fund has an unused capital loss carryover of approximately $1,283,000 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to April 30, 2000. This amount is calculated based on federal income tax regulations which may differ from financial reporting in accordance with generally accepted accounting principles. If not applied, the carryover expires in fiscal 2008.

NOTE 2--Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $500 million redemption credit facility (the "Facility" ) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the fund at rates based on prevailing market rates in effect at the time of borrowings. During the period ended April
30,    2000,    the    fund    did    not    borrow    under   the   Facility.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

NOTE 3--Management Fee and Other Transactions With Affiliates:

(A) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .55 of 1% of the value of the fund's average daily net assets and is payable monthly.

DSC retained $2,768 during the period ended April 30, 2000, from commissions earned on sales of the fund's shares.

(B) Under the Distribution Plan (the "Plan") adopted pursuant to Rule 12b-1 under the Act, Class B and Class C shares pay the distributor for distributing their shares at an annual rate of .50 of 1% of the value of the average daily net assets of Class B shares and .75 of 1% of the value of the average daily net assets of Class C shares. During the period ended April 30, 2000, Class B and Class C shares were charged $231,357 and $18,581, respectively, pursuant to the Plan, of which $21,801 and $2,487 for Class B and Class C shares, respectively, were paid to DSC.

(C) Under the Shareholder Services Plan, Class A, Class B and Class C shares pay the distributor at an annual rate of .25 of 1% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services. The distributor determines the amounts to be paid to Service Agents. During the period ended April 30, 2000, Class A, Class B and Class C shares were charged $551,554, $115,679 and $6,193, respectively, pursuant to the Shareholder Services Plan, of which $55,750, $10,901 and $829 for Class A, Class B and Class C shares, respectively, were paid to DSC.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for provid ing personnel and facilities to perform transfer agency services for the fund. During the period ended April 30, 2000, the fund was charged $123,938 pursuant to the transfer agency agreement.

(D) Each Board member also serves as a Board member of other funds within the Dreyfus complex (collectively, the "Fund Group"). Effective April 13, 2000, each Board member receives an annual fee of $50,000 and a fee of $6,500 for each meeting held in person and $500 for telephone meetings. These fees are allocated among the funds in the Fund Group. The Chairman of the Board receives an additional 25% of such compensation. Prior to April 13, 2000, each Board member who was not an "affiliated person" as defined in the Act received from the Trust an annual fee of $2,500 and an attendance fee of $250 per meeting. The Chairman of the Board received an additional 25% of such compensation. Subject to the fund' s Director Emeritus Program Guidelines, Emeritus Board members, if any, receive 50% of the Trust's annual retainer fee and per meeting fee paid at the time the Board member achieved emeritus status.

NOTE 4--Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended April 30, 2000, amounted to $69,818,397 and $115,550,504, respectively.

At  April  30,  2000, accumulated net unrealized depreciation on investments was
$2,527,120,   consisting   of   $5,189,513  gross  unrealized  appreciation  and
$7,716,633 gross unrealized depreciation.

At April 30, 2000, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

                                                             The Fund

REPORT OF INDEPENDENT AUDITORS

Shareholders and Board of Trustees Dreyfus Premier State Municipal Bond Fund, Ohio Series

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Dreyfus Premier State Municipal Bond Fund, Ohio Series (one of the Funds constituting the Dreyfus Premier State Municipal Bond
Fund) as of April 30, 2000, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of April 30, 2000 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Premier State Municipal Bond Fund, Ohio Series at April 30, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with accounting principles generally accepted in the United States.


New York, New York

June 9, 2000



IMPORTANT TAX INFORMATION (Unaudited)

In accordance with Federal tax law, the fund hereby makes the following designations regarding its fiscal year ended April 30, 2000:

  --all the dividends paid from investment income-net are "exempt-interest dividends" (not subject to regular Federal and, for individuals who are Ohio residents, Ohio personal income taxes), and

  --the fund hereby designates $.0062 per share as a long-term capital gain distribution of the $.0179 per share paid on December 8, 1999.

As required by Federal tax law rules, shareholders will receive notification of their portion of the fund's taxable ordinary dividends (if any) and capital gain distributions (if any) paid for the 2000 calendar year on Form 1099-DIV which will be mailed by January 31, 2001.

                                                             The Fund

NOTES

                                                           For More Information

                        Dreyfus Premier State Municipal Bond Fund, Ohio Series 200 Park Avenue
                        New York, NY 10166

                        Manager

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                        Custodian

                        The Bank of New York
                        100 Church Street
                        New York, NY 10286

                        Transfer Agent & Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        P.O. Box 9671
                        Providence, RI 02940

                        Distributor

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166

To obtain information:

BY TELEPHONE Call your financial representative or 1-800-554-4611

BY MAIL  Write to:
The Dreyfus Premier Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

(c) 2000 Dreyfus Service Corporation                                   057AR004

================================================================================

Dreyfus Premier State

Municipal Bond Fund,

Pennsylvania Series

ANNUAL REPORT April 30, 2000

(reg.tm)

================================================================================



The views expressed herein are current to the date of this report. These views and the composition of the fund's portfolio are subject to change at any time based on market and other conditions.

           * Not FDIC-Insured
           * Not Bank-Guaranteed
           * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the President

                             3   Discussion of Fund Performance

                             6   Fund Performance

                             8   Statement of Investments

                            13   Statement of Assets and Liabilities

                            14   Statement of Operations

                            15   Statement of Changes in Net Assets

                            17   Financial Highlights

                            20   Notes to Financial Statements

                            25   Report of Independent Auditors

                            26   Important Tax Information

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                                                Dreyfus Premier

                                                     State Municipal Bond Fund,

                                                            Pennsylvania Series

LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this annual report for Dreyfus Premier State Municipal Bond Fund, Pennsylvania Series, covering the 12-month period from May 1, 1999 through April 30, 2000. Inside, you'll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, Douglas Gaylor.

When the reporting period began, evidence had emerged that the U.S. economy was growing strongly in an environment characterized by high levels of consumer spending and low levels of unemployment. Concerns that inflationary pressures might re-emerge caused the Federal Reserve Board to raise short-term interest rates five times during the reporting period, for a total increase of 1.25 percentage points. While higher interest rates generally led to an erosion of municipal bond prices during much of the reporting period, the tax-exempt bond market showed renewed signs of strength during the first four months of 2000.

Municipal bonds were also influenced by supply-and-demand considerations. These technical influences have caused the yields of tax-exempt bonds to rise to very attractive levels compared to the after-tax yields of taxable bonds of comparable maturity and credit quality, making tax-exempt bonds especially attractive for investors in the higher federal and state income tax brackets.

We  appreciate  your  confidence over the past year, and we look forward to your
continued   participation   in  Dreyfus  Premier  State  Municipal  Bond  Fund,
Pennsylvania Series.

Sincerely,


Stephen E. Canter
President and Chief Investment Officer
The Dreyfus Corporation
May 15, 2000




DISCUSSION OF FUND PERFORMANCE

Douglas Gaylor, Portfolio Manager

How did Dreyfus Premier State Municipal Bond Fund, Pennsylvania Series, perform during the period?

For the 12-month period ended April 30, 2000, the fund's Class A shares provided a -3.24% total return, its Class B shares provided a -3.75% total return and its Class C shares provided a -3.98% total return.(1) In comparison, the Lipper Pennsylvania Municipal Debt Funds category average provided a -3.65% total return for the same period.(2) We attribute the fund's negative absolute returns during the reporting period to a rising interest-rate environment, which caused most municipal bond prices to decline.

What is the fund's investment approach?

Our goal is to seek as high a level of federal and Pennsylvania state tax-exempt income as is practical without undue risk from a diversified portfolio of municipal bonds. To achieve this objective, we employ two primary strategies. First, for between one-half and three-quarters of the total fund, we look for bonds that can potentially offer attractive current income. We typically look for bonds that can provide consistently high current yields. We also try to ensure that we select bonds that are most likely to obtain attractive prices if and when we decide to sell them in the secondary market.

Second, for the remainder of the fund, we try to look for bonds that we believe have the potential to offer attractive total returns. We typically look for bonds that are selling at a discount to face value because they may be temporarily out of favor among investors. Our belief is that these bonds' prices will rise as they return to favor over time.

What other factors influenced the fund's performance?

Although the portfolio' s performance was hurt by a difficult investment environment from the beginning of the reporting period throughout 1999, the
first    four    months    of    2000    generally    provided
                                                                        The Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

better market conditions and a market rally. This rally helped offset most -- but not all -- of the decline in the last eight months of 1999.

When the reporting period began on May 1, 1999, investors had become concerned that strong economic growth might rekindle long-dormant inflationary pressures, especially from rising wages in a tight job market. In an attempt to ease these pressures and forestall a reacceleration of inflation, the Federal Reserve Board raised short-term interest rates five times during the reporting period, for a total increase of 1.25 percentage points. This caused most bond prices to fall.

During 1999 municipal bond prices also fell because of adverse supply-and-demand influences. For a variety of reasons, institutional investors such as insurance companies and mutual funds participated less in the tax-exempt market. Despite strong demand from individual investors, the absence of institutional buyers helped reduce overall demand and drove municipal bond prices down. During the first quarter of 2000, however, issuance of municipal bonds nationally declined approximately 20% compared to the same period in 1999. This scarcity of supply was especially severe in Pennsylvania, which is typically a high-issuance state compared to other states. The lack of supply, combined with strong demand from individual investors, helped to support the prices of Pennsylvania bonds during the recent market rally.

What is the fund's current strategy?

Our current strategy has been to maintain as high a level of income as practical while reducing volatility and protecting assets in a rising interest-rate environment. Accordingly, we have slowly and modestly begun to reduce the portfolio' s average duration -- a measure of sensitivity to changing interest rates -- in an attempt to protect our holdings from the brunt of potential price depreciation and capture higher yields as they may become available. In doing so, we have shifted assets from municipal bonds with maturities of 20 to 30 years into bonds with maturities in the 10- to 20-year range. In addition to helping us reduce the fund's sensitivity to rising interest rates, these intermediate-term holdings are also more likely to attract the interest of individual investors when the time comes to sell.

From a security selection perspective, we have focused primarily on tax-exempt bonds that have recently been out of favor among investors, including bonds selling at deep discounts and modest premiums to their face values. Because they are currently unpopular, these types of bonds are available with attractive yields, in our view, compared to other types of bonds that investors currently favor. We believe that these holdings have the potential to boost the fund's performance when deep-discount and modest-premium bonds return to favor among investors.

May 15, 2000

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID, AND DOES NOT TAKE INTO CONSIDERATION THE MAXIMUM INITIAL SALES CHARGE IN THE CASE OF CLASS A SHARES, OR THE APPLICABLE CONTINGENT DEFERRED SALES CHARGE IMPOSED ON REDEMPTIONS IN THE CASE OF CLASS B AND CLASS C SHARES. HAD THESE CHARGES BEEN REFLECTED, RETURNS WOULD HAVE BEEN LOWER. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE, YIELD AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. INCOME MAY BE SUBJECT TO STATE AND LOCAL TAXES FOR NON-PENNSYLVANIA RESIDENTS AND SOME INCOME MAY BE SUBJECT TO THE FEDERAL ALTERNATIVE MINIMUM TAX (AMT) FOR CERTAIN INVESTORS. CAPITAL GAINS, IF ANY, ARE FULLY TAXABLE.

(2)  SOURCE: LIPPER ANALYTICAL SERVICES, INC.

                                                             The Fund

FUND PERFORMANCE

Comparison of change in value of $10,000 investment in Dreyfus Premier State Municipal Bond Fund, Pennsylvania Series Class A shares and the Lehman Brothers Municipal Bond Index

((+))  SOURCE: LIPPER ANALYTICAL SERVICES, INC.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

THE ABOVE GRAPH COMPARES A $10,000 INVESTMENT MADE IN CLASS A SHARES OF DREYFUS PREMIER STATE MUNICIPAL BOND FUND, PENNSYLVANIA SERIES (THE "FUND") ON 4/30/90 TO A $10,000 INVESTMENT MADE IN THE LEHMAN BROTHERS MUNICIPAL BOND INDEX (THE "INDEX") ON THAT DATE. ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS ARE REINVESTED. PERFORMANCE FOR CLASS B AND CLASS C SHARES WILL VARY FROM THE PERFORMANCE OF CLASS A SHARES SHOWN ABOVE DUE TO DIFFERENCES IN CHARGES AND EXPENSES.

THE FUND INVESTS PRIMARILY IN PENNSYLVANIA MUNICIPAL SECURITIES AND ITS PERFORMANCE SHOWN IN THE LINE GRAPH TAKES INTO ACCOUNT THE MAXIMUM INITIAL SALES CHARGE ON CLASS A SHARES AND ALL OTHER APPLICABLE FEES AND EXPENSES. THE INDEX IS NOT LIMITED TO INVESTMENTS PRINCIPALLY IN PENNSYLVANIA MUNICIPAL OBLIGATIONS AND DOES NOT TAKE INTO ACCOUNT CHARGES, FEES AND OTHER EXPENSES. THE INDEX, UNLIKE THE FUND, IS AN UNMANAGED TOTAL RETURN PERFORMANCE BENCHMARK FOR THE LONG-TERM, INVESTMENT-GRADE, GEOGRAPHICALLY UNRESTRICTED TAX-EXEMPT BOND MARKET, CALCULATED BY USING MUNICIPAL BONDS SELECTED TO BE REPRESENTATIVE OF THE MUNICIPAL MARKET OVERALL. THESE FACTORS CAN CONTRIBUTE TO THE INDEX POTENTIALLY OUTPERFORMING OR UNDERPERFORMING THE FUND. FURTHER INFORMATION RELATING TO FUND PERFORMANCE, INCLUDING EXPENSE REIMBURSEMENTS, IF APPLICABLE, IS CONTAINED IN THE FINANCIAL HIGHLIGHTS SECTION OF THE PROSPECTUS AND ELSEWHERE IN THIS REPORT



Average Annual Total Returns AS OF 4/30/00

                                                     Inception                                                       From
                                                       Date          1 Year          5 Years       10 Years        Inception
---------------------------------------------------------------------------------------------------------------------------------

CLASS A SHARES
WITH SALES CHARGE (4.5%)                              7/30/87        (7.59)%          4.32%          6.57%              --
WITHOUT SALES CHARGE                                  7/30/87        (3.24)%          5.28%          7.06%              --

CLASS B SHARES
WITH REDEMPTION((+))                                  1/15/93        (7.36)%          4.43%           --               5.06%

WITHOUT REDEMPTION                                    1/15/93        (3.75)%          4.74%           --               5.06%

CLASS C SHARES
WITH REDEMPTION((+)(+))                               8/15/95        (4.88)%           --             --               4.32%
WITHOUT REDEMPTION                                    8/15/95        (3.98)%           --             --               4.32%

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

((+))  THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE FOR CLASS B SHARES IS 4% AND
IS REDUCED TO 0% AFTER SIX YEARS, AT WHICH TIME CLASS B SHARES CONVERT TO CLASS
A SHARES.

((+)(+))  THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE FOR CLASS C SHARES IS 1%
FOR SHARES REDEEMED WITHIN ONE YEAR OF THE DATE OF PURCHASE.

                                                             The Fund


STATEMENT OF INVESTMENTS

April 30, 2000

                                                                                              Principal
LONG-TERM MUNICIPAL INVESTMENTS--97.6%                                                        Amount ($)              Value ($)
------------------------------------------------------------------------------------------------------------------------------------

PENNSYLVANIA--93.6%

Allegheny County Hospital Development Authority, Revenue

  (Health Center - UPMC Health System):

      4.50%, 8/1/2015 (Insured; MBIA)                                                         2,000,000                1,666,580

      4.75%, 12/15/2016 (Insured; AMBAC)                                                      2,245,000                1,911,034

      5%, 11/1/2018                                                                           1,000,000                  878,460

   (Hospital - South Hills Health)  5.125%, 5/1/2029                                          3,000,000                2,353,140

Allegheny County Industrial Development Authority,
   Medical Center Revenue (Presbyterian Medical Center of
   Oakmont Pennsylvania, Inc.)

   6.75%, 2/1/2026 (Insured; FHA)                                                             1,760,000                1,837,915

Allegheny County Residential Finance Authority, SFMR:

   7.40%, 12/1/2022                                                                           1,290,000                1,323,024

   7.95%, 6/1/2023                                                                              740,000                  755,629

Bangor Area School District:

   4.50%, 3/15/2016 (Insured; FSA)                                                            2,040,000                1,726,554

   4.50%, Series A,  3/15/2017 (Insured; FSA)                                                 1,205,000                1,010,778

   4.50%, Series B,  3/15/2017 (Insured; FSA)                                                 2,130,000                1,786,687

Beaver County Industrial Development Authority, PCR

  (Pennsylvania Power Company Mansfield Project)

   7.15%, 9/1/2021                                                                            3,000,000                3,088,530

Berks County Municipal Authority, Revenue
   (Phoebe - Devitt Homes Project):

      5.50%, 5/15/2015                                                                          780,000                  639,132

      5.75%, 5/15/2022                                                                        1,500,000                1,224,495

Bradford County Industrial Development Authority, SWDR

   (International Paper Company Projects) 6.60%, 3/1/2019                                     4,250,000                4,240,437

Butler Area School District, 4.75%, 10/1/2022 (Insured; FGIC)                                 2,190,000                1,832,373

Charleroi Area School Authority, School Revenue

   Zero Coupon, 10/1/2020 (Insured; FGIC)                                                     2,000,000                  587,320

Chester County Health and Education Facilities Authority,
   Health System Revenue

   (Jefferson Health System) 5.375%, 5/15/2027                                                2,000,000                1,679,200

Coatesville Area School District 4.50%, 10/1/2016
   (Insured; FSA)                                                                             6,855,000                5,767,728

Dauphin County General Authority, Revenue
   (Office and Parking, Riverfront Office) 6%, 1/1/2025                                       3,000,000                2,709,540

East Whiteland Township 5%, 9/1/2019 (Insured; FSA)                                           2,820,000                2,512,902

Erie:

   Zero Coupon, 11/15/2019 (Insured; FSA)                                                     1,685,000                  520,598

   Zero Coupon, 11/15/2020 (Insured; FSA)                                                     2,110,000                  610,212


                                                                                              Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                   Amount ($)               Value ($)
------------------------------------------------------------------------------------------------------------------------------------

PENNSYLVANIA (CONTINUED)

Erie County Higher Education Building Authority,
   College Revenue (Mercyhurst College Project)
   5.75%, 3/15/2020                                                                           2,000,000                1,818,220

Erie School District Zero Coupon, 9/1/2015 (Insured; FSA)                                     1,135,000                  464,442

Franklin County Industrial Development Authority, HR

  (The Chambersburg Hospital) 5%, 07/01/2018

   (Insured; AMBAC)                                                                           1,200,000                1,055,508

Gettysburg Municipal Authority, College Revenue
   (Gettysburg College) 4.75%, 8/15/2023 (Insured; AMBAC)                                     2,000,000                1,667,460

Girtys Run Joint Sewer Authority, Sewer Revenue

   4.50%, 11/1/2020 (Insured; FSA)                                                            4,580,000                3,735,906

Harrisburg Authority, Office and Parking Revenue

   6%, 5/1/2019                                                                               2,000,000                1,824,740

Harrisburg Redevelopment Authority, Revenue:

   Zero Coupon, 5/1/2018 (Insured; FSA)                                                       2,750,000                  923,835

   Zero Coupon, 11/1/2018 (Insured; FSA)                                                      2,750,000                  896,280

   Zero Coupon, 11/1/2019 (Insured; FSA)                                                      2,750,000                  838,805

   Zero Coupon, 5/1/2020 (Insured; FSA)                                                       2,750,000                  808,940

   Zero Coupon, 11/1/2020 (Insured; FSA)                                                      2,750,000                  784,602

Lancaster Area Sewer Authority, Revenue
   4.50%, 4/1/2018 (Insured; MBIA)                                                            5,730,000                4,757,848

Luzerne County Industrial Development Authority,
   Exempt Facilities Revenue, (Pennsylvania Gas and
   Water Company Project) 7.125%, 12/1/2022                                                   4,000,000                4,220,760

McKeesport Area School District, GO

   Zero Coupon, 10/1/2021 (Insured; AMBAC)                                                    3,455,000                  949,572

Montgomery County Higher Educational and Health Authority,
   Revenue First Mortgage (Montgomery Income Project)
   10.50%, 9/1/2020                                                                           2,875,000                2,977,954

Montgomery County Industrial Development Authority, RRR

   7.50%, 1/1/2012 (LOC; Banque Paribas)                                                     14,715,000               15,103,476

Montour School District, Notes:

   Zero Coupon, 1/1/2024 (Insured; FGIC)                                                      1,155,000                  266,574

   Zero Coupon, 1/1/2025 (Insured; FGIC)                                                      2,015,000                  436,086

Norristown (Asset Guarantee) Zero Coupon, 12/15/2014                                          1,465,000                  612,516

Northampton County Industrial Development Authority, PCR

   (Bethlehem Steel) 7.55%, 6/1/2017                                                          5,700,000                5,765,151

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                              Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                   Amount ($)               Value ($)
------------------------------------------------------------------------------------------------------------------------------------


PENNSYLVANIA (CONTINUED)

Pennsylvania Economic Development Financing Authority:

   RRR (Northampton Generating Project) 6.50%, 1/1/2013                                       6,500,000                6,340,685

   Wastewater Treatment Revenue
      (Sun Co. Inc. - R and M Project) 7.60%, 12/1/2024                                       4,240,000                4,492,365

Pennsylvania Housing Finance Agency:

   6.50%, 7/1/2023                                                                            2,750,000                2,773,595

   Single Family Mortgage:

      6.75%, 4/1/2016                                                                         3,000,000                3,040,590

      6.85%, 4/1/2016 (Insured; FHA)                                                          3,700,000                3,747,804

      6.90%, 4/1/2025                                                                         6,250,000                6,448,188

Pennsylvania Higher Education Assistance Agency,
   Student Loan Revenue

   7.05%, 10/1/2016 (Insured; AMBAC)                                                          2,500,000                2,660,825

Pennsylvania State Higher Educational Facilities Authority, Revenue:

  (State System Higher Education):

      5%, 6/15/2019 (Insured; AMBAC)                                                          2,000,000                1,787,700

      5%, 6/15/2024 (Insured; FSA)                                                            1,770,000                1,540,643

   (UPMC Health System) 4.875%, 8/1/2019 (Insured; FSA)                                       1,250,000                1,052,150

Pennsylvania State University

   5%, 8/15/2017                                                                                500,000                  454,355

Pennsylvania Turnpike Commission,  Oil Franchise Tax Revenue

   5%, 12/01/2023 (Insured AMBAC)                                                             2,000,000                1,743,500

Philadelphia:

   4.75%, 5/15/2020 (Insured; FGIC)                                                           8,900,000                7,525,128

   Gas Works Revenue:

      5%, 7/1/2017 (Insured; FSA)                                                             2,500,000                2,272,750

      5%, 7/1/2018 (Insured; FSA)                                                             3,500,000                3,149,580

      5%, 7/1/2023 (Insured; FSA)                                                             6,000,000                5,209,740

      6.375%, 7/1/2026 (Insured; CMAC)                                                        1,000,000                1,023,270

Philadelphia Hospitals and Higher Education Facilities Authority:

   Revenue(Jefferson Health System) 5%, 5/15/2011                                             2,000,000                1,803,340

   HR(Temple University Hospital) 6.625%, 11/15/2023                                         14,490,000               13,156,485

Philadelphia School District 4.50%, 4/1/2023 (Insured; MBIA)                                 16,625,000               13,354,696

Pittsburgh and Allegheny County Public Auditorium Authority,
   Excise Tax Revenue

   (Hotel Room) 5%, 2/1/2024 (Insured, AMBAC)                                                 2,250,000                1,955,340

Pittsburgh Urban Redevelopment Authority Mortgage Revenue:

   7.05%, 4/1/2023                                                                            1,785,000                1,816,220

   (Sidney Square Project) 6.65%, 9/1/2028                                                    3,350,000                3,377,303

Pittsburgh Water and Sewer Authority, Water and
   Sewer Systems Revenue 5%, 9/1/2017                                                         1,400,000                1,272,026


                                                                                              Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                   Amount ($)               Value ($)
------------------------------------------------------------------------------------------------------------------------------------


PENNSYLVANIA (CONTINUED)

Pottstown School District 4.75%, 6/1/2022 (Insured; MBIA)                                     3,760,000                3,150,316

Schuylkill County Industrial Development Authority

   First Mortgage Revenue (Valley Health Concerns)
   8.75%, 3/1/2012                                                                            2,500,000                2,502,925

Southeast Delco School District:

   Zero Coupon, 2/1/2020  (Insured; MBIA)                                                     2,055,000                  623,302

   Zero Coupon, 2/1/2023  (Insured; MBIA)                                                     2,055,000                  512,065

Southeastern Transportation Authority, Special Revenue

   4.75%, 3/1/2024 (Insured; FGIC)                                                            2,775,000                2,308,745

Spring-Ford Area School District 4.75%, 3/1/2022
   (Insured; FGIC)                                                                            8,935,000                7,493,874

State Public School Building Authority, School Revenue

   (School District of York Project) 4.75%, 2/15/2014
   (Insured; FGIC)                                                                            1,655,000                1,480,497

Washington County Industrial Development Authority:

   PCR (West Pennsylvania Power Company Mitchell)
      6.05%, 4/1/2014 (Insured; AMBAC)                                                        3,000,000                3,091,200

   Revenue (Presbyterian Medical Center)
      6.75%, 1/15/2023 (Insured; FHA)                                                         3,000,000                3,141,900

U.S. RELATED--4.0%

Commonwealth of Puerto Rico (Public Improvement)
   4.50%, 7/1/2023                                                                            5,000,000                4,053,850

Puerto Rico Electric Power Authority, Power Revenue
   5%, 7/1/2023                                                                               5,500,000                4,827,020

TOTAL LONG-TERM INVESTMENTS (cost $227,277,749)                                                                      215,754,915
------------------------------------------------------------------------------------------------------------------------------------

SHORT-TERM MUNICIPAL INVESTMENTS--.5%
------------------------------------------------------------------------------------------------------------------------------------

Delaware County Industrial Development Authority, PCR, VRDN

   (British Petroleum Oil Inc. Project) 5.80% (cost $1,000,000)                               1,000,000  (a)           1,000,000
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $228,277,749)                                                              98.1%             216,754,915

CASH AND RECEIVABLES (NET)                                                                          1.9%               4,247,492

NET ASSETS                                                                                        100.0%             221,002,407

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

Summary of Abbreviations

AMBAC                     American Municipal Bond
                             Assurance Corporation
CMAC                      Capital Market Assurance
                             Corporation
FGIC                      Financial Guaranty Insurance
                             Company
FHA                       Federal Housing Administration
FSA                       Financial Security Assurance
GO                        General Obligation
HR                        Hospital Revenue
LOC                       Letter of Credit
MBIA                      Municipal Bond Investors
                             Assurance Insurance
                             Corporation
PCR                       Pollution Control Revenue
RRR                       Resources Recovery Revenue
SFMR                      Single Family Mortgage Revenue
SWDR                      Solid Waste Disposal Revenue
VRDN                      Variable Rate Demand Notes

Summary of Combined Ratings (Unaudited)

Fitch                or          Moody's               or        Standard & Poor's                           Value (%)
------------------------------------------------------------------------------------------------------------------------------------
AAA                              Aaa                             AAA                                              57.9
AA                               Aa                              AA                                                8.2
A                                A                               A                                                12.0
BBB                              Baa                             BBB                                              13.3
F1                               MIG1/P1                         SP1/A1                                             .5
Not Rated(b)                     Not Rated(b)                    Not Rated(b)                                      8.1

                                                                                                                 100.0

(A)  SECURITIES PAYABLE ON DEMAND. VARIABLE RATE INTEREST-SUBJECT TO PERIODIC
     CHANGE.

(B)  SECURITIES WHICH, WHILE NOT RATED BY FITCH, MOODY'S AND STANDARD & POOR'S
     HAVE BEEN DETERMINED BY THE MANAGER TO BE OF COMPARABLE QUALITY TO THOSE
     RATED SECURITIES IN WHICH THE FUND MAY INVEST.


SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF ASSETS AND LIABILITIES

April 30, 2000

                                                             Cost         Value
------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of
Investments                                            228,277,749  216,754,915

Cash                                                                    291,037

Interest receivable                                                   3,618,963

Receivable for investment securities sold                               529,353

Receivable for shares of Beneficial Interest subscribed                 146,612

Prepaid expenses                                                          7,816

                                                                    221,348,696
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                           164,129

Payable for shares of Beneficial Interest redeemed                      136,552

Accrued expenses                                                         45,608

                                                                        346,289
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      221,002,407
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                     233,058,657

Accumulated net realized gain (loss) on investments                    (533,416)

Accumulated net unrealized appreciation (depreciation)
   on investments--Note 4                                           (11,522,834)
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      221,002,407


NET ASSET VALUE PER SHARE

                                                                            Class A                Class B            Class C
------------------------------------------------------------------------------------------------------------------------------------

Net Assets                                                                180,760,304             38,968,005         1,274,098

Shares Outstanding                                                         12,099,489              2,610,794            85,247
------------------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE PER SHARE ($)                                                   14.94                  14.93             14.95

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF OPERATIONS

Year Ended April 30, 2000

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INTEREST INCOME                                                     14,593,847

EXPENSES:

Management fee--Note 3(a)                                            1,326,793

Shareholder servicing costs--Note 3(c)                                 817,985

Distribution fees--Note 3(b)                                           263,746

Custodian fees                                                          27,528

Professional fees                                                       27,221

Registration fees                                                       23,217

Prospectus and shareholders' reports                                    23,127

Trustees' fees and expenses--Note 3(d)                                   3,244

Loan commitment fees--Note 2                                             2,482

Miscellaneous                                                           17,187

TOTAL EXPENSES                                                       2,532,530

INVESTMENT INCOME--NET                                              12,061,317
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments                                452,220

Net unrealized appreciation (depreciation) on investments          (21,787,858)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS             (21,335,638)

NET (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS              (9,274,321)

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF CHANGES IN NET ASSETS

                                                      Year Ended April 30,
                                             ----------------------------------
                                                     2000                 1999
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                         12,061,317           12,843,754

Net realized gain (loss) on investments           452,220            5,906,216

Net unrealized appreciation (depreciation)
   on investments                             (21,787,858)          (3,365,196)

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                   (9,274,321)          15,384,774
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

Investment income--net:

Class A shares                                 (9,678,252)          (9,548,326)

Class B shares                                 (2,339,115)          (3,269,922)

Class C shares                                    (43,950)             (25,507)

Net realized gain on investments:

Class A shares                                 (3,547,348)          (3,137,642)

Class B shares                                   (861,532)          (1,225,935)

Class C shares                                    (19,855)              (9,155)

TOTAL DIVIDENDS                               (16,490,052)         (17,216,487)
--------------------------------------------------------------------------------

BENEFICIAL INTEREST TRANSACTIONS ($):

Net proceeds from shares sold:

Class A shares                                 31,806,266           15,324,595

Class B shares                                  9,233,839            9,317,671

Class C shares                                    809,497              888,826

Dividends reinvested:

Class A shares                                  7,038,799            6,692,004

Class B shares                                  2,185,100            2,958,657

Class C shares                                     44,344               12,609

Cost of shares redeemed:

Class A shares                                (33,930,306)         (21,037,691)

Class B shares                                (35,538,987)         (17,742,150)

Class C shares                                   (376,973)            (460,642)

INCREASE (DECREASE) IN NET ASSETS FROM
   BENEFICIAL INTEREST TRANSACTIONS           (18,728,421)          (4,046,121)

TOTAL INCREASE (DECREASE) IN NET ASSETS       (44,492,794)          (5,877,834)
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                           265,495,201          271,373,035

END OF PERIOD                                 221,002,407          265,495,201

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

                                                      Year Ended April 30,
                                               ---------------------------------
                                                     2000                 1999
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS:

CLASS A(A)

Shares sold                                     2,029,925              918,902

Shares issued for dividends reinvested            460,266              398,920

Shares redeemed                                (2,211,504)          (1,253,979)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING     278,687               63,843
--------------------------------------------------------------------------------

CLASS B(A)

Shares sold                                       590,695              556,572

Shares issued for dividends reinvested            142,505              176,403

Shares redeemed                                (2,283,203)          (1,062,694)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING  (1,550,003)            (329,719)
--------------------------------------------------------------------------------

CLASS C

Shares sold                                        52,892               53,260

Shares issued for dividends reinvested              2,914                  752

Shares redeemed                                   (24,746)             (27,571)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING      31,060               26,441

(A) DURING THE PERIOD ENDED APRIL 30, 2000, 1,477,344 CLASS B SHARES REPRESENTING $22,894,751 WERE AUTOMATICALLY CONVERTED TO 1,476,804 CLASS A SHARES.

SEE NOTES TO FINANCIAL STATEMENTS.


FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.


                                                                              Year Ended April 30,
                                                          --------------------------------------------------------------
CLASS A SHARES                                            2000          1999          1998          1997          1996
----------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                     16.56          16.68         16.23         16.17         16.12

Investment Operations:

Investment income--net                                     .79            .82           .85           .85           .87

Net realized and unrealized
   gain (loss) on investments                            (1.33)           .16           .71           .24           .32

Total from Investment Operations                          (.54)           .98          1.56          1.09          1.19

Distributions:

Dividends from investment income--net                     (.79)          (.82)         (.85)         (.85)         (.87)

Dividends from net realized gain
   on investments                                         (.29)          (.28)         (.26)         (.18)         (.27)

Total Distributions                                      (1.08)         (1.10)        (1.11)        (1.03)        (1.14)

Net asset value, end of period                           14.94          16.56         16.68         16.23         16.17
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)(A)                                      (3.24)          5.97          9.83          6.89          7.46
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                    .94            .92           .92           .92           .92

Ratio of net investment income
   to average net assets                                  5.12           4.90          5.09          5.22          5.28

Portfolio Turnover Rate                                  34.29          48.14         34.82         60.57         52.69
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                  180,760        195,728       196,055       201,229       216,802

(A) EXCLUSIVE OF SALES CHARGE.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

FINANCIAL HIGHLIGHTS (CONTINUED)

                                                                              Year Ended April 30,
                                                          --------------------------------------------------------------
CLASS B SHARES                                            2000          1999          1998          1997          1996
----------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                     16.55         16.67         16.23         16.16          16.11

Investment Operations:

Investment income--net                                     .71           .74           .77           .77            .79

Net realized and unrealized
   gain (loss) on investments                            (1.33)          .16           .70           .25            .32

Total from Investment Operations                          (.62)          .90          1.47          1.02           1.11

Distributions:

Dividends from investment income--net                     (.71)         (.74)         (.77)         (.77)          (.79)

Dividends from net realized gain
   on investments                                         (.29)         (.28)         (.26)         (.18)          (.27)

Total Distributions                                      (1.00)        (1.02)        (1.03)         (.95)         (1.06)

Net asset value, end of period                           14.93         16.55         16.67         16.23          16.16
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)(A)                                      (3.75)         5.43          9.20          6.41           6.92
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                   1.46          1.43          1.43          1.43           1.43

Ratio of net investment income
   to average net assets                                  4.57          4.39          4.57          4.71           4.76

Portfolio Turnover Rate                                  34.29         48.14         34.82         60.57          52.69
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                   38,968        68,869        74,855        71,671         72,610

(A) EXCLUSIVE OF SALES CHARGE.

SEE NOTES TO FINANCIAL STATEMENTS.



                                                                              Year Ended April 30,
                                                          -------------------------------------------------------------------------
CLASS C SHARES                                            2000          1999          1998          1997          1996(a)
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                     16.57         16.69         16.23         16.16          16.18

Investment Operations:

Investment income--net                                     .67           .69           .70           .69            .53

Net realized and unrealized
   gain (loss) on investments                            (1.33)          .16           .72           .25            .25

Total from Investment Operations                          (.66)          .85          1.42           .94            .78

Distributions:

Dividends from investment income--net                     (.67)         (.69)         (.70)         (.69)          (.53)

Dividends from net realized gain
   on investments                                         (.29)         (.28)         (.26)         (.18)          (.27)

Total Distributions                                       (.96)         (.97)         (.96)         (.87)          (.80)

Net asset value, end of period                           14.95         16.57         16.69         16.23          16.16
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)(B)                                      (3.98)         5.16          8.91          5.92           6.71(c)
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                   1.70          1.69          1.69          1.83           1.70(c)

Ratio of net investment income
   to average net assets                                  4.35          4.07          3.98          4.28           4.46(c)

Portfolio Turnover Rate                                  34.29         48.14         34.82         60.57          52.69
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                    1,274           898           463            32             21

(A) FROM AUGUST 15, 1995 (COMMENCEMENT OF INITIAL OFFERING) TO APRIL 30, 1996.

(B) EXCLUSIVE OF SALES CHARGE.

(C) ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS

NOTE 1--Significant Accounting Policies:

Dreyfus Premier State Municipal Bond Fund (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a non-diversified open-end management investment company and operates as a series company currently offering thirteen series including the Pennsylvania Series (the " fund" ). The fund's investment objective is to maximize current income exempt from Federal and, where applicable, from State income taxes, without undue risk. The Dreyfus Corporation (the "Manager") serves as the fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A., which is a wholly-owned subsidiary of Mellon Financial Corporation.

Effective March 22, 2000, Dreyfus Service Corporation ("DSC"), a wholly-owned subsidiary of the Manager, became the distributor of the fund's shares. Prior to March 22, 2000, Premier Mutual Fund Services, Inc. was the distributor. The fund is authorized to issue an unlimited number of $.001 par value shares in the following classes of shares: Class A, Class B and Class C shares. Class A shares are subject to a sales charge imposed at the time of purchase, Class B shares are subject to a contingent deferred sales charge ("CDSC") imposed on Class B share redemptions made within six years of purchase (five years for shareholders beneficially owning Class B shares on November 30, 1996) and Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase. Class B shares automatically convert to Class A shares after six years. Other differences between the classes include the services offered to and the expenses borne by each class and certain voting rights.

The Trust accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series' operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The fund' s financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.


(A) PORTFOLIO VALUATION: Investments in securities (excluding options and financial futures on municipal and U.S. treasury securities) are valued each business day by an independent pricing service ("Service") approved by the Board of Trustees. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Options and financial futures on municipal and U.S. treasury securities are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day. Investments not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. Bid price is used when no asked price is available.

(B) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, adjusted for amortization of premiums and original issue discounts on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Under the terms of the custody agreement, the fund received net earnings credits of $12,500 during the period ended April 30, 2000 based on available cash balances left on deposit. Income earned under this arrangement is included in interest income.

The  fund  follows  an  investment  policy  of  investing primarily in municipal
obligations   of   one   state.   Economic   changes  affecting  the
                                                                        The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

state and certain of its public bodies and municipalities may affect the ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the fund.

(C) DIVIDENDS TO SHAREHOLDERS: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the " Code" ). To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the fund not to distribute such gain.

(D) FEDERAL INCOME TAXES: It is the policy of the fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all Federal income and excise taxes.

NOTE 2--Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $500 million redemption credit facility (the "Facility") to be utilized for temporary and emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the fund at rates based on prevailing market rates in effect at the time of borrowings. During the period ended April 30, 2000, the fund did not borrow under the Facility.

NOTE 3--Management Fee and Other Transactions With Affiliates:

(A) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .55 of 1% of the value of the fund's average daily net assets and is payable monthly.


DSC retained $4,017 during the period ended April 30, 2000, from commissions earned on sales of the fund's shares.

(B) Under the Distribution Plan (the "Plan"), adopted pursuant to Rule 12b-1 under the Act, Class B and Class C shares pay the distributor for distributing their shares at an annual rate of .50 of 1% of the value of the average daily net assets of Class B shares and .75 of 1% of the value of the average daily net assets of Class C shares. During the period ended April 30, 2000, Class B and Class C shares were charged $256,167 and $7,579, respectively, pursuant to the Plan, of which $21,873 and $1,031 for Class B and Class C shares, respectively, were paid to DSC.

(C) Under the Shareholder Services Plan, Class A, Class B and Class C shares pay the distributor at an annual rate of .25 of 1% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services. The distributor determines the amounts to be paid to Service Agents. During the period ended April 30, 2000 Class A, Class B and Class C shares were charged $472,478, $128,084, and $2,526, respectively, pursuant to the Shareholder Services Plan, of which $49,985, $10,937 and $344 for Class A, Class B and Class C shares, respectively, were paid to DSC.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended April 30, 2000, the fund was charged $136,293 pursuant to the transfer
agency    agreement.

(D)  Each  Board  member also serves as a Board member of other funds within the
Dreyfus    complex    (collectively,    the    "Fund    Group"   ).
                                                                        The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

Effective April 13, 2000, each Board member receives an annual fee of $50,000 and a fee of $6,500 for each meeting held in person and $500 for telephone meetings. These fees are allocated among the funds in the Fund Group. The Chairman of the Board receives an additional 25% of such compensation. Prior to April 13, 2000, each Board member who was not an "affiliated person" as defined in the Act received from the Trust an annual fee of $2,500 and an attendance fee of $250 per meeting. The Chairman of the Board received an additional 25% of such compensation. Subject to the fund's Director Emeritus Program Guidelines, Emeritus Board members, if any, receive 50% of the Trust's annual retainer fee and per meeting fee paid at the time the Board member achieved emeritus status.

NOTE 4--Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended April 30, 2000, amounted to $81,579,527 and $106,477,905 respectively.

At  April  30,  2000, accumulated net unrealized depreciation on investments was
$11,522,834,   consisting   of  $1,875,931  gross  unrealized  appreciation  and
$13,398,765 gross unrealized depreciation.

At April 30, 2000, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).


REPORT OF INDEPENDENT AUDITORS

Shareholders and Board of Trustees Dreyfus Premier State Municipal Bond Fund, Pennsylvania Series

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Dreyfus Premier State Municipal Bond Fund, Pennsylvania Series (one of the funds constituting the Dreyfus Premier State
Municipal Bond Fund) as of April 30, 2000, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of April 30, 2000 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Premier State Municipal Bond Fund, Pennsylvania Series at April 30, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with accounting principles generally accepted in the United States.


New York, New York

June 9, 2000

                                                             The Fund


IMPORTANT TAX INFORMATION (Unaudited)

In accordance with Federal tax law, the fund hereby makes the following designations regarding its fiscal year ended April 30, 2000:

          --all    the   dividends   paid   from   investment   income-net   are
"exempt-interest dividends" (not subject to regular Federal and, for individuals who are Pennsylvania residents, Pennsylvania personal income taxes), and

          --the fund hereby designates $.2724 per share as a long-term capital gain distribution of the $.2853 per share paid on December 8, 1999.

As required by Federal tax law rules, shareholders will receive notification of their portion of the Fund's taxable ordinary dividends (if any) and capital gain distributions (if any) paid for the 2000 calendar year on Form 1099-DIV which will be mailed by January 31, 2001.


NOTES

                                                           For More Information

                        Dreyfus Premier State Municipal Bond Fund, Pennsylvania Series
                        200 Park Avenue
                        New York, NY 10166

                        Manager

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                        Custodian

                        The Bank of New York
                        100 Church Street
                        New York, NY 10286

                        Transfer Agent & Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        P.O. Box 9671
                        Providence, RI 02940

                        Distributor

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166

To obtain information:

BY TELEPHONE Call your financial representative or 1-800-554-4611

BY MAIL  Write to:
The Dreyfus Premier Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

(c) 2000 Dreyfus Service Corporation                                   058AR004


================================================================================



Dreyfus Premier

State Municipal

Bond Fund,

Texas Series

ANNUAL REPORT April 30, 2000

(reg.tm)


================================================================================


The views expressed herein are current to the date of this report. These views and the composition of the fund's portfolio are subject to change at any time based on market and other conditions.

           * Not FDIC-Insured
           * Not Bank-Guaranteed
           * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the President

                             3   Discussion of Fund Performance

                             6   Fund Performance

                             8   Statement of Investments

                            12   Statement of Assets and Liabilities

                            13   Statement of Operations

                            14   Statement of Changes in Net Assets

                            16   Financial Highlights

                            19   Notes to Financial Statements

                            24   Report of Independent Auditors

                            25   Important Tax Information

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                Dreyfus Premier

                                                     State Municipal Bond Fund,

                                                                   Texas Series

                                                                       The Fund

LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this annual report for Dreyfus Premier State Municipal Bond Fund, Texas Series, covering the 12-month period from May 1, 1999 through April 30, 2000. Inside, you'll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, Douglas Gaylor.

When the reporting period began, evidence had emerged that the U.S. economy was growing strongly in an environment characterized by high levels of consumer spending and low levels of unemployment. Concerns that inflationary pressures might re-emerge caused the Federal Reserve Board to raise short-term interest rates five times during the reporting period, for a total increase of 1.25 percentage points. While higher interest rates generally led to an erosion of municipal bond prices during much of the reporting period, the tax-exempt bond market showed renewed signs of strength during the first four months of 2000.

Municipal bonds were also influenced by supply-and-demand considerations. These technical influences have caused the yields of tax-exempt bonds to rise to very attractive levels compared to the after-tax yields of taxable bonds of comparable maturity and credit quality, making tax-exempt bonds especially attractive for investors in the higher federal and state income tax brackets.

We appreciate your confidence over the past year, and we look forward to your continued participation in Dreyfus Premier State Municipal Bond Fund, Texas Series.

Sincerely,


Stephen E. Canter
President and Chief Investment Officer
The Dreyfus Corporation
May 15, 2000




DISCUSSION OF FUND PERFORMANCE

Douglas Gaylor, Portfolio Manager

How did Dreyfus Premier State Municipal Bond Fund, Texas Series, perform during the period?

For the 12-month period ended April 30, 2000, the fund's Class A shares provided a -3.62% total return, its Class B shares provided a -4.14% total return and its Class C shares provided a -4.33% total return.(1) In comparison, the Lipper
Texas Municipal Debt Funds category average provided a -3.99% total return for the same period.(2) We attribute the fund's negative absolute returns during the reporting period to a rising interest-rate environment, which caused most municipal bond prices to decline.

What is the fund's investment approach?

Our goal is to seek as high a level of federal and Texas tax-exempt income as is practical without undue risk from a diversified portfolio of municipal bonds. To achieve this objective, we employ two primary strategies. First, for between one-half and three-quarters of the total fund, we look for bonds that can potentially offer attractive current income. We typically look for bonds that can provide consistently high current yields. We also try to ensure that we select bonds that are most likely to obtain attractive prices if and when we decide to sell them in the secondary market.

Second, for the remainder of the fund, we try to look for bonds that we believe have the potential to offer attractive total returns. We typically look for bonds that are selling at a discount to face value because they may be temporarily out of favor among investors. Our belief is that these bonds' prices will rise as they return to favor over time.

What other factors influenced the fund's performance?

Although the fund's performance was hurt by a difficult investment environment from the beginning of the reporting period throughout 1999, the first four
months    of    2000    generally    provided    better    market
                                                                        The Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

conditions and a market rally. This rally helped offset most -- but not all -- of the decline in the last eight months of 1999.

When the reporting period began on May 1, 1999, investors had become concerned that strong economic growth might rekindle long-dormant inflationary pressures, especially from rising wages in a tight job market. In an attempt to ease these pressures and forestall a reacceleration of inflation, the Federal Reserve Board raised short-term interest rates five times during the reporting period, for a total increase of 1.25 percentage points. This caused most bond prices to fall.

During 1999 municipal bond prices also fell because of adverse supply-and-demand influences. For a variety of reasons, institutional investors such as insurance companies and mutual funds participated less in the tax-exempt market. Despite strong demand from individual investors, the absence of institutional buyers helped reduce overall demand and drove municipal bond prices down. During the first quarter of 2000, however, issuance of municipal bonds nationally declined approximately 20% compared to the same period in 1999.

In addition, the fund and the Texas marketplace were adversely affected by a change in the state laws governing insurance companies. These companies are no longer required to hold Texas municipal bonds in their portfolios as a prerequisite to doing business in the state. As a result, demand from institutional investors in Texas has fallen, constraining the rise of the
state's    bond    prices    during    the    recent    market    rally.

What is the fund's current strategy?

Our current strategy has been to maintain as high a level of income as practical while reducing volatility and protecting assets in a rising interest-rate environment. Accordingly, we have slowly and modestly begun to reduce the portfolio' s average duration -- a measure of sensitivity to changing interest rates -- in an attempt to protect our holdings from the brunt of potential price depreciation and capture higher yields as they may become available. In doing so, we have shifted assets from municipal bonds with maturities of 20 to 30 years into bonds with maturities in the 10- to 20-year range. In addition to helping us reduce the fund' s sensitivity to rising interest rates, these intermediate-term holdings are also more likely to attract the interest of individual investors when the time comes to sell.

From a security selection perspective, we have focused primarily on tax-exempt bonds that have recently been out of favor among investors, including bonds selling at deep discounts and modest premiums to their face values. Because they are currently unpopular, these types of bonds are available with attractive yields, in our view, compared to other types of bonds that investors currently favor. We believe that these holdings have the potential to boost the fund's performance when deep-discount and modest-premium bonds return to favor among investors.

May 15, 2000

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID, AND DOES NOT TAKE INTO CONSIDERATION THE MAXIMUM INITIAL SALES CHARGE IN THE CASE OF CLASS A SHARES, OR THE APPLICABLE CONTINGENT DEFERRED SALES CHARGE IMPOSED ON REDEMPTIONS IN THE CASE OF CLASS B AND CLASS C SHARES. HAD THESE CHARGES BEEN REFLECTED, RETURNS WOULD HAVE BEEN LOWER. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE, YIELD AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. INCOME MAY BE SUBJECT TO STATE AND LOCAL TAXES FOR NON-TEXAS RESIDENTS AND SOME INCOME MAY BE SUBJECT TO THE FEDERAL ALTERNATIVE MINIMUM TAX
(AMT) FOR CERTAIN INVESTORS. CAPITAL GAINS, IF ANY, ARE FULLY TAXABLE. RETURN FIGURES PROVIDED REFLECT THE ABSORPTION OF FUND EXPENSES BY THE DREYFUS CORPORATION PURSUANT TO AN UNDERTAKING IN EFFECT THAT MAY BE EXTENDED, TERMINATED OR MODIFIED AT ANY TIME. HAD THESE EXPENSES NOT BEEN ABSORBED, THE FUND'S RETURN WOULD HAVE BEEN LOWER.

(2)  SOURCE: LIPPER ANALYTICAL SERVICES, INC.

                                                             The Fund

FUND PERFORMANCE

Comparison of change in value of $10,000 investment in Dreyfus Premier State Municipal Bond Fund, Texas Series Class A shares and the Lehman Brothers Municipal Bond Index

((+))  SOURCE: LIPPER ANALYTICAL SERVICES, INC.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

THE ABOVE GRAPH COMPARES A $10,000 INVESTMENT MADE IN CLASS A SHARES OF DREYFUS PREMIER STATE MUNICIPAL BOND FUND, TEXAS SERIES (THE "FUND") ON 4/30/90 TO A $10,000 INVESTMENT MADE IN THE LEHMAN BROTHERS MUNICIPAL BOND INDEX (THE "INDEX") ON THAT DATE. ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS ARE REINVESTED. PERFORMANCE FOR CLASS B AND CLASS C SHARES WILL VARY FROM THE PERFORMANCE OF CLASS A SHARES SHOWN ABOVE DUE TO DIFFERENCES IN CHARGES AND EXPENSES.

THE FUND INVESTS PRIMARILY IN TEXAS MUNICIPAL SECURITIES AND ITS PERFORMANCE SHOWN IN THE LINE GRAPH TAKES INTO ACCOUNT THE MAXIMUM INITIAL SALES CHARGE ON CLASS A SHARES AND ALL OTHER APPLICABLE FEES AND EXPENSES. THE INDEX IS NOT LIMITED TO INVESTMENTS PRINCIPALLY IN TEXAS MUNICIPAL OBLIGATIONS AND DOES NOT TAKE INTO ACCOUNT CHARGES, FEES AND OTHER EXPENSES. THE INDEX, UNLIKE THE FUND, IS AN UNMANAGED TOTAL RETURN PERFORMANCE BENCHMARK FOR THE LONG-TERM, INVESTMENT-GRADE, GEOGRAPHICALLY UNRESTRICTED TAX-EXEMPT BOND MARKET, CALCULATED BY USING MUNICIPAL BONDS SELECTED TO BE REPRESENTATIVE OF THE MUNICIPAL MARKET OVERALL. THESE FACTORS CAN CONTRIBUTE TO THE INDEX POTENTIALLY OUTPERFORMING OR UNDERPERFORMING THE FUND. FURTHER INFORMATION RELATING TO FUND PERFORMANCE, INCLUDING EXPENSE REIMBURSEMENTS, IF APPLICABLE, IS CONTAINED IN THE FINANCIAL HIGHLIGHTS SECTION OF THE PROSPECTUS AND ELSEWHERE IN THIS REPORT.



Average Annual Total Returns AS OF 4/30/00

                                                           Inception                                                 From
                                                             Date          1 Year       5 Years       10 Years     Inception
---------------------------------------------------------------------------------------------------------------------------------

CLASS A SHARES
WITH SALES CHARGE (4.5%)                                    5/28/87       (7.96)%        4.50%          6.84%          --
WITHOUT SALES CHARGE                                        5/28/87       (3.62)%        5.46%          7.34%          --

CLASS B SHARES
WITH REDEMPTION((+))                                        1/15/93       (7.75)%        4.61%           --           5.42%

WITHOUT REDEMPTION                                          1/15/93       (4.14)%        4.92%           --           5.42%

CLASS C SHARES
WITH REDEMPTION((+)(+))                                     8/15/95       (5.24)%          --            --           4.51%
WITHOUT REDEMPTION                                          8/15/95       (4.33)%          --            --           4.51%

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

((+))  THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE FOR CLASS B SHARES IS 4% AND
IS REDUCED TO 0% AFTER SIX YEARS, AT WHICH TIME CLASS B SHARES CONVERT TO CLASS
A SHARES.

((+)(+))  THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE FOR CLASS C SHARES IS 1%
FOR SHARES REDEEMED WITHIN ONE YEAR OF THE DATE OF PURCHASE.

                                                             The Fund


STATEMENT OF INVESTMENTS

April 30, 2000


STATEMENT OF INVESTMENTS

                                                                                             Principal
LONG-TERM MUNICIPAL INVESTMENTS--96.5%                                                       Amount ($)            Value ($)
---------------------------------------------------------------------------------------------------------------------------------

TEXAS--95.2%

Aledo Independent School District, Unlimited Tax School Building

   (Permanent School Fund Guaranteed)
   Zero Coupon, 2/15/2014                                                                     1,225,000              553,614

Brazos Higher Education Authority Inc., Student Loan Revenue

   6.80%, 12/1/2004                                                                             700,000              733,523

Clear Creek Independent School District

   (Permanent School Fund Guaranteed)
   4.25%, 2/1/2013                                                                            1,475,000            1,270,167

Coastal Water Authority, Water Conveyance System

   6.25%, 12/15/2017 (Insured; AMBAC)                                                         5,885,000            5,945,615

Dallas-Fort Worth Regional Airport, Joint Revenue

   6.625%, 11/1/2021 (Insured; FGIC)                                                          1,250,000            1,285,025
Denison Hospital Authority, HR

   (Texoma Medical Center Project) 6.125%, 8/15/2017                                            750,000              640,875

Eanes Independent School District

   (Permanent School Fund Guaranteed)
   4.50%, 8/1/2017                                                                            1,400,000            1,163,498

El Paso Housing Authority, Multi-Family Revenue

   (Section 8 Projects) 6.25%, 12/1/2009                                                      2,510,000            2,543,584

Grape Creek-Pulliam Independent School District

   Public Facility Corp., School Facility LR
   7.25%, 5/15/2021                                                                           2,200,000            2,300,342

Grapevine-Colleyville Independent School District, Unlimited

   Tax School Building (Permanent School Fund Guaranteed):
      Zero Coupon, 8/15/2017                                                                  2,590,000              928,411

      Zero Coupon, 8/15/2018                                                                  2,390,000              800,244

Gulf Coast Waste Disposal Authority, SWDR

   (Champion International Corp. Project) 7.25%, 4/1/2017                                       560,000              579,303

Houston, Public Improvement 4.75%, 3/1/2016                                                   1,160,000            1,011,358

Houston Independent School District

  (Permanent School Fund Guaranteed):

      Zero Coupon, 8/15/2015                                                                  3,000,000            1,230,780

      4.75%, 2/15/2022                                                                        2,500,000            2,094,500

Irving Independent School District

  (Permanent School Fund Guaranteed):

      Zero Coupon, 2/15/2010                                                                  1,985,000            1,154,377

      Zero Coupon, 2/15/2016                                                                  1,000,000              394,830

Katy Independent School District, Limited Tax Refunding

   and School Building (Permanent School Fund Guaranteed)
   4.75%, 2/15/2021                                                                           1,295,000            1,092,449


                                                                                              Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                   Amount ($)           Value ($)
---------------------------------------------------------------------------------------------------------------------------------

TEXAS (CONTINUED)

La Porte Independent School District

   (Permanent School Fund Guaranteed)
   4.50%, 2/15/2017                                                                           1,000,000              835,540

Lakeway Municipal Utility District

   Zero Coupon, 9/1/2013 (Insured; FGIC)                                                      1,850,000              863,876

Leon County, PCR (Nucor Corp. Project) 7.375%, 8/1/2009                                         750,000              784,020

Lower Colorado River Authority, Revenue, Junior Lein

   4.50%, 1/1/2017 (Insured; FSA)                                                             1,410,000            1,232,791

North Texas Higher Education Authority, Inc.,

   Student Loan Revenue 7.25%, 4/1/2003
   (Insured; AMBAC) (Prerefunded 6/1/2000)                                                    1,000,000  (a)       1,022,460

Round Rock Independent School District

  (Permanent School Fund Guaranteed)

   4.50%, 8/1/2016                                                                            1,950,000            1,658,728

Texas:

   (Veterans Housing Assistance) 6.80%, 12/1/2023                                             2,145,000            2,214,048

   (Water Development) 5%, 8/1/2020                                                             750,000              666,293

Texas Department Housing and Community Affairs, MFHR

   (Harbors and Plumtree) 6.35%, 7/1/2016                                                     1,300,000            1,308,905

Texas Higher Education Coordinating Board,

  College Student Loan Revenue

   7.30%, 10/1/2003                                                                             315,000              328,255

Texas National Research Laboratory Commission Financing Corp.,

   LR (Superconducting Super Collider) 6.95%, 12/1/2012                                         700,000              791,644

Texas Public Finance Authority, Building Revenue

  (State Preservation Board Project):

      4.50%, 2/1/2018 (Insured; AMBAC)                                                        2,805,000            2,328,795

      4.50%, 2/1/2019 (Insured; AMBAC)                                                        2,165,000            1,784,068

Texas Public Property Finance Corp., Revenue

  (Mental Health and Retardation)

   8.875%, 9/1/2011 (Prerefunded 9/1/2001)                                                      455,000  (a)         487,018

Texas Water Development Board, Revenue, State Revolving Fund

   4.75%, 7/15/2020                                                                           1,695,000            1,444,208

Tomball Hospital Authority, Revenue 6%, 7/1/2013                                              5,000,000            4,545,650

Tomball Independent School District

   (Permanent School Fund Guaranteed) 4.75%, 2/15/2020                                        2,515,000            2,134,003

Tyler Health Facility Development Corp., HR

  (East Texas Medical Center Regional Health)

      6.625%, 11/1/2011                                                                       1,525,000            1,362,832

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                              Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                   Amount ($)           Value ($)
---------------------------------------------------------------------------------------------------------------------------------

TEXAS (CONTINUED)

University of Texas (Financing System) University Revenues

   3.75%, 8/15/2018                                                                           5,000,000            3,703,750

Victoria, Utility System Revenue 4.75%, 12/1/2022

   (Insured; MBIA)                                                                            1,105,000              921,537

Waxahachie Community Development Corp., Sales Tax Revenue:

   Zero Coupon, 8/1/2020 (Insured; MBIA)                                                      1,430,000              408,608

   Zero Coupon, 8/1/2023 (Insured; MBIA)                                                      1,000,000              233,650

West Side Calhoun County Navigation District, SWDR

   (Union Carbide Chemical and Plastics) 8.20%, 3/15/2021                                       500,000              518,890

U.S. RELATED--1.3%

Puerto Rico (Public Improvement)

   4.50%, 7/1/2023 (Insured; FSA)                                                             1,000,000              810,770

TOTAL LONG-TERM MUNICIPAL INVESTMENTS

   (cost $61,259,366)                                                                                             58,112,834
------------------------------------------------------------------------------------------------------------------------------------

SHORT-TERM MUNICIPAL INVESTMENT--1.7%
------------------------------------------------------------------------------------------------------------------------------------

Brazos River Authority, PCR, VRDN (Utility Electric Co.)

  6.25% (LOC; Morgan Guaranty Trust Co. of New York)

   (cost $1,000,000)                                                                          1,000,000  (b)       1,000,000
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $62,259,366)                                                               98.2%          59,112,834

CASH AND RECEIVABLES (NET)                                                                          1.8%           1,098,119

NET ASSETS                                                                                        100.0%          60,210,953


Summary of Abbreviations

AMBAC                     American Municipal Bond
                             Assurance Corporation
FGIC                      Financial Guaranty Insurance
                             Company
FSA                       Financial Security Assurance
HR                        Hospital Revenue
LOC                       Letter of Credit
LR                        Lease Revenue
MBIA                      Municipal Bond Investors
                             Assurance Insurance
                             Corporation
MFHR                      Multi-Family Housing Revenue
PCR                       Pollution Control Revenue
SWDR                      Solid Waste Disposal Revenue
VRDN                      Variable Rate Demand Notes

Summary of Combined Ratings (Unaudited)

Fitch                or          Moody's               or        Standard & Poor's                           Value (%)
------------------------------------------------------------------------------------------------------------------------------------
AAA                              Aaa                             AAA                                              64.5
AA                               Aa                              AA                                                7.9
A                                A                               A                                                 8.3
BBB                              Baa                             BBB                                              14.5
BBB                              B                               B                                                 2.3
F1                               MIG1/P1                         SP1/A1                                            1.7
Not Rated(c)                     Not Rated(c)                    Not Rated(c)                                       .8

                                                                                                                 100.0

(A)  BONDS WHICH ARE PREREFUNDED ARE COLLATERALIZED BY U.S. GOVERNMENT
     SECURITIES WHICH ARE HELD IN ESCROW AND ARE USED TO PAY PRINCIPAL AND
     INTEREST ON THE MUNICIPAL ISSUE AND TO RETIRE THE BONDS IN FULL AT THE
     EARLIEST REFUNDING DATE.

(B)  SECURITIES PAYABLE ON DEMAND. VARIABLE INTEREST RATE--SUBJECT TO PERIODIC
     CHANGE.

(C)  SECURITIES WHICH, WHILE NOT RATED BY FITCH, MOODY'S AND STANDARD & POOR'S
     HAVE BEEN DETERMINED BY THE MANAGER TO BE OF COMPARABLE QUALITY TO THOSE
     RATED SECURITIES IN WHICH THE FUND MAY INVEST.

(D)  AT APRIL 30, 2000, 25.4% OF THE FUND'S NET ASSETS ARE GUARANTEED BY
     PERMANENT SCHOOL FUND.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF ASSETS AND LIABILITIES

April 30, 2000

                                                              Cost      Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of Investments  62,259,366  59,112,834

Cash                                                                    559,405

Interest receivable                                                     965,642

Receivable for shares of Beneficial Interest subscribed                  11,843

Prepaid expenses                                                          8,022

                                                                     60,657,746
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                            35,956

Payable for shares of Beneficial Interest redeemed                      393,842

Accrued expenses                                                         16,995

                                                                        446,793
--------------------------------------------------------------------------------

NET ASSETS ($)                                                       60,210,953
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                      63,468,849

Accumulated net realized gain (loss) on investments                    (111,364)

Accumulated net unrealized appreciation (depreciation)
   on investments--Note 4                                            (3,146,532)
--------------------------------------------------------------------------------

NET ASSETS ($)                                                       60,210,953


NET ASSET VALUE PER SHARE

                                                        Class A            Class B                  Class C
------------------------------------------------------------------------------------------------------------------------------------

Net Assets ($)                                        52,463,659         7,482,772                  264,522

Shares Outstanding                                     2,714,675           387,282                   13,695
------------------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE PER SHARE ($)                              19.33             19.32                    19.31

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF OPERATIONS

Year Ended April 30, 2000

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INTEREST INCOME                                                      3,930,364

EXPENSES:

Management fee--Note 3(a)                                              373,352

Shareholder servicing costs--Note 3(c)                                 206,299

Distribution fees--Note 3(b)                                            61,118

Registration fees                                                       37,631

Professional fees                                                       23,758

Prospectus and shareholders' reports                                    15,250

Custodian fees                                                           7,647

Trustees' fees and expenses--Note 3(d)                                     969

Loan commitment fees--Note 2                                               612

Miscellaneous                                                           10,209

TOTAL EXPENSES                                                         736,845

Less--reduction in management fee due to undertaking--Note 3(a)        (98,727)

NET EXPENSES                                                           638,118

INVESTMENT INCOME--NET                                               3,292,246
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4:

Net realized gain (loss) on investments                                211,363

Net unrealized appreciation (depreciation) on investments           (6,522,846)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS              (6,311,483)

NET (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS              (3,019,237)

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF CHANGES IN NET ASSETS

                                                      Year Ended April 30,
                                              ----------------------------------
                                                     2000                 1999
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                          3,292,246            3,580,223

Net realized gain (loss) on investments           211,363            1,655,520

Net unrealized appreciation (depreciation)
   on investments                              (6,522,846)            (902,285)

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                   (3,019,237)           4,333,458
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

Investment income--net:

Class A shares                                 (2,765,973)          (2,750,126)

Class B shares                                   (504,058)            (815,258)

Class C shares                                    (22,215)             (14,839)

Net realized gain on investments:

Class A shares                                   (774,143)          (1,392,005)

Class B shares                                   (135,906)            (491,551)

Class C shares                                     (8,474)              (9,650)

TOTAL DIVIDENDS                                (4,210,769)          (5,473,429)
--------------------------------------------------------------------------------

BENEFICIAL INTEREST TRANSACTIONS ($):

Net proceeds from shares sold:

Class A shares                                  7,421,968            6,902,174

Class B shares                                    924,779            3,131,814

Class C shares                                    248,924              472,618

Dividends reinvested:

Class A shares                                  1,661,140            2,017,842

Class B shares                                    401,134              874,269

Class C shares                                     20,594               10,434

Cost of shares redeemed:

Class A shares                                (11,288,329)          (7,312,717)

Class B shares                                 (9,561,557)          (7,146,330)

Class C shares                                   (555,206)            (115,404)

INCREASE (DECREASE) IN NET ASSETS FROM
   BENEFICIAL INTEREST TRANSACTIONS           (10,726,553)          (1,165,300)

TOTAL INCREASE (DECREASE) IN NET ASSETS       (17,956,559)          (2,305,271)
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                            78,167,512           80,472,783

END OF PERIOD                                  60,210,953           78,167,512

SEE NOTES TO FINANCIAL STATEMENTS.


                                                      Year Ended April 30,
                                                 -------------------------------
                                                     2000                 1999
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS:

CLASS A(A)

Shares sold                                       368,896              318,580

Shares issued for dividends reinvested             84,082               92,816

Shares redeemed                                  (569,598)            (335,978)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING    (116,620)              75,418
--------------------------------------------------------------------------------

CLASS B(A)

Shares sold                                        44,887              143,855

Shares issued for dividends reinvested             20,194               40,204

Shares redeemed                                  (474,815)            (330,498)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING    (409,734)            (146,439)
--------------------------------------------------------------------------------

CLASS C

Shares sold                                        12,088               21,872

Shares issued for dividends reinvested              1,034                  482

Shares redeemed                                   (28,464)              (5,370)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING     (15,342)              16,984

(A) DURING THE PERIOD ENDED APRIL 30, 2000, 279,353 CLASS B SHARES REPRESENTING $5,593,499 WERE AUTOMATICALLY CONVERTED TO 279,364 CLASS A SHARES.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

FINANCIAL HIGHLIGHTS

The following table describes the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.


                                                                            Year Ended April 30,
                                                     --------------------------------------------------------------------------
CLASS A SHARES                                        2000            1999           1998               1997            1996
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                  21.37           21.68          20.99             20.84          20.69

Investment Operations:

Investment income--net                                  .98            1.00           1.08              1.17           1.20

Net realized and unrealized
   gain (loss) on investments                         (1.77)            .21            .99               .41            .45

Total from Investment Operations                       (.79)           1.21           2.07              1.58           1.65

Distributions:

Dividends from investment income--net                  (.98)          (1.00)         (1.08)            (1.17)         (1.20)

Dividends from net realized gain
   on investments                                      (.27)           (.52)          (.30)             (.26)          (.30)

Total Distributions                                   (1.25)          (1.52)         (1.38)            (1.43)         (1.50)

Net asset value, end of period                        19.33           21.37          21.68             20.99          20.84
---------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)(A)                                   (3.62)           5.66          10.03              7.74           8.06
---------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                 .85             .85            .72               .37            .37

Ratio of net investment income
   to average net assets                               4.95            4.59           4.96              5.54           5.64

Decrease reflected in above expense ratios
   due to undertakings by The Dreyfus
   Corporation                                          .14             .07            .18               .55            .55

Portfolio Turnover Rate                               22.70           49.67          27.18             61.22          49.24
---------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                52,464          60,516         59,758            60,849         62,864

(A) EXCLUSIVE OF SALES CHARGE.

SEE NOTES TO FINANCIAL STATEMENTS.


                                                                            Year Ended April 30,
                                                     --------------------------------------------------------------------------
CLASS B SHARES                                        2000            1999           1998               1997            1996
---------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                 21.37           21.68          20.98              20.84           20.69

Investment Operations:

Investment income--net                                 .88             .89            .97               1.06            1.09

Net realized and unrealized
   gain (loss) on investments                        (1.78)            .21           1.00                .40             .45

Total from Investment Operations                      (.90)           1.10           1.97               1.46            1.54

Distributions:

Dividends from investment income--net                 (.88)           (.89)          (.97)             (1.06)          (1.09)

Dividends from net realized gain
   on investments                                     (.27)           (.52)          (.30)              (.26)           (.30)

Total Distributions                                  (1.15)          (1.41)         (1.27)             (1.32)          (1.39)

Net asset value, end of period                       19.32           21.37          21.68              20.98           20.84
---------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)(A)                                  (4.14)           5.13           9.53               7.15            7.51
---------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets               1.35            1.35           1.23                .88             .88

Ratio of net investment income
   to average net assets                              4.41            4.09           4.44               5.03            5.13

Decrease reflected in above expense ratios
   due to undertakings by The Dreyfus
   Corporation                                         .16             .08            .18                .55             .55

Portfolio Turnover Rate                              22.70           49.67          27.18              61.22           49.24
---------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                7,483          17,031         20,454             17,396          17,461

(A) EXCLUSIVE OF SALES CHARGE.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

FINANCIAL HIGHLIGHTS (CONTINUED)

                                                                            Year Ended April 30,
                                                     --------------------------------------------------------------------------
CLASS C SHARES                                        2000            1999           1998               1997            1996(a)
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                 21.36            21.67          20.97              20.83           20.78

Investment Operations:

Investment income--net                                 .84              .83            .91                .99             .73

Net realized and unrealized
   gain (loss) on investments                        (1.78)             .21           1.00                .40             .35

Total from Investment Operations                      (.94)            1.04           1.91               1.39            1.08

Distributions:

Dividends from investment income--net                 (.84)            (.83)          (.91)              (.99)           (.73)

Dividends from net realized gain
   on investments                                     (.27)            (.52)          (.30)              (.26)           (.30)

Total Distributions                                  (1.11)           (1.35)         (1.21)             (1.25)          (1.03)

Net asset value, end of period                       19.31            21.36          21.67              20.97           20.83
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)(B)                                  (4.33)            4.86           9.24               6.79            7.29(c)
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets               1.60             1.60           1.52               1.19            1.18(c)

Ratio of net investment income
   to average net assets                              4.15             3.79           4.10               4.57            4.77(c)

Decrease reflected in above expense ratios
   due to undertakings by The Dreyfus
   Corporation                                         .15              .11            .15                .54             .58(c)

Portfolio Turnover Rate                              22.70            49.67          27.18              61.22           49.24
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                  265              620            261                129               1

(A) FROM AUGUST 15, 1995 (COMMENCEMENT OF INITIAL OFFERING) TO APRIL 30, 1996.

(B) EXCLUSIVE OF SALES CHARGE.

(C) ANNUALIZED

SEE NOTES TO FINANCIAL STATEMENTS.


NOTES TO FINANCIAL STATEMENTS

NOTE 1--Significant Accounting Policies:

Dreyfus Premier State Municipal Bond Fund (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a non-diversified open-end management investment company, and operates as a series company currently offering thirteen series including the Texas Series (the "fund"). The fund' s investment objective is to maximize current income exempt from Federal and, where applicable, from State income taxes, without undue risk. The Dreyfus Corporation (the "Manager") serves as the fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A, which is a wholly-owned subsidiary of Mellon Financial Corporation.

Effective March 22, 2000, Dreyfus Service Corporation ("DSC"), a wholly-owned subsidiary of the Manager, became the distributor of the fund's shares. Prior to March 22, 2000, Premier Mutual Fund Services, Inc. was the distributor. The fund is authorized to issue an unlimited number of $.001 par value shares in the following classes of shares: Class A, Class B and Class C shares. Class A shares are subject to a sales charge imposed at the time of purchase, Class B shares are subject to a contingent deferred sales charge ("CDSC") imposed on Class B share redemptions made within six years of purchase (five years for shareholders beneficially owning Class B shares on November 30, 1996) and Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase. Class B shares automatically convert to Class A shares after six years. Other differences between the classes include the services offered to and the expenses borne by each class and certain voting rights.

The Trust accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series' operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The  fund' s  financial  statements  are  prepared  in accordance with generally
accepted   accounting  principles  which  may  require  the  use  of
                                                                        The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

management estimates and assumptions. Actual results could differ from those estimates.

(A) PORTFOLIO VALUATION: Investments in securities (excluding options and financial futures on municipal and U.S. treasury securities) are valued each business day by an independent pricing service ("Service") approved by the Board of Trustees. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Options and financial futures on municipal and U.S. treasury securities are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day. Investments not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. Bid price is used when no asked price is available.

(B) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, adjusted for amortization of premiums and original issue discounts on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Under the terms of the custody agreement, the fund received net earnings credits of $3,832 during the period ended April 30, 2000 based on available cash balances left on deposit. Income earned under this arrangement is included in interest income.

The fund follows an investment policy of investing primarily in municipal obligations of one state. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the fund.

(C) DIVIDENDS TO SHAREHOLDERS: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the " Code" ). To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the fund not to distribute such gain.

(D) FEDERAL INCOME TAXES: It is the policy of the fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all Federal income and excise taxes.

NOTE 2--Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $500 million redemption credit facility (the "Facility" ) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the fund at rates based on prevailing market rates in effect at the time of borrowings. During the period ended April 30, 2000, the fund did not borrow under the Facility.


                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

NOTE 3--Management Fee and Other Transactions With Affiliates:

(A) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .55 of 1% of the value of the fund's average daily net assets and is payable monthly. The Manager had undertaken from May 1, 1999 through April 30, 2000 to reduce the management fee paid by the fund, to the extent that the fund' s aggregate expenses, excluding 12b-1 distribution fees, taxes, brokerage fees, commitment fees, interest on borrowings and extraordinary expenses, exceeded an annual rate of .85 of 1% of the value of the fund' s average daily net assets. The reduction in management fee, pursuant to the undertaking, amounted to $98,727 during the period ended April 30, 2000.

(B) Under the Distribution Plan (the "Plan") adopted pursuant to Rule 12b-1 under the Act, Class B and Class C shares pay the distributor for distributing their shares at an annual rate of .50 of 1% of the value of the average daily net assets of Class B shares and .75 of 1% of the value of the average daily net assets of Class C shares. During the period ended April 30, 2000, Class B and Class C shares were charged $57,107 and $4,011, respectively, pursuant to the Plan, of which $4,319 and $203 for Class B and Class C shares, respectively, were paid to DSC.

(C) Under the Shareholder Services Plan, Class A, Class B and Class C shares pay the distributor at an annual rate of .25 of 1% of the value of the average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services. The distributor determines the amounts to be paid to Service Agents. During the period ended April 30, 2000, Class A, Class B and Class C shares were charged $139,815, $28,554 and $1,337, respectively, pursuant to the Shareholder Services Plan, of which $14,525, $2,160 and $68 for Class A, Class B and Class C shares, respectively, were paid to DSC.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended April 30, 2000, the fund was charged $24,541 pursuant to the transfer agency agreement.

(D) Each Board member also serves as a Board member of other funds within the Dreyfus complex (collectively, the "Fund Group"). Effective April 13, 2000, each Board member receives an annual fee of $50,000 and a fee of $6,500 for each meeting held in person and $500 for telephone meetings. These fees are allocated among the funds in the Fund Group. The Chairman of the Board receives an additional 25% of such compensation. Prior to April 13, 2000, each Board member who was not an "affiliated person" as defined in the Act received from the Trust an annual fee of $2,500 and an attendance fee of $250 per meeting. The Chairman of the Board received an additional 25% of such compensation. Subject to the fund' s Director Emeritus Program Guidelines, Emeritus Board members, if any, receive 50% of the Trust's annual retainer fee and per meeting fee paid at the time the Board member achieved emeritus status.

NOTE 4--Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended April 30, 2000, amounted to $14,978,580 and $26,683,259, respectively.

At April 30, 2000, accumulated net unrealized depreciation on investments was $3,146,532, consisting of $574,784 gross unrealized appreciation and $3,721,316 gross unrealized depreciation.

At April 30, 2000, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

                                                             The Fund

REPORT OF INDEPENDENT AUDITORS

Shareholders and Board of Trustees Dreyfus Premier State Municipal Bond Fund, Texas Series

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Dreyfus Premier State Municipal Bond Fund, Texas Series (one of the funds constituting the Dreyfus Premier State Municipal Bond Fund) as of April 30, 2000, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund' s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and the financial highlights. Our procedures included confirmation of securities owned as of April 30, 2000 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Premier State Municipal Bond Fund, Texas Series at April 30, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with accounting principles generally accepted in the United States.


New York, New York

June 9, 2000



IMPORTANT TAX INFORMATION (Unaudited)

In accordance with Federal tax law, the fund hereby makes the following designations regarding its fiscal year ended April 30, 2000:

   -- all the dividends paid from investment income-net are "exempt-interest dividends" (not subject to regular Federal income tax, and for individuals who are Texas residents, not subject to taxation by Texas), and

   -- the fund hereby designates $.2135 per share as a long-term capital gain distribution of the $.2747 per share paid on December 8, 1999.

As required by Federal tax law rules, shareholders will receive notification of their portion of the fund's taxable ordinary dividends (if any) and capital gain distributions (if any) paid for the 2000 calendar year on Form 1099-DIV which will be mailed by January 31, 2001.

                                                             The Fund

                                                           For More Information

                        Dreyfus Premier State Municipal Bond Fund,
                        Texas Series
                        200 Park Avenue
                        New York, NY 10166

                        Manager

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                        Custodian

                        The Bank of New York
                        100 Church Street
                        New York, NY 10286

                        Transfer Agent & Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        P.O. Box 9671
                        Providence, RI 02940

                        Distributor

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166

To obtain information:

BY TELEPHONE Call your financial representative or 1-800-554-4611

BY MAIL  Write to:
The Dreyfus Premier Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

(c) 2000 Dreyfus Service Corporation                                   061AR004


================================================================================


Dreyfus Premier

State Municipal

Bond Fund,

Virginia Series

ANNUAL REPORT April 30, 2000

(reg.tm)


================================================================================


The views expressed herein are current to the date of this report. These views and the composition of the fund's portfolio are subject to change at any time based on market and other conditions.

           * Not FDIC-Insured
           * Not Bank-Guaranteed
           * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the President

                             3   Discussion of Fund Performance

                             6   Fund Performance

                             8   Statement of Investments

                            12   Statement of Assets and Liabilities

                            13   Statement of Operations

                            14   Statement of Changes in Net Assets

                            16   Financial Highlights

                            19   Notes to Financial Statements

                            24   Report of Independent Auditors

                            25   Important Tax Information

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                                                Dreyfus Premier

                                                     State Municipal Bond Fund,

                                                                Virginia Series

LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this annual report for Dreyfus Premier State Municipal Bond Fund, Virginia Series, covering the 12-month period from May 1, 1999 through April 30, 2000. Inside, you'll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, Samuel Weinstock.

When the reporting period began, evidence had emerged that the U.S. economy was growing strongly in an environment characterized by high levels of consumer spending and low levels of unemployment. Concerns that inflationary pressures might re-emerge caused the Federal Reserve Board to raise short-term interest rates five times during the reporting period, for a total increase of 1.25 percentage points. While higher interest rates generally led to an erosion of municipal bond prices during much of the reporting period, the tax-exempt bond market showed renewed signs of strength during the first four months of 2000.

Municipal bonds were also influenced by supply-and-demand considerations. These technical influences have caused the yields of tax-exempt bonds to rise to very attractive levels compared to the after-tax yields of taxable bonds of comparable maturity and credit quality, making tax-exempt bonds especially attractive for investors in the higher federal and state income tax brackets.

We appreciate your confidence over the past year, and we look forward to your continued participation in Dreyfus Premier State Municipal Bond Fund, Virginia Series.

Sincerely,


Stephen E. Canter
President and Chief Investment Officer
The Dreyfus Corporation
May 15, 2000




DISCUSSION OF FUND PERFORMANCE

Samuel Weinstock, Portfolio Manager

How did Dreyfus Premier State Municipal Bond Fund, Virginia Series, perform during the period?

For the 12-month period ended April 30, 2000, the fund's Class A shares provided a -3.65% total return, its Class B shares provided a -4.21% total return and its Class C shares provided a -4.37% total return.(1) In comparison, the Lipper Virginia Municipal Debt Funds category average provided a -2.49% total return for the same period.(2

In a rising interest-rate environment, which caused most municipal bond prices to decline over the past year, the fund's relative performance lagged compared to that of its category average. We attribute our underperformance to the fund's focus on income. Because of this focus, the fund's total return tends to outperform the averages during declining markets, but may lag during rallies such as the one that prevailed during the first quarter of 2000.

What is the fund's investment approach?

Our goal is to seek as high a level of federal and Virginia tax-exempt income as is practical without undue risk from a diversified portfolio of municipal bonds.

To achieve this objective, we employ four primary strategies. First, we strive to identify the maturity range that we believe will provide the most favorable returns over the next two years. Second, we evaluate issuers' credit quality to find bonds that we believe provide high yields at attractive prices. Third, we look for bonds with attractive high interest payments, even if they sell at a premium to face value. Fourth, we assess individual bonds' early redemption features, focusing on those that cannot be redeemed soon by their issuers. Typically, the bonds we select for the portfolio will have several of these qualities.

We  also  use  computer models to evaluate the likely performance of bonds under
various    market   scenarios,   including   a   0.25   percentage-
                                                                        The Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

point rise in interest rates and a 0.50 percentage-point decline. When we find securities that we believe will provide participation when the market rises and some protection against declines, we tend to hold them for the long term.

What other factors influenced the fund's performance?

Although the fund's performance was hurt by a difficult investment environment during the final two months of 1999, the first four months of 2000 generally provided better market conditions and a market rally. While the fund's performance lagged that of its peer group, this rally helped offset most -- but not all -- of 1999's decline.

When the reporting period began on May 1, 1999, investors had become concerned that strong economic growth might rekindle long-dormant inflationary pressures, especially from rising wages in a tight job market. In an attempt to ease these pressures and forestall a reacceleration of inflation, the Federal Reserve Board raised short-term interest rates five times during the reporting period, causing most bond prices to fall, for a total increase of 1.25 percentage points.

Municipal bond prices also fell during November and December, 1999, because of adverse supply-and-demand influences. For a variety of reasons, institutional investors such as insurance companies and mutual funds participated less in the tax-exempt market. Despite strong demand from individual investors, the absence of institutional buyers helped reduce overall demand and drove municipal bond prices down. During the first quarter of 2000, however, issuance of municipal bonds nationally declined approximately 20%, as compared to the same period in 1999. This supply reduction, combined with robust demand from individual investors, helped support a rebound of municipal bond prices.

What is the fund's current strategy?

We have changed the balance of assets in the fund from approximately 85% income-oriented bonds and about 15% total return-oriented bonds to a target of 75% and 25% , respectively. This shift is part of our continuing effort to upgrade the fund's liquidity profile by gradually moving away from the types of bonds that may have underperformed the market over the past six months. Accordingly, we have sold some of our longer term, lower rated holdings, including bonds issued by industrial development regions (IDRs) and health care facilities. We have attempted to invest the proceeds of these sales in shorter term bonds with greater protection from early redemptions. We have found such opportunities primarily among insured bonds that we believe will appeal to retail investors if and when the time comes to sell them.

These changes in the fund's asset mix have modestly affected our duration management strategy. At about eight years as of April 30, the fund's average duration -- a measure of sensitivity to changing interest rates -- is slightly longer than it was when the reporting period began.

May 15, 2000

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID, AND DOES NOT TAKE INTO CONSIDERATION THE MAXIMUM INITIAL SALES CHARGE IN THE CASE OF CLASS A SHARES, OR THE APPLICABLE CONTINGENT DEFERRED SALES CHARGE IMPOSED ON REDEMPTIONS IN THE CASE OF CLASS B AND CLASS C SHARES. HAD THESE CHARGES BEEN REFLECTED, RETURNS WOULD HAVE BEEN LOWER. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE, YIELD AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. INCOME MAY BE SUBJECT TO STATE AND LOCAL TAXES FOR NON-VIRGINIA RESIDENTS, AND SOME INCOME MAY BE SUBJECT TO THE FEDERAL ALTERNATIVE MINIMUM TAX
(AMT) FOR CERTAIN INVESTORS. CAPITAL GAINS, IF ANY, ARE FULLY TAXABLE.

(2)  SOURCE: LIPPER ANALYTICAL SERVICES, INC.

                                                             The Fund

FUND PERFORMANCE

Comparison of change in value of $10,000 investment in Dreyfus Premier State Municipal Bond Fund, Virginia Series Class A shares and the Lehman Brothers Municipal Bond Index

((+))  SOURCE: LIPPER ANALYTICAL SERVICES, INC.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

THE ABOVE GRAPH COMPARES A $10,000 INVESTMENT MADE IN CLASS A SHARES OF DREYFUS PREMIER STATE MUNICIPAL BOND FUND, VIRGINIA SERIES (THE "FUND") ON 8/1/91 (INCEPTION DATE) TO A $10,000 INVESTMENT MADE IN THE LEHMAN BROTHERS MUNICIPAL BOND INDEX (THE "INDEX") ON THAT DATE. FOR COMPARATIVE PURPOSES, THE VALUE OF THE INDEX ON 7/31/91 IS USED AS THE BEGINNING VALUE ON 8/1/91. ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS ARE REINVESTED. PERFORMANCE FOR CLASS B AND CLASS C SHARES WILL VARY FROM THE PERFORMANCE OF CLASS A SHARES SHOWN ABOVE DUE TO DIFFERENCES IN CHARGES AND EXPENSES.

THE FUND INVESTS PRIMARILY IN VIRGINIA MUNICIPAL SECURITIES AND ITS PERFORMANCE SHOWN IN THE LINE GRAPH TAKES INTO ACCOUNT THE MAXIMUM INITIAL SALES CHARGE ON CLASS A SHARES AND ALL OTHER APPLICABLE FEES AND EXPENSES. THE INDEX IS NOT LIMITED TO INVESTMENTS PRINCIPALLY IN VIRGINIA MUNICIPAL OBLIGATIONS AND DOES NOT TAKE INTO ACCOUNT CHARGES, FEES AND OTHER EXPENSES. THE INDEX, UNLIKE THE FUND, IS AN UNMANAGED TOTAL RETURN PERFORMANCE BENCHMARK FOR THE LONG-TERM, INVESTMENT-GRADE, GEOGRAPHICALLY UNRESTRICTED TAX-EXEMPT BOND MARKET, CALCULATED BY USING MUNICIPAL BONDS SELECTED TO BE REPRESENTATIVE OF THE MUNICIPAL MARKET OVERALL. THESE FACTORS CAN CONTRIBUTE TO THE INDEX POTENTIALLY OUTPERFORMING OR UNDERPERFORMING THE FUND. FURTHER INFORMATION RELATING TO FUND PERFORMANCE, INCLUDING EXPENSE REIMBURSEMENTS, IF APPLICABLE, IS CONTAINED IN THE FINANCIAL HIGHLIGHTS SECTION OF THE PROSPECTUS AND ELSEWHERE IN THIS REPORT.



Average Annual Total Returns AS OF 4/30/00

                                                                           Inception                                       From
                                                                             Date          1 Year          5 Years       Inception
------------------------------------------------------------------------------------------------------------------------------------

CLASS A SHARES
WITH SALES CHARGE (4.5%)                                                    8/1/91         (8.01)%          4.46%          6.08%
WITHOUT SALES CHARGE                                                        8/1/91         (3.65)%          5.43%          6.64%

CLASS B SHARES
WITH REDEMPTION((+))                                                        1/15/93        (7.86)%          4.55%          5.00%
WITHOUT REDEMPTION                                                          1/15/93        (4.21)%          4.88%          5.00%

CLASS C SHARES
WITH REDEMPTION((+)(+))                                                     8/15/95        (5.28)%           --            4.40%
WITHOUT REDEMPTION                                                          8/15/95        (4.37)%           --            4.40%

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

((+))  THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE FOR CLASS B SHARES IS 4% AND
IS REDUCED TO 0% AFTER SIX YEARS, AT WHICH TIME CLASS B SHARES CONVERT TO CLASS
A SHARES.

((+)(+))  THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE FOR CLASS C SHARES IS 1%
FOR SHARES REDEEMED WITHIN ONE YEAR OF THE DATE OF PURCHASE.

                                                             The Fund


STATEMENT OF INVESTMENTS

April 30, 2000

                                                                                              Principal
LONG-TERM MUNICIPAL INVESTMENTS--92.4%                                                        Amount ($)              Value ($)
------------------------------------------------------------------------------------------------------------------------------------

VIRGINIA--59.2%

Alexandria Redevelopment and Housing Authority,

   Multi-Family Housing Mortgage Revenue
   (Buckingham Village Apartments) 6.125%, 7/1/2021                                           3,000,000                3,011,520

Beford County Industrial Development Authority,

  IDR (Nekossa Packaging Corp. Project)

   5.60%, 12/1/2025                                                                           3,500,000                3,020,080

Chesapeake Bay Bridge and Tunnel Commission District, Revenue,

   General Resolution 5.50%, 7/1/2025 (Insured; MBIA)                                         2,500,000                2,415,550

Chesapeake Toll Road, Expressway Revenue 5.625%, 7/15/2019                                    1,250,000                1,179,837

Dinwiddie County Industrial Development Authority, LR

   (Dinwiddie County School Facilities Project) 6%, 2/1/2018                                    500,000                  481,205

Dulles Town Center Community Development Authority,

  Special Assessment Tax (Dulles Town Center Project)

   6.25%, 3/1/2026                                                                            3,000,000                2,793,240

Fairfax County Park Authority, Park Facilities Revenue

   6.625%, 7/15/2020                                                                          2,665,000                2,710,332

Fairfax County Redevelopment and Housing Authority, MFHR

  (Paul Spring Retirement Center):

      5.90%, 6/15/2017 (Insured; FHA)                                                           200,000                  196,810

      6%, 12/15/2028 (Insured; FHA)                                                             600,000                  587,898

Fairfax County Water Authority, Water Revenue:

   5.75%, 4/1/2029 (Prerefunded 4/1/2002)                                                     1,525,000  (a)           1,552,541

   5.75%, 4/1/2029                                                                            1,000,000                  986,760

Hampton Redevelopment and Housing Authority,

  First Mortgage Revenue

   (Olde Hampton Hotel Associates Project) 6.50%, 7/1/2016                                    2,640,000                2,436,113

Industrial Development Authority of the City of Hopewell,

  Health Care Facility Revenue:

    (Colonial Heights Convalescent Center Project)

       5.60%, 10/1/2003                                                                         205,000                 201,505
    (Forest Hill Convalescent Center Project):

         6%, 10/1/2006 (Prerefunded 10/1/2002)                                                  260,000  (a)             275,051

         6.15%, 10/1/2007 (Prerefunded 10/1/2002)                                               280,000  (a)             297,158

         6.25%, 10/1/2008 (Prerefunded 10/1/2002)                                               115,000  (a)             122,306
      (Westport Convalescent Center Project):

         5.90%, 10/1/2005                                                                       315,000                  308,042

         6.15%, 10/1/2007                                                                       175,000                  170,765

         6.25%, 10/1/2008                                                                       410,000                  399,857

Industrial Development Authority of the County of Henrico, SWDR

  (Browning-Ferris Industries of South Atlantic, Inc. Project)

   5.45%, 1/1/2014                                                                            3,500,000                2,897,685


                                                                                              Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                   Amount ($)               Value ($)
------------------------------------------------------------------------------------------------------------------------------------

VIRGINIA (CONTINUED)

Industrial Development Authority of the County of

  Prince William, Revenue:

    Hospital Facility (Potomac Hospital Corp. of Prince William)

         6.85%, 10/1/2025 (Prerefunded 10/1/2005)                                             1,000,000  (a)           1,102,960

      (Potomac Place) 6.25%, 12/20/2027                                                         700,000                  718,438

      Residential Care Facility (First Mortgage-Westminster

         Lake Ridge) 6.625%, 1/1/2026                                                         1,500,000                1,429,755

Industrial Development Authority of the Town of West Point,

   SWDR (Chesapeake Corp. Project) 6.375%, 3/1/2019                                           2,500,000                2,349,975

Isle Wight County Industrial Development Authority,

  Solid Waste Disposal Facilities Revenue

   (Union Camp Corp. Project) 6.10%, 5/1/2027                                                 3,500,000                3,327,135

Prince William County Park Authority, Revenue

   6.875%, 10/15/2016 (Prerefunded 10/15/2004)                                                3,000,000  (a)           3,258,660

Richmond Metropolitan Authority, Expressway Revenue

   5.25%, 7/15/2017 (Insured; FGIC)                                                           3,100,000                2,959,446

Staunton Industrial Development Authority,

  Educational Facilities Revenue (Mary Baldwin College)

   6.75%, 11/1/2021                                                                           3,145,000                3,170,223

University of Virginia, University Revenue 5.75%, 5/1/2021                                    1,325,000                1,309,868

Upper Occoquan Sewer Authority, Regional Sewer Revenue

   5.15%, 7/1/2020 (Insured; MBIA)                                                            2,000,000                1,853,820

Virginia Beach Development Authority, Revenue:

  Industrial Development Mortgage (Ramada Oceanside Resort)

      8%, 8/1/2010                                                                              310,000                  321,706

Nursing Home (Sentara Life Care Corp.) 7.75%, 11/1/2021                                       1,000,000                1,055,710

Virginia Housing Development Authority,
   Commonwealth Mortgage:

      6.60%, 7/1/2020                                                                         1,075,000                1,086,191

      5.50%, 1/1/2022                                                                         4,245,000                3,945,388

U. S. RELATED--33.2%

Commonwealth of Puerto Rico (Public Improvement):

   5.25%, 7/1/2015 (Insured; MBIA)                                                            3,000,000                2,955,090

   6.80%, 7/1/2021 (Prerefunded 7/1/2002)                                                     1,000,000  (a)           1,059,720

   6%, 7/1/2026 (Prerefunded 7/1/2007)                                                        1,500,000  (a)           1,613,160

Guam Airport Authority, Revenue 6.70%, 10/1/2023                                              2,000,000                2,024,900

Puerto Rico Electric Power Authority, Power Revenue:

   5%, 7/1/2012 (Insured; MBIA)                                                                  50,000                   48,772

   5.003%, 7/1/2012                                                                           3,000,000  (b,c)         2,852,730

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                                Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                     Amount ($)              Value ($)
------------------------------------------------------------------------------------------------------------------------------------

U. S. RELATED (CONTINUED)

Puerto Rico Highway and Transportation Authority,
  Highway Revenue:

      5.50%, 7/1/2015 (Insured; MBIA)                                                            20,000                   20,276

      6.003%, 7/1/2015                                                                        3,990,000  (b)           4,100,244

      6.625%, 7/1/2018 (Prerefunded 7/1/2002)                                                 2,000,000  (a)           2,112,280

Puerto Rico Industrial, Tourist, Educational, Medical and

  Environmental Control Facilities Financing Authority,

  Higher Education Revenue (Ana G. Mendez University

   System Project) 5.375%, 2/1/2019                                                           1,500,000                1,344,600

Puerto Rico Ports Authority, Special Facilities Revenue

   (American Airlines) 6.25%, 6/1/2026                                                        3,000,000                2,950,530

Virgin Islands Public Finance Authority, Revenue:

   Gross Receipts Taxes Loan Note 6.50%, 10/1/2024                                            3,000,000                3,022,650

   Matching Fund Loan Notes 7.25%, 10/1/2018

   (Prerefunded 10/1/2002)                                                                    4,000,000  (a)           4,317,360

Virgin Islands Water and Power Authority, Electric System

   7.40%, 7/1/2011 (Prerefunded 7/1/2001)                                                     1,780,000  (a)           1,854,974

TOTAL LONG-TERM MUNICIPAL INVESTMENTS

   (cost $85,888,369)                                                                                                 84,210,816
------------------------------------------------------------------------------------------------------------------------------------

SHORT-TERM MUNICIPAL INVESTMENT--7.3%
------------------------------------------------------------------------------------------------------------------------------------

VIRGINIA:

Dinwidde County Industrial Development Authority,
   Exempt Facility Revenue (Chaparral East Project)
   VRDN 6.25% (LOC; Bank of America, NA)                                                      1,400,000  (d)           1,400,000

King George Industrial Development Authority,
   Exempt Facility Revenue (Birchwood Power Partners
   Project) VRDN 6.20% (LOC; Credit Suisse)                                                   3,300,000  (d)           3,300,000

Roanoke Industrial Development Authority, HR
   (Carilion Health System) VRDN 5.80%                                                        2,000,000  (d)           2,000,000

TOTAL SHORT-TERM MUNICIPAL INVESTMENTS

   (cost $6,700,000)                                                                                                   6,700,000
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $92,588,369)                                                              99.7%               90,910,816

CASH AND RECEIVABLES (NET)                                                                          .3%                  260,505

NET ASSETS                                                                                       100.0%               91,171,321


Summary of Abbreviations

FGIC                      Financial Guaranty Insurance
                             Company
FHA                       Federal Housing Administration
HR                        Hospital Revenue
IDR                       Industrial Development Revenue
LOC                       Letter of Credit
LR                        Lease Revenue
MBIA                      Municipal Bond Investors
                             Assurance Insurance
                             Corporation
MFHR                      Multi-Family Housing Revenue
SWDR                      Solid Waste Disposal Revenue
VRDN                      Variable Rate Demand Notes

Summary of Combined Ratings (Unaudited)

Fitch                or          Moody's               or        Standard & Poor's                           Value (%)
------------------------------------------------------------------------------------------------------------------------------------
AAA                              Aaa                             AAA                                              30.4
AA                               Aa                              AA                                                9.2
A                                A                               A                                                 3.3
BBB                              Baa                             BBB                                              29.7
BB                               B                               BB                                                3.2
F1                               MIG1/P1                         SP1/A1                                            7.4
Not Rated(e)                     Not Rated(e)                    Not Rated(e)                                     16.8

                                                                                                                 100.0

(A)  BONDS WHICH ARE PREREFUNDED ARE COLLATERALIZED BY U.S. GOVERNMENT
     SECURITIES WHICH ARE HELD IN ESCROW AND ARE USED TO PAY PRINCIPAL AND
     INTEREST ON THE MUNICIPAL ISSUE AND TO RETIRE THE BONDS IN FULL AT THE
     EARLIEST REFUNDING DATE.

(B)  INVERSE FLOATER SECURITY -- THE INTEREST RATE IS SUBJECT TO CHANGE
     PERIODICALLY.

(C)  SECURITY EXEMPT FROM REGISTRATION UNDER RULE 144A OF THE SECURITIES ACT OF
     1933. THIS SECURITY MAY BE RESOLD IN TRANSACTIONS EXEMPT FROM REGISTRATION,
     NORMALLY TO QUALIFIED INSTITUTIONAL BUYERS. AT APRIL 30, 2000, THIS
     SECURITY AMOUNTED TO $2,852,730 OR 3.1% OF NET ASSETS.

(D)  SECURITIES PAYABLE ON DEMAND. VARIABLE INTEREST RATE -- SUBJECT TO PERIODIC
     CHANGE.

(E)  SECURITIES WHICH, WHILE NOT RATED BY FITCH, MOODY'S AND STANDARD & POOR'S
     HAVE BEEN DETERMINED BY THE MANAGER TO BE OF COMPARABLE QUALITY TO THOSE
     RATED SECURITIES IN WHICH THE FUND MAY INVEST.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF ASSETS AND LIABILITIES

April 30, 2000

                                                               Cost       Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of Investments  92,588,369  90,910,816

Interest receivable                                                   1,551,037

Receivable for shares of Beneficial Interest subscribed                  22,094

Prepaid expenses                                                          7,502

                                                                     92,491,449
-------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                            70,833

Cash overdraft due to Custodian                                       1,154,682

Payable for shares of Beneficial Interest redeemed                       65,720

Accrued expenses                                                         28,893

                                                                      1,320,128
--------------------------------------------------------------------------------

NET ASSETS ($)                                                       91,171,321
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                      94,900,998

Accumulated net realized gain (loss) on investments                  (2,052,124)

Accumulated net unrealized appreciation (depreciation)
   on investments--Note 4                                            (1,677,553)
--------------------------------------------------------------------------------

NET ASSETS ($)                                                       91,171,321


NET ASSET VALUE PER SHARE

                                                                              Class A                Class B            Class C
------------------------------------------------------------------------------------------------------------------------------------

Net Assets ($)                                                             67,042,720             21,080,930           3,047,671

Shares Outstanding                                                          4,233,148              1,331,354             192,545
------------------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE PER SHARE ($)                                                   15.84                  15.83               15.83

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF OPERATIONS

Year Ended April 30, 2000

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INTEREST INCOME                                                      5,976,871

EXPENSES:

Management fee--Note 3(a)                                              540,481

Shareholder servicing costs--Note 3(c)                                 314,140

Distribution fees--Note 3(b)                                           151,739

Registration fees                                                       30,648

Prospectus and shareholders' reports                                    23,443

Professional fees                                                       20,302

Custodian fees                                                          10,462

Trustees' fees and expenses--Note 3(d)                                   1,384

Loan commitment fees--Note 2                                               875

Miscellaneous                                                           11,976

TOTAL EXPENSES                                                       1,105,450

INVESTMENT INCOME--NET                                               4,871,421
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4($):

Net realized gain (loss) on investments                             (2,049,473)

Net unrealized appreciation (depreciation) on investments           (7,002,802)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS              (9,052,275)

NET (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS              (4,180,854)

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF CHANGES IN NET ASSETS

                                                      Year Ended April 30,
                                                -------------------------------
                                                     2000                 1999
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                          4,871,421            5,023,622

Net realized gain (loss) on investments        (2,049,473)           1,384,592

Net unrealized appreciation (depreciation)
   on investments                              (7,002,802)            (350,457)

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                   (4,180,854)           6,057,757
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

Investment income--net:

Class A shares                                 (3,555,627)          (3,225,635)

Class B shares                                 (1,183,931)          (1,688,611)

Class C shares                                   (131,863)            (109,376)

Net realized gain on investments:

Class A shares                                    (14,353)            (884,913)

Class B shares                                     (4,898)            (533,711)

Class C shares                                       (521)             (37,805)

TOTAL DIVIDENDS                                (4,891,193)          (6,480,051)
--------------------------------------------------------------------------------

BENEFICIAL INTEREST TRANSACTIONS ($):

Net proceeds from shares sold:

Class A shares                                 13,520,146           12,134,539

Class B shares                                  2,450,891            4,716,025

Class C shares                                  1,029,974            1,520,409

Dividends reinvested:

Class A shares                                  1,781,475            2,193,747

Class B shares                                    610,636            1,198,045

Class C shares                                     33,411               21,422

Cost of shares redeemed:

Class A shares                                (13,581,470)          (7,521,104)

Class B shares                                (14,374,110)         (10,983,245)

Class C shares                                   (939,870)            (326,419)

INCREASE (DECREASE) IN NET ASSETS FROM
   BENEFICIAL INTEREST TRANSACTIONS            (9,468,917)           2,953,419

TOTAL INCREASE (DECREASE) IN NET ASSETS       (18,540,964)           2,531,125
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                           109,712,285          107,181,160

END OF PERIOD                                  91,171,321          109,712,285

SEE NOTES TO FINANCIAL STATEMENTS.


                                                      Year Ended April 30,
                                                --------------------------------
                                                     2000                 1999
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS:

CLASS A(A)

Shares sold                                       819,840              694,996

Shares issued for dividends reinvested            110,040              125,125

Shares redeemed                                  (834,478)            (429,470)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING      95,402              390,651
--------------------------------------------------------------------------------

CLASS B(A)

Shares sold                                       149,838              269,387

Shares issued for dividends reinvested             37,644               68,334

Shares redeemed                                  (873,486)            (629,062)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING    (686,004)            (291,341)
--------------------------------------------------------------------------------

CLASS C

Shares sold                                        64,286               86,730

Shares issued for dividends reinvested              2,071                1,224

Shares redeemed                                   (58,119)             (18,602)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING       8,238               69,352

A DURING THE PERIOD ENDED APRIL 30, 2000, 471,244 CLASS B SHARES REPRESENTING $7,723,625 WERE AUTOMATICALLY CONVERTED TO 471,274 CLASS A SHARES.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.


                                                                              Year Ended April 30,
                                                             -----------------------------------------------------------
CLASS A SHARES                                                2000         1999        1998         1997         1996
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                          17.31       17.37        16.61        16.27        16.03

Investment Operations:
Investment income--net                                          .83         .85          .88          .94          .93

Net realized and unrealized
   gain (loss) on investments                                 (1.47)        .17          .76          .34          .24

Total from Investment Operations                               (.64)       1.02         1.64         1.28         1.17

Distributions:

Dividends from investment income--net                          (.83)       (.85)        (.88)        (.94)        (.93)

Dividends from net realized gain
   on investments                                              (.00)(a)    (.23)        (.00)(a)       --           --

Total Distributions                                            (.83)      (1.08)        (.88)        (.94)        (.93)

Net asset value, end of period                                15.84       17.31        17.37        16.61        16.27
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)(B)                                           (3.65)       5.98        10.05         8.02         7.32
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                         .97         .92          .75          .39          .50

Ratio of net investment income
   to average net assets                                       5.12        4.83         5.10         5.67         5.58

Decrease reflected in above expense
   ratios due to undertakings by
   The Dreyfus Corporation                                      --          --           .14          .55          .55

Portfolio Turnover Rate                                       31.63       30.19        21.25        45.29        50.06
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                        67,043      71,612       65,086       61,099       61,149

(A) AMOUNT REPRESENTS LESS THAN $.01 PER SHARE.

(B) EXCLUSIVE OF SALES CHARGE.

SEE NOTES TO FINANCIAL STATEMENTS.


                                                                              Year Ended April 30,
                                                             -----------------------------------------------------------
CLASS B SHARES                                                2000         1999        1998         1997         1996
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                          17.31       17.37        16.60       16.27        16.03

Investment Operations:

Investment income--net                                          .75         .76          .79         .86          .84

Net realized and unrealized
   gain (loss) on investments                                 (1.48)        .17          .77         .33          .24

Total from Investment Operations                               (.73)        .93         1.56        1.19         1.08

Distributions:

Dividends from investment income--net                          (.75)       (.76)        (.79)       (.86)        (.84)

Dividends from net realized gain
   on investments                                              (.00)(a)    (.23)        (.00)(a)      --           --

Total Distributions                                            (.75)       (.99)        (.79)       (.86)        (.84)

Net asset value, end of period                                15.83       17.31        17.37       16.60        16.27
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)(B)                                           (4.21)       5.44         9.56        7.41         6.77
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                        1.48        1.43         1.26         .90         1.01

Ratio of net investment income
   to average net assets                                       4.59        4.32         4.58        5.15         5.06

Decrease reflected in above expense
   ratios due to undertakings by
   The Dreyfus Corporation                                      --          --           .14         .55          .55

Portfolio Turnover Rate                                       31.63       30.19        21.25       45.29        50.06
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                        21,081      34,912       40,100      35,787       33,120

(A) AMOUNT REPRESENTS LESS THAN $.01 PER SHARE.

(B) EXCLUSIVE OF SALES CHARGE.

SEE NOTES TO FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS (CONTINUED)

                                                             The Fund

FINANCIAL HIGHLIGHTS (CONTINUED)

                                                                              Year Ended April 30,
                                                             -----------------------------------------------------------
CLASS C SHARES                                                2000         1999        1998         1997         1996
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                          17.30       17.36       16.60        16.26        16.17

Investment Operations:

Investment income--net                                          .71         .72         .75          .81          .57

Net realized and unrealized
   gain (loss) on investments                                 (1.47)        .17         .76          .34          .09

Total from Investment Operations                               (.76)        .89        1.51         1.15          .66

Distributions:

Dividends from investment income--net                          (.71)       (.72)       (.75)        (.81)        (.57)

Dividends from net realized gain
   on investments                                              (.00)(b)    (.23)       (.00)(b)       --           --

Total Distributions                                            (.71)       (.95)       (.75)        (.81)        (.57)

Net asset value, end of period                                15.83       17.30       17.36        16.60        16.26
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)(C)                                           (4.37)       5.19        9.22         7.18         5.64(d)
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                        1.70        1.66        1.54         1.17         1.21(d)

Ratio of net investment income
   to average net assets                                       4.37        4.06        4.24         4.83         4.55(d)

Decrease reflected in above expense
   ratios due to undertakings by
   The Dreyfus Corporation                                      --          --          .11          .54          .52(d)

Portfolio Turnover Rate                                       31.63       30.19       21.25        45.29        50.06
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                         3,048       3,188       1,996          674          166

(A) FROM AUGUST 15, 1995 (COMMENCEMENT OF INITIAL OFFERING) TO APRIL 30, 1996.

(B) AMOUNT REPRESENTS LESS THAN $.01 PER SHARE.

(C) EXCLUSIVE OF SALES CHARGE.

(D) ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.



NOTES TO FINANCIAL STATEMENTS

NOTE 1--Significant Accounting Policies:

Dreyfus Premier State Municipal Bond Fund (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a non-diversified open-end management investment company, and operates as a series company currently offering thirteen series including the Virginia Series (the "fund"). The fund' s investment objective is to maximize current income exempt from Federal and, where applicable, from State income taxes, without undue risk. The Dreyfus Corporation (the "Manager") serves as the fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A, which is a wholly-owned subsidiary of Mellon Financial Corporation.

Effective March 22, 2000, Dreyfus Service Corporation ("DSC"), a wholly-owned subsidiary of the Manager, became the distributor of the fund's shares. Prior to March 22, 2000, Premier Mutual Fund Services, Inc. was the distributor. The fund is authorized to issue an unlimited number of $.001 par value shares in the following classes of shares: Class A, Class B and Class C shares. Class A shares are subject to a sales charge imposed at the time of purchase, Class B shares are subject to a contingent deferred sales charge ("CDSC") imposed on Class B share redemptions made within six years of purchase (five years for shareholders beneficially owning Class B shares on November 30, 1996) and Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase. Class B shares automatically convert to Class A shares after six years. Other differences between the classes include the services offered to and the expenses borne by each Class and certain voting rights.

The Trust accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each fund are charged to that series' operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The fund' s financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumption. Actual results could differ from those estimates.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

(a) Portfolio valuation: Investments in securities (excluding options and financial futures on municipal and U.S. treasury securities) are valued each business day by an independent pricing service ("Service") approved by the Board of Trustees. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Options and financial futures on municipal and U.S. treasury securities are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day. Investments not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. Bid price is used when no asked price is available.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, adjusted for amortization of premiums and original issue discounts on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled  a  month  or  more after the trade date. Under the terms of the custody agreement,  the  fund  receives  net  earnings  credits  based on available cash
balances    left    on    deposit.

The fund follows an investment policy of investing primarily in municipal obligations of one state. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the fund.


(c) Dividends to shareholders: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the " Code" ). To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the fund not to distribute such gain.

(d) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all Federal income and excise taxes.

The Fund has an unused capital loss carryover of approximately $423,000 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to April 30, 2000. This amount is calculated based on federal income tax regulations which may differ from financial reporting in accordance with generally accepted accounting principles. If not applied, the carryover expires in fiscal 2008.

NOTE 2--Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $500 million redemption credit facility (the "Facility" ) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the fund at rates based on prevailing market rates in effect at the time of borrowings. During period ended April 30, 2000, the fund did not borrow under the Facility.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

NOTE 3--Management Fee and Other Transactions  With Affiliates:

(a) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .55 of 1% of the value of the fund's average daily net assets and is payable monthly. The Manager had undertaken from May 1, 1999 to April 30, 2000 to reduce the management fee paid by the fund, to the extent that the fund' s aggregate expenses, exclusive of taxes, brokerage commission, interest on borrowings, Distribution Plan fees, commitment fees and extraordinary expenses, exceed an annual rate of 1% of the value of the fund's
average    daily    net    assets.

DSC retained $3,983 during the period ended April 30, 2000, from commissions earned on sales of the fund's shares.

(b) Under the Distribution Plan (the "Plan") adopted pursuant to Rule 12b-1 under the Act, Class B and Class C shares pay the distributor for distributing their shares at an annual rate of .50 of 1% of the value of the average daily net assets of Class B shares and .75 of 1% of the value of the average daily net assets of Class C shares. During the period ended April 30, 2000, Class B and Class C shares were charged $129,096 and $22,643, respectively, pursuant to the Plan, of which $11,684 and $2,501, for Class B and Class C shares, respectively, were paid to DSC.

(c) Under the Shareholder Services Plan, Class A, Class B and Class C shares pay the distributor at an annual rate of .25 of 1% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services. The distributor determines the amounts to be paid to Service Agents. During the period ended April 30, 2000, Class A, Class B and Class C shares were charged $173,577, $64,548 and $7,548, respectively, pursuant to the

Shareholder Services Plan, of which $18,411, $5,842 and $834, for Class A, Class B and Class C shares, respectively, were paid to DSC.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended April 30, 2000, the fund was charged $47,416 pursuant to the transfer agency agreement.

(d) Each Board member also serves as a Board member of other funds within the Dreyfus complex (collectively, the "Fund Group"). Effective April 13, 2000, each Board member receives an annual fee of $50,000 and a fee of $6,500 for each meeting held in person and $500 for telephone meetings. These fees are allocated among the funds in the Fund Group. The Chairman of the Board receives an additional 25% of such compensation. Prior to April 13, 2000, each Board member who was not an "affiliated person" as defined in the Act received from the Trust an annual fee of $2,500 and an attendance fee of $250 per meeting. The Chairman of the Board received an additional 25% of such compensation. Subject to the fund' s Director Emeritus Program Guidelines, Emeritus Board members, if any, receive 50% of the Trust's annual retainer fee and per meeting fee paid at the time the Board member achieved emeritus status.

NOTE 4--Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended April 30, 2000, amounted to $30,163,494 and $45,944,296, respectively.

At  April  30,  2000, accumulated net unrealized depreciation on investments was
$1,677,553,   consisting   of   $1,601,749  gross  unrealized  appreciation  and
$3,279,302 gross unrealized depreciation.

At April 30, 2000, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

                                                             The Fund

REPORT OF INDEPENDENT AUDITORS

Shareholders and Board of Trustees Dreyfus Premier State Municipal Bond Fund, Virginia Series

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Dreyfus Premier State Municipal Bond Fund, Virginia Series (one of the Funds constituting the Dreyfus Premier State
Municipal Bond Fund) as of April 30, 2000 and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and the financial highlights. Our procedures included confirmation of securities owned as of April 30, 2000 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Premier State Municipal Bond Fund, Virginia Series at April 30, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with accounting principles generally accepted in the United States.


New York, New York June 9, 2000



IMPORTANT TAX INFORMATION (Unaudited)

In accordance with Federal tax law, the fund hereby makes the following designations regarding its fiscal year ended April 30, 2000:

       -- all the dividends paid from investment income-net are "exempt -interest dividends" (not subject to regular Federal and, for individuals who are Virginia residents, Virginia personal income taxes), and

As required by Federal tax law rules, shareholders will receive notification of their portion of the fund's taxable ordinary dividends (if any) and capital gain distributions (if any) paid for the 2000 calendar year on Form 1099-DIV which will be mailed by January 31, 2001.

                                                             The Fund

                                                           For More Information

                        Dreyfus Premier State Municipal Bond Fund, Virginia
                        Series
                        200 Park Avenue
                        New York, NY 10166

                        Manager

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                        Custodian

                        The Bank of New York
                        100 Church Street
                        New York, NY 10286

                        Transfer Agent & Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        P.O. Box 9671
                        Providence, RI 02940

                        Distributor

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166

To obtain information:

BY TELEPHONE Call your financial representative or 1-800-554-4611

BY MAIL  Write to:
The Dreyfus Premier Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

(c) 2000 Dreyfus Service Corporation                                   066AR004






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